UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22019

First Trust Exchange-Traded AlphaDEX® Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: July 31

Date of reporting period: July 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

(a)	The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

First Trust Exchange-Traded AlphaDEX® Fund
Annual Report
July 31, 2023
AlphaDEX® Sector Funds
First Trust Consumer Discretionary AlphaDEX® Fund (FXD)
First Trust Consumer Staples AlphaDEX® Fund (FXG)
First Trust Energy AlphaDEX® Fund (FXN)
First Trust Financials AlphaDEX® Fund (FXO)
First Trust Health Care AlphaDEX® Fund (FXH)
First Trust Industrials/Producer Durables AlphaDEX® Fund (FXR)
First Trust Materials AlphaDEX® Fund (FXZ)
First Trust Technology AlphaDEX® Fund (FXL)
First Trust Utilities AlphaDEX® Fund (FXU)

AlphaDEX® is a registered trademark of First Trust Portfolios L.P.

Table of Contents
First Trust Exchange-Traded AlphaDEX® Fund
Sector Funds
Annual Report
July 31, 2023

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded AlphaDEX® Fund (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, as the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that:informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded AlphaDEX® Fund
Annual Letter from the Chairman and CEO
July 31, 2023
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the Sector Funds of the First Trust Exchange-Traded AlphaDEX® Fund (the “Funds”), which contains detailed information about the Funds for the twelve months ended July 31, 2023.
In a widely unexpected announcement, Fitch Ratings (“Fitch”), a provider of credit ratings, commentary, and research, downgraded the credit rating of the United States government from its highest rating of AAA to its second-highest rating of AA+ on August 1, 2023. The move marks the first time the U.S. government’s credit rating has been downgraded since 2011. Fitch cited the heightened potential of a near-term economic recession in the U.S. as well as the rising interest burden of government debt as two factors that contributed to their decision to implement the downgrade. We will leave it to the pundits to debate whether the downgrade was warranted or not. What we would like to see is a reduction in government spending. As of June 30, 2023, the U.S. government’s deficit stood at $1.39 trillion, already above the 2022 full year deficit of $1.37 trillion, according to Brian Wesbury, Chief Economist at First Trust. As Fitch noted in the press release of its downgrade, the interest burden on U.S. government debt, among other factors, is expected to catapult the general government deficit to 6.3% of gross domestic product (“GDP”) in 2023, up from 3.7% in 2022.
The Federal Reserve (the “Fed”) has made significant progress in its battle with rising prices. Inflation, as measured by the twelve-month trailing rate on the Consumer Price Index (“CPI”), stood at 3.2% on July 31, 2023, down significantly from its most recent high of 9.1% set on June 30, 2022, but up from 3.0% on June 30, 2023. While a reduction in the CPI is welcome, the metric remains well-above the Fed’s goal of 2.0%. Should the CPI remain stubbornly high, it may prompt further increases to the Federal Funds target rate over the coming months, which could hamper economic growth, in our opinion. That said, U.S. GDP has remained resilient, growing over each of the last four quarters (through June 30, 2023).
Whether the U.S. can avoid an economic recession over the coming months remains to be seen. As mentioned above, despite tighter monetary policy, the U.S. economy posted positive changes to GDP over each of the last four quarters. We continue to hope for a “soft landing,” but also keep our eyes fixated on the data.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Market Overview
First Trust Exchange-Traded AlphaDEX® Fund
Annual Report
July 31, 2023
Robert F. Carey, CFA
Senior Vice President and Chief Market Strategist
First Trust Advisors L.P.
Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has more than 30 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst (“CFA”) designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service and Registered Rep.
State of the U.S. Economy
A new bull market was ushered in when the S&P 500® Index (the “Index”) closed at 4,293.93 on June 8, 2023, 20.04% above its most recent low of 3,577.03 which occurred on October 12, 2022. Driven by developments in Artificial Intelligence and a myriad of positive economic data, the Index has had an exceptional year so far in 2023. That said, the Federal Reserve (the “Fed”) continues to battle stubbornly high inflation. Inflation, as measured by the 12-month change in the rate of the Consumer Price Index, stood at 3.2% on July 31, 2023, up from 3.0% on June 30, 2023, and 1.2 percentage points higher than the Fed’s 2.0% goal rate for the metric. Suffice it to say, inflation is not just a domestic issue. Ten of the eleven countries that comprise the so-called “Group of Ten” reported headline inflation numbers greater than their target rates in August 2023, with Switzerland being the only outlier. As many investors may know, the Fed has been working on orchestrating a “soft landing” for the U.S. economy, raising interest rates just enough to quell inflation, but not so high as to cause an economic recession. Soft landings have been very difficult to engineer. Since its inception, the Fed has only been able to pull off a soft landing once.
The latest global growth forecast from the International Monetary Fund (“IMF”) released in July 2023 sees real gross domestic product (“GDP”) rising by 3.0% worldwide in 2023, down from 3.5% in 2022. In the U.S., the IMF forecasts real GDP could grow by 1.8% in 2023, down from 2.1% in 2022. The IMF notes that July’s U.S. real GDP figure reflects resilient consumer consumption in the first quarter of the year, a trend they are quick to note is not likely to last. In 2024, the IMF estimates that U.S. real GDP could fall to just 1.0%. Overall, Advanced Economies are projected to register a 1.5% growth rate in 2023, before declining to 1.4% in 2024. Emerging Market and Developing Economies are projected to grow faster than Advanced Economies. The IMF estimates their growth rate to register 4.0% and 4.1% in 2023 and 2024, respectively.
ETFGI, an independent research and consultancy firm, reported that total assets invested in exchange-traded funds (“ETFs”) and related exchange-traded products (“ETPs”) listed globally stood at a record $10.51 trillion on June 30, 2023 (most recent data), according to its own release. Net inflows to ETFs/ETPs listed globally totaled $376.19 billion in the first six months of 2023. June marked the 49th consecutive month of net inflows into the category. Equity ETFs reported $162.77 billion in net inflows year-to-date (“YTD”) through June 30, 2023, significantly lower than the $277.33 billion in net inflows over the same period last year. Fixed income ETFs saw net inflows of $142.01 billion YTD, higher than the $84.47 billion in net inflows over the same period last year.
Sector/Equity Investing
The major U.S. stock indices delivered positive results over the past twelve months. The S&P 500®, the S&P MidCap 400® and S&P SmallCap 600® Indices posted total returns of 13.02%, 10.47% and 5.26%, respectively, for the twelve-month period ended July 31, 2023. Nine of the eleven major sectors that comprise the Index were up on a total return basis. The top performer was the Information Technology sector, up 26.85%, while the worst showing came from the Real Estate sector, down 10.63%.

Fund Performance Overview (Unaudited)
First Trust Consumer Discretionary AlphaDEX® Fund (FXD)
The First Trust Consumer Discretionary AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the StrataQuant® Consumer Discretionary Index (the “Consumer Discretionary Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Consumer Discretionary Index. The shares of the Fund are listed and trade on the NYSE Arca, Inc. (the “NYSE Arca” or the “Exchange”) under the ticker symbol “FXD.”
The Consumer Discretionary Index is a modified equal-dollar weighted index designed by ICE Data Indices, LLC or its affiliates (“IDI”) to objectively identify and select stocks from the Russell 1000® Index in the consumer discretionary sector that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX® selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 7/31/23	5 Years Ended 7/31/23	10 Years Ended 7/31/23	Inception (5/8/07) to 7/31/23	5 Years Ended 7/31/23	10 Years Ended 7/31/23	Inception (5/8/07) to 7/31/23
Fund Performance
NAV	16.93%	7.14%	8.04%	7.56%	41.18%	116.66%	226.25%
Market Price	16.97%	7.14%	8.04%	7.56%	41.20%	116.63%	226.30%
Index Performance
StrataQuant® Consumer Discretionary Index	17.74%	7.80%	8.73%	8.30%	45.57%	130.90%	264.60%
Russell 1000® Index	12.95%	11.92%	12.44%	9.24%	75.60%	222.94%	319.78%
S&P 500® Consumer Discretionary Index	7.43%	10.09%	12.62%	11.08%	61.73%	228.32%	450.60%
Russell 1000® Consumer Discretionary Index(1)	9.23%	10.79%	12.38%	N/A	66.93%	221.17%	N/A

(1)
On or about September 18, 2008, Russell Investment Group (“Russell”) began calculating its Russell U.S. Indices using an enhanced Russell sector scheme, the Russell Global Sectors (“RGS”). The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. In addition to the implementation of the RGS,
Russell changed the name of the Russell 1000® Consumer Discretionary and Services Index to the Russell 1000® Consumer Discretionary
Index. Consequently, performance data is not available for all the periods shown in the table for the Russell 1000® Consumer Discretionary Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme, or alternatively, using solely the RGS.

(See Notes to Fund Performance Overview on page 22.)
Performance Review
The Fund generated a net asset value (“NAV”) return of 16.93% during the period covered by this report. During the same period, the S&P 500® Consumer Discretionary Index (the “Benchmark”) generated a return of 7.43%. The Specialty Retail industry received an allocation of 19.9% in the Fund, which was the greatest allocation to any industry during the period covered by this report. Investments in this industry contributed 3.1% to the Fund’s return. Investments in Hotels, Restaurants & Leisure had the largest positive contribution to the Fund’s return, contributing 4.6% during the period with a 15.4% weighting in the Fund. The Fund had very few negative contributions to the Fund’s return, with the largest coming from the Consumer Staples Distribution and Retail industry at -0.3%.

Source ICE Data Indices, LLC (“ICE Data”), is used with permission. “StrataQuant®” is a service/trade mark of ICE Data or its affiliates. Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indices. Russell®, Russell 1000® and Russell 3000® are all registered trademarks of Frank Russell Company. Russell 1000® and Russell 3000® are being utilized in the indices under license. These trademarks have been licensed along with the StrataQuant® Consumer Discretionary Index (“Index”) for use by First Trust Portfolios L.P. (“FTP”) in connection with the First Trust Consumer Discretionary AlphaDEX® Fund (“FXD”). Neither FTP, the Trust, nor FXD is sponsored, endorsed, sold or promoted by ICE Data, its affiliates or its Third Party Suppliers including without limitation Frank Russell Company (“ICE Data and its Suppliers”). ICE Data and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in FXD particularly, the Trust or the ability of the Index to track general stock market performance. ICE Data’s only relationship to FTP is the licensing of certain trademarks, trade names and the Index or components thereof. The Index is determined, composed and calculated by ICE Data without regard to FTP or FXD or its holders. ICE Data has no obligation to take the needs of FTP or the holders of FXD into consideration in determining, composing or calculating the Index. ICE Data is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of FXD to be issued or in the determination or calculation of the equation by which FXD is to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by ICE Data is general in nature and not tailored to the needs of FTP or any other person, entity or group of persons. ICE Data has no obligation or liability in connection with the administration, marketing, or trading of FXD. ICE Data is not an investment advisor. Inclusion of a security within an index is not a recommendation by ICE Data to buy, sell, or hold such security, nor is it considered to be investment advice.
ICE DATA AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). ICE DATA AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.

Fund Performance Overview (Unaudited) (Continued)
First Trust Consumer Discretionary AlphaDEX® Fund (FXD) (Continued)

Sector Allocation	% of Total Long-Term Investments
Consumer Discretionary	77.2%
Industrials	10.9
Communication Services	10.8
Consumer Staples	1.1
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Wayfair, Inc., Class A	1.6%
DraftKings, Inc., Class A	1.6
Uber Technologies, Inc.	1.5
Under Armour, Inc., Class A	1.5
Thor Industries, Inc.	1.5
Harley-Davidson, Inc.	1.5
Penn Entertainment, Inc.	1.5
PulteGroup, Inc.	1.5
Skechers U.S.A., Inc., Class A	1.4
Royal Caribbean Cruises Ltd.	1.4
Total	15.0%

Performance of a $10,000 Initial Investment
July 31, 2013 - July 31, 2023

$40,000
$30,000
$20,000
$10,000
$0
$32,832
$32,294
$32,117
$23,090
$21,666
7/31/13
1/31/14
7/31/14
1/31/15
7/31/15
1/31/16
7/31/16
1/31/17
7/31/17
1/31/18
7/31/18
1/31/19
7/31/19
1/31/20
7/31/20
1/31/21
7/31/21
1/31/22
7/31/22
1/31/23
7/31/23

First Trust Consumer Discretionary AlphaDEX® Fund
StrataQuant® Consumer Discretionary Index
Russell 1000® Index
S&P 500® Consumer Discretionary Index
Russell 1000® Consumer Discretionary Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Consumer Staples AlphaDEX® Fund (FXG)
The First Trust Consumer Staples AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the StrataQuant® Consumer Staples Index (the “Consumer Staples Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Consumer Staples Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol “FXG.”
The Consumer Staples Index is a modified equal-dollar weighted index designed by IDI to objectively identify and select stocks from the Russell 1000® Index in the consumer staples sector that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX® selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 7/31/23	5 Years Ended 7/31/23	10 Years Ended 7/31/23	Inception (5/8/07) to 7/31/23	5 Years Ended 7/31/23	10 Years Ended 7/31/23	Inception (5/8/07) to 7/31/23
Fund Performance
NAV	2.87%	8.61%	8.56%	9.04%	51.16%	127.38%	307.50%
Market Price	2.84%	8.63%	8.55%	9.04%	51.24%	127.17%	307.35%
Index Performance
StrataQuant® Consumer Staples Index	3.47%	9.25%	9.24%	9.80%	55.66%	141.98%	355.95%
Russell 1000® Index	12.95%	11.92%	12.44%	9.24%	75.60%	222.94%	319.78%
S&P 500® Consumer Staples Index	5.41%	10.66%	9.41%	9.67%	65.93%	145.73%	347.27%
Russell 1000® Consumer Staples Index(1)	5.48%	9.67%	8.78%	N/A	58.63%	131.93%	N/A

(1)
On or about September 18, 2008, Russell began calculating its Russell U.S. Indices using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for all the periods shown in the table for the Russell 1000®
Consumer Staples Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme, or alternatively, using solely the RGS.

(See Notes to Fund Performance Overview on page 22.)
Performance Review
The Fund generated a NAV return of 2.87% during the period covered by this report. During the same period, the S&P 500® Consumer Staples Index (the “Benchmark”) generated a return of 5.41%. The Food Products industry received an allocation in the Fund of 47.5% during the period covered by this report. This was by far the greatest allocation to any industry in the Fund during the period and it contributed 1.0% to the Fund’s overall return. A larger return contribution, however, came from the Health Care Providers & Services industry. With just an average weight during the period of 10.1%, it contributed 1.3% to the Fund’s return. The industry with the greatest drag on Fund’s return was the in Household Products industry, which received an allocation of 5.8% and contributed -0.8% to the Fund’s overall return for the period.

Source ICE Data Indices, LLC (“ICE Data”), is used with permission. “StrataQuant®” is a service/trade mark of ICE Data or its affiliates. Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indices. Russell®, Russell 1000® and Russell 3000® are all registered trademarks of Frank Russell Company. Russell 1000® and Russell 3000® are being utilized in the indices under license. These trademarks have been licensed along with the StrataQuant® Consumer Staples Index (“Index”) for use by First Trust Portfolios L.P. (“FTP”) in connection with the First Trust Consumer Staples AlphaDEX® Fund (“FXG”). Neither FTP, the Trust, nor FXG is sponsored, endorsed, sold or promoted by ICE Data, its affiliates or its Third Party Suppliers including without limitation Frank Russell Company (“ICE Data and its Suppliers”). ICE Data and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in FXG particularly, the Trust or the ability of the Index to track general stock market performance. ICE Data’s only relationship to FTP is the licensing of certain trademarks, trade names and the Index or components thereof. The Index is determined, composed and calculated by ICE Data without regard to FTP or FXG or its holders. ICE Data has no obligation to take the needs of FTP or the holders of FXG into consideration in determining, composing or calculating the Index. ICE Data is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of FXG to be issued or in the determination or calculation of the equation by which FXG is to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by ICE Data is general in nature and not tailored to the needs of FTP or any other person, entity or group of persons. ICE Data has no obligation or liability in connection with the administration, marketing, or trading of FXG. ICE Data is not an investment advisor. Inclusion of a security within an index is not a recommendation by ICE Data to buy, sell, or hold such security, nor is it considered to be investment advice.
ICE DATA AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). ICE DATA AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.

Fund Performance Overview (Unaudited) (Continued)
First Trust Consumer Staples AlphaDEX® Fund (FXG) (Continued)

Sector Allocation	% of Total Long-Term Investments
Consumer Staples	87.1%
Health Care	10.5
Materials	2.4
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Pilgrim’s Pride Corp.	4.7%
Bunge Ltd.	4.7
Archer-Daniels-Midland Co.	4.6
Tyson Foods, Inc., Class A	4.4
Ingredion, Inc.	4.3
Casey’s General Stores, Inc.	4.2
AmerisourceBergen Corp.	3.9
Celsius Holdings, Inc.	3.9
Darling Ingredients, Inc.	3.5
CVS Health Corp.	3.5
Total	41.7%

Performance of a $10,000 Initial Investment
July 31, 2013 - July 31, 2023

$40,000
$30,000
$20,000
$10,000
$0
$32,294
$24,573
$24,198
$23,193
$22,738
7/31/13
1/31/14
7/31/14
1/31/15
7/31/15
1/31/16
7/31/16
1/31/17
7/31/17
1/31/18
7/31/18
1/31/19
7/31/19
1/31/20
7/31/20
1/31/21
7/31/21
1/31/22
7/31/22
1/31/23
7/31/23
First Trust Consumer Staples AlphaDEX® Fund
StrataQuant® Consumer Staples Index
Russell 1000® Index
S&P 500® Consumer Staples Index
Russell 1000® Consumer Staples Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Energy AlphaDEX® Fund (FXN)
The First Trust Energy AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the StrataQuant® Energy Index (the “Energy Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Energy Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol “FXN.”
The Energy Index is a modified equal-dollar weighted index designed by IDI to objectively identify and select stocks from the Russell 1000® Index in the energy sector that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX® selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 7/31/23	5 Years Ended 7/31/23	10 Years Ended 7/31/23	Inception (5/8/07) to 7/31/23	5 Years Ended 7/31/23	10 Years Ended 7/31/23	Inception (5/8/07) to 7/31/23
Fund Performance
NAV	6.38%	3.09%	-0.62%	0.60%	16.42%	-6.02%	10.12%
Market Price	6.45%	3.08%	-0.62%	0.60%	16.37%	-6.05%	10.13%
Index Performance
StrataQuant® Energy Index	7.04%	3.74%	-0.05%	1.23%	20.13%	-0.45%	21.86%
Russell 1000® Index	12.95%	11.92%	12.44%	9.24%	75.60%	222.94%	319.78%
S&P 500® Energy Index	16.25%	7.83%	4.62%	4.88%	45.80%	57.05%	116.67%
Russell 1000® Energy Index(1)	13.37%	7.20%	4.00%	N/A	41.55%	47.98%	N/A

(1)
On or about September 18, 2008, Russell began calculating its Russell U.S. Indices using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. In addition to the implementation of the RGS, Russell combined the Russell 1000® Integrated Oils Index and the Russell 1000® Other Energy Index into one index, the Russell 1000® Energy Index. Consequently, performance data is not available for all the periods shown in the table for the Russell 1000® Energy Index because this index did not exist until on or about September 18, 2008.

(See Notes to Fund Performance Overview on page 22.)
Performance Review
The Fund generated a NAV return of 6.38% during the period covered by this report. During the same period, the S&P 500® Energy Index (the “Benchmark”) generated a return of 16.25%. The Oil, Gas, & Consumable Fuels industry received the greatest allocation of any industry in the Fund during the period covered by this report. During the period, this industry’s allocation in the Fund was 90.8% and contributed 8.8% to the Fund’s overall return. The Electrical Equipment industry had the largest negative contribution toward the Fund’s return. This industry received an allocation of 1.0% and caused -0.7% contribution to overall Fund return during the period.

Source ICE Data Indices, LLC (“ICE Data”), is used with permission. “StrataQuant®” is a service/trade mark of ICE Data or its affiliates. Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indices. Russell®, Russell 1000® and Russell 3000® are all registered trademarks of Frank Russell Company. Russell 1000® and Russell 3000® are being utilized in the indices under license. These trademarks have been licensed along with the StrataQuant® Energy Index (“Index”) for use by First Trust Portfolios L.P. (“FTP”) in connection with the First Trust Energy AlphaDEX® Fund (“FXN”). Neither FTP, the Trust, nor FXN is sponsored, endorsed, sold or promoted by ICE Data, its affiliates or its Third Party Suppliers including without limitation Frank Russell Company (“ICE Data and its Suppliers”). ICE Data and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in FXN particularly, the Trust or the ability of the Index to track general stock market performance. ICE Data’s only relationship to FTP is the licensing of certain trademarks, trade names and the Index or components thereof. The Index is determined, composed and calculated by ICE Data without regard to FTP or FXN or its holders. ICE Data has no obligation to take the needs of FTP or the holders of FXN into consideration in determining, composing or calculating the Index. ICE Data is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of FXN to be issued or in the determination or calculation of the equation by which FXN is to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by ICE Data is general in nature and not tailored to the needs of FTP or any other person, entity or group of persons. ICE Data has no obligation or liability in connection with the administration, marketing, or trading of FXN. ICE Data is not an investment advisor. Inclusion of a security within an index is not a recommendation by ICE Data to buy, sell, or hold such security, nor is it considered to be investment advice.
ICE DATA AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). ICE DATA AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.

Fund Performance Overview (Unaudited) (Continued)
First Trust Energy AlphaDEX® Fund (FXN) (Continued)

Sector Allocation	% of Total Long-Term Investments
Energy	96.8%
Industrials	1.7
Information Technology	1.5
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Ovintiv, Inc.	4.6%
HF Sinclair Corp.	4.4
Antero Resources Corp.	4.4
Coterra Energy, Inc.	4.1
Southwestern Energy Co.	4.1
PDC Energy, Inc.	4.0
EQT Corp.	3.9
Chesapeake Energy Corp.	3.8
Phillips 66	3.5
Marathon Oil Corp.	3.4
Total	40.2%

Performance of a $10,000 Initial Investment
July 31, 2013 - July 31, 2023
$40,000
$30,000
$20,000
$10,000
$0
$32,294
$15,705
$14,798
$9,955
$9,398
7/31/13
1/31/14
7/31/14
1/31/15
7/31/15
1/31/16
7/31/16
1/31/17
7/31/17
1/31/18
7/31/18
1/31/19
7/31/19
1/31/20
7/31/20
1/31/21
7/31/21
1/31/22
7/31/22
1/31/23
7/31/23
First Trust Energy AlphaDEX® Fund
StrataQuant® Energy Index
Russell 1000® Index
S&P 500® Energy Index
Russell 1000® Energy Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Financials AlphaDEX® Fund (FXO)
The First Trust Financials AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the StrataQuant® Financials Index (the “Financials Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and real estate investment trusts (“REITs”) that comprise the Financials Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol “FXO.”
The Financials Index is a modified equal-dollar weighted index designed by IDI to objectively identify and select stocks from the Russell 1000® Index in the financial services sector that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX® selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 7/31/23	5 Years Ended 7/31/23	10 Years Ended 7/31/23	Inception (5/8/07) to 7/31/23	5 Years Ended 7/31/23	10 Years Ended 7/31/23	Inception (5/8/07) to 7/31/23
Fund Performance
NAV	3.24%	8.01%	9.92%	6.64%	47.02%	157.51%	183.81%
Market Price	3.24%	8.00%	9.91%	6.64%	46.94%	157.19%	183.72%
Index Performance
StrataQuant® Financials Index	3.80%	8.73%	10.66%	7.46%	51.93%	175.44%	221.55%
Russell 1000® Index	12.95%	11.92%	12.44%	9.24%	75.60%	222.94%	319.78%
S&P 500® Financials Index	7.09%	7.11%	10.06%	3.05%	40.97%	160.90%	62.92%
Russell 1000® Financials Index(1)	8.51%	10.22%	11.59%	N/A	62.70%	199.32%	N/A

(1)
On or about September 18, 2008, Russell began calculating its Russell U.S. Indices using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for all the periods shown in the table for the Russell 1000®
Financials Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme, or alternatively, using solely the RGS. On September 18, 2020, the name of the Russell 1000® Financial Services Index was changed to Russell 1000® Financials
Index.

(See Notes to Fund Performance Overview on page 22.)
Performance Review
The Fund generated a NAV return of 3.24% during the period covered by this report. During the same period, the S&P 500® Financials Index (the “Benchmark”) generated a return of 7.09%. The greatest allocation in the Fund was 28.4% to the Banking industry. Investments in this industry caused a -1.1% contribution the Fund’s overall return. This was the largest negative contribution to the Fund’s return. The industry with the greatest contribution to the Fund’s return were investments in the Insurance industry. This industry received an allocation of 26.6% and contributed 4.3% to the Fund’s return during the period.

Source ICE Data Indices, LLC (“ICE Data”), is used with permission. “StrataQuant®” is a service/trade mark of ICE Data or its affiliates. Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indices. Russell®, Russell 1000® and Russell 3000® are all registered trademarks of Frank Russell Company. Russell 1000® and Russell 3000® are being utilized in the indices under license. These trademarks have been licensed along with the StrataQuant® Financials Index (“Index”) for use by First Trust Portfolios L.P. (“FTP”) in connection with the First Trust Financials AlphaDEX® Fund (“FXO”). Neither FTP, the Trust, nor FXO is sponsored, endorsed, sold or promoted by ICE Data, its affiliates or its Third Party Suppliers including without limitation Frank Russell Company (“ICE Data and its Suppliers”). ICE Data and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in FXO particularly, the Trust or the ability of the Index to track general stock market performance. ICE Data’s only relationship to FTP is the licensing of certain trademarks, trade names and the Index or components thereof. The Index is determined, composed and calculated by ICE Data without regard to FTP or FXO or its holders. ICE Data has no obligation to take the needs of FTP or the holders of FXO into consideration in determining, composing or calculating the Index. ICE Data is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of FXO to be issued or in the determination or calculation of the equation by which FXO is to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by ICE Data is general in nature and not tailored to the needs of FTP or any other person, entity or group of persons. ICE Data has no obligation or liability in connection with the administration, marketing, or trading of FXO. ICE Data is not an investment advisor. Inclusion of a security within an index is not a recommendation by ICE Data to buy, sell, or hold such security, nor is it considered to be investment advice.
ICE DATA AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). ICE DATA AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.

Fund Performance Overview (Unaudited) (Continued)
First Trust Financials AlphaDEX® Fund (FXO) (Continued)

Sector Allocation	% of Total Long-Term Investments
Financials	99.4%
Industrials	0.6
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Western Alliance Bancorp	2.2%
Zions Bancorp N.A.	2.2
KeyCorp	2.0
Comerica, Inc.	1.9
New York Community Bancorp, Inc.	1.9
Popular, Inc.	1.8
Ally Financial, Inc.	1.7
First Citizens BancShares, Inc., Class A	1.7
Brighthouse Financial, Inc.	1.7
Truist Financial Corp.	1.7
Total	18.8%

Performance of a $10,000 Initial Investment
July 31, 2013 - July 31, 2023

$40,000
$30,000
$20,000
$10,000
$0
$32,294
$29,932
$27,544
$26,090
$25,751
7/31/13
1/31/14
7/31/14
1/31/15
7/31/15
1/31/16
7/31/16
1/31/17
7/31/17
1/31/18
7/31/18
1/31/19
7/31/19
1/31/20
7/31/20
1/31/21
7/31/21
1/31/22
7/31/22
1/31/23
7/31/23
First Trust Financials AlphaDEX® Fund
StrataQuant® Financials Index
Russell 1000® Index
S&P 500® Financials Index
Russell 1000® Financials Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Health Care AlphaDEX® Fund (FXH)
The First Trust Health Care AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the StrataQuant® Health Care Index (the “Health Care Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Health Care Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol “FXH.”
The Health Care Index is a modified equal-dollar weighted index designed by IDI to objectively identify and select stocks from the Russell 1000® Index in the health care sector that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX® selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 7/31/23	5 Years Ended 7/31/23	10 Years Ended 7/31/23	Inception (5/8/07) to 7/31/23	5 Years Ended 7/31/23	10 Years Ended 7/31/23	Inception (5/8/07) to 7/31/23
Fund Performance
NAV	-1.69%	6.80%	9.62%	10.91%	38.97%	150.66%	437.22%
Market Price	-1.74%	6.80%	9.62%	10.91%	38.94%	150.46%	437.17%
Index Performance
StrataQuant® Health Care Index	-1.06%	7.52%	10.34%	11.70%	43.68%	167.61%	502.25%
Russell 1000® Index	12.95%	11.92%	12.44%	9.24%	75.60%	222.94%	319.78%
S&P 500® Health Care Index	3.03%	10.59%	12.10%	10.39%	65.43%	213.40%	397.53%
Russell 1000® Health Care Index(1)	3.16%	10.43%	12.15%	N/A	64.21%	214.88%	N/A

(1)
On or about September 18, 2008, Russell began calculating its Russell U.S. Indices using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for all the periods shown in the table for the Russell 1000®
Health Care Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme, or alternatively, using solely the RGS.

(See Notes to Fund Performance Overview on page 22.)
Performance Review
The Fund generated a NAV return of -1.69% during the period covered by this report. During the same period, the S&P 500® Health Care Index (the “Benchmark”) generated a return of 3.03%. The Health Care Providers & Services industry and the Biotechnology industry had the two largest weights during the period, at 27.8% and 23.9%, respectively. The Biotechnology industry also had the largest contribution of any industry toward the Fund’s return, contributing 2.1%. The largest drag on Fund performance came from the Life Sciences Tools & Services industry at -1.9%.

Source ICE Data Indices, LLC (“ICE Data”), is used with permission. “StrataQuant®” is a service/trade mark of ICE Data or its affiliates. Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indices. Russell®, Russell 1000® and Russell 3000® are all registered trademarks of Frank Russell Company. Russell 1000® and Russell 3000® are being utilized in the indices under license. These trademarks have been licensed along with the StrataQuant® Health Care Index (“Index”) for use by First Trust Portfolios L.P. (“FTP”) in connection with the First Trust Health Care AlphaDEX® Fund (“FXH”). Neither FTP, the Trust, nor FXH is sponsored, endorsed, sold or promoted by ICE Data, its affiliates or its Third Party Suppliers including without limitation Frank Russell Company (“ICE Data and its Suppliers”). ICE Data and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in FXH particularly, the Trust or the ability of the Index to track general stock market performance. ICE Data’s only relationship to FTP is the licensing of certain trademarks, trade names and the Index or components thereof. The Index is determined, composed and calculated by ICE Data without regard to FTP or FXH or its holders. ICE Data has no obligation to take the needs of FTP or the holders of FXH into consideration in determining, composing or calculating the Index. ICE Data is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of FXH to be issued or in the determination or calculation of the equation by which FXH is to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by ICE Data is general in nature and not tailored to the needs of FTP or any other person, entity or group of persons. ICE Data has no obligation or liability in connection with the administration, marketing, or trading of FXH. ICE Data is not an investment advisor. Inclusion of a security within an index is not a recommendation by ICE Data to buy, sell, or hold such security, nor is it considered to be investment advice.
ICE DATA AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). ICE DATA AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.

Fund Performance Overview (Unaudited) (Continued)
First Trust Health Care AlphaDEX® Fund (FXH) (Continued)

Sector Allocation	% of Total Long-Term Investments
Health Care	100.0%
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
United Therapeutics Corp.	2.2%
Viatris, Inc.	2.1
Medpace Holdings, Inc.	2.1
Exact Sciences Corp.	2.1
DaVita, Inc.	2.0
Premier, Inc., Class A	2.0
Pfizer, Inc.	2.0
Encompass Health Corp.	1.9
Moderna, Inc.	1.9
Cardinal Health, Inc.	1.9
Total	20.2%

Performance of a $10,000 Initial Investment
July 31, 2013 - July 31, 2023
$40,000
$30,000
$20,000
$10,000
$0
$32,294
$31,488
$31,340
$26,761
$25,066
7/31/13
1/31/14
7/31/14
1/31/15
7/31/15
1/31/16
7/31/16
1/31/17
7/31/17
1/31/18
7/31/18
1/31/19
7/31/19
1/31/20
7/31/20
1/31/21
7/31/21
1/31/22
7/31/22
1/31/23
7/31/23
First Trust Health Care AlphaDEX® Fund
StrataQuant® Health Care Index
Russell 1000® Index
S&P 500® Health Care Index
Russell 1000® Health Care Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Industrials/Producer Durables AlphaDEX® Fund (FXR)
The First Trust Industrials/Producer Durables AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the StrataQuant® Industrials Index (the “Industrials Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Industrials Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol “FXR.”
The Industrials Index is a modified equal-dollar weighted index designed by IDI to objectively identify and select stocks from the Russell 1000® Index in the industrials and producer durables sectors that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX® selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 7/31/23	5 Years Ended 7/31/23	10 Years Ended 7/31/23	Inception (5/8/07) to 7/31/23	5 Years Ended 7/31/23	10 Years Ended 7/31/23	Inception (5/8/07) to 7/31/23
Fund Performance
NAV	16.23%	9.46%	10.81%	8.09%	57.13%	179.10%	253.26%
Market Price	16.25%	9.45%	10.81%	8.09%	57.08%	179.03%	253.32%
Index Performance
StrataQuant® Industrials Index	17.15%	10.18%	11.57%	8.86%	62.38%	198.80%	296.48%
Russell 1000® Index	12.95%	11.92%	12.44%	9.24%	75.60%	222.94%	319.78%
S&P 500® Industrials Index	17.62%	9.59%	11.29%	8.65%	58.09%	191.32%	284.45%
Russell 1000® Industrials Index(1)	13.38%	7.45%	10.45%	N/A	43.23%	170.09%	N/A

(1)
On or about September 18, 2008, Russell began calculating its Russell U.S. Indices using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for all the periods shown in the table for the Russell 1000®
Industrials Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme, or alternatively, using solely the RGS. On September 18, 2020, the name of the Russell 1000® Producer Durables Index was changed to Russell 1000® Industrials
Index.

(See Notes to Fund Performance Overview on page 22.)
Performance Review
The Fund generated a NAV return of 16.23% during the period covered by this report. During the same period, the S&P 500® Industrials Index (the “Benchmark”) generated a return of 17.62%. The industry with the greatest allocation in the Fund was the Machinery industry, which carried an average weight of 17.3% and contributed 3.8% to the Fund’s overall return, which was the best of any industry during the period covered by this report. The worst contribution to the Fund’s return came from investments in the IT Services industry. These securities contributed -0.7% to the Fund’s return during the period.

Source ICE Data Indices, LLC (“ICE Data”), is used with permission. “StrataQuant®” is a service/trade mark of ICE Data or its affiliates. Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indices. Russell®, Russell 1000® and Russell 3000® are all registered trademarks of Frank Russell Company. Russell 1000® and Russell 3000® are being utilized in the indices under license. These trademarks have been licensed along with the StrataQuant® Industrials Index (“Index”) for use by First Trust Portfolios L.P. (“FTP”) in connection with the First Trust Industrials/Producer Durables AlphaDEX® Fund (“FXR”). Neither FTP, the Trust, nor FXR is sponsored, endorsed, sold or promoted by ICE Data, its affiliates or its Third Party Suppliers including without limitation Frank Russell Company (“ICE Data and its Suppliers”). ICE Data and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in FXR particularly, the Trust or the ability of the Index to track general stock market performance. ICE Data’s only relationship to FTP is the licensing of certain trademarks, trade names and the Index or components thereof. The Index is determined, composed and calculated by ICE Data without regard to FTP or FXR or its holders. ICE Data has no obligation to take the needs of FTP or the holders of FXR into consideration in determining, composing or calculating the Index. ICE Data is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of FXR to be issued or in the determination or calculation of the equation by which FXR is to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by ICE Data is general in nature and not tailored to the needs of FTP or any other person, entity or group of persons. ICE Data has no obligation or liability in connection with the administration, marketing, or trading of FXR. ICE Data is not an investment advisor. Inclusion of a security within an index is not a recommendation by ICE Data to buy, sell, or hold such security, nor is it considered to be investment advice.
ICE DATA AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). ICE DATA AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.

Fund Performance Overview (Unaudited) (Continued)
First Trust Industrials/Producer Durables AlphaDEX® Fund (FXR) (Continued)

Sector Allocation	% of Total Long-Term Investments
Industrials	70.1%
Materials	12.8
Financials	9.6
Consumer Discretionary	3.8
Information Technology	3.7
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Saia, Inc.	1.5%
Ryder System, Inc.	1.5
EMCOR Group, Inc.	1.4
Packaging Corp. of America	1.4
Knight-Swift Transportation Holdings, Inc.	1.4
Schneider National, Inc., Class B	1.3
Owens Corning	1.3
Builders FirstSource, Inc.	1.3
MDU Resources Group, Inc.	1.3
United Rentals, Inc.	1.3
Total	13.7%

Performance of a $10,000 Initial Investment
July 31, 2013 - July 31, 2023

$40,000
$30,000
$20,000
$10,000
$0
$32,294
$29,880
$29,132
$27,910
$27,009
7/31/13
1/31/14
7/31/14
1/31/15
7/31/15
1/31/16
7/31/16
1/31/17
7/31/17
1/31/18
7/31/18
1/31/19
7/31/19
1/31/20
7/31/20
1/31/21
7/31/21
1/31/22
7/31/22
1/31/23
7/31/23
First Trust Industrials/Producer Durables AlphaDEX® Fund
StrataQuant® Industrials Index
Russell 1000® Index
S&P 500® Industrials Index
Russell 1000® Industrials Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Materials AlphaDEX® Fund (FXZ)
The First Trust Materials AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the StrataQuant® Materials Index (the “Materials Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Materials Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol “FXZ.”
The Materials Index is a modified equal-dollar weighted index designed by IDI to objectively identify and select stocks from the Russell 1000® Index in the materials and processing sector that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX® selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 7/31/23	5 Years Ended 7/31/23	10 Years Ended 7/31/23	Inception (5/8/07) to 7/31/23	5 Years Ended 7/31/23	10 Years Ended 7/31/23	Inception (5/8/07) to 7/31/23
Fund Performance
NAV	12.41%	11.34%	10.93%	9.41%	71.11%	182.15%	330.19%
Market Price	12.41%	11.33%	10.92%	9.41%	71.03%	181.85%	330.19%
Index Performance
StrataQuant® Materials Index	13.01%	12.10%	11.69%	10.20%	77.02%	202.14%	383.75%
Russell 1000® Index	12.95%	11.92%	12.44%	9.24%	75.60%	222.94%	319.78%
S&P 500® Materials Index	12.16%	9.85%	10.07%	7.23%	59.95%	161.04%	210.60%
Russell 1000® Basic Materials Index(1)	14.62%	9.89%	10.27%	N/A	60.26%	165.92%	N/A

(1)
On or about September 18, 2008, Russell began calculating its Russell U.S. Indices using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for all the periods shown in the table for the Russell 1000®
Basic Materials Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme, or alternatively, using solely the RGS. On September 18, 2020, the name of the Russell 1000® Materials and Processing Index was changed to Russell 1000®
Basic Materials Index.

(See Notes to Fund Performance Overview on page 22.)
Performance Review
The Fund generated a NAV return of 12.41% during the period covered by this report. During the same period, the S&P 500® Materials Index (the “Benchmark”) generated a return of 12.16%. Two industries received the majority of the Fund’s allocation during the period covered by this report. Investments in the Chemicals industry received an allocation of 50.6% and caused a 4.7% contribution to the Fund’s overall return. The Metals & Mining industry carried an average weight of 37.2% and contributed 7.3% to the Fund’s return, the greatest contribution of any industry during the period. No industry allocations had significant negative contributions toward the Fund’s return over the period. The least contribution came from the Containers & Packaging industry at -0.0%.

Source ICE Data Indices, LLC (“ICE Data”), is used with permission. “StrataQuant®” is a service/trade mark of ICE Data or its affiliates. Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indices. Russell®, Russell 1000® and Russell 3000® are all registered trademarks of Frank Russell Company. Russell 1000® and Russell 3000® are being utilized in the indices under license. These trademarks have been licensed along with the StrataQuant® Materials Index (“Index”) for use by First Trust Portfolios L.P. (“FTP”) in connection with the First Trust Materials AlphaDEX® Fund (“FXZ”). Neither FTP, the Trust, nor FXZ is sponsored, endorsed, sold or promoted by ICE Data, its affiliates or its Third Party Suppliers including without limitation Frank Russell Company (“ICE Data and its Suppliers”). ICE Data and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in FXZ particularly, the Trust or the ability of the Index to track general stock market performance. ICE Data’s only relationship to FTP is the licensing of certain trademarks, trade names and the Index or components thereof. The Index is determined, composed and calculated by ICE Data without regard to FTP or FXZ or its holders. ICE Data has no obligation to take the needs of FTP or the holders of FXZ into consideration in determining, composing or calculating the Index. ICE Data is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of FXZ to be issued or in the determination or calculation of the equation by which FXZ is to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by ICE Data is general in nature and not tailored to the needs of FTP or any other person, entity or group of persons. ICE Data has no obligation or liability in connection with the administration, marketing, or trading of FXZ. ICE Data is not an investment advisor. Inclusion of a security within an index is not a recommendation by ICE Data to buy, sell, or hold such security, nor is it considered to be investment advice.
ICE DATA AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). ICE DATA AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.

Fund Performance Overview (Unaudited) (Continued)
First Trust Materials AlphaDEX® Fund (FXZ) (Continued)

Sector Allocation	% of Total Long-Term Investments
Materials	92.1%
Industrials	7.9
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
CF Industries Holdings, Inc.	5.3%
Mosaic (The) Co.	5.2
Westlake Corp.	5.2
International Paper Co.	5.1
Nucor Corp.	4.7
United States Steel Corp.	4.6
Steel Dynamics, Inc.	4.4
Olin Corp.	3.5
Celanese Corp.	3.4
Reliance Steel & Aluminum Co.	3.4
Total	44.8%

Performance of a $10,000 Initial Investment
July 31, 2013 - July 31, 2023
$40,000
$30,000
$20,000
$10,000
$0
$32,294
$30,214
$28,215
$26,592
$26,104
7/31/13
1/31/14
7/31/14
1/31/15
7/31/15
1/31/16
7/31/16
1/31/17
7/31/17
1/31/18
7/31/18
1/31/19
7/31/19
1/31/20
7/31/20
1/31/21
7/31/21
1/31/22
7/31/22
1/31/23
7/31/23
First Trust Materials AlphaDEX® Fund
StrataQuant® Materials Index
Russell 1000® Index
S&P 500® Materials Index
Russell 1000® Basic Materials Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Technology AlphaDEX® Fund (FXL)
The First Trust Technology AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the StrataQuant® Technology Index (the “Technology Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Technology Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol “FXL.”
The Technology Index is a modified equal-dollar weighted index designed by IDI to objectively identify and select stocks from the Russell 1000® Index in the technology sector that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX® selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 7/31/23	5 Years Ended 7/31/23	10 Years Ended 7/31/23	Inception (5/8/07) to 7/31/23	5 Years Ended 7/31/23	10 Years Ended 7/31/23	Inception (5/8/07) to 7/31/23
Fund Performance
NAV	15.36%	16.54%	17.01%	11.99%	115.01%	380.93%	528.50%
Market Price	15.37%	16.54%	17.00%	11.99%	114.93%	380.55%	528.49%
Index Performance
StrataQuant® Technology Index	16.02%	17.23%	17.70%	12.78%	121.44%	410.39%	603.99%
Russell 1000® Index	12.95%	11.92%	12.44%	9.24%	75.60%	222.94%	319.78%
S&P 500® Information Technology Index	26.85%	21.96%	21.69%	15.39%	169.79%	611.86%	920.22%
Russell 1000® Technology Index(1)	29.00%	21.35%	21.13%	N/A	163.15%	579.76%	N/A

(1)
On or about September 18, 2008, Russell began calculating its Russell U.S. Indices using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for all the periods shown in the table for the Russell 1000®
Technology Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme, or alternatively, using solely the RGS.

(See Notes to Fund Performance Overview on page 22.)
Performance Review
The Fund generated a NAV return of 15.36% during the period covered by this report. During the same period, the S&P 500® Information Technology Index (the “Benchmark”) generated a return of 26.85%. The Software industry received an allocation of 26.9% and contributed 4.5% to the Fund’s return. The Semiconductor industry was weighted at 25.2% and had the greatest contribution to the Fund’s performance during the period, contributing 7.4% to the Fund’s return. The largest drag on the Fund’s performance was from the Professional Services industry. While weighted at 6.4%, it contributed -0.6% to the Fund’s return during the period.

Source ICE Data Indices, LLC (“ICE Data”), is used with permission. “StrataQuant®” is a service/trade mark of ICE Data or its affiliates. Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indices. Russell®, Russell 1000® and Russell 3000® are all registered trademarks of Frank Russell Company. Russell 1000® and Russell 3000® are being utilized in the indices under license. These trademarks have been licensed along with the StrataQuant® Technology Index (“Index”) for use by First Trust Portfolios L.P. (“FTP”) in connection with the First Trust Technology AlphaDEX® Fund (“FXL”). Neither FTP, the Trust, nor FXL is sponsored, endorsed, sold or promoted by ICE Data, its affiliates or its Third Party Suppliers including without limitation Frank Russell Company (“ICE Data and its Suppliers”). ICE Data and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in FXL particularly, the Trust or the ability of the Index to track general stock market performance. ICE Data’s only relationship to FTP is the licensing of certain trademarks, trade names and the Index or components thereof. The Index is determined, composed and calculated by ICE Data without regard to FTP or FXL or its holders. ICE Data has no obligation to take the needs of FTP or the holders of FXL into consideration in determining, composing or calculating the Index. ICE Data is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of FXL to be issued or in the determination or calculation of the equation by which FXL is to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by ICE Data is general in nature and not tailored to the needs of FTP or any other person, entity or group of persons. ICE Data has no obligation or liability in connection with the administration, marketing, or trading of FXL. ICE Data is not an investment advisor. Inclusion of a security within an index is not a recommendation by ICE Data to buy, sell, or hold such security, nor is it considered to be investment advice.
ICE DATA AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). ICE DATA AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.

Fund Performance Overview (Unaudited) (Continued)
First Trust Technology AlphaDEX® Fund (FXL) (Continued)

Sector Allocation	% of Total Long-Term Investments
Information Technology	85.8%
Industrials	8.2
Communication Services	2.5
Consumer Discretionary	1.9
Financials	1.6
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Palantir Technologies, Inc., Class A	2.1%
DoorDash, Inc., Class A	1.9
HubSpot, Inc.	1.7
DoubleVerify Holdings, Inc.	1.7
Vertiv Holdings Co.	1.7
Broadcom, Inc.	1.7
Skyworks Solutions, Inc.	1.7
Concentrix Corp.	1.6
MongoDB, Inc.	1.6
Jabil, Inc.	1.6
Total	17.3%

Performance of a $10,000 Initial Investment
July 31, 2013 - July 31, 2023
$75,000
$50,000
$25,000
$0
$71,186
$67,976
$51,039
$48,093
$32,294
7/31/13
1/31/14
7/31/14
1/31/15
7/31/15
1/31/16
7/31/16
1/31/17
7/31/17
1/31/18
7/31/18
1/31/19
7/31/19
1/31/20
7/31/20
1/31/21
7/31/21
1/31/22
7/31/22
1/31/23
7/31/23
First Trust Technology AlphaDEX® Fund
StrataQuant® Technology Index
Russell 1000® Index
S&P 500® Information Technology Index
Russell 1000® Technology Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Utilities AlphaDEX® Fund (FXU)
The First Trust Utilities AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the StrataQuant® Utilities Index (the “Utilities Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Utilities Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol “FXU.”
The Utilities Index is a modified equal-dollar weighted index designed by IDI to objectively identify and select stocks from the Russell 1000® Index in the utilities sector that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX® selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 7/31/23	5 Years Ended 7/31/23	10 Years Ended 7/31/23	Inception (5/8/07) to 7/31/23	5 Years Ended 7/31/23	10 Years Ended 7/31/23	Inception (5/8/07) to 7/31/23
Fund Performance
NAV	-3.01%	7.02%	7.75%	6.14%	40.42%	111.03%	163.03%
Market Price	-3.04%	7.03%	7.75%	6.14%	40.42%	111.03%	163.00%
Index Performance
StrataQuant® Utilities Index	-2.41%	7.70%	8.48%	6.96%	44.88%	125.78%	197.91%
Russell 1000® Index	12.95%	11.92%	12.44%	9.24%	75.60%	222.94%	319.78%
S&P 500® Utilities Index	-6.44%	8.36%	9.21%	6.77%	49.39%	141.27%	189.72%
Russell 1000® Utilities Index(1)	-5.52%	8.18%	7.97%	N/A	48.14%	115.25%	N/A

(1)
On or about September 18, 2008, Russell began calculating its Russell U.S. Indices using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for all the periods shown in the table for the Russell 1000®
Utilities Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme, or alternatively, using solely the RGS.

(See Notes to Fund Performance Overview on page 22.)
Performance Review
The Fund generated a NAV return of -3.01% during the period covered by this report. During the same period, the S&P 500® Utilities Index (the “Benchmark”) generated a return of -6.44%. The Fund had an allocation of 51.9% to the Electric Utilities industry during the period which was by far the largest allocation of any industry during the period. The Electrical Equipment industry, however, had the largest positive contribution to the Fund’s return during the period. With an average weight of 7.4%, it contributed 1.1% to the Fund’s return. The Gas Utilities industry investments were the largest negative contributor to the Fund’s return at -2.2%.

Source ICE Data Indices, LLC (“ICE Data”), is used with permission. “StrataQuant®” is a service/trade mark of ICE Data or its affiliates. Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indices. Russell®, Russell 1000® and Russell 3000® are all registered trademarks of Frank Russell Company. Russell 1000® and Russell 3000® are being utilized in the indices under license. These trademarks have been licensed along with the StrataQuant® Utilities Index (“Index”) for use by First Trust Portfolios L.P. (“FTP”) in connection with the First Trust Utilities AlphaDEX® Fund (“FXU”). Neither FTP, the Trust, nor FXU is sponsored, endorsed, sold or promoted by ICE Data, its affiliates or its Third Party Suppliers including without limitation Frank Russell Company (“ICE Data and its Suppliers”). ICE Data and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in FXU particularly, the Trust or the ability of the Index to track general stock market performance. ICE Data’s only relationship to FTP is the licensing of certain trademarks, trade names and the Index or components thereof. The Index is determined, composed and calculated by ICE Data without regard to FTP or FXU or its holders. ICE Data has no obligation to take the needs of FTP or the holders of FXU into consideration in determining, composing or calculating the Index. ICE Data is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of FXU to be issued or in the determination or calculation of the equation by which FXU is to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by ICE Data is general in nature and not tailored to the needs of FTP or any other person, entity or group of persons. ICE Data has no obligation or liability in connection with the administration, marketing, or trading of FXU. ICE Data is not an investment advisor. Inclusion of a security within an index is not a recommendation by ICE Data to buy, sell, or hold such security, nor is it considered to be investment advice.
ICE DATA AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). ICE DATA AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.

Fund Performance Overview (Unaudited) (Continued)
First Trust Utilities AlphaDEX® Fund (FXU) (Continued)

Sector Allocation	% of Total Long-Term Investments
Utilities	92.6%
Industrials	7.4
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Vistra Corp.	4.4%
Consolidated Edison, Inc.	4.3
National Fuel Gas Co.	4.2
Evergy, Inc.	4.2
OGE Energy Corp.	4.1
Brookfield Renewable Corp., Class A	4.0
Avangrid, Inc.	4.0
Clearway Energy, Inc., Class C	3.8
Sunrun, Inc.	3.5
Entergy Corp.	3.4
Total	39.9%

Performance of a $10,000 Initial Investment
July 31, 2013 - July 31, 2023
$40,000
$30,000
$20,000
$10,000
$0
$32,294
$24,127
$22,578
$21,525
$21,103
7/31/13
1/31/14
7/31/14
1/31/15
7/31/15
1/31/16
7/31/16
1/31/17
7/31/17
1/31/18
7/31/18
1/31/19
7/31/19
1/31/20
7/31/20
1/31/21
7/31/21
1/31/22
7/31/22
1/31/23
7/31/23
First Trust Utilities AlphaDEX® Fund
StrataQuant® Utilities Index
Russell 1000® Index
S&P 500® Utilities Index
Russell 1000® Utilities Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Notes to Fund Performance Overview (Unaudited)
Total returns for the periods since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period May 8, 2007 (inception) to May 10, 2007 (the first day of secondary market trading), the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

First Trust Exchange-Traded AlphaDEX® Fund
Sector Funds
Understanding Your Fund Expenses
July 31, 2023 (Unaudited)

As a shareholder of First Trust Consumer Discretionary AlphaDEX® Fund, First Trust Consumer Staples AlphaDEX® Fund, First Trust Energy AlphaDEX® Fund, First Trust Financials AlphaDEX® Fund, First Trust Health Care AlphaDEX® Fund, First Trust Industrials/Producer Durables AlphaDEX® Fund, First Trust Materials AlphaDEX® Fund, First Trust Technology AlphaDEX® Fund or First Trust Utilities AlphaDEX® Fund (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended July 31, 2023.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2023	Ending Account Value July 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Consumer Discretionary AlphaDEX® Fund (FXD)
Actual	$1,000.00	$1,047.00	0.61%	$3.10
Hypothetical (5% return before expenses)	$1,000.00	$1,021.77	0.61%	$3.06
First Trust Consumer Staples AlphaDEX® Fund (FXG)
Actual	$1,000.00	$1,021.70	0.63%	$3.16
Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	0.63%	$3.16
First Trust Energy AlphaDEX® Fund (FXN)
Actual	$1,000.00	$1,016.50	0.64%	$3.20
Hypothetical (5% return before expenses)	$1,000.00	$1,021.62	0.64%	$3.21
First Trust Financials AlphaDEX® Fund (FXO)
Actual	$1,000.00	$926.30	0.62%	$2.96
Hypothetical (5% return before expenses)	$1,000.00	$1,021.72	0.62%	$3.11
First Trust Health Care AlphaDEX® Fund (FXH)
Actual	$1,000.00	$948.10	0.62%	$2.99
Hypothetical (5% return before expenses)	$1,000.00	$1,021.72	0.62%	$3.11
First Trust Industrials/Producer Durables AlphaDEX® Fund (FXR)
Actual	$1,000.00	$1,094.90	0.61%	$3.17
Hypothetical (5% return before expenses)	$1,000.00	$1,021.77	0.61%	$3.06

First Trust Exchange-Traded AlphaDEX® Fund
Sector Funds
Understanding Your Fund Expenses (Continued)
July 31, 2023 (Unaudited)
	Beginning Account Value February 1, 2023	Ending Account Value July 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Materials AlphaDEX® Fund (FXZ)
Actual	$1,000.00	$976.80	0.62%	$3.04
Hypothetical (5% return before expenses)	$1,000.00	$1,021.72	0.62%	$3.11
First Trust Technology AlphaDEX® Fund (FXL)
Actual	$1,000.00	$1,183.20	0.62%	$3.36
Hypothetical (5% return before expenses)	$1,000.00	$1,021.72	0.62%	$3.11
First Trust Utilities AlphaDEX® Fund (FXU)
Actual	$1,000.00	$979.40	0.64%	$3.14
Hypothetical (5% return before expenses)	$1,000.00	$1,021.62	0.64%	$3.21

(a)
Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period
(February 1, 2023 through July 31, 2023), multiplied by 181/365 (to reflect the six-month period).

First Trust Consumer Discretionary AlphaDEX® Fund (FXD)
Portfolio of Investments
July 31, 2023

Shares	Description	Value
COMMON STOCKS — 99.9%
	Automobile Components — 2.6%
366,195	BorgWarner, Inc.	$17,028,068
274,826	Gentex Corp.	9,228,657
84,024	Lear Corp.	13,003,554
		39,260,279
	Automobiles — 6.1%
797,244	Ford Motor Co.	10,531,593
521,369	General Motors Co.	20,004,928
570,978	Harley-Davidson, Inc.	22,045,461
61,437	Tesla, Inc. (a)	16,430,097
194,246	Thor Industries, Inc.	22,433,471
		91,445,550
	Broadline Retail — 5.0%
123,369	Amazon.com, Inc. (a)	16,491,968
693,241	Coupang, Inc. (a)	12,582,324
697,757	Kohl’s Corp.	19,851,187
1,252,579	Macy’s, Inc.	20,780,285
69,402	Ollie’s Bargain Outlet Holdings, Inc. (a)	5,058,018
		74,763,782
	Commercial Services & Supplies — 1.6%
132,244	Copart, Inc. (a)	11,689,047
67,014	RB Global, Inc.	4,321,063
187,752	Rollins, Inc.	7,665,914
		23,676,024
	Consumer Staples Distribution & Retail — 1.1%
63,815	BJ’s Wholesale Club Holdings, Inc. (a)	4,231,573
14,943	Costco Wholesale Corp.	8,378,092
28,013	Dollar Tree, Inc. (a)	4,323,246
		16,932,911
	Distributors — 1.5%
23,755	Genuine Parts Co.	3,699,129
207,008	LKQ Corp.	11,341,968
21,465	Pool Corp.	8,258,444
		23,299,541
	Diversified Consumer Services — 1.7%
130,475	Bright Horizons Family Solutions, Inc. (a)	12,659,989
116,872	Grand Canyon Education, Inc. (a)	12,686,456
		25,346,445
	Entertainment — 4.9%
220,655	Live Nation Entertainment, Inc. (a)	19,362,476
27,381	Netflix, Inc. (a)	12,019,438
Shares	Description	Value

	Entertainment (Continued)
346,614	Playtika Holding Corp. (a)	$4,138,571
99,766	ROBLOX Corp., Class A (a)	3,915,816
125,220	Spotify Technology S.A. (a)	18,709,120
45,036	Walt Disney (The) Co. (a)	4,003,250
111,202	World Wrestling Entertainment, Inc., Class A	11,676,210
		73,824,881
	Ground Transportation — 4.4%
87,920	Avis Budget Group, Inc. (a)	19,367,897
1,093,198	Hertz Global Holdings, Inc. (a)	18,420,386
419,268	Lyft, Inc., Class A (a)	5,328,896
465,697	Uber Technologies, Inc. (a)	23,033,374
		66,150,553
	Hotels, Restaurants & Leisure — 22.1%
94,125	Airbnb, Inc., Class A (a)	14,324,884
4,473	Booking Holdings, Inc. (a)	13,288,388
173,887	Boyd Gaming Corp.	11,879,960
315,540	Caesars Entertainment, Inc. (a)	18,623,171
7,515	Chipotle Mexican Grill, Inc. (a)	14,746,534
34,210	Choice Hotels International, Inc.	4,472,957
86,669	Churchill Downs, Inc.	10,040,604
72,198	Darden Restaurants, Inc.	12,195,686
756,642	DraftKings, Inc., Class A (a)	24,046,083
147,032	Expedia Group, Inc. (a)	18,015,831
55,244	Hilton Worldwide Holdings, Inc.	8,589,890
35,092	Hyatt Hotels Corp., Class A	4,433,874
138,653	Las Vegas Sands Corp. (a)	8,292,836
87,555	Marriott International, Inc., Class A	17,669,474
131,055	Marriott Vacations Worldwide Corp.	16,841,878
274,643	MGM Resorts International	13,943,625
923,467	Norwegian Cruise Line Holdings Ltd. (a)	20,380,917
836,625	Penn Entertainment, Inc. (a)	21,994,871
193,794	Royal Caribbean Cruises Ltd. (a)	21,144,863
107,431	Texas Roadhouse, Inc.	11,983,928
199,340	Travel + Leisure Co.	8,119,118
31,942	Vail Resorts, Inc.	7,522,022
184,867	Wendy’s (The) Co.	3,972,792
80,347	Wingstop, Inc.	13,544,897
58,639	Wyndham Hotels & Resorts, Inc.	4,569,151
76,140	Wynn Resorts Ltd.	8,297,737
		332,935,971
	Household Durables — 8.6%
165,203	D.R. Horton, Inc.	20,984,085
77,106	Garmin Ltd.	8,164,754
407,236	Leggett & Platt, Inc.	11,915,726
160,432	Lennar Corp., Class A	20,347,591
See Notes to Financial Statements

First Trust Consumer Discretionary AlphaDEX® Fund (FXD)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Household Durables (Continued)
2,534	NVR, Inc. (a)	$15,980,519
258,806	PulteGroup, Inc.	21,840,638
200,689	Tempur Sealy International, Inc.	8,956,750
254,252	Toll Brothers, Inc.	20,424,063
		128,614,126
	Leisure Products — 1.5%
205,777	Mattel, Inc. (a)	4,383,050
132,999	Polaris, Inc.	18,066,584
		22,449,634
	Media — 5.9%
354,776	Fox Corp., Class A	11,867,257
104,221	Interpublic Group of (The) Cos., Inc.	3,567,485
491,393	Liberty Media Corp.-Liberty SiriusXM (a)	15,641,039
102,104	New York Times (The) Co., Class A	4,161,759
412,390	News Corp., Class A	8,173,570
96,563	Nexstar Media Group, Inc.	18,030,243
42,262	Omnicom Group, Inc.	3,576,211
887,594	Sirius XM Holdings, Inc. (b)	4,526,729
208,271	Trade Desk (The), Inc., Class A (a)	19,006,812
		88,551,105
	Passenger Airlines — 3.8%
75,603	Alaska Air Group, Inc. (a)	3,676,574
1,120,629	American Airlines Group, Inc. (a)	18,770,536
422,885	Delta Air Lines, Inc.	19,562,660
222,084	Southwest Airlines Co.	7,586,389
146,561	United Airlines Holdings, Inc. (a)	7,959,728
		57,555,887
	Specialty Retail — 18.0%
228,785	Advance Auto Parts, Inc.	17,019,316
97,699	AutoNation, Inc. (a)	15,727,585
1,611	AutoZone, Inc. (a)	3,998,051
107,226	Bath & Body Works, Inc.	3,973,796
98,124	Best Buy Co., Inc.	8,149,198
96,072	CarMax, Inc. (a)	7,936,508
121,665	Dick’s Sporting Goods, Inc.	17,154,765
20,457	Five Below, Inc. (a)	4,262,011
154,702	Floor & Decor Holdings, Inc., Class A (a)	17,767,525
900,520	Gap (The), Inc.	9,275,356
66,106	Lithia Motors, Inc.	20,527,896
35,629	Lowe’s Cos., Inc.	8,346,806
64,616	Murphy USA, Inc.	19,839,050
8,417	O’Reilly Automotive, Inc. (a)	7,792,374
Shares	Description	Value

	Specialty Retail (Continued)
96,518	Penske Automotive Group, Inc.	$15,579,936
903,545	Petco Health & Wellness Co., Inc. (a)	7,372,927
36,600	RH (a)	14,207,022
35,853	Ross Stores, Inc.	4,110,188
94,841	TJX (The) Cos., Inc.	8,206,592
8,540	Ulta Beauty, Inc. (a)	3,798,592
692,052	Victoria’s Secret & Co. (a)	14,180,145
309,242	Wayfair, Inc., Class A (a)	24,080,675
128,518	Williams-Sonoma, Inc.	17,817,736
		271,124,050
	Textiles, Apparel & Luxury Goods — 10.0%
448,122	Capri Holdings Ltd. (a)	16,540,183
166,147	Carter’s, Inc.	12,462,686
156,167	Columbia Sportswear Co.	12,276,288
71,513	Crocs, Inc. (a)	7,748,433
30,478	Deckers Outdoor Corp. (a)	16,570,584
21,252	Lululemon Athletica, Inc. (a)	8,044,520
141,961	PVH Corp.	12,725,384
65,214	Ralph Lauren Corp.	8,564,555
381,775	Skechers U.S.A., Inc., Class A (a)	21,219,054
281,834	Tapestry, Inc.	12,161,137
2,784,486	Under Armour, Inc., Class A (a)	22,442,957
		150,755,781
	Trading Companies & Distributors — 1.1%
96,094	SiteOne Landscape Supply, Inc. (a)	16,335,980
	Total Common Stocks	1,503,022,500
	(Cost $1,329,517,285)
MONEY MARKET FUNDS — 0.1%
401,181	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 5.23% (c) (d)	401,181
1,691,679	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.13% (c)	1,691,679
	Total Money Market Funds	2,092,860
	(Cost $2,092,860)

See Notes to Financial Statements

First Trust Consumer Discretionary AlphaDEX® Fund (FXD)
Portfolio of Investments (Continued)
July 31, 2023
Principal Value	Description	Value
REPURCHASE AGREEMENTS — 0.3%
$3,966,383	BNP Paribas S.A., 5.24% (c), dated 07/31/23, due 08/01/23, with a maturity value of $3,966,960. Collateralized by U.S. Treasury Securities, interest rates of 1.75% to 3.88%, due 12/31/24 to 03/31/25. The value of the collateral including accrued interest is $4,045,799. (d)	$3,966,383
	(Cost $3,966,383)

	Total Investments — 100.3%	1,509,081,743
	(Cost $1,335,576,528)
	Net Other Assets and Liabilities — (0.3)%	(4,903,187)
	Net Assets — 100.0%	$1,504,178,556

(a)	Non-income producing security.
(b)
All or a portion of this security is on loan (see Note 2D -
Securities Lending in the Notes to Financial Statements). The
remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate
value of such securities, including those sold and pending
settlement, is $4,242,777 and the total value of the collateral held by the Fund is $4,367,564.

(c)	Rate shown reflects yield as of July 31, 2023.
(d)	This security serves as collateral for securities on loan.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 7/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$1,503,022,500	$1,503,022,500	$—	$—
Money Market Funds	2,092,860	2,092,860	—	—
Repurchase Agreements	3,966,383	—	3,966,383	—
Total Investments	$1,509,081,743	$1,505,115,360	$3,966,383	$—

*	See Portfolio of Investments for industry breakout.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Securities Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities(1)	$4,242,777
Non-cash Collateral(2)	(4,242,777)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At July 31, 2023, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities(3)	$3,966,383
Non-cash Collateral(4)	(3,966,383)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At July 31, 2023, the value of the collateral received from each seller exceeded the value of the repurchase agreements.
See Notes to Financial Statements

First Trust Consumer Staples AlphaDEX® Fund (FXG)
Portfolio of Investments
July 31, 2023

Shares	Description	Value
COMMON STOCKS — 99.9%
	Beverages — 9.0%
178,399	Celsius Holdings, Inc. (a)	$25,814,335
88,398	Coca-Cola (The) Co.	5,474,488
21,627	Constellation Brands, Inc., Class A	5,899,846
170,236	Keurig Dr Pepper, Inc.	5,789,726
185,344	Monster Beverage Corp. (a)	10,655,427
28,739	PepsiCo, Inc.	5,387,413
		59,021,235
	Chemicals — 2.4%
278,701	Corteva, Inc.	15,727,098
	Consumer Staples Distribution & Retail — 17.3%
731,872	Albertsons Cos., Inc., Class A	15,903,579
109,135	Casey’s General Stores, Inc.	27,574,049
173,906	Grocery Outlet Holding Corp. (a)	5,817,156
453,034	Kroger (The) Co.	22,035,574
353,461	Performance Food Group Co. (a)	21,122,829
143,484	Sysco Corp.	10,949,264
241,963	US Foods Holding Corp. (a)	10,339,079
		113,741,530
	Food Products — 53.5%
352,246	Archer-Daniels-Midland Co.	29,926,820
282,095	Bunge Ltd.	30,655,264
349,362	Campbell Soup Co.	16,007,767
473,588	Conagra Brands, Inc.	15,538,422
333,795	Darling Ingredients, Inc. (a)	23,115,304
641,864	Flowers Foods, Inc.	15,860,459
242,657	Freshpet, Inc. (a)	17,844,996
208,205	General Mills, Inc.	15,561,242
42,636	Hershey (The) Co.	9,862,133
397,056	Hormel Foods Corp.	16,231,649
251,214	Ingredion, Inc.	27,950,069
599,795	Kraft Heinz (The) Co.	21,700,583
185,234	Lamb Weston Holdings, Inc.	19,195,799
145,961	Mondelez International, Inc., Class A	10,820,089
1,238,523	Pilgrim’s Pride Corp. (a)	30,678,215
245,729	Post Holdings, Inc. (a)	20,960,684
521,472	Tyson Foods, Inc., Class A	29,056,420
		350,965,915
	Health Care Providers & Services — 10.5%
138,315	AmerisourceBergen Corp.	25,851,073
308,008	CVS Health Corp.	23,005,118
49,831	McKesson Corp.	20,051,994
		68,908,185
	Household Products — 3.9%
106,217	Church & Dwight Co., Inc.	10,161,780
Shares	Description	Value

	Household Products (Continued)
33,471	Clorox (The) Co.	$5,070,187
38,557	Kimberly-Clark Corp.	4,977,709
35,080	Procter & Gamble (The) Co.	5,483,004
		25,692,680
	Tobacco — 3.3%
235,019	Altria Group, Inc.	10,674,563
109,056	Philip Morris International, Inc.	10,875,064
		21,549,627
	Total Common Stocks	655,606,270
	(Cost $631,780,054)
MONEY MARKET FUNDS — 0.1%
715,715	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.13% (b)	715,715
	(Cost $715,715)

	Total Investments — 100.0%	656,321,985
	(Cost $632,495,769)
	Net Other Assets and Liabilities — 0.0%	205,613
	Net Assets — 100.0%	$656,527,598

(a)	Non-income producing security.
(b)	Rate shown reflects yield as of July 31, 2023.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 7/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$655,606,270	$655,606,270	$—	$—
Money Market Funds	715,715	715,715	—	—
Total Investments	$656,321,985	$656,321,985	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Energy AlphaDEX® Fund (FXN)
Portfolio of Investments
July 31, 2023

Shares	Description	Value
COMMON STOCKS — 99.9%
	Electrical Equipment — 1.7%
486,951	ChargePoint Holdings, Inc. (a) (b)	$4,216,996
411,963	Plug Power, Inc. (a) (b)	5,404,954
		9,621,950
	Energy Equipment & Services — 8.1%
135,405	Baker Hughes Co.	4,846,145
259,496	Halliburton Co.	10,141,104
800,546	NOV, Inc.	16,074,964
174,276	Schlumberger Ltd.	10,167,262
257,546	TechnipFMC PLC (a)	4,723,393
		45,952,868
	Oil, Gas & Consumable Fuels — 88.6%
737,972	Antero Midstream Corp.	8,811,386
929,291	Antero Resources Corp. (a)	24,858,534
250,524	APA Corp.	10,143,717
56,194	Cheniere Energy, Inc.	9,095,561
255,747	Chesapeake Energy Corp.	21,569,702
108,817	Chevron Corp.	17,808,990
123,941	ConocoPhillips	14,590,335
845,899	Coterra Energy, Inc.	23,296,058
265,631	Devon Energy Corp.	14,344,074
130,339	Diamondback Energy, Inc.	19,201,542
259,039	DT Midstream, Inc.	13,863,767
112,197	EOG Resources, Inc.	14,869,468
520,333	EQT Corp.	21,947,646
119,728	Exxon Mobil Corp.	12,839,631
31,481	Hess Corp.	4,776,612
479,747	HF Sinclair Corp.	24,990,021
745,700	Kinder Morgan, Inc.	13,206,347
743,757	Marathon Oil Corp.	19,538,496
146,839	Marathon Petroleum Corp.	19,532,524
159,830	New Fortress Energy, Inc.	4,563,147
218,380	Occidental Petroleum Corp.	13,786,329
138,696	ONEOK, Inc.	9,298,180
562,166	Ovintiv, Inc.	25,910,231
300,839	PDC Energy, Inc.	22,830,672
179,501	Phillips 66	20,023,337
82,632	Pioneer Natural Resources Co.	18,647,563
582,353	Range Resources Corp.	18,303,355
3,560,967	Southwestern Energy Co. (a)	23,075,066
112,490	Targa Resources Corp.	9,223,055
145,957	Valero Energy Corp.	18,815,317
262,347	Williams (The) Cos., Inc.	9,037,854
		502,798,517
Shares	Description	Value

	Semiconductors & Semiconductor Equipment — 1.5%
25,554	Enphase Energy, Inc. (a)	$3,879,864
22,521	First Solar, Inc. (a)	4,670,855
		8,550,719
	Total Common Stocks	566,924,054
	(Cost $552,795,144)
MONEY MARKET FUNDS — 0.2%
792,796	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 5.23% (c) (d)	792,796
629,876	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.13% (c)	629,876
	Total Money Market Funds	1,422,672
	(Cost $1,422,672)

Principal Value	Description	Value
REPURCHASE AGREEMENTS — 1.4%
$7,838,182	BNP Paribas S.A., 5.24% (c), dated 07/31/23, due 08/01/23, with a maturity value of $7,839,323. Collateralized by U.S. Treasury Securities, interest rates of 1.75% to 3.88%, due 12/31/24 to 03/31/25. The value of the collateral including accrued interest is $7,995,121. (d)	7,838,182
	(Cost $7,838,182)

	Total Investments — 101.5%	576,184,908
	(Cost $562,055,998)
	Net Other Assets and Liabilities — (1.5)%	(8,497,535)
	Net Assets — 100.0%	$567,687,373

(a)	Non-income producing security.
(b)
All or a portion of this security is on loan (see Note 2D -
Securities Lending in the Notes to Financial Statements). The
remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate
value of such securities, including those sold and pending
settlement, is $9,101,175 and the total value of the collateral held by the Fund is $8,630,978.

(c)	Rate shown reflects yield as of July 31, 2023.
(d)	This security serves as collateral for securities on loan.
See Notes to Financial Statements

First Trust Energy AlphaDEX® Fund (FXN)
Portfolio of Investments (Continued)
July 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 7/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$566,924,054	$566,924,054	$—	$—
Money Market Funds	1,422,672	1,422,672	—	—
Repurchase Agreements	7,838,182	—	7,838,182	—
Total Investments	$576,184,908	$568,346,726	$7,838,182	$—

*	See Portfolio of Investments for industry breakout.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Securities Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities(1)	$9,101,175
Non-cash Collateral(2)	(8,630,978)
Net Amount	$470,197

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)
The collateral requirements are determined at the beginning
of each business day based on the market value of the loaned securities from the end of the prior day. On July 31, 2023, the last business day of the period, there was sufficient collateral based on the end of day market value from the prior business day; however, as a result of market movement from July 28 to
July 31, the value of the related securities loaned was above the collateral value received. See Note 2D - Securities
Lending in the Notes to Financial Statements.

The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities(3)	$7,838,182
Non-cash Collateral(4)	(7,838,182)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At July 31, 2023, the value of the collateral received from each seller exceeded the value of the repurchase agreements.
See Notes to Financial Statements

First Trust Financials AlphaDEX® Fund (FXO)
Portfolio of Investments
July 31, 2023

Shares	Description	Value
COMMON STOCKS — 99.9%
	Banks — 44.6%
376,220	Bank of America Corp.	$12,039,040
268,758	Bank OZK (a)	11,752,787
133,614	BOK Financial Corp.	11,902,335
293,049	Citigroup, Inc.	13,966,715
413,867	Citizens Financial Group, Inc.	13,351,349
133,057	Columbia Banking System, Inc.	2,973,824
318,508	Comerica, Inc.	17,186,692
55,407	Commerce Bancshares, Inc.	2,946,544
50,196	Cullen/Frost Bankers, Inc.	5,450,282
204,465	East West Bancorp, Inc.	12,719,768
943,499	F.N.B. Corp.	12,067,352
411,819	Fifth Third Bancorp	11,983,933
10,520	First Citizens BancShares, Inc., Class A	15,057,276
449,487	First Hawaiian, Inc.	9,299,886
957,731	First Horizon Corp.	13,053,874
1,001,272	Huntington Bancshares, Inc.	12,255,569
37,108	JPMorgan Chase & Co.	5,861,580
1,460,184	KeyCorp	17,974,865
87,218	M&T Bank Corp.	12,198,310
1,200,360	New York Community Bancorp, Inc.	16,648,993
190,537	Pinnacle Financial Partners, Inc.	14,461,758
64,274	PNC Financial Services Group (The), Inc.	8,798,468
222,942	Popular, Inc.	16,174,442
191,108	Prosperity Bancshares, Inc.	12,100,959
605,709	Regions Financial Corp.	12,338,292
356,810	Synovus Financial Corp.	12,095,859
444,552	Truist Financial Corp.	14,768,018
245,015	U.S. Bancorp	9,722,195
285,932	Webster Financial Corp.	13,530,302
126,452	Wells Fargo & Co.	5,837,024
369,953	Western Alliance Bancorp (a)	19,219,058
111,472	Wintrust Financial Corp.	9,403,778
502,312	Zions Bancorp N.A. (a)	19,213,434
		398,354,561
	Capital Markets — 22.2%
90,007	Affiliated Managers Group, Inc.	12,478,570
16,241	Ameriprise Financial, Inc.	5,659,176
56,010	Ares Management Corp., Class A	5,557,312
181,835	Bank of New York Mellon (The) Corp.	8,248,036
463,246	Blue Owl Capital, Inc.	5,707,191
168,916	Carlyle Group (The), Inc.	6,021,855
87,333	Evercore, Inc., Class A	11,795,195
404,102	Franklin Resources, Inc.	11,815,942
25,102	Goldman Sachs Group (The), Inc.	8,933,049
Shares	Description	Value

	Capital Markets (Continued)
27,441	Houlihan Lokey, Inc.	$2,739,984
802,627	Invesco Ltd.	13,484,134
495,119	Janus Henderson Group PLC	14,531,743
244,059	Jefferies Financial Group, Inc.	8,978,931
12,406	LPL Financial Holdings, Inc.	2,845,440
7,760	Moody’s Corp.	2,737,340
63,194	Morgan Stanley	5,786,043
72,788	Northern Trust Corp.	5,831,774
26,010	Raymond James Financial, Inc.	2,862,921
20,189	S&P Global, Inc.	7,964,762
90,518	SEI Investments Co.	5,701,729
147,494	State Street Corp.	10,684,465
135,667	Stifel Financial Corp.	8,620,281
72,266	T. Rowe Price Group, Inc.	8,907,507
631,582	Virtu Financial, Inc., Class A	11,722,162
345,065	XP, Inc., Class A (b)	9,320,206
		198,935,748
	Consumer Finance — 5.0%
499,522	Ally Financial, Inc.	15,255,402
5,319	Credit Acceptance Corp. (b)	2,960,555
69,280	Discover Financial Services	7,312,504
247,056	OneMain Holdings, Inc.	11,236,107
496,031	SLM Corp.	8,025,782
		44,790,350
	Financial Services — 4.3%
175,649	Apollo Global Management, Inc.	14,352,280
854,467	MGIC Investment Corp.	14,303,778
602,321	Rocket Cos., Inc., Class A (a) (b)	6,583,368
37,634	Voya Financial, Inc.	2,794,701
		38,034,127
	Insurance — 21.6%
77,324	Aflac, Inc.	5,593,618
22,717	American Financial Group, Inc.	2,762,614
234,484	American International Group, Inc.	14,134,696
180,253	Arch Capital Group Ltd. (b)	14,003,856
12,288	Arthur J. Gallagher & Co.	2,639,462
48,361	Assured Guaranty Ltd.	2,891,021
50,133	Axis Capital Holdings Ltd.	2,763,331
284,945	Brighthouse Financial, Inc. (b)	14,854,183
117,597	Brown & Brown, Inc.	8,284,709
28,026	Chubb Ltd.	5,728,795
7,899	Everest Group Ltd.	2,847,668
149,912	Fidelity National Financial, Inc.	5,872,053
47,319	First American Financial Corp.	2,999,078
24,618	Globe Life, Inc.	2,761,401
112,404	Hartford Financial Services Group (The), Inc.	8,079,600
36,048	Kinsale Capital Group, Inc.	13,432,566
136,331	Loews Corp.	8,541,137
14,353	Marsh & McLennan Cos., Inc.	2,704,392
See Notes to Financial Statements

First Trust Financials AlphaDEX® Fund (FXO)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Insurance (Continued)
95,468	MetLife, Inc.	$6,011,620
214,418	Old Republic International Corp.	5,911,504
40,933	Primerica, Inc.	8,706,449
106,740	Principal Financial Group, Inc.	8,525,324
19,459	Reinsurance Group of America, Inc.	2,731,071
14,458	RenaissanceRe Holdings Ltd.	2,700,176
59,319	RLI Corp.	7,913,748
120,227	Ryan Specialty Holdings, Inc. (b)	5,210,638
31,078	Travelers (The) Cos., Inc.	5,364,374
282,858	Unum Group	13,749,727
45,307	W.R. Berkley Corp.	2,794,989
11,450	Willis Towers Watson PLC	2,419,728
		192,933,528
	Mortgage REITs — 1.6%
577,204	Rithm Capital Corp.	5,818,216
417,279	Starwood Property Trust, Inc.	8,654,367
		14,472,583
	Professional Services — 0.6%
32,584	Broadridge Financial Solutions, Inc.	5,471,505
	Total Common Stocks	892,992,402
	(Cost $930,749,547)
MONEY MARKET FUNDS — 0.6%
3,950,268	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 5.23% (c) (d)	3,950,268
1,164,194	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.13% (c)	1,164,194
	Total Money Market Funds	5,114,462
	(Cost $5,114,462)

Principal Value	Description	Value
REPURCHASE AGREEMENTS — 4.3%
$39,055,361	BNP Paribas S.A., 5.24% (c), dated 07/31/23, due 08/01/23, with a maturity value of $39,061,046. Collateralized by U.S. Treasury Securities, interest rates of 1.75% to 3.88%, due 12/31/24 to 03/31/25. The value of the collateral including accrued interest is $39,837,341. (d)	$39,055,361
	(Cost $39,055,361)

	Total Investments — 104.8%	937,162,225
	(Cost $974,919,370)
	Net Other Assets and Liabilities — (4.8)%	(43,138,110)
	Net Assets — 100.0%	$894,024,115

(a)
All or a portion of this security is on loan (see Note 2D -
Securities Lending in the Notes to Financial Statements). The
remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate
value of such securities, including those sold and pending
settlement, is $41,647,544 and the total value of the collateral held by the Fund is $43,005,629.

(b)	Non-income producing security.
(c)	Rate shown reflects yield as of July 31, 2023.
(d)	This security serves as collateral for securities on loan.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 7/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$892,992,402	$892,992,402	$—	$—
Money Market Funds	5,114,462	5,114,462	—	—
Repurchase Agreements	39,055,361	—	39,055,361	—
Total Investments	$937,162,225	$898,106,864	$39,055,361	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Financials AlphaDEX® Fund (FXO)
Portfolio of Investments (Continued)
July 31, 2023

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Securities Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities(1)	$41,647,544
Non-cash Collateral(2)	(41,647,544)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At July 31, 2023, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities(3)	$39,055,361
Non-cash Collateral(4)	(39,055,361)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At July 31, 2023, the value of the collateral received from each seller exceeded the value of the repurchase agreements.
See Notes to Financial Statements

First Trust Health Care AlphaDEX® Fund (FXH)
Portfolio of Investments
July 31, 2023

Shares	Description	Value
COMMON STOCKS — 100.0%
	Biotechnology — 18.6%
82,026	Amgen, Inc.	$19,206,388
333,178	Apellis Pharmaceuticals, Inc. (a)	8,579,333
106,555	Biogen, Inc. (a)	28,790,095
323,243	Exact Sciences Corp. (a)	31,529,122
317,660	Exelixis, Inc. (a)	6,261,079
315,064	Gilead Sciences, Inc.	23,988,973
97,518	Incyte Corp. (a)	6,213,847
55,988	Karuna Therapeutics, Inc. (a)	11,184,723
249,816	Moderna, Inc. (a)	29,393,351
374,259	Natera, Inc. (a)	16,923,992
33,794	Regeneron Pharmaceuticals, Inc. (a)	25,072,107
63,083	Seagen, Inc. (a)	12,098,058
131,596	Ultragenyx Pharmaceutical, Inc. (a)	5,674,419
137,497	United Therapeutics Corp. (a)	33,373,272
69,001	Vertex Pharmaceuticals, Inc. (a)	24,311,812
		282,600,571
	Health Care Equipment & Supplies — 23.9%
55,682	Abbott Laboratories	6,199,077
51,497	Align Technology, Inc. (a)	19,460,202
22,994	Becton, Dickinson & Co.	6,406,588
188,950	Dexcom, Inc. (a)	23,535,612
64,354	Edwards Lifesciences Corp. (a)	5,281,533
189,348	Enovis Corp. (a)	12,099,337
717,553	Envista Holdings Corp. (a)	24,690,999
305,871	Globus Medical, Inc., Class A (a)	18,434,845
224,917	Hologic, Inc. (a)	17,862,908
12,088	IDEXX Laboratories, Inc. (a)	6,705,576
93,496	Inspire Medical Systems, Inc. (a)	26,909,084
590,373	Integra LifeSciences Holdings Corp. (a)	26,844,260
71,013	Intuitive Surgical, Inc. (a)	23,036,617
110,674	Masimo Corp. (a)	13,535,430
137,809	Medtronic PLC	12,094,118
88,219	Penumbra, Inc. (a)	26,762,116
293,048	QuidelOrtho Corp. (a)	25,600,673
106,347	Shockwave Medical, Inc. (a)	27,714,028
79,590	Stryker Corp.	22,556,602
50,164	Teleflex, Inc.	12,599,692
41,693	Zimmer Biomet Holdings, Inc.	5,759,888
		364,089,185
	Health Care Providers & Services — 26.8%
228,672	Acadia Healthcare Co., Inc. (a)	18,071,948
350,087	agilon health, Inc. (a)	6,704,166
132,776	Amedisys, Inc. (a)	12,061,372
320,953	Cardinal Health, Inc.	29,357,571
Shares	Description	Value

	Health Care Providers & Services (Continued)
270,000	Centene Corp. (a)	$18,384,300
11,207	Chemed Corp.	5,839,856
86,535	Cigna Group (The)	25,536,479
302,106	DaVita, Inc. (a)	30,811,791
54,654	Elevance Health, Inc.	25,776,466
448,273	Encompass Health Corp.	29,599,466
100,014	HCA Healthcare, Inc.	27,284,819
224,556	Henry Schein, Inc. (a)	17,692,767
40,731	Humana, Inc.	18,607,143
117,122	Laboratory Corp. of America Holdings	25,055,909
60,456	Molina Healthcare, Inc. (a)	18,408,247
1,097,342	Premier, Inc., Class A	30,451,240
172,752	Quest Diagnostics, Inc.	23,357,798
74,594	Tenet Healthcare Corp. (a)	5,574,410
25,261	UnitedHealth Group, Inc.	12,791,413
192,384	Universal Health Services, Inc., Class B	26,733,681
		408,100,842
	Health Care Technology — 1.2%
178,439	Doximity, Inc., Class A (a)	6,375,626
61,401	Veeva Systems, Inc., Class A (a)	12,539,312
		18,914,938
	Life Sciences Tools & Services — 17.5%
217,426	10X Genomics, Inc., Class A (a)	13,693,490
100,965	Agilent Technologies, Inc.	12,294,508
886,636	Avantor, Inc. (a)	18,238,103
74,366	Bio-Techne Corp.	6,202,124
86,618	Charles River Laboratories International, Inc. (a)	18,149,936
75,882	Danaher Corp.	19,354,463
97,051	ICON PLC (a)	24,399,592
54,015	IQVIA Holdings, Inc. (a)	12,086,396
1,953,501	Maravai LifeSciences Holdings, Inc., Class A (a)	22,094,096
126,379	Medpace Holdings, Inc. (a)	31,995,371
269,619	QIAGEN N.V. (a)	12,623,562
42,913	Repligen Corp. (a)	7,362,154
102,206	Revvity, Inc.	12,566,228
644,428	Sotera Health Co. (a)	12,231,243
432,167	Syneos Health, Inc. (a)	18,328,203
11,634	Thermo Fisher Scientific, Inc.	6,383,110
47,616	West Pharmaceutical Services, Inc.	17,524,593
		265,527,172
	Pharmaceuticals — 12.0%
379,702	Bristol-Myers Squibb Co.	23,613,667
140,002	Catalent, Inc. (a)	6,792,897
See Notes to Financial Statements

First Trust Health Care AlphaDEX® Fund (FXH)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Pharmaceuticals (Continued)
2,413,717	Elanco Animal Health, Inc. (a)	$29,133,564
38,831	Eli Lilly & Co.	17,650,631
36,676	Johnson & Johnson	6,144,330
105,217	Merck & Co., Inc.	11,221,393
583,422	Organon & Co.	12,823,616
357,615	Perrigo Co. PLC	13,103,014
827,496	Pfizer, Inc.	29,839,506
3,041,333	Viatris, Inc.	32,025,236
		182,347,854
	Total Common Stocks	1,521,580,562
	(Cost $1,434,694,719)
MONEY MARKET FUNDS — 0.0%
870,307	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.13% (b)	870,307
	(Cost $870,307)

	Total Investments — 100.0%	1,522,450,869
	(Cost $1,435,565,026)
	Net Other Assets and Liabilities — (0.0)%	(631,139)
	Net Assets — 100.0%	$1,521,819,730

(a)	Non-income producing security.
(b)	Rate shown reflects yield as of July 31, 2023.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 7/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$1,521,580,562	$1,521,580,562	$—	$—
Money Market Funds	870,307	870,307	—	—
Total Investments	$1,522,450,869	$1,522,450,869	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Industrials/Producer Durables AlphaDEX® Fund (FXR)
Portfolio of Investments
July 31, 2023

Shares	Description	Value
COMMON STOCKS — 99.9%
	Aerospace & Defense — 7.3%
21,662	Axon Enterprise, Inc. (a)	$4,027,615
60,048	Boeing (The) Co. (a)	14,342,465
177,175	BWX Technologies, Inc.	12,225,075
23,011	Curtiss-Wright Corp.	4,403,385
40,806	General Dynamics Corp.	9,123,405
49,613	HEICO Corp.	8,730,896
55,715	Huntington Ingalls Industries, Inc.	12,796,064
27,821	Northrop Grumman Corp.	12,380,345
89,613	RTX Corp.	7,879,671
144,801	Spirit AeroSystems Holdings, Inc., Class A	4,607,568
259,605	Textron, Inc.	20,189,481
19,632	TransDigm Group, Inc.	17,663,303
		128,369,273
	Air Freight & Logistics — 2.8%
93,042	C.H. Robinson Worldwide, Inc.	9,320,948
104,685	Expeditors International of Washington, Inc.	13,326,401
51,152	FedEx Corp.	13,808,482
70,740	United Parcel Service, Inc., Class B	13,237,576
		49,693,407
	Banks — 1.2%
2,781,577	NU Holdings Ltd., Class A (a)	22,141,353
	Building Products — 8.6%
120,622	A.O. Smith Corp.	8,760,776
154,311	Advanced Drainage Systems, Inc.	18,824,399
146,289	Allegion PLC	17,095,333
119,505	Armstrong World Industries, Inc.	9,244,907
161,372	Builders FirstSource, Inc. (a)	23,306,958
49,432	Carlisle Cos., Inc.	13,702,550
176,599	Carrier Global Corp.	10,516,470
328,930	Hayward Holdings, Inc. (a)	4,394,505
73,661	Masco Corp.	4,469,750
168,173	Owens Corning	23,542,538
66,296	Trane Technologies PLC	13,222,074
64,471	Trex Co., Inc. (a)	4,457,525
		151,537,785
	Chemicals — 3.0%
535,122	Axalta Coating Systems Ltd. (a)	17,123,904
122,885	DuPont de Nemours, Inc.	9,539,562
85,504	PPG Industries, Inc.	12,304,026
47,758	Sherwin-Williams (The) Co.	13,205,087
		52,172,579
Shares	Description	Value

	Commercial Services & Supplies — 2.2%
17,661	Cintas Corp.	$8,866,528
100,927	MSA Safety, Inc.	16,753,882
77,443	Tetra Tech, Inc.	13,104,130
		38,724,540
	Construction & Engineering — 4.8%
118,769	EMCOR Group, Inc.	25,540,086
1,048,075	MDU Resources Group, Inc.	23,183,419
111,716	Quanta Services, Inc.	22,524,180
14,519	Valmont Industries, Inc.	3,843,905
183,690	WillScot Mobile Mini Holdings Corp. (a)	8,807,935
		83,899,525
	Construction Materials — 2.4%
117,730	Eagle Materials, Inc.	21,705,880
97,351	Vulcan Materials Co.	21,465,896
		43,171,776
	Consumer Finance — 3.3%
100,789	American Express Co.	17,021,246
160,534	Capital One Financial Corp.	18,785,689
647,011	Synchrony Financial	22,347,760
		58,154,695
	Containers & Packaging — 6.2%
1,270,569	Amcor PLC	13,036,038
36,482	AptarGroup, Inc.	4,431,104
272,885	Berry Global Group, Inc.	17,893,069
48,654	Crown Holdings, Inc.	4,513,145
730,643	Graphic Packaging Holding Co.	17,681,560
166,059	Packaging Corp. of America	25,465,148
187,215	Silgan Holdings, Inc.	8,209,378
297,481	Sonoco Products Co.	17,444,286
		108,673,728
	Diversified Consumer Services — 0.8%
2,102,864	ADT, Inc.	13,416,272
	Electrical Equipment — 4.9%
107,661	Acuity Brands, Inc.	17,789,904
66,191	Hubbell, Inc.	20,651,592
169,898	nVent Electric PLC	8,984,206
57,041	Regal Rexnord Corp.	8,908,663
53,289	Rockwell Automation, Inc.	17,920,558
281,843	Sensata Technologies Holding PLC	11,907,867
		86,162,790
See Notes to Financial Statements

First Trust Industrials/Producer Durables AlphaDEX® Fund (FXR)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Electronic Equipment, Instruments & Components — 2.4%
25,240	Keysight Technologies, Inc. (a)	$4,065,659
30,136	Littelfuse, Inc.	9,179,426
21,351	Teledyne Technologies, Inc. (a)	8,210,100
79,840	Trimble, Inc. (a)	4,295,392
545,087	Vontier Corp.	16,859,541
		42,610,118
	Financial Services — 5.0%
108,040	Euronet Worldwide, Inc. (a)	9,493,475
100,515	Fiserv, Inc. (a)	12,685,998
69,929	FleetCor Technologies, Inc. (a)	17,406,027
10,748	Mastercard, Inc., Class A	4,237,721
258,541	Shift4 Payments, Inc., Class A (a)	17,836,744
17,797	Visa, Inc., Class A	4,230,881
1,081,017	Western Union (The) Co.	13,166,787
48,219	WEX, Inc. (a)	9,130,268
		88,187,901
	Ground Transportation — 9.4%
257,441	CSX Corp.	8,577,934
70,046	J.B. Hunt Transport Services, Inc.	14,285,181
395,008	Knight-Swift Transportation Holdings, Inc.	23,996,736
65,861	Landstar System, Inc.	13,408,641
38,714	Norfolk Southern Corp.	9,043,203
34,293	Old Dominion Freight Line, Inc.	14,385,571
258,834	Ryder System, Inc.	26,439,893
64,092	Saia, Inc. (a)	27,119,889
764,161	Schneider National, Inc., Class B	23,543,801
20,655	Union Pacific Corp.	4,792,373
		165,593,222
	Household Durables — 1.8%
85,095	Mohawk Industries, Inc. (a)	9,049,002
82,502	TopBuild Corp. (a)	22,599,773
		31,648,775
	Industrial Conglomerates — 1.4%
175,417	3M Co.	19,558,996
38,481	General Electric Co.	4,396,069
		23,955,065
	IT Services — 0.2%
13,697	Accenture PLC, Class A	4,333,046
	Leisure Products — 1.2%
253,306	Brunswick Corp.	21,862,841
	Machinery — 14.3%
166,996	AGCO Corp.	22,227,168
Shares	Description	Value

	Machinery (Continued)
388,712	Allison Transmission Holdings, Inc.	$22,813,507
51,533	Caterpillar, Inc.	13,665,006
1,219,258	CNH Industrial N.V.	17,508,545
51,725	Cummins, Inc.	13,489,880
21,665	Deere & Co.	9,307,284
140,434	Donaldson Co., Inc.	8,823,468
59,454	Dover Corp.	8,678,500
131,927	Esab Corp.	9,063,385
113,778	Flowserve Corp.	4,296,257
146,850	Graco, Inc.	11,649,610
16,899	Illinois Tool Works, Inc.	4,449,845
136,042	ITT, Inc.	13,549,783
110,491	Lincoln Electric Holdings, Inc.	22,176,649
85,773	Middleby (The) Corp. (a)	13,024,630
48,816	Oshkosh Corp.	4,494,489
47,484	Otis Worldwide Corp.	4,319,145
209,888	PACCAR, Inc.	18,077,653
65,431	Pentair PLC	4,547,454
60,924	Snap-on, Inc.	16,598,135
38,543	Westinghouse Air Brake Technologies Corp.	4,565,033
37,532	Xylem, Inc.	4,231,733
		251,557,159
	Marine Transportation — 0.5%
114,081	Kirby Corp. (a)	9,295,320
	Paper & Forest Products — 1.3%
292,703	Louisiana-Pacific Corp.	22,283,479
	Professional Services — 4.7%
157,324	Booz Allen Hamilton Holding Corp.	19,048,790
17,967	Equifax, Inc.	3,666,705
22,223	FTI Consulting, Inc. (a)	3,892,581
233,662	Genpact Ltd.	8,432,862
73,842	Jacobs Solutions, Inc.	9,260,525
221,126	ManpowerGroup, Inc.	17,442,419
233,410	Robert Half, Inc.	17,307,351
18,701	Verisk Analytics, Inc.	4,281,407
		83,332,640
	Semiconductors & Semiconductor Equipment — 0.2%
39,103	MKS Instruments, Inc.	4,268,875
	Software — 0.7%
15,667	Fair Isaac Corp. (a)	13,128,476
	Trading Companies & Distributors — 9.3%
524,412	Air Lease Corp.	22,203,604
See Notes to Financial Statements

First Trust Industrials/Producer Durables AlphaDEX® Fund (FXR)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Trading Companies & Distributors (Continued)
560,221	Core & Main, Inc., Class A (a)	$17,708,586
139,514	Ferguson PLC	22,548,253
184,269	MSC Industrial Direct Co., Inc., Class A	18,596,427
49,274	United Rentals, Inc.	22,896,642
27,832	W.W. Grainger, Inc.	20,553,654
57,532	Watsco, Inc.	21,758,027
98,052	WESCO International, Inc.	17,214,990
		163,480,183
	Total Common Stocks	1,761,654,823
	(Cost $1,536,123,138)
MONEY MARKET FUNDS — 0.1%
1,589,023	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.13% (b)	1,589,023
	(Cost $1,589,023)

	Total Investments — 100.0%	1,763,243,846
	(Cost $1,537,712,161)
	Net Other Assets and Liabilities — (0.0)%	(627,941)
	Net Assets — 100.0%	$1,762,615,905

(a)	Non-income producing security.
(b)	Rate shown reflects yield as of July 31, 2023.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 7/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$1,761,654,823	$1,761,654,823	$—	$—
Money Market Funds	1,589,023	1,589,023	—	—
Total Investments	$1,763,243,846	$1,763,243,846	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Materials AlphaDEX® Fund (FXZ)
Portfolio of Investments
July 31, 2023

Shares	Description	Value
COMMON STOCKS — 100.0%
	Aerospace & Defense — 0.7%
60,708	Hexcel Corp.	$4,290,841
	Chemicals — 54.3%
15,408	Air Products and Chemicals, Inc.	4,704,525
82,751	Albemarle Corp.	17,566,382
159,303	Ashland, Inc.	14,553,922
159,419	Celanese Corp.	19,989,548
379,886	CF Industries Holdings, Inc.	31,181,043
375,314	Chemours (The) Co.	13,879,112
346,606	Dow, Inc.	19,572,841
165,374	Eastman Chemical Co.	14,152,707
74,158	Ecolab, Inc.	13,581,296
480,734	Element Solutions, Inc.	10,076,185
88,465	FMC Corp.	8,512,987
512,404	Huntsman Corp.	15,254,267
57,987	International Flavors & Fragrances, Inc.	4,906,280
24,221	Linde PLC	9,462,418
201,026	LyondellBasell Industries N.V., Class A	19,873,430
753,483	Mosaic (The) Co.	30,711,967
34,431	NewMarket Corp.	15,552,483
359,222	Olin Corp.	20,719,925
73,613	Scotts Miracle-Gro (The) Co.	5,155,855
220,739	Westlake Corp.	30,351,612
		319,758,785
	Containers & Packaging — 6.8%
53,722	Avery Dennison Corp.	9,885,385
829,042	International Paper Co.	29,895,255
		39,780,640
	Machinery — 3.2%
21,219	RBC Bearings, Inc. (a)	4,796,555
151,267	Timken (The) Co.	14,046,654
		18,843,209
	Metals & Mining — 31.1%
136,019	Alcoa Corp.	4,922,528
1,101,444	Cleveland-Cliffs, Inc. (a)	19,440,486
230,752	Freeport-McMoRan, Inc.	10,303,077
403,413	MP Materials Corp. (a)	9,621,400
108,185	Newmont Corp.	4,643,300
160,820	Nucor Corp.	27,675,514
67,970	Reliance Steel & Aluminum Co.	19,905,694
80,414	Royal Gold, Inc.	9,660,938
64,329	Southern Copper Corp.	5,624,928
1,301,852	SSR Mining, Inc.	18,954,965
242,102	Steel Dynamics, Inc.	25,803,231
1,054,450	United States Steel Corp.	26,888,475
		183,444,536
Shares	Description	Value

	Trading Companies & Distributors — 3.9%
156,473	Fastenal Co.	$9,170,882
386,305	Univar Solutions, Inc. (a)	13,961,063
		23,131,945
	Total Common Stocks	589,249,956
	(Cost $625,813,257)
MONEY MARKET FUNDS — 0.1%
560,531	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.13% (b)	560,531
	(Cost $560,531)

	Total Investments — 100.1%	589,810,487
	(Cost $626,373,788)
	Net Other Assets and Liabilities — (0.1)%	(365,349)
	Net Assets — 100.0%	$589,445,138

(a)	Non-income producing security.
(b)	Rate shown reflects yield as of July 31, 2023.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 7/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$589,249,956	$589,249,956	$—	$—
Money Market Funds	560,531	560,531	—	—
Total Investments	$589,810,487	$589,810,487	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Technology AlphaDEX® Fund (FXL)
Portfolio of Investments
July 31, 2023

Shares	Description	Value
COMMON STOCKS — 100.0%
	Communications Equipment — 0.3%
26,908	F5, Inc. (a)	$4,257,922
	Electrical Equipment — 1.7%
794,407	Vertiv Holdings Co.	20,662,526
	Electronic Equipment, Instruments & Components — 8.7%
46,327	Amphenol Corp., Class A	4,091,137
137,384	Arrow Electronics, Inc. (a)	19,582,715
390,039	Avnet, Inc.	18,916,892
77,197	Coherent Corp. (a)	3,656,050
224,629	Corning, Inc.	7,623,908
182,317	Jabil, Inc.	20,177,023
274,251	National Instruments Corp.	16,180,809
167,468	TD SYNNEX Corp.	16,530,766
		106,759,300
	Financial Services — 1.6%
871,842	Toast, Inc., Class A (a)	19,241,553
	Hotels, Restaurants & Leisure — 1.9%
257,491	DoorDash, Inc., Class A (a)	23,377,608
	Interactive Media & Services — 2.5%
65,756	Alphabet, Inc., Class A (a)	8,727,136
54,854	Meta Platforms, Inc., Class A (a)	17,476,484
143,946	Pinterest, Inc., Class A (a)	4,172,995
		30,376,615
	IT Services — 9.4%
87,582	Akamai Technologies, Inc. (a)	8,276,499
79,625	Amdocs Ltd.	7,456,085
240,813	Cloudflare, Inc., Class A (a)	16,560,710
301,432	Cognizant Technology Solutions Corp., Class A	19,903,555
294,573	DXC Technology Co. (a)	8,144,943
22,469	Gartner, Inc. (a)	7,944,814
43,796	Globant S.A. (a)	7,652,475
47,878	MongoDB, Inc. (a)	20,271,545
67,090	Snowflake, Inc., Class A (a)	11,922,564
61,859	Twilio, Inc., Class A (a)	4,084,550
17,416	VeriSign, Inc. (a)	3,673,905
		115,891,645
	Professional Services — 6.5%
23,093	CACI International, Inc., Class A (a)	8,092,711
58,765	Ceridian HCM Holding, Inc. (a)	4,161,149
243,684	Concentrix Corp.	20,284,256
680,293	Dun & Bradstreet Holdings, Inc.	8,041,063
181,471	KBR, Inc.	11,158,652
88,958	Leidos Holdings, Inc.	8,320,242
Shares	Description	Value

	Professional Services (Continued)
12,251	Paycom Software, Inc.	$4,517,679
69,977	Science Applications International Corp.	8,491,009
129,884	SS&C Technologies Holdings, Inc.	7,565,743
		80,632,504
	Semiconductors & Semiconductor Equipment — 21.4%
138,196	Advanced Micro Devices, Inc. (a)	15,809,622
261,553	Allegro MicroSystems, Inc. (a)	13,498,750
40,403	Analog Devices, Inc.	8,061,611
108,911	Applied Materials, Inc.	16,509,819
22,685	Broadcom, Inc.	20,385,875
145,741	Cirrus Logic, Inc. (a)	11,775,873
177,562	Entegris, Inc.	19,480,327
182,820	GLOBALFOUNDRIES, Inc. (a) (b)	11,643,806
117,688	Intel Corp.	4,209,700
32,456	KLA Corp.	16,680,761
24,487	Lam Research Corp.	17,593,665
122,895	Lattice Semiconductor Corp. (a)	11,176,071
175,711	Microchip Technology, Inc.	16,506,291
29,139	Monolithic Power Systems, Inc.	16,302,979
27,910	NVIDIA Corp.	13,042,064
83,220	ON Semiconductor Corp. (a)	8,966,955
99,181	QUALCOMM, Inc.	13,108,753
177,771	Skyworks Solutions, Inc.	20,331,669
35,350	Teradyne, Inc.	3,992,429
21,861	Texas Instruments, Inc.	3,934,980
		263,012,000
	Software — 40.8%
24,145	Adobe, Inc. (a)	13,187,275
11,916	ANSYS, Inc. (a)	4,076,464
152,953	AppLovin Corp., Class A (a)	4,802,724
290,282	Bentley Systems, Inc., Class B	15,640,394
67,124	Cadence Design Systems, Inc. (a)	15,707,687
557,278	Confluent, Inc., Class A (a)	19,248,382
26,796	Crowdstrike Holdings, Inc., Class A (a)	4,331,841
120,009	Datadog, Inc., Class A (a)	14,007,450
47,030	Dolby Laboratories, Inc., Class A	4,167,328
505,588	DoubleVerify Holdings, Inc. (a)	21,285,255
442,688	Dropbox, Inc., Class A (a)	11,930,442
305,848	Dynatrace, Inc. (a)	16,726,827
122,754	Elastic N.V. (a)	8,157,003
47,732	Five9, Inc. (a)	4,188,483
See Notes to Financial Statements

First Trust Technology AlphaDEX® Fund (FXL)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Software (Continued)
208,255	Fortinet, Inc. (a)	$16,185,579
848,624	Gen Digital, Inc.	16,505,737
154,001	Gitlab, Inc., Class A (a)	7,643,070
36,981	HubSpot, Inc. (a)	21,469,320
8,589	Intuit, Inc.	4,394,991
98,446	Manhattan Associates, Inc. (a)	18,765,777
34,670	Microsoft Corp.	11,646,346
261,321	nCino, Inc. (a)	8,453,734
312,341	NCR Corp. (a)	8,395,726
60,139	New Relic, Inc. (a)	5,050,473
420,909	Nutanix, Inc., Class A (a)	12,711,452
165,232	Oracle Corp.	19,370,147
1,283,593	Palantir Technologies, Inc., Class A (a)	25,466,485
77,013	Palo Alto Networks, Inc. (a)	19,250,170
181,443	Procore Technologies, Inc. (a)	13,762,452
27,656	PTC, Inc. (a)	4,032,521
55,886	Salesforce, Inc. (a)	12,574,909
21,009	ServiceNow, Inc. (a)	12,248,247
148,383	Splunk, Inc. (a)	16,074,330
27,116	Synopsys, Inc. (a)	12,251,009
294,739	Teradata Corp. (a)	16,755,912
18,899	Tyler Technologies, Inc. (a)	7,495,910
362,551	Unity Software, Inc. (a)	16,619,338
54,777	VMware, Inc., Class A (a)	8,634,499
69,689	Workday, Inc., Class A (a)	16,525,353
80,700	Zscaler, Inc. (a)	12,942,666
		502,683,708
	Technology Hardware, Storage & Peripherals — 5.2%
60,867	Apple, Inc.	11,957,322
937,023	Hewlett Packard Enterprise Co.	16,285,460
128,150	HP, Inc.	4,207,165
154,535	NetApp, Inc.	12,055,275
534,424	Pure Storage, Inc., Class A (a)	19,768,344
		64,273,566
	Total Common Stocks	1,231,168,947
	(Cost $993,879,017)
MONEY MARKET FUNDS — 0.1%
767,377	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 5.23% (c) (d)	767,377
757,236	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.13% (c)	757,236
	Total Money Market Funds	1,524,613
	(Cost $1,524,613)

Principal Value	Description	Value
REPURCHASE AGREEMENTS — 0.6%
$7,586,874	BNP Paribas S.A., 5.24% (c), dated 07/31/23, due 08/01/23, with a maturity value of $7,587,979. Collateralized by U.S. Treasury Securities, interest rates of 1.75% to 3.88%, due 12/31/24 to 03/31/25. The value of the collateral including accrued interest is $7,738,781. (d)	$7,586,874
	(Cost $7,586,874)

	Total Investments — 100.7%	1,240,280,434
	(Cost $1,002,990,504)
	Net Other Assets and Liabilities — (0.7)%	(9,197,769)
	Net Assets — 100.0%	$1,231,082,665

(a)	Non-income producing security.
(b)
All or a portion of this security is on loan (see Note 2D -
Securities Lending in the Notes to Financial Statements). The
remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate
value of such securities, including those sold and pending
settlement, is $8,304,412 and the total value of the collateral held by the Fund is $8,354,251.

(c)	Rate shown reflects yield as of July 31, 2023.
(d)	This security serves as collateral for securities on loan.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 7/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$1,231,168,947	$1,231,168,947	$—	$—
Money Market Funds	1,524,613	1,524,613	—	—
Repurchase Agreements	7,586,874	—	7,586,874	—
Total Investments	$1,240,280,434	$1,232,693,560	$7,586,874	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Technology AlphaDEX® Fund (FXL)
Portfolio of Investments (Continued)
July 31, 2023

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Securities Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities(1)	$8,304,412
Non-cash Collateral(2)	(8,304,412)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At July 31, 2023, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities(3)	$7,586,874
Non-cash Collateral(4)	(7,586,874)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At July 31, 2023, the value of the collateral received from each seller exceeded the value of the repurchase agreements.
See Notes to Financial Statements

First Trust Utilities AlphaDEX® Fund (FXU)
Portfolio of Investments
July 31, 2023

Shares	Description	Value
COMMON STOCKS — 99.9%
	Commercial Services & Supplies — 4.0%
30,362	Clean Harbors, Inc. (a)	$5,047,986
16,294	Republic Services, Inc.	2,462,186
53,746	Stericycle, Inc. (a)	2,283,668
14,390	Waste Management, Inc.	2,356,938
		12,150,778
	Electric Utilities — 49.1%
142,683	Alliant Energy Corp.	7,667,784
88,932	American Electric Power Co., Inc.	7,536,098
331,211	Avangrid, Inc.	12,281,304
111,254	Duke Energy Corp.	10,415,600
71,882	Edison International	5,172,629
102,540	Entergy Corp.	10,530,858
213,629	Evergy, Inc.	12,811,331
105,582	Eversource Energy	7,636,746
245,064	Exelon Corp.	10,258,379
64,201	FirstEnergy Corp.	2,528,877
137,898	Hawaiian Electric Industries, Inc.	5,293,904
48,654	IDACORP, Inc.	5,002,604
33,638	NextEra Energy, Inc.	2,465,665
347,535	OGE Energy Corp.	12,563,390
577,783	PG&E Corp. (a)	10,174,759
122,563	Pinnacle West Capital Corp.	10,150,668
282,997	PPL Corp.	7,790,907
35,530	Southern (The) Co.	2,570,240
120,442	Xcel Energy, Inc.	7,555,327
		150,407,070
	Electrical Equipment — 3.5%
559,019	Sunrun, Inc. (a)	10,610,181
	Gas Utilities — 6.8%
64,366	Atmos Energy Corp.	7,833,986
242,990	National Fuel Gas Co.	12,905,199
		20,739,185
	Independent Power and Renewable Electricity Producers — 12.1%
395,942	Brookfield Renewable Corp., Class A	12,341,512
436,980	Clearway Energy, Inc., Class C	11,540,642
475,431	Vistra Corp.	13,340,594
		37,222,748
	Multi-Utilities — 23.5%
91,685	Ameren Corp.	7,854,654
171,253	CenterPoint Energy, Inc.	5,153,003
42,485	CMS Energy Corp.	2,594,559
138,056	Consolidated Edison, Inc.	13,095,992
96,388	Dominion Energy, Inc.	5,161,577
45,376	DTE Energy Co.	5,186,477
Shares	Description	Value

	Multi-Utilities (Continued)
365,046	NiSource, Inc.	$10,162,881
159,466	Public Service Enterprise Group, Inc.	10,065,494
51,430	Sempra	7,664,098
56,573	WEC Energy Group, Inc.	5,083,650
		72,022,385
	Water Utilities — 0.9%
62,539	Essential Utilities, Inc.	2,644,774
	Total Common Stocks	305,797,121
	(Cost $314,144,226)
MONEY MARKET FUNDS — 0.1%
295,889	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.13% (b)	295,889
	(Cost $295,889)

	Total Investments — 100.0%	306,093,010
	(Cost $314,440,115)
	Net Other Assets and Liabilities — (0.0)%	(23,616)
	Net Assets — 100.0%	$306,069,394

(a)	Non-income producing security.
(b)	Rate shown reflects yield as of July 31, 2023.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 7/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$305,797,121	$305,797,121	$—	$—
Money Market Funds	295,889	295,889	—	—
Total Investments	$306,093,010	$306,093,010	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund
Sector Funds
Statements of Assets and Liabilities
July 31, 2023

	First Trust Consumer Discretionary AlphaDEX® Fund (FXD)	First Trust Consumer Staples AlphaDEX® Fund (FXG)	First Trust Energy AlphaDEX® Fund (FXN)
ASSETS:
Investments, at value	$1,509,081,743	$656,321,985	$576,184,908
Receivables:
Capital shares sold	17,156,467	—	—
Dividends	410,504	766,699	631,480
Securities lending income	119,741	34	29,391
Reclaims	1,619	—	—
Investment securities sold	—	—	—
Prepaid expenses	2,523	2,905	8,319
Total Assets	1,526,772,597	657,091,623	576,854,098

LIABILITIES:
Payables:
Investment securities purchased	17,147,100	—	—
Collateral for securities on loan	4,367,564	—	8,630,978
Investment advisory fees	615,682	281,552	230,394
Licensing fees	176,224	91,082	80,433
Audit and tax fees	29,111	28,997	31,032
Shareholder reporting fees	21,446	32,027	61,807
Trustees’ fees	618	608	689
Capital shares redeemed	—	—	—
Other liabilities	236,296	129,759	131,392
Total Liabilities	22,594,041	564,025	9,166,725
NET ASSETS	$1,504,178,556	$656,527,598	$567,687,373

NET ASSETS consist of:
Paid-in capital	$1,815,841,077	$909,142,710	$1,076,475,453
Par value	262,000	102,000	329,000
Accumulated distributable earnings (loss)	(311,924,521)	(252,717,112)	(509,117,080)
NET ASSETS	$1,504,178,556	$656,527,598	$567,687,373
NET ASSET VALUE, per share	$57.41	$64.37	$17.25
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	26,200,002	10,200,002	32,900,002
Investments, at cost	$1,335,576,528	$632,495,769	$562,055,998
Securities on loan, at value	$4,242,777	$—	$9,101,175
See Notes to Financial Statements

First Trust Financials AlphaDEX® Fund (FXO)	First Trust Health Care AlphaDEX® Fund (FXH)	First Trust Industrials/Producer Durables AlphaDEX® Fund (FXR)	First Trust Materials AlphaDEX® Fund (FXZ)	First Trust Technology AlphaDEX® Fund (FXL)	First Trust Utilities AlphaDEX® Fund (FXU)

$937,162,225	$1,522,450,869	$1,763,243,846	$589,810,487	$1,240,280,434	$306,093,010

2,074,302	—	15,427,358	—	—	—
600,792	603,163	699,927	332,628	96,764	263,871
41,408	—	—	—	10,373	—
—	—	—	—	—	4,535
—	—	—	3,371,332	—	1,625,585
4,287	4,649	4,860	4,086	4,237	2,659
939,883,014	1,523,058,681	1,779,375,991	593,518,533	1,240,391,808	307,989,660

2,071,523	—	15,415,880	—	—	—
43,005,629	—	—	—	8,354,251	—
371,522	655,543	731,402	248,437	507,497	134,359
122,932	208,865	219,523	155,443	152,454	43,562
29,225	29,206	29,246	29,029	29,093	28,980
55,377	63,387	59,072	63,535	44,209	23,355
599	643	643	634	624	594
—	—	—	3,372,503	—	1,626,268
202,092	281,307	304,320	203,814	221,015	63,148
45,858,899	1,238,951	16,760,086	4,073,395	9,309,143	1,920,266
$894,024,115	$1,521,819,730	$1,762,615,905	$589,445,138	$1,231,082,665	$306,069,394

$1,370,307,613	$2,085,885,408	$1,969,487,081	$889,424,533	$1,728,017,684	$517,978,951
215,500	143,000	285,000	86,500	102,550	94,000
(476,498,998)	(564,208,678)	(207,156,176)	(300,065,895)	(497,037,569)	(212,003,557)
$894,024,115	$1,521,819,730	$1,762,615,905	$589,445,138	$1,231,082,665	$306,069,394
$41.49	$106.42	$61.85	$68.14	$120.05	$32.56
21,550,002	14,300,002	28,500,002	8,650,002	10,255,000	9,400,002
$974,919,370	$1,435,565,026	$1,537,712,161	$626,373,788	$1,002,990,504	$314,440,115
$41,647,544	$—	$—	$—	$8,304,412	$—
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund
Sector Funds
Statements of Operations
For the Year Ended July 31, 2023

	First Trust Consumer Discretionary AlphaDEX® Fund (FXD)	First Trust Consumer Staples AlphaDEX® Fund (FXG)	First Trust Energy AlphaDEX® Fund (FXN)
INVESTMENT INCOME:
Dividends	$8,881,850	$17,252,512	$47,799,597
Securities lending income (net of fees)	236,763	104	134,140
Foreign withholding tax	(2,428)	—	—
Total investment income	9,116,185	17,252,616	47,933,737

EXPENSES:
Investment advisory fees	3,441,623	3,390,095	6,597,347
Accounting and administration fees	335,085	340,314	613,493
Licensing fees	275,330	271,208	527,788
Custodian fees	54,698	54,525	96,333
Transfer agent fees	31,715	33,901	54,095
Audit and tax fees	31,002	29,516	31,628
Legal fees	14,819	22,459	50,016
Shareholder reporting fees	10,387	95,595	199,867
Listing fees	9,790	8,830	15,068
Trustees’ fees and expenses	8,000	8,250	8,841
Other expenses	11,052	10,897	28,705
Total expenses	4,223,501	4,265,590	8,223,181
NET INVESTMENT INCOME (LOSS)	4,892,684	12,987,026	39,710,556

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(57,880,474)	(20,042,996)	(17,385,175)
In-kind redemptions	18,755,093	24,739,087	204,267,778
Net realized gain (loss)	(39,125,381)	4,696,091	186,882,603
Net change in unrealized appreciation (depreciation) on investments	233,009,394	(2,826,324)	(215,859,342)
NET REALIZED AND UNREALIZED GAIN (LOSS)	193,884,013	1,869,767	(28,976,739)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$198,776,697	$14,856,793	$10,733,817
See Notes to Financial Statements

First Trust Financials AlphaDEX® Fund (FXO)	First Trust Health Care AlphaDEX® Fund (FXH)	First Trust Industrials/Producer Durables AlphaDEX® Fund (FXR)	First Trust Materials AlphaDEX® Fund (FXZ)	First Trust Technology AlphaDEX® Fund (FXL)	First Trust Utilities AlphaDEX® Fund (FXU)

$42,203,262	$12,268,570	$22,568,005	$31,213,098	$8,682,205	$10,225,301
1,559,971	167,350	83,452	925	244,520	2,534
(53,358)	—	—	(194,527)	—	(27,843)
43,709,875	12,435,920	22,651,457	31,019,496	8,926,725	10,199,992

5,933,523	7,693,304	7,881,258	7,037,988	5,286,169	1,840,420
573,363	716,990	732,206	658,919	523,836	185,318
474,682	615,464	630,501	563,039	422,893	147,233
111,727	116,371	114,443	106,266	90,786	27,692
53,937	63,467	64,406	58,827	51,267	18,404
30,723	30,839	31,059	29,729	31,529	29,428
48,458	50,254	51,076	52,319	25,074	12,498
128,002	153,279	136,330	174,151	53,379	64,733
10,658	8,830	10,645	8,830	8,834	8,834
8,600	8,780	8,805	8,992	8,429	8,010
20,895	26,692	27,213	24,386	21,382	7,212
7,394,568	9,484,270	9,687,942	8,723,446	6,523,578	2,349,782
36,315,307	2,951,650	12,963,515	22,296,050	2,403,147	7,850,210

(217,493,230)	(40,936,671)	(147,309,478)	(95,579,764)	(111,011,632)	(10,404,497)
(58,210,419)	44,320,717	122,888,403	(4,599,972)	19,848,110	19,181,409
(275,703,649)	3,384,046	(24,421,075)	(100,179,736)	(91,163,522)	8,776,912
23,420,964	(35,025,625)	241,729,327	113,097,946	247,503,716	(35,308,860)
(252,282,685)	(31,641,579)	217,308,252	12,918,210	156,340,194	(26,531,948)
$(215,967,378)	$(28,689,929)	$230,271,767	$35,214,260	$158,743,341	$(18,681,738)
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund
Sector Funds
Statements of Changes in Net Assets

	First Trust Consumer Discretionary AlphaDEX® Fund (FXD)		First Trust Consumer Staples AlphaDEX® Fund (FXG)
	Year Ended 7/31/2023	Year Ended 7/31/2022	Year Ended 7/31/2023	Year Ended 7/31/2022
OPERATIONS:
Net investment income (loss)	$4,892,684	$12,047,240	$12,987,026	$5,452,882
Net realized gain (loss)	(39,125,381)	154,046,852	4,696,091	12,107,920
Net change in unrealized appreciation (depreciation)	233,009,394	(441,734,956)	(2,826,324)	14,116,145
Net increase (decrease) in net assets resulting from operations	198,776,697	(275,640,864)	14,856,793	31,676,947

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(4,813,851)	(13,315,221)	(13,063,057)	(4,675,407)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	1,142,163,400	821,836,474	187,021,189	502,041,230
Cost of shares redeemed	(226,064,609)	(2,086,899,315)	(182,940,815)	(125,700,060)
Net increase (decrease) in net assets resulting from shareholder transactions	916,098,791	(1,265,062,841)	4,080,374	376,341,170
Total increase (decrease) in net assets	1,110,061,637	(1,554,018,926)	5,874,110	403,342,710

NET ASSETS:
Beginning of period	394,116,919	1,948,135,845	650,653,488	247,310,778
End of period	$1,504,178,556	$394,116,919	$656,527,598	$650,653,488

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	7,950,002	31,750,002	10,200,002	4,400,002
Shares sold	22,750,000	14,350,000	2,950,000	7,850,000
Shares redeemed	(4,500,000)	(38,150,000)	(2,950,000)	(2,050,000)
Shares outstanding, end of period	26,200,002	7,950,002	10,200,002	10,200,002
See Notes to Financial Statements

First Trust Energy AlphaDEX® Fund (FXN)		First Trust Financials AlphaDEX® Fund (FXO)		First Trust Health Care AlphaDEX® Fund (FXH)
Year Ended 7/31/2023	Year Ended 7/31/2022	Year Ended 7/31/2023	Year Ended 7/31/2022	Year Ended 7/31/2023	Year Ended 7/31/2022

$39,710,556	$20,991,279	$36,315,307	$29,707,133	$2,951,650	$1,824,839
186,882,603	102,779,022	(275,703,649)	143,892,144	3,384,046	(4,568,756)
(215,859,342)	205,525,000	23,420,964	(214,313,440)	(35,025,625)	(177,329,197)
10,733,817	329,295,301	(215,967,378)	(40,714,163)	(28,689,929)	(180,073,114)

(40,310,566)	(19,922,141)	(36,401,587)	(28,346,142)	(4,384,241)	—

611,336,353	1,605,588,558	1,466,464,796	604,854,268	248,534,264	252,759,574
(1,679,363,136)	(578,637,025)	(1,491,809,460)	(676,942,289)	(197,368,260)	(173,706,436)
(1,068,026,783)	1,026,951,533	(25,344,664)	(72,088,021)	51,166,004	79,053,138
(1,097,603,532)	1,336,324,693	(277,713,629)	(141,148,326)	18,091,834	(101,019,976)

1,665,290,905	328,966,212	1,171,737,744	1,312,886,070	1,503,727,896	1,604,747,872
$567,687,373	$1,665,290,905	$894,024,115	$1,171,737,744	$1,521,819,730	$1,503,727,896

99,150,002	31,850,002	28,250,002	30,250,002	13,850,002	13,150,002
35,050,000	109,350,000	32,950,000	13,250,000	2,300,000	2,250,000
(101,300,000)	(42,050,000)	(39,650,000)	(15,250,000)	(1,850,000)	(1,550,000)
32,900,002	99,150,002	21,550,002	28,250,002	14,300,002	13,850,002
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund
Sector Funds
Statements of Changes in Net Assets (Continued)

	First Trust Industrials/Producer Durables AlphaDEX® Fund (FXR)		First Trust Materials AlphaDEX® Fund (FXZ)
	Year Ended 7/31/2023	Year Ended 7/31/2022	Year Ended 7/31/2023	Year Ended 7/31/2022
OPERATIONS:
Net investment income (loss)	$12,963,515	$12,729,384	$22,296,050	$16,484,011
Net realized gain (loss)	(24,421,075)	(17,448,344)	(100,179,736)	75,814,579
Net change in unrealized appreciation (depreciation)	241,729,327	(177,157,775)	113,097,946	(187,817,992)
Net increase (decrease) in net assets resulting from operations	230,271,767	(181,876,735)	35,214,260	(95,519,402)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(13,417,111)	(11,751,221)	(25,653,523)	(12,438,026)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	632,978,315	880,928,164	529,740,897	2,011,606,379
Cost of shares redeemed	(665,443,450)	(876,678,313)	(1,517,771,623)	(796,095,645)
Net increase (decrease) in net assets resulting from shareholder transactions	(32,465,135)	4,249,851	(988,030,726)	1,215,510,734
Total increase (decrease) in net assets	184,389,521	(189,378,105)	(978,469,989)	1,107,553,306

NET ASSETS:
Beginning of period	1,578,226,384	1,767,604,489	1,567,915,127	460,361,821
End of period	$1,762,615,905	$1,578,226,384	$589,445,138	$1,567,915,127

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	29,400,002	29,700,002	25,300,002	7,950,002
Shares sold	11,000,000	15,200,000	8,050,000	29,600,000
Shares redeemed	(11,900,000)	(15,500,000)	(24,700,000)	(12,250,000)
Shares outstanding, end of period	28,500,002	29,400,002	8,650,002	25,300,002
See Notes to Financial Statements

First Trust Technology AlphaDEX® Fund (FXL)		First Trust Utilities AlphaDEX® Fund (FXU)
Year Ended 7/31/2023	Year Ended 7/31/2022	Year Ended 7/31/2023	Year Ended 7/31/2022

$2,403,147	$5,019,606	$7,850,210	$5,320,667
(91,163,522)	252,346,513	8,776,912	(244,036)
247,503,716	(502,005,673)	(35,308,860)	24,546,526
158,743,341	(244,639,554)	(18,681,738)	29,623,157

(2,735,225)	(4,345,452)	(8,168,861)	(4,580,661)

74,597,705	89,100,450	162,348,780	225,477,669
(142,687,202)	(1,365,024,963)	(225,986,529)	(28,108,801)
(68,089,497)	(1,275,924,513)	(63,637,749)	197,368,868
87,918,619	(1,524,909,519)	(90,488,348)	222,411,364

1,143,164,046	2,668,073,565	396,557,742	174,146,378
$1,231,082,665	$1,143,164,046	$306,069,394	$396,557,742

10,955,000	21,255,000	11,550,002	5,650,002
750,000	700,000	4,850,000	6,800,000
(1,450,000)	(11,000,000)	(7,000,000)	(900,000)
10,255,000	10,955,000	9,400,002	11,550,002
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund
Sector Funds
Financial Highlights
For a share outstanding throughout each period

First Trust Consumer Discretionary AlphaDEX® Fund (FXD)

	Year Ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$49.57	$61.36	$39.70	$43.40	$42.42
Income from investment operations:
Net investment income (loss)	0.35 (a)	0.52	0.20	0.36	0.37
Net realized and unrealized gain (loss)	7.95	(11.78)	21.61	(3.61)	0.93
Total from investment operations	8.30	(11.26)	21.81	(3.25)	1.30
Distributions paid to shareholders from:
Net investment income	(0.46)	(0.53)	(0.15)	(0.45)	(0.32)
Net asset value, end of period	$57.41	$49.57	$61.36	$39.70	$43.40
Total return (b)	16.93%	(18.43)%	54.99%	(7.39)%	3.13%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,504,179	$394,117	$1,948,136	$948,948	$384,117
Ratio of total expenses to average net assets	0.61%	0.61%	0.61%	0.63%	0.64%
Ratio of net investment income (loss) to average net assets	0.71%	0.82%	0.38%	0.77%	0.90%
Portfolio turnover rate (c)	110%	76%	88%	115%	97%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund
Sector Funds
Financial Highlights (Continued)
For a share outstanding throughout each period

First Trust Consumer Staples AlphaDEX® Fund (FXG)

	Year Ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$63.79	$56.21	$48.76	$45.80	$46.50
Income from investment operations:
Net investment income (loss)	1.20 (a)	0.81	0.79	0.84	0.70
Net realized and unrealized gain (loss)	0.56	7.55	7.40	2.98	(0.32)
Total from investment operations	1.76	8.36	8.19	3.82	0.38
Distributions paid to shareholders from:
Net investment income	(1.18)	(0.78)	(0.74)	(0.86)	(1.08)
Net asset value, end of period	$64.37	$63.79	$56.21	$48.76	$45.80
Total return (b)	2.87%	14.95%	16.88%	8.46%	0.83%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$656,528	$650,653	$247,311	$258,429	$329,792
Ratio of total expenses to average net assets	0.63%	0.63%	0.64%	0.63%	0.64%
Ratio of net investment income (loss) to average net assets	1.92%	1.41%	1.43%	1.72%	1.51%
Portfolio turnover rate (c)	63%	88%	94%	113%	90%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund
Sector Funds
Financial Highlights (Continued)
For a share outstanding throughout each period

First Trust Energy AlphaDEX® Fund (FXN)

	Year Ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$16.80	$10.33	$6.54	$10.88	$17.10
Income from investment operations:
Net investment income (loss)	0.52 (a)	0.27	0.31	0.16	0.16
Net realized and unrealized gain (loss)	0.50 (b)	6.46	3.81	(4.31)	(6.25)
Total from investment operations	1.02	6.73	4.12	(4.15)	(6.09)
Distributions paid to shareholders from:
Net investment income	(0.57)	(0.26)	(0.33)	(0.19)	(0.13)
Net asset value, end of period	$17.25	$16.80	$10.33	$6.54	$10.88
Total return (c)	6.38%	65.76%	66.66%	(38.32)%	(35.77)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$567,687	$1,665,291	$328,966	$615,795	$122,374
Ratio of total expenses to average net assets	0.62%	0.61%	0.64%	0.64%	0.65%
Ratio of net investment income (loss) to average net assets	3.01%	2.34%	1.70%	2.39%	1.17%
Portfolio turnover rate (d)	58%	79%	71%	165%	99%

(a)	Based on average shares outstanding.
(b)
The per share amount does not correlate with the aggregate realized and unrealized gain (loss) due to the timing of the Fund share sales and repurchases in relation to market value fluctuation of the underlying investments.

(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund
Sector Funds
Financial Highlights (Continued)
For a share outstanding throughout each period

First Trust Financials AlphaDEX® Fund (FXO)

	Year Ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$41.48	$43.40	$25.87	$32.35	$32.04
Income from investment operations:
Net investment income (loss)	1.28 (a)	0.92	0.81	0.72	0.65
Net realized and unrealized gain (loss)	(0.05)	(1.97)	17.55	(6.37)	0.25
Total from investment operations	1.23	(1.05)	18.36	(5.65)	0.90
Distributions paid to shareholders from:
Net investment income	(1.22)	(0.87)	(0.83)	(0.83)	(0.59)
Net asset value, end of period	$41.49	$41.48	$43.40	$25.87	$32.35
Total return (b)	3.24%	(2.52)%	71.99%	(17.56)%	3.03%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$894,024	$1,171,738	$1,312,886	$538,172	$988,353
Ratio of total expenses to average net assets	0.62%	0.62%	0.61%	0.62%	0.63%
Ratio of net investment income (loss) to average net assets	3.06%	2.10%	2.25%	2.36%	2.06%
Portfolio turnover rate (c)	78%	64%	86%	90%	81%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund
Sector Funds
Financial Highlights (Continued)
For a share outstanding throughout each period

First Trust Health Care AlphaDEX® Fund (FXH)

	Year Ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$108.57	$122.03	$95.29	$77.62	$76.80
Income from investment operations:
Net investment income (loss)	0.21 (a)	0.13	(0.15)	0.01	(0.11)
Net realized and unrealized gain (loss)	(2.06)	(13.59)	26.89	17.66	0.93
Total from investment operations	(1.85)	(13.46)	26.74	17.67	0.82
Distributions paid to shareholders from:
Net investment income	(0.30)	—	—	—	—
Net asset value, end of period	$106.42	$108.57	$122.03	$95.29	$77.62
Total return (b)	(1.69)%	(11.03)%	28.08%	22.75%	1.07%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,521,820	$1,503,728	$1,604,748	$1,348,309	$1,183,740
Ratio of total expenses to average net assets	0.62%	0.61%	0.61%	0.61%	0.62%
Ratio of net investment income (loss) to average net assets	0.19%	0.12%	(0.14)%	0.01%	(0.11)%
Portfolio turnover rate (c)	94%	88%	103%	107%	123%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund
Sector Funds
Financial Highlights (Continued)
For a share outstanding throughout each period

First Trust Industrials/Producer Durables AlphaDEX® Fund (FXR)

	Year Ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$53.68	$59.52	$39.13	$42.49	$41.28
Income from investment operations:
Net investment income (loss)	0.45 (a)	0.42	0.33	0.58	0.30
Net realized and unrealized gain (loss)	8.18	(5.87)	20.42	(3.29)	1.17
Total from investment operations	8.63	(5.45)	20.75	(2.71)	1.47
Distributions paid to shareholders from:
Net investment income	(0.46)	(0.39)	(0.36)	(0.65)	(0.26)
Net asset value, end of period	$61.85	$53.68	$59.52	$39.13	$42.49
Total return (b)	16.23%	(9.16)%	53.21%	(6.30)%	3.67%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,762,616	$1,578,226	$1,767,604	$179,979	$378,173
Ratio of total expenses to average net assets	0.61%	0.61%	0.61%	0.64%	0.63%
Ratio of net investment income (loss) to average net assets	0.82%	0.74%	0.55%	1.30%	0.71%
Portfolio turnover rate (c)	81%	77%	91%	97%	79%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund
Sector Funds
Financial Highlights (Continued)
For a share outstanding throughout each period

First Trust Materials AlphaDEX® Fund (FXZ)

	Year Ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$61.97	$57.91	$35.85	$38.48	$43.31
Income from investment operations:
Net investment income (loss)	1.00 (a)	0.89	0.72	0.71	0.50
Net realized and unrealized gain (loss)	6.50	3.93 (b)	22.05	(2.57)	(4.88)
Total from investment operations	7.50	4.82	22.77	(1.86)	(4.38)
Distributions paid to shareholders from:
Net investment income	(1.33)	(0.76)	(0.71)	(0.77)	(0.45)
Net asset value, end of period	$68.14	$61.97	$57.91	$35.85	$38.48
Total return (c)	12.41%	8.37%	64.02%	(4.78)%	(10.08)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$589,445	$1,567,915	$460,362	$96,795	$167,369
Ratio of total expenses to average net assets	0.62%	0.61%	0.64%	0.67%	0.65%
Ratio of net investment income (loss) to average net assets	1.58%	1.69%	1.39%	1.95%	1.27%
Portfolio turnover rate (d)	35%	60%	77%	84%	82%

(a)	Based on average shares outstanding.
(b)
The per share amount does not correlate with the aggregate realized and unrealized gain (loss) due to the timing of the Fund share sales and repurchases in relation to market value fluctuation of the underlying investments.

(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund
Sector Funds
Financial Highlights (Continued)
For a share outstanding throughout each period

First Trust Technology AlphaDEX® Fund (FXL)

	Year Ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$104.35	$125.53	$89.44	$69.32	$56.54
Income from investment operations:
Net investment income (loss)	0.23 (a)	0.34	(0.06)	0.11	0.31
Net realized and unrealized gain (loss)	15.73	(21.21)	36.15	20.17	12.75
Total from investment operations	15.96	(20.87)	36.09	20.28	13.06
Distributions paid to shareholders from:
Net investment income	(0.26)	(0.31)	—	(0.16)	(0.28)
Net asset value, end of period	$120.05	$104.35	$125.53	$89.44	$69.32
Total return (b)	15.36%	(16.64)%	40.34%	29.33%	23.20%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,231,083	$1,143,164	$2,668,074	$2,205,109	$2,395,347
Ratio of total expenses to average net assets	0.62%	0.61%	0.61%	0.61%	0.61%
Ratio of net investment income (loss) to average net assets	0.23%	0.27%	(0.05)%	0.16%	0.50%
Portfolio turnover rate (c)	104%	91%	92%	110%	91%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund
Sector Funds
Financial Highlights (Continued)
For a share outstanding throughout each period

First Trust Utilities AlphaDEX® Fund (FXU)

	Year Ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$34.33	$30.82	$27.54	$28.87	$26.37
Income from investment operations:
Net investment income (loss)	0.70 (a)	0.69	0.68	1.05	0.63
Net realized and unrealized gain (loss)	(1.75)	3.47	3.32	(1.29)	2.43
Total from investment operations	(1.05)	4.16	4.00	(0.24)	3.06
Distributions paid to shareholders from:
Net investment income	(0.72)	(0.65)	(0.72)	(1.09)	(0.56)
Net asset value, end of period	$32.56	$34.33	$30.82	$27.54	$28.87
Total return (b)	(3.01)%	13.69%	14.80%	(0.70)%	11.71%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$306,069	$396,558	$174,146	$229,988	$1,349,541
Ratio of total expenses to average net assets	0.64%	0.64%	0.64%	0.62%	0.63%
Ratio of net investment income (loss) to average net assets	2.13%	2.22%	2.33%	2.42%	2.23%
Portfolio turnover rate (c)	46%	48%	38%	64%	60%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded AlphaDEX® Fund
Sector Funds
July 31, 2023
1. Organization
First Trust Exchange-Traded AlphaDEX® Fund (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on December 6, 2006, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of twenty exchange-traded funds considered either a Sector Fund or a Style Fund. This report covers the nine Sector Funds (each a “Fund” and collectively, the “Funds”) listed below. The shares of each Sector Fund are listed and traded on NYSE Arca, Inc.

First Trust Consumer Discretionary AlphaDEX® Fund – (ticker “FXD”)
First Trust Consumer Staples AlphaDEX® Fund – (ticker “FXG”)
First Trust Energy AlphaDEX® Fund – (ticker “FXN”)
First Trust Financials AlphaDEX® Fund – (ticker “FXO”)
First Trust Health Care AlphaDEX® Fund – (ticker “FXH”)
First Trust Industrials/Producer Durables AlphaDEX® Fund – (ticker “FXR”)
First Trust Materials AlphaDEX® Fund – (ticker “FXZ”)
First Trust Technology AlphaDEX® Fund – (ticker “FXL”)
First Trust Utilities AlphaDEX® Fund – (ticker “FXU”)
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.” The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the following indices:

Fund	Index
First Trust Consumer Discretionary AlphaDEX® Fund	StrataQuant® Consumer Discretionary Index(1)
First Trust Consumer Staples AlphaDEX® Fund	StrataQuant® Consumer Staples Index(1)
First Trust Energy AlphaDEX® Fund	StrataQuant® Energy Index(1)
First Trust Financials AlphaDEX® Fund	StrataQuant® Financials Index(1)
First Trust Health Care AlphaDEX® Fund	StrataQuant® Health Care Index(1)
First Trust Industrials/Producer Durables AlphaDEX® Fund	StrataQuant® Industrials Index(1)
First Trust Materials AlphaDEX® Fund	StrataQuant® Materials Index(1)
First Trust Technology AlphaDEX® Fund	StrataQuant® Technology Index(1)
First Trust Utilities AlphaDEX® Fund	StrataQuant® Utilities Index(1)

(1)
This index is developed, maintained and sponsored by ICE Data Indices, LLC or its affiliates (“IDI”), and licensed to First Trust
Portfolios L.P. (“FTP”), the distributor of the Trust, by IDI. IDI is a successor-in-interest to previous entities that maintained the index in NYSE Group, Inc. and American Stock Exchange LLC.

2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund
Sector Funds
July 31, 2023
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments.  Each Fund’s investments are valued as follows:
Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Shares of open-end funds are valued based on NAV per share.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Overnight repurchase agreements are valued at amortized cost when it represents the most appropriate reflection of fair market value.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
In addition, differences between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s corresponding index could result in a difference between a Fund’s performance and the performance of its underlying index.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund
Sector Funds
July 31, 2023
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of July 31, 2023, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Distributions received from a Fund’s investments in real estate investment trusts (“REITs”) may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Offsetting on the Statements of Assets and Liabilities
Offsetting Assets and Liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a Fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
This disclosure, if applicable, is included within each Fund’s Portfolio of Investments under the heading “Offsetting Assets and Liabilities.” For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
D. Securities Lending
The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund’s loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund
Sector Funds
July 31, 2023
value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.
Under the Funds’ Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. (“BBH”) acts as the Funds’ securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The fees received from the securities lending agent are accrued daily. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At July 31, 2023, only FXD, FXN, FXO, and FXL had securities in the securities lending program. During the fiscal year ended July 31, 2023, all the Funds participated in the securities lending program.
In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower’s default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.
E. Repurchase Agreements
Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.
MRAs govern transactions between a Fund and select counterparties. The MRAs contain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.
Repurchase agreements received for lending securities are collateralized by U.S. Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a Fund’s portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with the delay and enforcement of the MRA.
While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the fiscal year ended July 31, 2023, were received as collateral for lending securities.
F. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually. A Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund
Sector Funds
July 31, 2023
The tax character of distributions paid by each Fund during the fiscal year ended July 31, 2023 was as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Consumer Discretionary AlphaDEX® Fund	$4,813,851	$—	$—
First Trust Consumer Staples AlphaDEX® Fund	13,063,057	—	—
First Trust Energy AlphaDEX® Fund	40,310,566	—	—
First Trust Financials AlphaDEX® Fund	36,401,587	—	—
First Trust Health Care AlphaDEX® Fund	4,384,241	—	—
First Trust Industrials/Producer Durables AlphaDEX® Fund	13,417,111	—	—
First Trust Materials AlphaDEX® Fund	25,653,523	—	—
First Trust Technology AlphaDEX® Fund	2,735,225	—	—
First Trust Utilities AlphaDEX® Fund	8,168,861	—	—
The tax character of distributions paid by each Fund during the fiscal year ended July 31, 2022 was as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Consumer Discretionary AlphaDEX® Fund	$13,315,221	$—	$—
First Trust Consumer Staples AlphaDEX® Fund	4,675,407	—	—
First Trust Energy AlphaDEX® Fund	19,922,141	—	—
First Trust Financials AlphaDEX® Fund	28,346,142	—	—
First Trust Health Care AlphaDEX® Fund	—	—	—
First Trust Industrials/Producer Durables AlphaDEX® Fund	11,751,221	—	—
First Trust Materials AlphaDEX® Fund	12,438,026	—	—
First Trust Technology AlphaDEX® Fund	4,345,452	—	—
First Trust Utilities AlphaDEX® Fund	4,580,661	—	—
As of July 31, 2023, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust Consumer Discretionary AlphaDEX® Fund	$421,718	$(468,248,520)	$155,902,281
First Trust Consumer Staples AlphaDEX® Fund	1,067,475	(273,317,250)	19,532,663
First Trust Energy AlphaDEX® Fund	572,144	(517,973,838)	8,284,614
First Trust Financials AlphaDEX® Fund	3,445,116	(435,702,005)	(44,242,109)
First Trust Health Care AlphaDEX® Fund	12,215	(643,402,809)	79,181,916
First Trust Industrials/Producer Durables AlphaDEX® Fund	794,464	(412,619,937)	204,669,297
First Trust Materials AlphaDEX® Fund	992,414	(259,606,707)	(41,451,602)
First Trust Technology AlphaDEX® Fund	—	(730,916,415)	233,878,846
First Trust Utilities AlphaDEX® Fund	730,621	(201,998,346)	(10,735,832)
G. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund
Sector Funds
July 31, 2023
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2020, 2021, 2022, and 2023 remain open to federal and state audit. As of July 31, 2023, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At July 31, 2023, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the following table, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund’s shareholders.

Non-Expiring Capital Loss Carryforwards
First Trust Consumer Discretionary AlphaDEX® Fund	$468,248,520
First Trust Consumer Staples AlphaDEX® Fund	273,317,250
First Trust Energy AlphaDEX® Fund	517,973,838
First Trust Financials AlphaDEX® Fund	435,702,005
First Trust Health Care AlphaDEX® Fund	643,402,809
First Trust Industrials/Producer Durables AlphaDEX® Fund	412,619,937
First Trust Materials AlphaDEX® Fund	259,606,707
First Trust Technology AlphaDEX® Fund	730,916,415
First Trust Utilities AlphaDEX® Fund	201,998,346
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended July 31, 2023, the Funds had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended July 31, 2023, the adjustments for each Fund were as follows:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
First Trust Consumer Discretionary AlphaDEX® Fund	$—	$(9,547,690)	$9,547,690
First Trust Consumer Staples AlphaDEX® Fund	—	(22,599,705)	22,599,705
First Trust Energy AlphaDEX® Fund	—	(194,720,360)	194,720,360
First Trust Financials AlphaDEX® Fund	854,490	94,520,289	(95,374,779)
First Trust Health Care AlphaDEX® Fund	—	(42,163,398)	42,163,398
First Trust Industrials/Producer Durables AlphaDEX® Fund	—	(115,739,840)	115,739,840
First Trust Materials AlphaDEX® Fund	—	31,951,030	(31,951,030)
First Trust Technology AlphaDEX® Fund	332,078	(16,850,482)	16,518,404
First Trust Utilities AlphaDEX® Fund	—	(16,602,708)	16,602,708

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund
Sector Funds
July 31, 2023
As of July 31, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust Consumer Discretionary AlphaDEX® Fund	$1,353,179,462	$202,313,765	$(46,411,484)	$155,902,281
First Trust Consumer Staples AlphaDEX® Fund	636,789,322	52,859,236	(33,326,573)	19,532,663
First Trust Energy AlphaDEX® Fund	567,900,294	38,914,505	(30,629,891)	8,284,614
First Trust Financials AlphaDEX® Fund	981,404,334	51,742,204	(95,984,313)	(44,242,109)
First Trust Health Care AlphaDEX® Fund	1,443,268,953	176,115,372	(96,933,456)	79,181,916
First Trust Industrials/Producer Durables AlphaDEX® Fund	1,558,574,549	246,934,850	(42,265,553)	204,669,297
First Trust Materials AlphaDEX® Fund	631,262,089	29,469,600	(70,921,202)	(41,451,602)
First Trust Technology AlphaDEX® Fund	1,006,401,588	256,397,190	(22,518,344)	233,878,846
First Trust Utilities AlphaDEX® Fund	316,828,842	12,242,863	(22,978,695)	(10,735,832)
H. Expenses
Expenses that are directly related to one of the Funds are charged directly to the respective Fund. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund.
FTP has entered into licensing agreements with IDI for each of the Funds. The license agreements allow for the use by FTP of certain trademarks and trade names of IDI. The Funds and First Trust are sub-licensees to the license agreement. The Funds are required to pay licensing fees, which are shown on the Statements of Operations.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
Effective November 1, 2022, the management fee payable by each Fund to First Trust for these services will be reduced at certain levels of each Fund’s net assets (“breakpoints”) and calculated pursuant to the schedule below:

Breakpoints
Fund net assets up to and including $2.5 billion	0.5000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.4875%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.4750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.4625%
Fund net assets greater than $10 billion up to and including $15 billion	0.4500%
Fund net assets greater than $15 billion	0.4250%
Prior to November 1, 2022, First Trust was paid an annual management fee of 0.50% of each Fund’s average daily net assets.
The Trust and First Trust have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement (“Recovery Agreement”) in which First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and extraordinary expenses) exceed 0.70% of average daily net assets per year (the “Expense Cap”). The Expense Cap will be in effect until at least November 30, 2024. For the fiscal year ended July 31, 2023, there were no fees waived or expenses reimbursed by First Trust for these Funds.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund
Sector Funds
July 31, 2023
Prior to November 1, 2022, expenses reimbursed and fees waived by First Trust under the Recovery Agreement were subject to recovery by First Trust for up to three years from the date the fee or expense was incurred, but no reimbursement payment would be made by a Fund if it resulted in the Fund’s expenses exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation. These amounts would be included in “Expenses previously waived or reimbursed” on the Statements of Operations. Effective November 1, 2022, in connection with the introduction of breakpoints discussed above, First Trust has agreed to remove its ability to recover previous expenses borne and fees waived under the Recovery Agreement.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNYM”). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund’s assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended July 31, 2023, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
First Trust Consumer Discretionary AlphaDEX® Fund	$801,285,842	$800,474,588
First Trust Consumer Staples AlphaDEX® Fund	425,902,149	424,928,249
First Trust Energy AlphaDEX® Fund	758,310,950	755,279,295
First Trust Financials AlphaDEX® Fund	891,953,700	891,850,073
First Trust Health Care AlphaDEX® Fund	1,445,211,874	1,445,629,478
First Trust Industrials/Producer Durables AlphaDEX® Fund	1,280,192,168	1,278,382,321
First Trust Materials AlphaDEX® Fund	478,354,658	483,146,098
First Trust Technology AlphaDEX® Fund	1,111,441,170	1,110,081,738
First Trust Utilities AlphaDEX® Fund	170,435,004	169,576,878
For the fiscal year ended July 31, 2023, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

	Purchases	Sales
First Trust Consumer Discretionary AlphaDEX® Fund	$1,139,452,550	$225,393,144
First Trust Consumer Staples AlphaDEX® Fund	186,176,839	182,493,713
First Trust Energy AlphaDEX® Fund	609,982,951	1,676,517,783
First Trust Financials AlphaDEX® Fund	1,462,798,642	1,487,189,186
First Trust Health Care AlphaDEX® Fund	248,273,324	197,091,792
First Trust Industrials/Producer Durables AlphaDEX® Fund	632,276,041	665,034,173
First Trust Materials AlphaDEX® Fund	528,961,802	1,514,292,835
First Trust Technology AlphaDEX® Fund	74,566,772	142,553,741
First Trust Utilities AlphaDEX® Fund	161,967,395	225,330,816

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund
Sector Funds
July 31, 2023
5. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process:the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse FTP, the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before November 30, 2024.
7. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded AlphaDEX® Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust Consumer Discretionary AlphaDEX® Fund, First Trust Consumer Staples AlphaDEX® Fund, First Trust Energy AlphaDEX® Fund, First Trust Financials AlphaDEX® Fund, First Trust Health Care AlphaDEX® Fund, First Trust Industrials/Producer Durables AlphaDEX® Fund, First Trust Materials AlphaDEX® Fund, First Trust Technology AlphaDEX® Fund, and First Trust Utilities AlphaDEX® Fund (the “Funds”), each a series of the First Trust Exchange-Traded AlphaDEX® Fund, including the portfolios of investments, as of July 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois
September 22, 2023
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded AlphaDEX® Fund
Sector Funds
July 31, 2023 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended July 31, 2023, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends Received Deduction
First Trust Consumer Discretionary AlphaDEX® Fund	100.00%
First Trust Consumer Staples AlphaDEX® Fund	100.00%
First Trust Energy AlphaDEX® Fund	100.00%
First Trust Financials AlphaDEX® Fund	83.68%
First Trust Health Care AlphaDEX® Fund	100.00%
First Trust Industrials/Producer Durables AlphaDEX® Fund	100.00%
First Trust Materials AlphaDEX® Fund	100.00%
First Trust Technology AlphaDEX® Fund	100.00%
First Trust Utilities AlphaDEX® Fund	100.00%
For the taxable year ended July 31, 2023, the following percentages of income dividend paid by the Funds are hereby designated as qualified dividend income:

Qualified Dividend Income
First Trust Consumer Discretionary AlphaDEX® Fund	100.00%
First Trust Consumer Staples AlphaDEX® Fund	100.00%
First Trust Energy AlphaDEX® Fund	100.00%
First Trust Financials AlphaDEX® Fund	83.68%
First Trust Health Care AlphaDEX® Fund	100.00%
First Trust Industrials/Producer Durables AlphaDEX® Fund	100.00%
First Trust Materials AlphaDEX® Fund	100.00%
First Trust Technology AlphaDEX® Fund	100.00%
First Trust Utilities AlphaDEX® Fund	100.00%
A portion of each of the Funds’ 2023 ordinary dividends (including short-term capital gains) paid to its shareholders during the fiscal year ended July 31, 2023, may be eligible for the Qualified Business Income Deduction (QBI) under the Internal Revenue Code of 1986, as amended, Section 199A for the aggregate dividends each Fund received from the underlying Real Estate Investment Trusts (REITs) these Funds invest in.

Additional Information (Continued)
First Trust Exchange-Traded AlphaDEX® Fund
Sector Funds
July 31, 2023 (Unaudited)
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

Additional Information (Continued)
First Trust Exchange-Traded AlphaDEX® Fund
Sector Funds
July 31, 2023 (Unaudited)
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions,

Additional Information (Continued)
First Trust Exchange-Traded AlphaDEX® Fund
Sector Funds
July 31, 2023 (Unaudited)
political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to:possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
NOT FDIC INSURED  NOT BANK GUARANTEED  MAY LOSE VALUE

Additional Information (Continued)
First Trust Exchange-Traded AlphaDEX® Fund
Sector Funds
July 31, 2023 (Unaudited)
Remuneration
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of the First Trust Exchange-Traded AlphaDEX® Fund funds it manages (the “Funds”) in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2022, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $4,970,466. This figure is comprised of $192,688 paid (or to be paid) in fixed compensation and $4,777,778 paid (or to be paid) in variable compensation. There were a total of 24 beneficiaries of the remuneration described above. Those amounts include $2,621,438 paid (or to be paid) to senior management of First Trust Advisors L.P. and $2,349,028 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Funds.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.
Advisory Agreement
Board Considerations Regarding Approval of the Continuation of the Investment Management Agreement
The Board of Trustees of First Trust Exchange-Traded AlphaDEX® Fund (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the following series of the Trust (each a “Fund” and collectively, the “Funds”):

First Trust Consumer Discretionary AlphaDEX® Fund (FXD)
First Trust Consumer Staples AlphaDEX® Fund (FXG)
First Trust Energy AlphaDEX® Fund (FXN)
First Trust Financials AlphaDEX® Fund (FXO)
First Trust Health Care AlphaDEX® Fund (FXH)
First Trust Industrials/Producer Durables AlphaDEX® Fund (FXR)
First Trust Materials AlphaDEX® Fund (FXZ)
First Trust Technology AlphaDEX® Fund (FXL)
First Trust Utilities AlphaDEX® Fund (FXU)

Additional Information (Continued)
First Trust Exchange-Traded AlphaDEX® Fund
Sector Funds
July 31, 2023 (Unaudited)
The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2024 at a meeting held on June 4–5, 2023.  The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  At meetings held on April 17, 2023 and June 4–5, 2023, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined:the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program.  The Board reviewed initial materials with the Advisor at the meeting held on April 17, 2023, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor.  Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 4–5, 2023 meeting, as well as at the June meeting.  The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund’s perspective.  The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement.  The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund’s advisory fee.
In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement.  The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services.  In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions.  The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds.  Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 17, 2023 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective, policies and restrictions.
The Board considered the advisory fee rate schedule payable by each Fund under the Agreement for the services provided.  The Board considered that the Advisor agreed to extend the current expense cap for each Fund through November 30, 2024.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable.  Because each Fund’s Expense Group included peer funds that pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point.  Based on the information provided, the Board noted that the total (net) expense ratio for each Fund was above the median total (net) expense ratio of the peer funds in its respective Expense Group.  With respect to the Expense Groups, the Board, at the April 17, 2023 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor

Additional Information (Continued)
First Trust Exchange-Traded AlphaDEX® Fund
Sector Funds
July 31, 2023 (Unaudited)
limitations in creating peer groups for index ETFs, including differences in underlying indexes and index-tracking methodologies that can result in greater management complexities across seemingly comparable ETFs, and different business models that may affect the pricing of services among ETF sponsors.  The Board took these limitations and differences into account in considering the peer data.  With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability.  In considering the advisory fee rate schedules overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund.  The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds.  The Board determined that this process continues to be effective for reviewing each Fund’s performance.  The Board received and reviewed information for periods ended December 31, 2022 regarding the performance of each Fund’s underlying index, the correlation between each Fund’s performance and that of its underlying index, each Fund’s tracking difference and each Fund’s excess return as compared to its benchmark index.  The Board considered the Advisor’s explanations of how the AlphaDEX® stock selection methodology impacts Fund performance in various market environments, and the Advisor’s statement that AlphaDEX® is designed to provide long-term outperformance.  Based on the information provided and its ongoing review of performance, the Board concluded that each Fund was correlated to its underlying index and that the tracking difference for each Fund was within a reasonable range.  In addition, the Board reviewed data prepared by Broadridge comparing each Fund’s performance to that of its respective Performance Universe and to that of a broad-based benchmark index and noted the Advisor’s discussion of FXN’s performance at the April 17, 2023 meeting.  However, given each Fund’s objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of correlation and tracking difference.
On the basis of all the information provided on the fees, expenses and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the advisory fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds at current asset levels and whether the Funds may benefit from any economies of scale.  The Board noted that the advisory fee rate schedule for each Fund includes breakpoints pursuant to which the advisory fee rate will be reduced as assets of the Fund meet certain thresholds.  The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Funds will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff.  The Board concluded that the advisory fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels.  The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2022 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds.  The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds.  The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of each Fund.  No single factor was determinative in the Board’s analysis.
Liquidity Risk Management Program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the “Program”) reasonably designed to assess and manage the funds’ liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. The Board of Trustees of the First Trust Funds has appointed First Trust Advisors, L.P. (the “Advisor”) as the person designated to administer the

Additional Information (Continued)
First Trust Exchange-Traded AlphaDEX® Fund
Sector Funds
July 31, 2023 (Unaudited)
Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee (the “Liquidity Committee”).
Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund’s portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds’ holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund’s net assets and establishes policies and procedures regarding redemptions in kind.
At the April 17, 2023 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from March 17, 2022 through the Liquidity Committee’s annual meeting held on March 23, 2023 and assessed the Program’s adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Funds primarily hold assets that are highly liquid investments, the Funds have not adopted any highly liquid investment minimums.
As stated in the written report, during the review period, two funds breached the 15% limitation on illiquid investments for one day each, as a result of an unscheduled week-long closure of the stock exchange in Istanbul following devastating earthquakes in February, causing all Turkish equities to be re-classified as “illiquid” for one day. Each fund filed a Form N-RN on the day after the breach occurred, and one day later after the breach was cured. No fund with a highly liquid investment minimum breached that minimum during the reporting period. The Advisor concluded that each fund’s investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.
Board of Trustees
Effective September 10, 2023, the exchange-traded funds, closed-end funds, mutual funds and variable insurance funds (collectively, the “Funds”) advised by First Trust Advisors L.P. (“FTA”) announced the appointment of Ms. Bronwyn Wright as a Trustee of all Funds except the exchange-traded funds included in the First Trust Exchange-Traded Fund and the First Trust Dynamic Europe Equity Income Fund, a closed-end fund. Ms. Wright has acted as an independent director to a number of Irish collective investment funds since 2009. Ms. Wright is a former Managing Director of Citibank Europe plc and Head of Securities and Fund Services for Citi Ireland. In these positions, she was responsible for the management and strategic direction of Citi Ireland's securities and fund services business which included funds, custody, security finance/lending and global agency and trust. She also had responsibility for leading, managing and growing the Trustee, Custodian and Depositary business in Ireland, the United Kingdom, Luxembourg, Jersey and Cayman.

Board of Trustees and Officers
First Trust Exchange-Traded AlphaDEX® Fund
July 31, 2023 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.

Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician, Edward-Elmhurst Medical Group; Physician and Officer, Wheaton Orthopedics (1990 to 2021)	238	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investors Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	238
Director, National Futures
Association and ADMIS
Singapore Ltd.; Formerly,
Director of ADM Investor
Services, Inc., ADM Investor
Services International,
ADMIS Hong Kong Ltd., and
Futures Industry Association

Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	238
Director and Board Chair of
Advocate Home Health
Services, Advocate Home
Care Products and Advocate
Hospice; Director and Board
Chair of Aurora At Home
(since 2018); Director of
Advocate Physician Partners
Accountable Care
Organization; Director of
RML Long Term Acute Care
Hospitals; Director of Senior
Helpers (since 2021); and
Director of MobileHelp
(since 2022)

Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	238	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	238	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee, Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P., Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	238	None

(1)
Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded AlphaDEX® Fund
July 31, 2023 (Unaudited)

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016
Managing Director and Chief Financial Officer, First Trust
Advisors L.P. and First Trust Portfolios L.P.; Chief Financial
Officer, BondWave LLC (Software Development Company) and
Stonebridge Advisors LLC (Investment Advisor)

Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023
Senior Vice President, First Trust Advisors L.P. and First Trust
Portfolios L.P., July 2021 - present. Previously, Vice President,
First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 -
2021.

W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Chief Compliance Officer Since January 2011 • Assistant Secretary Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.

(2)
The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Exchange-Traded AlphaDEX® Fund
July 31, 2023 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•  Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•  Information about your transactions with us, our affiliates or others;
•  Information we receive from your inquiries by mail, e-mail or telephone; and
•  Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•  In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•  We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2023

First Trust Exchange-Traded AlphaDEX® Fund
Sector Funds
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

First Trust Exchange-Traded AlphaDEX® Fund
Annual Report
July 31, 2023
AlphaDEX® Style Funds
First Trust Large Cap Core AlphaDEX® Fund (FEX)
First Trust Mid Cap Core AlphaDEX® Fund (FNX)
First Trust Small Cap Core AlphaDEX® Fund (FYX)
First Trust Large Cap Value AlphaDEX® Fund (FTA)
First Trust Large Cap Growth AlphaDEX® Fund (FTC)
First Trust Multi Cap Value AlphaDEX® Fund (FAB)
First Trust Multi Cap Growth AlphaDEX® Fund (FAD)
First Trust Mid Cap Value AlphaDEX® Fund (FNK)
First Trust Mid Cap Growth AlphaDEX® Fund (FNY)
First Trust Small Cap Value AlphaDEX® Fund (FYT)
First Trust Small Cap Growth AlphaDEX® Fund (FYC)

AlphaDEX® is a registered trademark of First Trust Portfolios L.P.

Table of Contents
First Trust Exchange-Traded AlphaDEX® Fund
Style Funds
Annual Report
July 31, 2023

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded AlphaDEX® Fund (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, as the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that:informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded AlphaDEX® Fund
Annual Letter from the Chairman and CEO
July 31, 2023
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the Style Funds of the First Trust Exchange-Traded AlphaDEX® Fund (the “Funds”), which contains detailed information about the Funds for the twelve months ended July 31, 2023.
In a widely unexpected announcement, Fitch Ratings (“Fitch”), a provider of credit ratings, commentary, and research, downgraded the credit rating of the United States government from its highest rating of AAA to its second-highest rating of AA+ on August 1, 2023. The move marks the first time the U.S. government’s credit rating has been downgraded since 2011. Fitch cited the heightened potential of a near-term economic recession in the U.S. as well as the rising interest burden of government debt as two factors that contributed to their decision to implement the downgrade. We will leave it to the pundits to debate whether the downgrade was warranted or not. What we would like to see is a reduction in government spending. As of June 30, 2023, the U.S. government’s deficit stood at $1.39 trillion, already above the 2022 full year deficit of $1.37 trillion, according to Brian Wesbury, Chief Economist at First Trust. As Fitch noted in the press release of its downgrade, the interest burden on U.S. government debt, among other factors, is expected to catapult the general government deficit to 6.3% of gross domestic product (“GDP”) in 2023, up from 3.7% in 2022.
The Federal Reserve (the “Fed”) has made significant progress in its battle with rising prices. Inflation, as measured by the twelve-month trailing rate on the Consumer Price Index (“CPI”), stood at 3.2% on July 31, 2023, down significantly from its most recent high of 9.1% set on June 30, 2022, but up from 3.0% on June 30, 2023. While a reduction in the CPI is welcome, the metric remains well-above the Fed’s goal of 2.0%. Should the CPI remain stubbornly high, it may prompt further increases to the Federal Funds target rate over the coming months, which could hamper economic growth, in our opinion. That said, U.S. GDP has remained resilient, growing over each of the last four quarters (through June 30, 2023).
Whether the U.S. can avoid an economic recession over the coming months remains to be seen. As mentioned above, despite tighter monetary policy, the U.S. economy posted positive changes to GDP over each of the last four quarters. We continue to hope for a “soft landing,” but also keep our eyes fixated on the data.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Market Overview
First Trust Exchange-Traded AlphaDEX® Fund
Annual Report
July 31, 2023
Robert F. Carey, CFA
Senior Vice President and Chief Market Strategist
First Trust Advisors L.P.
Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has more than 30 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst (“CFA”) designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service and Registered Rep.
State of the U.S./Global Economy
A new bull market was ushered in when the S&P 500® Index (the “Index”) closed at 4,293.93 on June 8, 2023, 20.04% above its most recent low of 3,577.03 which occurred on October 12, 2022. Driven by developments in Artificial Intelligence and a myriad of positive economic data, the Index has had an exceptional year so far in 2023. That said, the Federal Reserve (the “Fed”) continues to battle stubbornly high inflation. Inflation, as measured by the 12-month change in the rate of the Consumer Price Index, stood at 3.2% on July 31, 2023, up from 3.0% on June 30, 2023, and 1.2 percentage points higher than the Fed’s 2.0% goal rate for the metric. Suffice it to say, inflation is not just a domestic issue. Ten of the eleven countries that comprise the so-called “Group of Ten” reported headline inflation numbers greater than their target rates in August 2023, with Switzerland being the only outlier. As many investors may know, the Fed has been working on orchestrating a “soft landing” for the U.S. economy, raising interest rates just enough to quell inflation, but not so high as to cause an economic recession. Soft landings have been very difficult to engineer. Since its inception, the Fed has only been able to pull off a soft landing once.
The latest global growth forecast from the International Monetary Fund (“IMF”) released in July 2023 sees real gross domestic product (“GDP”) rising by 3.0% worldwide in 2023, down from 3.5% in 2022. In the U.S., the IMF forecasts real GDP could grow by 1.8% in 2023, down from 2.1% in 2022. The IMF notes that July’s U.S. real GDP figure reflects resilient consumer consumption in the first quarter of the year, a trend they are quick to note is not likely to last. In 2024, the IMF estimates that U.S. real GDP could fall to just 1.0%. Overall, Advanced Economies are projected to register a 1.5% growth rate in 2023, before declining to 1.4% in 2024. Emerging Market and Developing Economies are projected to grow faster than Advanced Economies. The IMF estimates their growth rate to register 4.0% and 4.1% in 2023 and 2024, respectively.
ETFGI, an independent research and consultancy firm, reported that total assets invested in exchange-traded funds (“ETFs”) and related exchange-traded products (“ETPs”) listed globally stood at a record $10.51 trillion on June 30, 2023 (most recent data), according to its own release. Net inflows to ETFs/ETPs listed globally totaled $376.19 billion in the first six months of 2023. June marked the 49th consecutive month of net inflows into the category. Equity ETFs reported $162.77 billion in net inflows year-to-date (“YTD”) through June 30, 2023, significantly lower than the $277.33 billion in net inflows over the same period last year. Fixed income ETFs saw net inflows of $142.01 billion YTD, higher than the $84.47 billion in net inflows over the same period last year.
Style/Equity Investing
For the 12-month period ended July 31, 2023, the Index posted a total return of 13.02%, according to data from Bloomberg. Value stocks significantly outperformed growth stocks over the period. The S&P 500® Value Index posted a total return of 17.16%, compared to 8.00% for the S&P 500® Growth Index. The S&P MidCap 400® Index posted a total return of 10.47% for the same period. The S&P MidCap 400® Value Index posted a total return of 10.96%, compared to 9.81% for the S&P MidCap 400® Growth Index. The S&P SmallCap 600® Index posted a total return of 5.26% over the same period. As was the case with the other two market caps, value stocks outperformed growth stocks. The S&P SmallCap 600® Value Index posted a total return of 6.26% compared to 4.07% for the S&P SmallCap 600® Growth Index over the period.

Fund Performance Overview (Unaudited)
First Trust Large Cap Core AlphaDEX® Fund (FEX)
The First Trust Large Cap Core AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq AlphaDEX® Large Cap Core Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Index. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “FEX.”
The Index is owned, developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider”). According to the Index Provider, the Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq US 500 Large CapTM Index that may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 7/31/23	5 Years Ended 7/31/23	10 Years Ended 7/31/23	Inception (5/8/07) to 7/31/23	5 Years Ended 7/31/23	10 Years Ended 7/31/23	Inception (5/8/07) to 7/31/23
Fund Performance
NAV	8.86%	9.02%	10.38%	8.15%	54.02%	168.59%	256.77%
Market Price	8.86%	9.02%	10.38%	8.15%	53.99%	168.47%	256.87%
Index Performance
Nasdaq AlphaDEX® Large Cap Core Index(1)	9.50%	9.68%	N/A	N/A	58.74%	N/A	N/A
Nasdaq US 500 Large CapTM Index(1)	13.13%	12.15%	N/A	N/A	77.46%	N/A	N/A
S&P 500® Index	13.02%	12.20%	12.66%	9.28%	77.78%	229.36%	321.99%

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
(See Notes to Fund Performance Overview on page 26.)
Performance Review
The Fund generated a net asset value (“NAV”) return of 8.86% during the period covered by this report. During the same period, the S&P 500® Index (the “Benchmark”) generated a return of 13.02%. During the period covered by this report, the Fund allocated 15.2% to the Financials sector, the largest allocation during the period. The 14.7% allocation to the Industrial sector contributed 2.9% to the Fund’s return, the greatest contribution of any sector. The least contributing sector to the Fund’s return came from the Real Estate sector, which contributed -0.3% during the period.

Nasdaq® and the Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Large Cap Core AlphaDEX® Fund (FEX) (Continued)

Sector Allocation	% of Total Long-Term Investments
Industrials	18.0%
Information Technology	17.8
Financials	16.3
Consumer Discretionary	9.8
Health Care	7.4
Utilities	7.2
Materials	6.7
Energy	5.4
Consumer Staples	4.9
Real Estate	3.3
Communication Services	3.2
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
KeyCorp	0.6%
Palantir Technologies, Inc., Class A	0.6
Citizens Financial Group, Inc.	0.5
Ovintiv, Inc.	0.5
Phillips 66	0.5
Mosaic (The) Co.	0.5
Packaging Corp. of America	0.5
MGM Resorts International	0.5
Bunge Ltd.	0.5
Westlake Corp.	0.5
Total	5.2%

Performance of a $10,000 Initial Investment
July 31, 2013 - July 31, 2023
$40,000
$30,000
$20,000
$10,000
$0
$32,936
$26,859
7/31/13
1/31/14
7/31/14
1/31/15
7/31/15
1/31/16
7/31/16
1/31/17
7/31/17
1/31/18
7/31/18
1/31/19
7/31/19
1/31/20
7/31/20
1/31/21
7/31/21
1/31/22
7/31/22
1/31/23
7/31/23
First Trust Large Cap Core AlphaDEX® Fund
S&P 500® Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Mid Cap Core AlphaDEX® Fund (FNX)
The First Trust Mid Cap Core AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq AlphaDEX® Mid Cap Core Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Index. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “FNX.”
The Index is owned, developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider”). According to the Index Provider, the Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq US 600 Mid CapTM Index that may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 7/31/23	5 Years Ended 7/31/23	10 Years Ended 7/31/23	Inception (5/8/07) to 7/31/23	5 Years Ended 7/31/23	10 Years Ended 7/31/23	Inception (5/8/07) to 7/31/23
Fund Performance
NAV	10.70%	8.98%	9.57%	8.74%	53.74%	149.46%	289.69%
Market Price	10.71%	9.01%	9.57%	8.74%	53.91%	149.38%	289.75%
Index Performance
Nasdaq AlphaDEX® Mid Cap Core Index(1)	11.38%	9.67%	N/A	N/A	58.66%	N/A	N/A
Nasdaq US 600 Mid CapTM Index(1)	9.81%	7.48%	N/A	N/A	43.41%	N/A	N/A
S&P MidCap 400® Index	10.47%	8.28%	9.99%	8.79%	48.87%	159.22%	292.77%

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
(See Notes to Fund Performance Overview on page 26.)
Performance Review
The Fund generated a NAV return of 10.7% during the period covered by this report. During the same period, the S&P MidCap 400® Index (the “Benchmark”) generated a return of 10.47%. During the period covered by this report, the Industrials sector received the largest allocation within the Fund at a weight of 19.6%. This sector also generated the largest contribution to the Fund’s return at 4.6%. The least contributing sector to the Fund’s return during the period was the Communication Services sector, which generated a -0.7% contribution to the Fund’s return.

Nasdaq® and the Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Mid Cap Core AlphaDEX® Fund (FNX) (Continued)

Sector Allocation	% of Total Long-Term Investments
Industrials	21.3%
Financials	19.3
Consumer Discretionary	17.6
Information Technology	10.6
Energy	6.4
Health Care	6.3
Materials	6.3
Real Estate	3.8
Consumer Staples	3.7
Utilities	2.4
Communication Services	2.3
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Western Alliance Bancorp	0.5%
SoFi Technologies, Inc.	0.5
Super Micro Computer, Inc.	0.5
Weatherford International PLC	0.4
Saia, Inc.	0.4
New York Community Bancorp, Inc.	0.4
Signet Jewelers Ltd.	0.4
Ryder System, Inc.	0.4
DISH Network Corp., Class A	0.4
DraftKings, Inc., Class A	0.4
Total	4.3%

Performance of a $10,000 Initial Investment
July 31, 2013 - July 31, 2023
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$25,922
$24,946
7/31/13
1/31/14
7/31/14
1/31/15
7/31/15
1/31/16
7/31/16
1/31/17
7/31/17
1/31/18
7/31/18
1/31/19
7/31/19
1/31/20
7/31/20
1/31/21
7/31/21
1/31/22
7/31/22
1/31/23
7/31/23
First Trust Mid Cap Core AlphaDEX® Fund
S&P MidCap 400® Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Small Cap Core AlphaDEX® Fund (FYX)
The First Trust Small Cap Core AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq AlphaDEX® Small Cap Core Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Index. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “FYX.”
The Index is owned, developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider”). According to the Index Provider, the Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq US 700 Small CapTM Index that may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 7/31/23	5 Years Ended 7/31/23	10 Years Ended 7/31/23	Inception (5/8/07) to 7/31/23	5 Years Ended 7/31/23	10 Years Ended 7/31/23	Inception (5/8/07) to 7/31/23
Fund Performance
NAV	6.16%	6.89%	8.64%	7.67%	39.55%	129.09%	231.92%
Market Price	6.21%	6.90%	8.64%	7.67%	39.61%	129.11%	231.97%
Index Performance
Nasdaq AlphaDEX® Small Cap Core Index(1)	6.88%	7.62%	N/A	N/A	44.35%	N/A	N/A
Nasdaq US 700 Small CapTM Index(1)	8.21%	6.32%	N/A	N/A	35.88%	N/A	N/A
S&P SmallCap 600® Index	5.26%	5.70%	9.67%	8.40%	31.92%	151.73%	270.23%

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
(See Notes to Fund Performance Overview on page 26.)
Performance Review
The Fund generated a NAV return of 6.16% during the period covered by this report. During the same period, the S&P SmallCap 600® Index (the “Benchmark”) generated a return of 5.26%. The Fund allocated the greatest weight to the Financials sector. Investments in this sector received an allocation of 20.1%. This sector and the Real Estate sector each contributed -0.9% to the Fund’s return, which were the greatest drags of any sector. The Consumer Discretionary sector generated a 3.1% contribution to the Fund’s return, which was the greatest of any sector.

Nasdaq® and the Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Small Cap Core AlphaDEX® Fund (FYX) (Continued)

Sector Allocation	% of Total Long-Term Investments
Financials	23.7%
Industrials	16.4
Consumer Discretionary	13.3
Health Care	9.1
Information Technology	8.7
Energy	7.6
Real Estate	7.5
Consumer Staples	4.8
Materials	4.4
Communication Services	3.3
Utilities	1.2
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Sphere Entertainment Co.	0.5%
Hudson Pacific Properties, Inc.	0.4
Bread Financial Holdings, Inc.	0.4
MillerKnoll, Inc.	0.4
Eagle Bancorp, Inc.	0.4
Hope Bancorp, Inc.	0.4
Opendoor Technologies, Inc.	0.4
Dime Community Bancshares, Inc.	0.4
Heartland Financial USA, Inc.	0.4
Rocket Lab USA, Inc.	0.4
Total	4.1%

Performance of a $10,000 Initial Investment
July 31, 2013 - July 31, 2023

$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
7/31/13
1/31/14
7/31/14
1/31/15
7/31/15
1/31/16
7/31/16
1/31/17
7/31/17
1/31/18
7/31/18
1/31/19
7/31/19
1/31/20
7/31/20
1/31/21
7/31/21
1/31/22
7/31/22
1/31/23
7/31/23
$25,173
$22,909
First Trust Small Cap Core AlphaDEX® Fund
S&P SmallCap 600® Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Large Cap Value AlphaDEX® Fund (FTA)
The First Trust Large Cap Value AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq AlphaDEX® Large Cap Value Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Index. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “FTA.”
The Index is owned, developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider”). According to the Index Provider, the Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq US 500 Large Cap ValueTM Index that may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 7/31/23	5 Years Ended 7/31/23	10 Years Ended 7/31/23	Inception (5/8/07) to 7/31/23	5 Years Ended 7/31/23	10 Years Ended 7/31/23	Inception (5/8/07) to 7/31/23
Fund Performance
NAV	8.90%	7.57%	8.76%	7.33%	44.05%	131.60%	215.08%
Market Price	8.90%	7.56%	8.75%	7.33%	43.97%	131.41%	215.06%
Index Performance
Nasdaq AlphaDEX® Large Cap Value Index(1)	9.57%	8.24%	N/A	N/A	48.61%	N/A	N/A
Nasdaq US 500 Large Cap ValueTM Index(1)	11.59%	10.29%	N/A	N/A	63.21%	N/A	N/A
S&P 500® Index	13.02%	12.20%	12.66%	9.28%	77.78%	229.36%	321.99%
S&P 500® Value Index	17.16%	10.44%	10.33%	7.13%	64.29%	167.32%	205.97%

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
(See Notes to Fund Performance Overview on page 26.)
Performance Review
The Fund generated a NAV return of 8.90% during the period covered by this report. During the same period, the S&P 500® Value Index (the “Benchmark”) generated a return of 17.16%. During the period covered by this report, the Fund’s largest allocation was to the Financials sector with a weight of 23.8%. The Industrials sector generated the largest contribution to the Fund’s return at 2.4%. The Fund’s only negative contributing sectors for the period were the Real Estate and Utilities sectors, with each generating a contribution between 0.0% and -0.1% to the Fund’s return.

Nasdaq® and the Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Large Cap Value AlphaDEX® Fund (FTA) (Continued)

Sector Allocation	% of Total Long-Term Investments
Financials	24.9%
Industrials	12.8
Utilities	12.4
Materials	9.1
Health Care	7.7
Consumer Staples	7.5
Consumer Discretionary	6.8
Information Technology	6.0
Energy	4.9
Communication Services	4.7
Real Estate	3.2
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
KeyCorp	1.1%
Citizens Financial Group, Inc.	1.1
Ovintiv, Inc.	1.0
Phillips 66	1.0
Mosaic (The) Co.	1.0
Packaging Corp. of America	1.0
Bunge Ltd.	1.0
Westlake Corp.	1.0
Regions Financial Corp.	1.0
Marathon Oil Corp.	1.0
Total	10.2%

Performance of a $10,000 Initial Investment
July 31, 2013 - July 31, 2023

$40,000
$30,000
$20,000
$10,000
$0
$32,936
$26,732
$23,160
7/31/13
1/31/14
7/31/14
1/31/15
7/31/15
1/31/16
7/31/16
1/31/17
7/31/17
1/31/18
7/31/18
1/31/19
7/31/19
1/31/20
7/31/20
1/31/21
7/31/21
1/31/22
7/31/22
1/31/23
7/31/23
First Trust Large Cap Value AlphaDEX® Fund
S&P 500® Index
S&P 500® Value Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Large Cap Growth AlphaDEX® Fund (FTC)
The First Trust Large Cap Growth AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq AlphaDEX® Large Cap Growth Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Index. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “FTC.”
The Index is owned, developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider”). According to the Index Provider, the Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq US 500 Large Cap GrowthTM Index that may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 7/31/23	5 Years Ended 7/31/23	10 Years Ended 7/31/23	Inception (5/8/07) to 7/31/23	5 Years Ended 7/31/23	10 Years Ended 7/31/23	Inception (5/8/07) to 7/31/23
Fund Performance
NAV	8.71%	9.86%	11.77%	8.62%	60.00%	204.21%	282.73%
Market Price	8.59%	9.82%	11.76%	8.62%	59.75%	203.88%	282.42%
Index Performance
Nasdaq AlphaDEX® Large Cap Growth Index(1)	9.36%	10.51%	N/A	N/A	64.79%	N/A	N/A
Nasdaq US 500 Large Cap GrowthTM Index(1)	14.26%	13.71%	N/A	N/A	90.12%	N/A	N/A
S&P 500® Index	13.02%	12.20%	12.66%	9.28%	77.78%	229.36%	321.99%
S&P 500® Growth Index	8.00%	12.92%	14.27%	10.98%	83.62%	279.50%	442.10%

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
(See Notes to Fund Performance Overview on page 26.)
Performance Review
The Fund generated a NAV return of 8.71% during the period covered by this report. During the same period, the S&P 500® Growth Index (the “Benchmark”) generated a return of 8.00%. During the period covered by this report, the Fund allocated 20.4% to the Information Technology sector, which was the largest sector weight for the Fund, as well as the greatest contribution to the Fund’s return with a 5.0% contribution. The Fund’s allocation to the Real Estate sector was the most negative contributor with a -1.0% contribution to the Fund’s return for the period.

Nasdaq® and the Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Large Cap Growth AlphaDEX® Fund (FTC) (Continued)

Sector Allocation	% of Total Long-Term Investments
Information Technology	30.1%
Industrials	22.4
Consumer Discretionary	12.9
Financials	7.6
Energy	7.0
Health Care	7.0
Materials	4.5
Real Estate	3.2
Consumer Staples	2.0
Utilities	1.8
Communication Services	1.5
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Palantir Technologies, Inc., Class A	1.1%
MGM Resorts International	1.0
Uber Technologies, Inc.	1.0
ON Semiconductor Corp.	1.0
Lam Research Corp.	1.0
Booking Holdings, Inc.	1.0
Marriott International, Inc., Class A	1.0
HubSpot, Inc.	1.0
NXP Semiconductors N.V.	1.0
Reliance Steel & Aluminum Co.	0.9
Total	10.0%

Performance of a $10,000 Initial Investment
July 31, 2013 - July 31, 2023

$40,000
$30,000
$20,000
$10,000
$0
$37,950
$32,936
$30,421
7/31/13
1/31/14
7/31/14
1/31/15
7/31/15
1/31/16
7/31/16
1/31/17
7/31/17
1/31/18
7/31/18
1/31/19
7/31/19
1/31/20
7/31/20
1/31/21
7/31/21
1/31/22
7/31/22
1/31/23
7/31/23
First Trust Large Cap Growth AlphaDEX® Fund
S&P 500® Index
S&P 500® Growth Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Multi Cap Value AlphaDEX® Fund (FAB)
The First Trust Multi Cap Value AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq AlphaDEX® Multi Cap Value Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Index. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “FAB.”
The Index is owned, developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider”). According to the Index Provider, the Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select value stocks from the Nasdaq US 500 Large CapTM Index, Nasdaq US 600 Mid CapTM Index, and Nasdaq US 700 Small CapTM Index (together, the “Nasdaq US Multi Cap Value Index”) that may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 7/31/23	5 Years Ended 7/31/23	10 Years Ended 7/31/23	Inception (5/8/07) to 7/31/23	5 Years Ended 7/31/23	10 Years Ended 7/31/23	Inception (5/8/07) to 7/31/23
Fund Performance
NAV	9.19%	7.60%	8.30%	7.50%	44.26%	122.00%	223.45%
Market Price	9.22%	7.62%	8.30%	7.50%	44.34%	121.95%	223.61%
Index Performance
Nasdaq AlphaDEX® Multi Cap Value Index(1)	9.91%	8.37%	N/A	N/A	49.44%	N/A	N/A
Nasdaq US Multi Cap Value Index(1)	11.29%	9.94%	N/A	N/A	60.61%	N/A	N/A
S&P Composite 1500® Index	12.68%	11.77%	12.40%	9.25%	74.45%	221.93%	320.24%
S&P Composite 1500® Value Index	16.51%	10.17%	10.27%	7.26%	62.32%	165.76%	211.71%

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
(See Notes to Fund Performance Overview on page 26.)
Performance Review
The Fund generated a NAV return of 9.19% during the period covered by this report. During the same period, the S&P Composite 1500® Value Index (the “Benchmark”) generated a return of 16.51%. During the period covered by this report, the Fund’s greatest sector allocation went to investments in the Financials sector. These investments received an allocation of 24.8%. The Industrials sector contributed 2.8% to the Fund’s return, the greatest of any sector. The Real Estate sector was the largest drag on the Fund, contributing -0.3% to the Fund’s return for the period.

Nasdaq® and the Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Multi Cap Value AlphaDEX® Fund (FAB) (Continued)

Sector Allocation	% of Total Long-Term Investments
Financials	28.7%
Industrials	13.6
Consumer Discretionary	11.1
Materials	8.0
Utilities	7.4
Consumer Staples	5.9
Information Technology	5.5
Health Care	5.5
Energy	5.5
Real Estate	4.8
Communication Services	4.0
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
KeyCorp	0.6%
Citizens Financial Group, Inc.	0.5
Ovintiv, Inc.	0.5
Phillips 66	0.5
Mosaic (The) Co.	0.5
Packaging Corp. of America	0.5
Bunge Ltd.	0.5
Westlake Corp.	0.5
Regions Financial Corp.	0.5
Marathon Oil Corp.	0.5
Total	5.1%

Performance of a $10,000 Initial Investment
July 31, 2013 - July 31, 2023

$40,000
$30,000
$20,000
$10,000
$0
$32,193
$26,576
$22,200
7/31/13
1/31/14
7/31/14
1/31/15
7/31/15
1/31/16
7/31/16
1/31/17
7/31/17
1/31/18
7/31/18
1/31/19
7/31/19
1/31/20
7/31/20
1/31/21
7/31/21
1/31/22
7/31/22
1/31/23
7/31/23
First Trust Multi Cap Value AlphaDEX® Fund
S&P Composite 1500® Index
S&P Composite 1500® Value Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Multi Cap Growth AlphaDEX® Fund (FAD)
The First Trust Multi Cap Growth AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq AlphaDEX® Multi Cap Growth Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Index. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “FAD.”
The Index is owned, developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider”). According to the Index Provider, the Index employs the AlphaDEX®  stock selection methodology which uses fundamental growth and value factors to objectively select growth stocks from the Nasdaq US 500 Large CapTM Index, Nasdaq US 600 Mid CapTM Index and Nasdaq US 700 Small CapTM Index (together the “Nasdaq US Multi Cap Growth Index”) that may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 7/31/23	5 Years Ended 7/31/23	10 Years Ended 7/31/23	Inception (5/8/07) to 7/31/23	5 Years Ended 7/31/23	10 Years Ended 7/31/23	Inception (5/8/07) to 7/31/23
Fund Performance
NAV	8.50%	8.94%	11.14%	8.70%	53.47%	187.51%	287.46%
Market Price	8.53%	8.94%	11.15%	8.71%	53.45%	187.68%	287.67%
Index Performance
Nasdaq AlphaDEX® Multi Cap Growth Index(1)	9.19%	9.67%	N/A	N/A	58.64%	N/A	N/A
Nasdaq US Multi Cap Growth Index(1)	13.79%	12.90%	N/A	N/A	83.43%	N/A	N/A
S&P Composite 1500® Index	12.68%	11.77%	12.40%	9.25%	74.45%	221.93%	320.24%
S&P Composite 1500® Growth Index	8.05%	12.44%	13.88%	10.85%	79.69%	266.88%	431.90%

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
(See Notes to Fund Performance Overview on page 26.)
Performance Review
The Fund generated a NAV return of 8.50% during the period covered by this report. During the same period, the S&P Composite 1500® Growth Index (the “Benchmark”) generated a return of 8.05%. The Industrials sector received the greatest allocation during the period, with an average weight of 18.3% and a 3.5% contribution to the Fund’s return. Investments in the Information Technology sector, with an average weight of 17.6%, contributed 3.7% to the Fund’s return, and were the greatest contributor to return of any sector during the period. The Real Estate sector was the greatest driver of negative Fund return, with a contribution of -0.9% to the Fund’s return.

Nasdaq® and the Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Multi Cap Growth AlphaDEX® Fund (FAD) (Continued)

Sector Allocation	% of Total Long-Term Investments
Information Technology	23.2%
Industrials	22.8
Consumer Discretionary	14.5
Health Care	10.2
Energy	7.7
Financials	7.4
Materials	4.2
Real Estate	3.7
Consumer Staples	2.8
Communication Services	1.9
Utilities	1.6
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Palantir Technologies, Inc., Class A	0.6%
MGM Resorts International	0.5
Uber Technologies, Inc.	0.5
ON Semiconductor Corp.	0.5
Lam Research Corp.	0.5
Booking Holdings, Inc.	0.5
Marriott International, Inc., Class A	0.5
HubSpot, Inc.	0.5
NXP Semiconductors N.V.	0.5
Reliance Steel & Aluminum Co.	0.5
Total	5.1%

Performance of a $10,000 Initial Investment
July 31, 2013 - July 31, 2023

$40,000
$30,000
$20,000
$10,000
$0
$36,688
$32,193
$28,751
7/31/13
1/31/14
7/31/14
1/31/15
7/31/15
1/31/16
7/31/16
1/31/17
7/31/17
1/31/18
7/31/18
1/31/19
7/31/19
1/31/20
7/31/20
1/31/21
7/31/21
1/31/22
7/31/22
1/31/23
7/31/23
First Trust Multi Cap Growth AlphaDEX® Fund
S&P Composite 1500® Index
S&P Composite 1500® Growth Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Mid Cap Value AlphaDEX® Fund (FNK)
The First Trust Mid Cap Value AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq AlphaDEX® Mid Cap Value Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Index. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “FNK.”
The Index is owned, developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider”). According to the Index Provider, the Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq US 600 Mid Cap ValueTM Index that may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 7/31/23	5 Years Ended 7/31/23	10 Years Ended 7/31/23	Inception (4/19/11) to 7/31/23	5 Years Ended 7/31/23	10 Years Ended 7/31/23	Inception (4/19/11) to 7/31/23
Fund Performance
NAV	11.95%	7.78%	7.90%	9.05%	45.47%	113.93%	189.87%
Market Price	11.87%	7.79%	7.90%	9.05%	45.48%	113.81%	189.80%
Index Performance
Nasdaq AlphaDEX® Mid Cap Value Index(1)	12.81%	8.59%	N/A	N/A	51.00%	N/A	N/A
Nasdaq US 600 Mid Cap ValueTM Index(1)	10.82%	6.97%	N/A	N/A	40.05%	N/A	N/A
S&P MidCap 400® Value Index	10.96%	8.49%	9.77%	10.46%	50.28%	154.05%	239.39%

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
(See Notes to Fund Performance Overview on page 26.)
Performance Review
The Fund generated a NAV return of 11.95% during the period covered by this report. During the same period, the S&P MidCap 400® Value Index (the “Benchmark”) generated a return of 10.96%. The Fund allocated 23.8% to the Financials sector during the period covered by this report, more weight than was given to investments in any other sector. Investments in this sector accounted for a 4.7% contribution to the Fund’s return, the most of any sector. Investments in the Communication Services sector caused a -1.5% drag in the Fund during period, the largest negative contribution to return of any sector.

Nasdaq® and the Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Mid Cap Value AlphaDEX® Fund (FNK) (Continued)

Sector Allocation	% of Total Long-Term Investments
Financials	30.3%
Consumer Discretionary	16.5
Industrials	14.5
Materials	7.1
Energy	6.4
Information Technology	5.8
Real Estate	4.8
Health Care	4.0
Communication Services	3.7
Utilities	3.5
Consumer Staples	3.4
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Western Alliance Bancorp	1.0%
New York Community Bancorp, Inc.	0.9
Signet Jewelers Ltd.	0.9
Ryder System, Inc.	0.8
DISH Network Corp., Class A	0.8
Kilroy Realty Corp.	0.8
HF Sinclair Corp.	0.8
PBF Energy, Inc., Class A	0.8
SM Energy Co.	0.8
Hancock Whitney Corp.	0.8
Total	8.4%

Performance of a $10,000 Initial Investment
July 31, 2013 - July 31, 2023

$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$25,405
$21,393
7/31/13
1/31/14
7/31/14
1/31/15
7/31/15
1/31/16
7/31/16
1/31/17
7/31/17
1/31/18
7/31/18
1/31/19
7/31/19
1/31/20
7/31/20
1/31/21
7/31/21
1/31/22
7/31/22
1/31/23
7/31/23
First Trust Mid Cap Value AlphaDEX® Fund
S&P MidCap 400® Value Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Mid Cap Growth AlphaDEX® Fund (FNY)
The First Trust Mid Cap Growth AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq AlphaDEX® Mid Cap Growth Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Index. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “FNY.”
The Index is owned, developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider”). According to the Index Provider, the Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq US 600 Mid Cap GrowthTM Index that may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 7/31/23	5 Years Ended 7/31/23	10 Years Ended 7/31/23	Inception (4/19/11) to 7/31/23	5 Years Ended 7/31/23	10 Years Ended 7/31/23	Inception (4/19/11) to 7/31/23
Fund Performance
NAV	9.37%	8.99%	10.78%	10.54%	53.82%	178.47%	242.20%
Market Price	9.39%	8.99%	10.78%	10.54%	53.82%	178.24%	242.20%
Index Performance
Nasdaq AlphaDEX® Mid Cap Growth Index(1)	10.11%	9.79%	N/A	N/A	59.55%	N/A	N/A
Nasdaq US 600 Mid Cap GrowthTM Index(1)	8.85%	6.92%	N/A	N/A	39.74%	N/A	N/A
S&P MidCap 400® Growth Index	9.81%	7.66%	9.87%	10.22%	44.65%	156.30%	230.46%

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
(See Notes to Fund Performance Overview on page 26.)
Performance Review
The Fund generated a NAV return of 9.37% during the period covered by this report. During the same period, the S&P MidCap 400® Growth Index (the “Benchmark”) generated a return of 9.81%. During the period covered by this report, the Fund’s greatest allocation was to the Industrials sector, with an average weight of 21.4%. This sector also had the greatest contribution to the Fund’s return with a 5.4% contribution. The Health Care sector contributed -1.5% to the Fund’s return, which was the greatest drag of any sector to the Fund’s return.

Nasdaq® and the Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Mid Cap Growth AlphaDEX® Fund (FNY) (Continued)

Sector Allocation	% of Total Long-Term Investments
Industrials	26.7%
Consumer Discretionary	18.8
Information Technology	16.7
Health Care	10.1
Energy	7.4
Financials	6.7
Materials	5.4
Consumer Staples	3.3
Real Estate	2.9
Utilities	1.2
Communication Services	0.8
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
SoFi Technologies, Inc.	1.0%
Super Micro Computer, Inc.	1.0
Weatherford International PLC	0.9
Saia, Inc.	0.9
DraftKings, Inc., Class A	0.9
EMCOR Group, Inc.	0.8
Lennox International, Inc.	0.8
Floor & Decor Holdings, Inc., Class A	0.8
Hyatt Hotels Corp., Class A	0.8
Axcelis Technologies, Inc.	0.8
Total	8.7%

Performance of a $10,000 Initial Investment
July 31, 2013 - July 31, 2023

$40,000
$30,000
$20,000
$10,000
$0
$27,847
$25,630
7/31/13
1/31/14
7/31/14
1/31/15
7/31/15
1/31/16
7/31/16
1/31/17
7/31/17
1/31/18
7/31/18
1/31/19
7/31/19
1/31/20
7/31/20
1/31/21
7/31/21
1/31/22
7/31/22
1/31/23
7/31/23
First Trust Mid Cap Growth AlphaDEX® Fund
S&P MidCap 400® Growth Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Small Cap Value AlphaDEX® Fund (FYT)
The First Trust Small Cap Value AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq AlphaDEX® Small Cap Value Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and real estate investment trusts that comprise the Index. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “FYT.”
The Index is owned, developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider”). According to the Index Provider, the Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq US 700 Small Cap ValueTM Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 7/31/23	5 Years Ended 7/31/23	10 Years Ended 7/31/23	Inception (4/19/11) to 7/31/23	5 Years Ended 7/31/23	10 Years Ended 7/31/23	Inception (4/19/11) to 7/31/23
Fund Performance
NAV	5.61%	6.83%	7.39%	9.07%	39.16%	104.05%	190.57%
Market Price	5.68%	6.83%	7.39%	9.07%	39.17%	103.94%	190.53%
Index Performance
Nasdaq AlphaDEX® Small Cap Value Index(1)	6.46%	7.66%	N/A	N/A	44.65%	N/A	N/A
Nasdaq US 700 Small Cap ValueTM Index(1)	6.53%	6.83%	N/A	N/A	39.12%	N/A	N/A
S&P SmallCap 600® Value Index	6.26%	5.65%	9.14%	10.40%	31.64%	139.88%	237.13%

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
(See Notes to Fund Performance Overview on page 26.)
Performance Review
The Fund generated a NAV return of 5.61% during the period covered by this report. During the same period, the S&P SmallCap 600® Value Index (the “Benchmark”) generated a return of 6.26%. The Fund allocated the greatest weight to the Financials sector, which received an allocation of 28.7%. The Consumer Discretionary sector generated the largest contribution to the Fund’s return at 4.9%. The least contributing sector to the Fund’s return for the period was the Communication Services sector, which generated a -1.7% contribution.

Nasdaq® and the Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Small Cap Value AlphaDEX® Fund (FYT) (Continued)

Sector Allocation	% of Total Long-Term Investments
Financials	35.6%
Industrials	14.4
Consumer Discretionary	13.6
Real Estate	9.0
Materials	6.6
Consumer Staples	5.5
Energy	5.4
Information Technology	3.7
Communication Services	2.6
Health Care	2.3
Utilities	1.3
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Hudson Pacific Properties, Inc.	0.8%
Bread Financial Holdings, Inc.	0.8
MillerKnoll, Inc.	0.8
Eagle Bancorp, Inc.	0.8
Hope Bancorp, Inc.	0.8
Dime Community Bancshares, Inc.	0.7
Heartland Financial USA, Inc.	0.7
Matson, Inc.	0.7
OceanFirst Financial Corp.	0.7
Par Pacific Holdings, Inc.	0.7
Total	7.5%

Performance of a $10,000 Initial Investment
July 31, 2013 - July 31, 2023

$25,000
$20,000
$15,000
$10,000
$5,000
$23,988
$20,405
7/31/13
1/31/14
7/31/14
1/31/15
7/31/15
1/31/16
7/31/16
1/31/17
7/31/17
1/31/18
7/31/18
1/31/19
7/31/19
1/31/20
7/31/20
1/31/21
7/31/21
1/31/22
7/31/22
1/31/23
7/31/23
First Trust Small Cap Value AlphaDEX® Fund
S&P Small Cap 600® Value Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Small Cap Growth AlphaDEX® Fund (FYC)
The First Trust Small Cap Growth AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq AlphaDEX® Small Cap Growth Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Index. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “FYC.”
The Index is owned, developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider”). According to the Index Provider, the Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq US 700 Small Cap GrowthTM Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 7/31/23	5 Years Ended 7/31/23	10 Years Ended 7/31/23	Inception (4/19/11) to 7/31/23	5 Years Ended 7/31/23	10 Years Ended 7/31/23	Inception (4/19/11) to 7/31/23
Fund Performance
NAV	6.38%	5.85%	9.64%	10.12%	32.87%	151.09%	226.79%
Market Price	6.47%	5.84%	9.65%	10.12%	32.84%	151.19%	226.79%
Index Performance
Nasdaq AlphaDEX® Small Cap Growth Index(1)	7.20%	6.68%	N/A	N/A	38.16%	N/A	N/A
Nasdaq US 700 Small Cap GrowthTM Index(1)	10.08%	5.48%	N/A	N/A	30.57%	N/A	N/A
S&P SmallCap 600® Growth Index	4.07%	5.48%	10.03%	10.91%	30.57%	160.07%	256.59%

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
(See Notes to Fund Performance Overview on page 26.)
Performance Review
The Fund generated a NAV return of 6.38% during the period covered by this report. During the same period, the S&P SmallCap 600® Growth Index (the “Benchmark”) generated a return of 4.07%. The Health Care and Information Technology sectors received the greatest allocation in the Fund, with an average weight of 17.2% and 17.3%, respectively. The Energy sector generated the largest contribution to the Fund’s return at 2.8%. The least contributing sector to the Fund’s return was the Financials sector, which generated a -1.5% contribution to the Fund’s return for the period.

Nasdaq® and the Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Small Cap Growth AlphaDEX® Fund (FYC) (Continued)

Sector Allocation	% of Total Long-Term Investments
Health Care	18.3%
Industrials	18.1
Information Technology	15.5
Consumer Discretionary	12.0
Energy	10.1
Financials	7.9
Real Estate	6.2
Consumer Staples	4.4
Communication Services	4.1
Utilities	1.7
Materials	1.7
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Sphere Entertainment Co.	0.9%
Opendoor Technologies, Inc.	0.8
Rocket Lab USA, Inc.	0.7
Bridgebio Pharma, Inc.	0.7
CNX Resources Corp.	0.7
Cars.com, Inc.	0.7
Northern Oil and Gas, Inc.	0.7
Tidewater, Inc.	0.7
Modine Manufacturing Co.	0.7
Federal Agricultural Mortgage Corp., Class C	0.7
Total	7.3%

Performance of a $10,000 Initial Investment
July 31, 2013 - July 31, 2023

$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$26,007
$25,109
7/31/13
1/31/14
7/31/14
1/31/15
7/31/15
1/31/16
7/31/16
1/31/17
7/31/17
1/31/18
7/31/18
1/31/19
7/31/19
1/31/20
7/31/20
1/31/21
7/31/21
1/31/22
7/31/22
1/31/23
7/31/23
First Trust Small Cap Growth AlphaDEX® Fund
S&P Small Cap 600® Growth Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Notes to Fund Performance Overview (Unaudited)
Total returns for the periods since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated. For certain Funds the total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

First Trust Exchange-Traded AlphaDEX® Fund
Style Funds
Understanding Your Fund Expenses
July 31, 2023 (Unaudited)

As a shareholder of First Trust Large Cap Core AlphaDEX® Fund, First Trust Mid Cap Core AlphaDEX® Fund, First Trust Small Cap Core AlphaDEX® Fund, First Trust Large Cap Value AlphaDEX® Fund, First Trust Large Cap Growth AlphaDEX® Fund, First Trust Multi Cap Value AlphaDEX® Fund, First Trust Multi Cap Growth AlphaDEX® Fund, First Trust Mid Cap Value AlphaDEX® Fund, First Trust Mid Cap Growth AlphaDEX® Fund, First Trust Small Cap Value AlphaDEX® Fund or First Trust Small Cap Growth AlphaDEX® Fund (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended July 31, 2023.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2023	Ending Account Value July 31, 2023	Annualized Expense Ratio Based on the Six-Month Period (a)	Expenses Paid During the Six-Month Period (b)
First Trust Large Cap Core AlphaDEX® Fund (FEX)
Actual	$1,000.00	$1,035.50	0.60%	$3.03
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	0.60%	$3.01
First Trust Mid Cap Core AlphaDEX® Fund (FNX)
Actual	$1,000.00	$1,050.40	0.60%	$3.05
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	0.60%	$3.01
First Trust Small Cap Core AlphaDEX® Fund (FYX)
Actual	$1,000.00	$1,026.00	0.60%	$3.01
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	0.60%	$3.01
First Trust Large Cap Value AlphaDEX® Fund (FTA)
Actual	$1,000.00	$991.50	0.59%	$2.91
Hypothetical (5% return before expenses)	$1,000.00	$1,021.87	0.59%	$2.96
First Trust Large Cap Growth AlphaDEX® Fund (FTC)
Actual	$1,000.00	$1,097.00	0.60%	$3.12
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	0.60%	$3.01
First Trust Multi Cap Value AlphaDEX® Fund (FAB)
Actual	$1,000.00	$1,002.20	0.63%	$3.13
Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	0.63%	$3.16

First Trust Exchange-Traded AlphaDEX® Fund
Style Funds
Understanding Your Fund Expenses (Continued)
July 31, 2023 (Unaudited)
	Beginning Account Value February 1, 2023	Ending Account Value July 31, 2023	Annualized Expense Ratio Based on the Six-Month Period (a)	Expenses Paid During the Six-Month Period (b)
First Trust Multi Cap Growth AlphaDEX® Fund (FAD)
Actual	$1,000.00	$1,088.60	0.64%	$3.31
Hypothetical (5% return before expenses)	$1,000.00	$1,021.62	0.64%	$3.21
First Trust Mid Cap Value AlphaDEX® Fund (FNK)
Actual	$1,000.00	$1,018.80	0.70%	$3.50
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	0.70%	$3.51
First Trust Mid Cap Growth AlphaDEX® Fund (FNY)
Actual	$1,000.00	$1,093.60	0.70%	$3.63
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	0.70%	$3.51
First Trust Small Cap Value AlphaDEX® Fund (FYT)
Actual	$1,000.00	$1,002.10	0.70%	$3.47
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	0.70%	$3.51
First Trust Small Cap Growth AlphaDEX® Fund (FYC)
Actual	$1,000.00	$1,060.60	0.70%	$3.58
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	0.70%	$3.51

(a)	These expense ratios reflect expense caps for certain Funds. See Note 3 in the Notes to Financial Statements.
(b)
Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period
(February 1, 2023 through July 31, 2023), multiplied by 181/365 (to reflect the six-month period).

First Trust Large Cap Core AlphaDEX® Fund (FEX)
Portfolio of Investments
July 31, 2023

Shares	Description	Value
COMMON STOCKS — 99.9%
	Aerospace & Defense — 3.1%
10,320	Axon Enterprise, Inc. (a)	$1,918,798
19,072	Boeing (The) Co. (a)	4,555,347
14,038	General Dynamics Corp.	3,138,616
17,070	HEICO Corp.	3,003,979
101,576	Howmet Aerospace, Inc.	5,194,597
10,286	L3Harris Technologies, Inc.	1,949,094
2,187	Lockheed Martin Corp.	976,211
8,836	Northrop Grumman Corp.	3,932,020
20,556	RTX Corp.	1,807,489
59,550	Textron, Inc.	4,631,203
5,630	TransDigm Group, Inc.	5,065,424
		36,172,778
	Air Freight & Logistics — 0.7%
33,247	Expeditors International of Washington, Inc.	4,232,343
16,246	FedEx Corp.	4,385,608
		8,617,951
	Automobile Components — 0.1%
9,863	Aptiv PLC (a)	1,079,900
	Automobiles — 1.3%
266,180	Ford Motor Co.	3,516,238
130,553	General Motors Co.	5,009,318
60,434	Rivian Automotive, Inc., Class A (a)	1,670,396
19,230	Tesla, Inc. (a)	5,142,679
		15,338,631
	Banks — 5.4%
140,373	Bank of America Corp.	4,491,936
109,342	Citigroup, Inc.	5,211,240
193,027	Citizens Financial Group, Inc.	6,227,051
153,655	Fifth Third Bancorp	4,471,360
466,989	Huntington Bancshares, Inc.	5,715,945
20,768	JPMorgan Chase & Co.	3,280,513
544,820	KeyCorp	6,706,734
32,541	M&T Bank Corp.	4,551,184
31,975	PNC Financial Services Group (The), Inc.	4,377,058
225,999	Regions Financial Corp.	4,603,600
165,870	Truist Financial Corp.	5,510,201
121,892	U.S. Bancorp	4,836,675
94,360	Wells Fargo & Co.	4,355,658
		64,339,155
	Beverages — 0.4%
32,197	Keurig Dr Pepper, Inc.	1,095,020
35,057	Monster Beverage Corp. (a)	2,015,427
5,436	PepsiCo, Inc.	1,019,032
		4,129,479
Shares	Description	Value

	Biotechnology — 0.7%
17,673	Biogen, Inc. (a)	$4,775,068
8,584	Vertex Pharmaceuticals, Inc. (a)	3,024,486
		7,799,554
	Building Products — 1.1%
15,699	Carlisle Cos., Inc.	4,351,763
60,762	Carrier Global Corp.	3,618,377
14,776	Johnson Controls International PLC	1,027,671
21,057	Trane Technologies PLC	4,199,608
		13,197,419
	Capital Markets — 4.3%
9,093	Ameriprise Financial, Inc.	3,168,456
31,349	Ares Management Corp., Class A	3,110,448
90,460	Bank of New York Mellon (The) Corp.	4,103,266
1,456	BlackRock, Inc.	1,075,766
94,538	Carlyle Group (The), Inc.	3,370,280
17,764	Charles Schwab (The) Corp.	1,174,200
5,433	CME Group, Inc.	1,080,950
150,779	Franklin Resources, Inc.	4,408,778
12,486	Goldman Sachs Group (The), Inc.	4,443,393
17,979	KKR & Co., Inc.	1,067,593
13,891	LPL Financial Holdings, Inc.	3,186,040
5,791	Moody’s Corp.	2,042,775
35,369	Morgan Stanley	3,238,386
29,108	Raymond James Financial, Inc.	3,203,917
10,046	S&P Global, Inc.	3,963,247
55,033	State Street Corp.	3,986,590
35,951	T. Rowe Price Group, Inc.	4,431,320
		51,055,405
	Chemicals — 4.0%
6,723	Air Products and Chemicals, Inc.	2,052,734
9,026	Albemarle Corp.	1,916,039
43,472	Celanese Corp.	5,450,954
14,504	CF Industries Holdings, Inc.	1,190,488
35,142	Corteva, Inc.	1,983,063
94,520	Dow, Inc.	5,337,544
70,466	DuPont de Nemours, Inc.	5,470,276
21,572	Ecolab, Inc.	3,950,696
19,298	FMC Corp.	1,857,047
54,821	LyondellBasell Industries N.V., Class A	5,419,604
143,833	Mosaic (The) Co.	5,862,633
6,789	PPG Industries, Inc.	976,937
42,137	Westlake Corp.	5,793,838
		47,261,853
	Commercial Services & Supplies — 1.3%
6,077	Cintas Corp.	3,050,897
See Notes to Financial Statements

First Trust Large Cap Core AlphaDEX® Fund (FEX)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Commercial Services & Supplies (Continued)
44,155	Copart, Inc. (a)	$3,902,860
26,293	Republic Services, Inc.	3,973,135
70,523	Rollins, Inc.	2,879,454
11,611	Waste Management, Inc.	1,901,766
		15,708,112
	Communications Equipment — 0.8%
24,851	Arista Networks, Inc. (a)	3,854,142
58,378	Cisco Systems, Inc.	3,037,991
10,299	Motorola Solutions, Inc.	2,952,002
		9,844,135
	Construction & Engineering — 0.4%
25,626	Quanta Services, Inc.	5,166,714
	Construction Materials — 0.1%
2,180	Martin Marietta Materials, Inc.	973,283
	Consumer Finance — 1.3%
5,780	American Express Co.	976,126
46,028	Capital One Financial Corp.	5,386,197
34,466	Discover Financial Services	3,637,886
148,412	Synchrony Financial	5,126,151
		15,126,360
	Consumer Staples Distribution & Retail — 1.1%
11,860	Dollar General Corp.	2,002,680
14,033	Dollar Tree, Inc. (a)	2,165,713
85,687	Kroger (The) Co.	4,167,816
13,569	Sysco Corp.	1,035,450
15,267	Target Corp.	2,083,487
6,406	Walmart, Inc.	1,024,063
		12,479,209
	Containers & Packaging — 1.2%
11,721	Avery Dennison Corp.	2,156,781
158,256	International Paper Co.	5,706,711
38,091	Packaging Corp. of America	5,841,255
		13,704,747
	Distributors — 0.6%
17,849	Genuine Parts Co.	2,779,446
69,115	LKQ Corp.	3,786,811
2,688	Pool Corp.	1,034,181
		7,600,438
	Diversified Telecommunication Services — 0.5%
126,248	AT&T, Inc.	1,833,121
135,362	Verizon Communications, Inc.	4,613,137
		6,446,258
Shares	Description	Value

	Electric Utilities — 4.1%
57,555	Alliant Energy Corp.	$3,093,006
35,873	American Electric Power Co., Inc.	3,039,878
54,989	Constellation Energy Corp.	5,314,687
33,658	Duke Energy Corp.	3,151,062
43,491	Edison International	3,129,612
41,361	Entergy Corp.	4,247,775
68,937	Evergy, Inc.	4,134,152
56,787	Eversource Energy	4,107,404
98,853	Exelon Corp.	4,137,987
25,895	FirstEnergy Corp.	1,020,004
174,796	PG&E Corp. (a)	3,078,157
152,204	PPL Corp.	4,190,176
28,663	Southern (The) Co.	2,073,481
64,779	Xcel Energy, Inc.	4,063,587
		48,780,968
	Electrical Equipment — 1.3%
18,659	AMETEK, Inc.	2,959,318
20,027	Eaton Corp. PLC	4,111,944
22,278	Emerson Electric Co.	2,035,095
15,183	Hubbell, Inc.	4,737,096
3,056	Rockwell Automation, Inc.	1,027,702
		14,871,155
	Electronic Equipment, Instruments & Components — 1.0%
35,556	Amphenol Corp., Class A	3,139,950
5,486	CDW Corp.	1,026,266
57,468	Corning, Inc.	1,950,464
6,012	Keysight Technologies, Inc. (a)	968,413
21,551	TE Connectivity Ltd.	3,092,353
38,037	Trimble, Inc. (a)	2,046,391
		12,223,837
	Energy Equipment & Services — 0.4%
61,038	Halliburton Co.	2,385,365
40,995	Schlumberger Ltd.	2,391,648
		4,777,013
	Entertainment — 0.9%
13,604	Liberty Media Corp.-Liberty Formula One, Class C (a)	987,650
55,254	Live Nation Entertainment, Inc. (a)	4,848,539
4,572	Netflix, Inc. (a)	2,006,971
24,984	ROBLOX Corp., Class A (a)	980,622
22,554	Walt Disney (The) Co. (a)	2,004,825
		10,828,607
	Financial Services — 2.0%
65,541	Apollo Global Management, Inc.	5,355,355
285,059	Corebridge Financial, Inc.	5,333,454
See Notes to Financial Statements

First Trust Large Cap Core AlphaDEX® Fund (FEX)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Financial Services (Continued)
31,924	Fiserv, Inc. (a)	$4,029,128
4,010	FleetCor Technologies, Inc. (a)	998,129
20,440	Global Payments, Inc.	2,253,510
5,120	Mastercard, Inc., Class A	2,018,713
15,089	PayPal Holdings, Inc. (a)	1,144,048
8,479	Visa, Inc., Class A	2,015,713
		23,148,050
	Food Products — 3.3%
66,625	Archer-Daniels-Midland Co.	5,660,460
53,356	Bunge Ltd.	5,798,196
66,080	Campbell Soup Co.	3,027,786
89,576	Conagra Brands, Inc.	2,938,989
26,253	General Mills, Inc.	1,962,149
4,032	Hershey (The) Co.	932,642
50,065	Hormel Foods Corp.	2,046,657
14,937	Kellogg Co.	999,136
113,445	Kraft Heinz (The) Co.	4,104,440
43,794	Lamb Weston Holdings, Inc.	4,538,372
11,542	McCormick & Co., Inc.	1,032,778
13,804	Mondelez International, Inc., Class A	1,023,291
98,631	Tyson Foods, Inc., Class A	5,495,719
		39,560,615
	Gas Utilities — 0.3%
25,962	Atmos Energy Corp.	3,159,835
	Ground Transportation — 2.1%
118,102	CSX Corp.	3,935,159
22,247	J.B. Hunt Transport Services, Inc.	4,537,053
4,440	Norfolk Southern Corp.	1,037,140
10,892	Old Dominion Freight Line, Inc.	4,569,085
116,612	Uber Technologies, Inc. (a)	5,767,629
91,001	U-Haul Holding Co.	5,538,321
		25,384,387
	Health Care Equipment & Supplies — 2.0%
3,814	Becton, Dickinson & Co.	1,062,657
37,228	Boston Scientific Corp. (a)	1,930,272
31,339	Dexcom, Inc. (a)	3,903,586
10,674	Edwards Lifesciences Corp. (a)	876,015
24,869	Hologic, Inc. (a)	1,975,096
2,004	IDEXX Laboratories, Inc. (a)	1,111,679
3,492	Insulet Corp. (a)	966,411
11,778	Intuitive Surgical, Inc. (a)	3,820,783
22,857	Medtronic PLC	2,005,930
4,608	ResMed, Inc.	1,024,589
Shares	Description	Value

	Health Care Equipment & Supplies (Continued)
9,901	Stryker Corp.	$2,806,042
13,830	Zimmer Biomet Holdings, Inc.	1,910,615
		23,393,675
	Health Care Providers & Services — 3.0%
53,231	Cardinal Health, Inc.	4,869,040
44,781	Centene Corp. (a)	3,049,138
17,940	Cigna Group (The)	5,294,094
43,693	CVS Health Corp.	3,263,430
6,798	Elevance Health, Inc.	3,206,141
16,588	HCA Healthcare, Inc.	4,525,372
4,504	Humana, Inc.	2,057,562
16,688	Laboratory Corp. of America Holdings	3,570,064
3,342	Molina Healthcare, Inc. (a)	1,017,606
21,490	Quest Diagnostics, Inc.	2,905,663
4,190	UnitedHealth Group, Inc.	2,121,690
		35,879,800
	Health Care REITs — 0.4%
42,599	Ventas, Inc.	2,066,904
24,894	Welltower, Inc.	2,045,042
		4,111,946
	Health Care Technology — 0.1%
5,092	Veeva Systems, Inc., Class A (a)	1,039,888
	Hotel & Resort REITs — 0.3%
179,470	Host Hotels & Resorts, Inc.	3,302,248
	Hotels, Restaurants & Leisure — 4.0%
31,424	Airbnb, Inc., Class A (a)	4,782,419
1,492	Booking Holdings, Inc. (a)	4,432,434
2,354	Chipotle Mexican Grill, Inc. (a)	4,619,207
30,131	Darden Restaurants, Inc.	5,089,728
27,669	Hilton Worldwide Holdings, Inc.	4,302,253
69,437	Las Vegas Sands Corp. (a)	4,153,027
27,406	Marriott International, Inc., Class A	5,530,805
3,374	McDonald’s Corp.	989,257
114,621	MGM Resorts International	5,819,308
48,527	Royal Caribbean Cruises Ltd. (a)	5,294,781
10,164	Starbucks Corp.	1,032,357
7,267	Yum! Brands, Inc.	1,000,448
		47,046,024
	Household Durables — 2.0%
41,369	D.R. Horton, Inc.	5,254,690
28,962	Garmin Ltd.	3,066,786
40,174	Lennar Corp., Class A	5,095,269
See Notes to Financial Statements

First Trust Large Cap Core AlphaDEX® Fund (FEX)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Household Durables (Continued)
793	NVR, Inc. (a)	$5,001,007
64,806	PulteGroup, Inc.	5,468,978
		23,886,730
	Household Products — 0.2%
7,292	Kimberly-Clark Corp.	941,397
6,636	Procter & Gamble (The) Co.	1,037,207
		1,978,604
	Industrial Conglomerates — 0.7%
50,295	3M Co.	5,607,893
18,331	General Electric Co.	2,094,133
4,852	Honeywell International, Inc.	941,919
		8,643,945
	Insurance — 3.2%
43,273	Aflac, Inc.	3,130,369
87,489	American International Group, Inc.	5,273,837
5,834	Aon PLC, Class A	1,858,129
40,354	Arch Capital Group Ltd. (a)	3,135,102
9,171	Arthur J. Gallagher & Co.	1,969,931
14,625	Brown & Brown, Inc.	1,030,331
15,685	Chubb Ltd.	3,206,171
2,945	Everest Group Ltd.	1,061,702
55,919	Hartford Financial Services Group (The), Inc.	4,019,458
50,866	Loews Corp.	3,186,755
10,706	Marsh & McLennan Cos., Inc.	2,017,224
17,810	MetLife, Inc.	1,121,496
53,103	Principal Financial Group, Inc.	4,241,336
17,393	Travelers (The) Cos., Inc.	3,002,206
		38,254,047
	Interactive Media & Services — 0.4%
16,822	Alphabet, Inc., Class A (a)	2,232,616
3,508	Meta Platforms, Inc., Class A (a)	1,117,649
36,825	Pinterest, Inc., Class A (a)	1,067,556
		4,417,821
	IT Services — 2.4%
3,263	Accenture PLC, Class A	1,032,250
33,608	Akamai Technologies, Inc. (a)	3,175,956
61,607	Cloudflare, Inc., Class A (a)	4,236,713
77,117	Cognizant Technology Solutions Corp., Class A	5,092,036
8,622	Gartner, Inc. (a)	3,048,653
13,401	GoDaddy, Inc., Class A (a)	1,033,083
12,248	MongoDB, Inc. (a)	5,185,803
Shares	Description	Value

	IT Services (Continued)
22,885	Snowflake, Inc., Class A (a)	$4,066,893
8,911	VeriSign, Inc. (a)	1,879,776
		28,751,163
	Life Sciences Tools & Services — 0.9%
14,366	Charles River Laboratories International, Inc. (a)	3,010,252
8,958	IQVIA Holdings, Inc. (a)	2,004,442
42,378	Revvity, Inc.	5,210,375
2,633	West Pharmaceutical Services, Inc.	969,049
		11,194,118
	Machinery — 3.7%
16,369	Caterpillar, Inc.	4,340,568
16,427	Cummins, Inc.	4,284,161
7,455	Deere & Co.	3,202,668
20,458	Dover Corp.	2,986,254
13,465	Fortive Corp.	1,054,983
8,050	Illinois Tool Works, Inc.	2,119,726
77,021	Ingersoll Rand, Inc.	5,027,161
8,113	Nordson Corp.	2,041,312
22,623	Otis Worldwide Corp.	2,057,788
48,144	PACCAR, Inc.	4,146,643
2,582	Parker-Hannifin Corp.	1,058,646
13,975	Snap-on, Inc.	3,807,349
32,232	Stanley Black & Decker, Inc.	3,199,670
18,361	Westinghouse Air Brake Technologies Corp.	2,174,677
17,880	Xylem, Inc.	2,015,970
		43,517,576
	Media — 1.2%
5,481	Charter Communications, Inc., Class A (a)	2,220,846
72,695	Comcast Corp., Class A	3,290,176
148,063	Fox Corp., Class A	4,952,707
52,194	Interpublic Group of (The) Cos., Inc.	1,786,601
21,163	Omnicom Group, Inc.	1,790,813
		14,041,143
	Metals & Mining — 1.4%
25,170	Freeport-McMoRan, Inc.	1,123,840
47,202	Newmont Corp.	2,025,910
24,560	Nucor Corp.	4,226,530
18,537	Reliance Steel & Aluminum Co.	5,428,746
36,972	Steel Dynamics, Inc.	3,940,476
		16,745,502
	Multi-Utilities — 2.8%
49,313	Ameren Corp.	4,224,645
103,619	CenterPoint Energy, Inc.	3,117,896
51,412	CMS Energy Corp.	3,139,731
See Notes to Financial Statements

First Trust Large Cap Core AlphaDEX® Fund (FEX)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Multi-Utilities (Continued)
55,687	Consolidated Edison, Inc.	$5,282,469
58,322	Dominion Energy, Inc.	3,123,143
27,454	DTE Energy Co.	3,137,992
64,324	Public Service Enterprise Group, Inc.	4,060,131
27,662	Sempra	4,122,191
34,231	WEC Energy Group, Inc.	3,075,997
		33,284,195
	Office REITs — 0.4%
35,485	Alexandria Real Estate Equities, Inc.	4,459,755
	Oil, Gas & Consumable Fuels — 5.0%
29,465	APA Corp.	1,193,038
19,824	Cheniere Energy, Inc.	3,208,713
12,797	Chevron Corp.	2,094,357
29,153	ConocoPhillips	3,431,891
119,387	Coterra Energy, Inc.	3,287,918
7,664	Diamondback Energy, Inc.	1,129,061
8,798	EOG Resources, Inc.	1,165,999
28,163	Exxon Mobil Corp.	3,020,200
22,217	Hess Corp.	3,370,985
58,469	Kinder Morgan, Inc.	1,035,486
218,686	Marathon Oil Corp.	5,744,881
43,175	Marathon Petroleum Corp.	5,743,139
17,122	Occidental Petroleum Corp.	1,080,912
16,312	ONEOK, Inc.	1,093,556
132,234	Ovintiv, Inc.	6,094,665
52,779	Phillips 66	5,887,497
4,859	Pioneer Natural Resources Co.	1,096,531
39,691	Targa Resources Corp.	3,254,265
42,917	Valero Energy Corp.	5,532,430
30,855	Williams (The) Cos., Inc.	1,062,955
		59,528,479
	Passenger Airlines — 0.9%
105,893	Delta Air Lines, Inc.	4,898,610
55,610	Southwest Airlines Co.	1,899,638
73,398	United Airlines Holdings, Inc. (a)	3,986,245
		10,784,493
	Pharmaceuticals — 0.7%
4,294	Eli Lilly & Co.	1,951,838
8,725	Merck & Co., Inc.	930,521
504,422	Viatris, Inc.	5,311,564
		8,193,923
	Professional Services — 1.5%
6,080	Broadridge Financial Solutions, Inc.	1,020,953
8,558	Equifax, Inc.	1,746,517
Shares	Description	Value

	Professional Services (Continued)
25,406	Jacobs Solutions, Inc.	$3,186,166
34,137	Leidos Holdings, Inc.	3,192,834
6,268	Paycom Software, Inc.	2,311,388
49,843	SS&C Technologies Holdings, Inc.	2,903,355
12,854	TransUnion	1,024,335
8,909	Verisk Analytics, Inc.	2,039,626
		17,425,174
	Real Estate Management & Development — 0.4%
24,949	CBRE Group, Inc., Class A (a)	2,078,501
33,939	CoStar Group, Inc. (a)	2,849,858
		4,928,359
	Residential REITs — 0.9%
15,958	AvalonBay Communities, Inc.	3,010,477
30,523	Equity Residential	2,012,687
8,595	Essex Property Trust, Inc.	2,093,312
58,537	Invitation Homes, Inc.	2,078,063
23,437	UDR, Inc.	958,105
		10,152,644
	Retail REITs — 0.2%
102,112	Kimco Realty Corp.	2,068,789
	Semiconductors & Semiconductor Equipment — 5.4%
15,505	Analog Devices, Inc.	3,093,713
34,829	Applied Materials, Inc.	5,279,728
5,803	Broadcom, Inc.	5,214,866
10,593	First Solar, Inc. (a)	2,196,988
60,217	Intel Corp.	2,153,962
10,378	KLA Corp.	5,333,773
7,831	Lam Research Corp.	5,626,495
44,952	Microchip Technology, Inc.	4,222,791
15,954	Micron Technology, Inc.	1,138,956
7,456	Monolithic Power Systems, Inc.	4,171,557
7,140	NVIDIA Corp.	3,336,451
19,676	NXP Semiconductors N.V.	4,387,355
53,226	ON Semiconductor Corp. (a)	5,735,102
33,832	QUALCOMM, Inc.	4,471,575
45,479	Skyworks Solutions, Inc.	5,201,433
18,088	Teradyne, Inc.	2,042,859
		63,607,604
	Software — 7.0%
8,236	Adobe, Inc. (a)	4,498,256
6,098	ANSYS, Inc. (a)	2,086,126
4,920	Autodesk, Inc. (a)	1,042,991
25,849	BILL Holdings, Inc. (a)	3,239,914
17,173	Cadence Design Systems, Inc. (a)	4,018,654
See Notes to Financial Statements

First Trust Large Cap Core AlphaDEX® Fund (FEX)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Software (Continued)
13,710	Crowdstrike Holdings, Inc., Class A (a)	$2,216,359
40,937	Datadog, Inc., Class A (a)	4,778,167
4,977	Fair Isaac Corp. (a)	4,170,577
66,599	Fortinet, Inc. (a)	5,176,074
9,461	HubSpot, Inc. (a)	5,492,583
2,197	Intuit, Inc.	1,124,205
8,870	Microsoft Corp.	2,979,610
42,272	Oracle Corp.	4,955,547
328,384	Palantir Technologies, Inc., Class A (a)	6,515,138
19,702	Palo Alto Networks, Inc. (a)	4,924,712
14,150	PTC, Inc. (a)	2,063,211
2,095	Roper Technologies, Inc.	1,032,940
7,167	ServiceNow, Inc. (a)	4,178,361
37,962	Splunk, Inc. (a)	4,112,423
9,249	Synopsys, Inc. (a)	4,178,698
7,253	Tyler Technologies, Inc. (a)	2,876,757
17,828	Workday, Inc., Class A (a)	4,227,554
20,645	Zscaler, Inc. (a)	3,311,045
		83,199,902
	Specialized REITs — 0.9%
8,842	Digital Realty Trust, Inc.	1,101,890
2,569	Equinix, Inc.	2,080,684
53,159	Iron Mountain, Inc.	3,263,963
32,035	VICI Properties, Inc.	1,008,462
90,137	Weyerhaeuser Co.	3,070,066
		10,525,065
	Specialty Retail — 1.7%
808	AutoZone, Inc. (a)	2,005,230
36,858	Best Buy Co., Inc.	3,061,057
3,241	Home Depot (The), Inc.	1,081,975
4,461	Lowe’s Cos., Inc.	1,045,078
4,216	O’Reilly Automotive, Inc. (a)	3,903,131
17,959	Ross Stores, Inc.	2,058,820
35,623	TJX (The) Cos., Inc.	3,082,458
9,108	Tractor Supply Co.	2,040,101
4,279	Ulta Beauty, Inc. (a)	1,903,299
		20,181,149
	Technology Hardware, Storage & Peripherals — 1.1%
15,572	Apple, Inc.	3,059,120
299,651	Hewlett Packard Enterprise Co.	5,207,934
32,785	HP, Inc.	1,076,332
39,535	NetApp, Inc.	3,084,125
		12,427,511
	Trading Companies & Distributors — 1.1%
51,203	Fastenal Co.	3,001,008
Shares	Description	Value

	Trading Companies & Distributors (Continued)
11,303	United Rentals, Inc.	$5,252,278
6,384	W.W. Grainger, Inc.	4,714,520
		12,967,806
	Wireless Telecommunication Services — 0.2%
14,497	T-Mobile US, Inc. (a)	1,997,252
	Total Common Stocks	1,180,712,178
	(Cost $1,016,297,658)
MONEY MARKET FUNDS — 0.1%
1,315,419	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.13% (b)	1,315,419
	(Cost $1,315,419)

	Total Investments — 100.0%	1,182,027,597
	(Cost $1,017,613,077)
	Net Other Assets and Liabilities — (0.0)%	(84,432)
	Net Assets — 100.0%	$1,181,943,165

(a)	Non-income producing security.
(b)	Rate shown reflects yield as of July 31, 2023.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 7/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$1,180,712,178	$1,180,712,178	$—	$—
Money Market Funds	1,315,419	1,315,419	—	—
Total Investments	$1,182,027,597	$1,182,027,597	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Mid Cap Core AlphaDEX® Fund (FNX)
Portfolio of Investments
July 31, 2023

Shares	Description	Value
COMMON STOCKS — 99.9%
	Aerospace & Defense — 1.3%
31,943	BWX Technologies, Inc.	$2,204,067
8,297	Curtiss-Wright Corp.	1,587,714
30,071	Hexcel Corp.	2,125,418
10,045	Huntington Ingalls Industries, Inc.	2,307,035
175,788	Leonardo DRS, Inc. (a)	2,933,902
15,829	Parsons Corp. (a)	782,269
52,212	Spirit AeroSystems Holdings, Inc., Class A	1,661,386
		13,601,791
	Air Freight & Logistics — 0.2%
16,155	C.H. Robinson Worldwide, Inc.	1,618,408
12,129	GXO Logistics, Inc. (a)	813,492
		2,431,900
	Automobile Components — 1.3%
39,772	Adient PLC (a)	1,692,696
77,902	BorgWarner, Inc.	3,622,443
14,044	Fox Factory Holding Corp. (a)	1,571,523
78,131	Gentex Corp.	2,623,639
15,926	Lear Corp.	2,464,708
15,920	Visteon Corp. (a)	2,453,113
		14,428,122
	Automobiles — 0.5%
21,643	Harley-Davidson, Inc.	835,636
36,814	Thor Industries, Inc.	4,251,649
		5,087,285
	Banks — 9.3%
75,899	Bank OZK	3,319,063
37,735	BOK Financial Corp.	3,361,434
155,202	Cadence Bank	3,887,810
71,959	Comerica, Inc.	3,882,908
7,087	Cullen/Frost Bankers, Inc.	769,506
57,740	East West Bancorp, Inc.	3,592,005
266,447	F.N.B. Corp.	3,407,857
2,969	First Citizens BancShares, Inc., Class A	4,249,530
169,248	First Hawaiian, Inc.	3,501,741
127,860	First Interstate BancSystem, Inc., Class A	3,673,418
73,343	Glacier Bancorp, Inc.	2,398,316
99,275	Hancock Whitney Corp.	4,369,093
66,846	Home BancShares, Inc.	1,625,026
68,482	Independent Bank Corp.	4,126,040
338,985	New York Community Bancorp, Inc.	4,701,722
218,661	Old National Bancorp	3,723,797
53,808	Pinnacle Financial Partners, Inc.	4,084,027
50,367	Popular, Inc.	3,654,126
Shares	Description	Value

	Banks (Continued)
40,477	Prosperity Bancshares, Inc.	$2,563,004
34,744	SouthState Corp.	2,698,566
100,765	Synovus Financial Corp.	3,415,933
50,051	UMB Financial Corp.	3,553,621
77,052	United Bankshares, Inc.	2,576,619
91,482	United Community Banks, Inc.	2,659,382
393,310	Valley National Bancorp	4,035,361
80,747	Webster Financial Corp.	3,820,948
104,475	Western Alliance Bancorp (b)	5,427,476
41,974	Wintrust Financial Corp.	3,540,927
113,483	Zions Bancorp N.A. (b)	4,340,725
		100,959,981
	Beverages — 0.6%
25,540	Celsius Holdings, Inc. (a)	3,695,638
3,594	Coca-Cola Consolidated, Inc.	2,276,475
11,575	Molson Coors Beverage Co., Class B	807,588
		6,779,701
	Biotechnology — 1.1%
24,346	Alkermes PLC (a)	712,851
60,670	Amicus Therapeutics, Inc. (a)	826,325
41,825	Apellis Pharmaceuticals, Inc. (a)	1,076,994
40,576	Exact Sciences Corp. (a)	3,957,783
18,687	Intellia Therapeutics, Inc. (a)	791,021
3,515	Karuna Therapeutics, Inc. (a)	702,192
15,661	Natera, Inc. (a)	708,190
226,797	Roivant Sciences Ltd. (a)	2,717,028
		11,492,384
	Broadline Retail — 1.0%
7,006	Dillard’s, Inc., Class A	2,403,338
132,241	Kohl’s Corp.	3,762,257
237,395	Macy’s, Inc.	3,938,383
13,156	Ollie’s Bargain Outlet Holdings, Inc. (a)	958,809
		11,062,787
	Building Products — 3.2%
24,112	AAON, Inc.	2,538,029
26,790	Advanced Drainage Systems, Inc.	3,268,112
19,047	Allegion PLC	2,225,832
10,375	Armstrong World Industries, Inc.	802,610
100,633	AZEK (The) Co., Inc. (a)	3,139,750
28,016	Builders FirstSource, Inc. (a)	4,046,351
21,182	Fortune Brands Innovations, Inc.	1,505,405
11,684	Lennox International, Inc.	4,293,169
39,842	Masco Corp.	2,417,613
29,198	Owens Corning	4,087,428
11,006	Simpson Manufacturing Co., Inc.	1,738,948
See Notes to Financial Statements

First Trust Mid Cap Core AlphaDEX® Fund (FNX)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Building Products (Continued)
11,625	Trex Co., Inc. (a)	$803,752
39,262	UFP Industries, Inc.	4,034,563
		34,901,562
	Capital Markets — 1.9%
5,083	Affiliated Managers Group, Inc.	704,707
24,664	Evercore, Inc., Class A	3,331,120
63,769	Federated Hermes, Inc.	2,157,305
15,504	Houlihan Lokey, Inc.	1,548,075
27,519	Interactive Brokers Group, Inc., Class A	2,403,234
226,662	Invesco Ltd.	3,807,922
68,921	Jefferies Financial Group, Inc.	2,535,604
23,814	Lazard Ltd., Class A	835,871
76,356	Robinhood Markets, Inc., Class A (a)	981,938
38,313	Stifel Financial Corp.	2,434,408
		20,740,184
	Chemicals — 2.6%
37,264	Avient Corp.	1,510,310
92,904	Axalta Coating Systems Ltd. (a)	2,972,928
5,654	Balchem Corp.	761,820
11,393	Cabot Corp.	808,903
61,970	Chemours (The) Co.	2,291,651
27,306	Eastman Chemical Co.	2,336,847
79,378	Element Solutions, Inc.	1,663,763
21,311	H.B. Fuller Co.	1,577,653
141,014	Huntsman Corp.	4,197,987
111,125	Livent Corp. (a)	2,735,897
5,684	NewMarket Corp.	2,567,463
74,144	Olin Corp.	4,276,626
8,491	RPM International, Inc.	877,205
		28,579,053
	Commercial Services & Supplies — 1.2%
25,276	Casella Waste Systems, Inc., Class A (a)	2,039,521
23,173	Clean Harbors, Inc. (a)	3,852,743
28,160	Driven Brands Holdings, Inc. (a)	728,499
13,142	MSA Safety, Inc.	2,181,572
32,819	Stericycle, Inc. (a)	1,394,479
13,963	Tetra Tech, Inc.	2,362,679
		12,559,493
	Communications Equipment — 0.5%
15,270	Calix, Inc. (a)	688,830
35,868	Ciena Corp. (a)	1,513,630
10,419	F5, Inc. (a)	1,648,702
72,969	Juniper Networks, Inc.	2,028,538
		5,879,700
Shares	Description	Value

	Construction & Engineering — 2.0%
17,996	AECOM	$1,565,652
139,773	API Group Corp. (a)	4,019,871
23,206	Comfort Systems USA, Inc.	4,037,148
20,621	EMCOR Group, Inc.	4,434,340
181,958	MDU Resources Group, Inc.	4,024,911
5,238	Valmont Industries, Inc.	1,386,761
47,836	WillScot Mobile Mini Holdings Corp. (a)	2,293,736
		21,762,419
	Construction Materials — 0.6%
20,438	Eagle Materials, Inc.	3,768,154
80,534	Summit Materials, Inc., Class A (c)	2,913,720
		6,681,874
	Consumer Finance — 1.5%
112,854	Ally Financial, Inc.	3,446,561
1,500	Credit Acceptance Corp. (a)	834,900
24,496	FirstCash Holdings, Inc.	2,333,979
69,768	OneMain Holdings, Inc.	3,173,049
93,388	SLM Corp.	1,511,018
456,856	SoFi Technologies, Inc. (a)	5,231,001
		16,530,508
	Consumer Staples Distribution & Retail — 0.9%
24,188	BJ’s Wholesale Club Holdings, Inc. (a)	1,603,906
12,500	Casey’s General Stores, Inc.	3,158,250
25,301	Performance Food Group Co. (a)	1,511,988
62,241	Sprouts Farmers Market, Inc. (a)	2,442,959
34,638	US Foods Holding Corp. (a)	1,480,082
		10,197,185
	Containers & Packaging — 1.4%
6,576	AptarGroup, Inc.	798,721
47,377	Berry Global Group, Inc.	3,106,510
8,772	Crown Holdings, Inc.	813,691
95,134	Graphic Packaging Holding Co.	2,302,243
22,124	Greif, Inc., Class A	1,636,512
19,052	Sealed Air Corp.	869,152
32,503	Silgan Holdings, Inc.	1,425,257
51,647	Sonoco Products Co.	3,028,580
26,215	Westrock Co.	872,697
		14,853,363
	Diversified Telecommunication Services — 0.7%
204,410	Frontier Communications Parent, Inc. (a)	3,722,306
See Notes to Financial Statements

First Trust Mid Cap Core AlphaDEX® Fund (FNX)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Diversified Telecommunication Services (Continued)
36,801	Iridium Communications, Inc.	$1,933,893
1,348,738	Lumen Technologies, Inc.	2,414,241
		8,070,440
	Electric Utilities — 1.2%
52,581	ALLETE, Inc.	3,019,727
63,152	Hawaiian Electric Industries, Inc.	2,424,405
22,282	IDACORP, Inc.	2,291,035
28,065	Pinnacle West Capital Corp.	2,324,344
65,091	Portland General Electric Co.	3,102,888
		13,162,399
	Electrical Equipment — 0.9%
18,692	Acuity Brands, Inc.	3,088,666
24,434	Atkore, Inc. (a)	3,876,943
7,022	EnerSys	760,623
5,109	Generac Holdings, Inc. (a)	785,253
9,904	Regal Rexnord Corp.	1,546,807
		10,058,292
	Electronic Equipment, Instruments & Components — 2.7%
13,675	Advanced Energy Industries, Inc.	1,711,837
26,602	Arrow Electronics, Inc. (a)	3,791,849
75,523	Avnet, Inc.	3,662,865
20,656	Badger Meter, Inc.	3,400,804
31,867	Belden, Inc.	3,079,627
13,602	Cognex Corp.	742,941
14,947	Coherent Corp. (a)	707,890
10,414	Insight Enterprises, Inc. (a)	1,527,630
14,121	Jabil, Inc.	1,562,771
7,846	Littelfuse, Inc.	2,389,892
50,575	Sanmina Corp. (a)	3,108,339
32,426	TD SYNNEX Corp.	3,200,770
23,657	Vontier Corp.	731,711
		29,618,926
	Energy Equipment & Services — 1.7%
18,007	Cactus, Inc., Class A	914,395
98,200	ChampionX Corp.	3,495,920
21,497	Helmerich & Payne, Inc.	962,421
190,034	NOV, Inc.	3,815,883
127,324	Patterson-UTI Energy, Inc.	2,016,812
24,219	Valaris Ltd. (a)	1,860,019
57,365	Weatherford International PLC (a)	4,767,032
		17,832,482
Shares	Description	Value

	Entertainment — 0.1%
4,052	Madison Square Garden Sports Corp.	$862,063
	Financial Services — 2.8%
56,115	Equitable Holdings, Inc.	1,609,939
81,416	Essent Group Ltd.	4,038,234
6,493	Euronet Worldwide, Inc. (a)	570,540
124,475	Jackson Financial, Inc., Class A	4,110,165
241,302	MGIC Investment Corp.	4,039,395
150,720	Radian Group, Inc.	4,058,890
33,665	Shift4 Payments, Inc., Class A (a)	2,322,548
168,817	Toast, Inc., Class A (a)	3,725,791
21,254	Voya Financial, Inc.	1,578,322
194,894	Western Union (The) Co.	2,373,809
8,371	WEX, Inc. (a)	1,585,049
		30,012,682
	Food Products — 1.4%
35,840	Darling Ingredients, Inc. (a)	2,481,920
61,258	Flowers Foods, Inc.	1,513,685
28,771	Ingredion, Inc.	3,201,062
7,580	Lancaster Colony Corp.	1,460,135
35,179	Post Holdings, Inc. (a)	3,000,769
1,070	Seaboard Corp.	3,857,350
		15,514,921
	Gas Utilities — 0.6%
29,763	ONE Gas, Inc.	2,355,146
11,972	Southwest Gas Holdings, Inc.	789,434
48,046	Spire, Inc.	3,054,284
		6,198,864
	Ground Transportation — 2.3%
16,662	Avis Budget Group, Inc. (a)	3,670,472
207,189	Hertz Global Holdings, Inc. (a)	3,491,135
68,579	Knight-Swift Transportation Holdings, Inc.	4,166,174
11,875	Landstar System, Inc.	2,417,631
79,463	Lyft, Inc., Class A (a)	1,009,975
44,937	Ryder System, Inc.	4,590,314
11,128	Saia, Inc. (a)	4,708,702
12,917	XPO, Inc. (a)	894,373
		24,948,776
	Health Care Equipment & Supplies — 2.2%
11,883	Enovis Corp. (a)	759,324
45,039	Envista Holdings Corp. (a)	1,549,792
17,900	Haemonetics Corp. (a)	1,651,096
11,737	Inspire Medical Systems, Inc. (a)	3,378,026
55,582	Integra LifeSciences Holdings Corp. (a)	2,527,314
36,321	Lantheus Holdings, Inc. (a)	3,141,403
See Notes to Financial Statements

First Trust Mid Cap Core AlphaDEX® Fund (FNX)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Health Care Equipment & Supplies (Continued)
18,223	Merit Medical Systems, Inc. (a)	$1,360,711
8,861	Penumbra, Inc. (a)	2,688,073
27,590	QuidelOrtho Corp. (a)	2,410,262
13,351	Shockwave Medical, Inc. (a)	3,479,271
3,148	Teleflex, Inc.	790,683
		23,735,955
	Health Care Providers & Services — 1.7%
19,138	Acadia Healthcare Co., Inc. (a)	1,512,476
43,948	agilon health, Inc. (a)	841,604
20,950	AMN Healthcare Services, Inc. (a)	2,244,792
7,586	DaVita, Inc. (a)	773,696
11,253	Encompass Health Corp.	743,036
15,964	Ensign Group (The), Inc.	1,546,433
12,070	HealthEquity, Inc. (a)	820,036
18,792	Henry Schein, Inc. (a)	1,480,622
46,910	Option Care Health, Inc. (a)	1,584,620
110,201	Premier, Inc., Class A	3,058,078
23,918	Select Medical Holdings Corp.	717,779
9,363	Tenet Healthcare Corp. (a)	699,697
19,321	Universal Health Services, Inc., Class B	2,684,846
		18,707,715
	Health Care REITs — 0.7%
80,809	Healthcare Realty Trust, Inc.	1,578,200
329,174	Medical Properties Trust, Inc.	3,321,366
163,410	Physicians Realty Trust	2,408,663
		7,308,229
	Health Care Technology — 0.1%
30,095	Teladoc Health, Inc. (a)	895,928
	Hotel & Resort REITs — 0.3%
50,431	Apple Hospitality REIT, Inc.	781,680
24,602	Ryman Hospitality Properties, Inc.	2,344,325
		3,126,005
	Hotels, Restaurants & Leisure — 5.4%
88,505	Aramark	3,572,947
43,941	Boyd Gaming Corp.	3,002,049
59,805	Caesars Entertainment, Inc. (a)	3,529,691
202,346	Carnival Corp. (a)	3,812,199
12,967	Choice Hotels International, Inc.	1,695,435
21,903	Churchill Downs, Inc.	2,537,463
143,402	DraftKings, Inc., Class A (a)	4,557,316
67,082	Hilton Grand Vacations, Inc. (a)	3,119,313
33,255	Hyatt Hotels Corp., Class A	4,201,769
Shares	Description	Value

	Hotels, Restaurants & Leisure (Continued)
193,706	Life Time Group Holdings, Inc. (a)	$3,504,142
33,249	Light & Wonder, Inc. (a)	2,337,405
6,210	Marriott Vacations Worldwide Corp.	798,047
175,020	Norwegian Cruise Line Holdings Ltd. (a)	3,862,691
158,559	Penn Entertainment, Inc. (a)	4,168,516
27,211	SeaWorld Entertainment, Inc. (a)	1,506,673
27,147	Texas Roadhouse, Inc.	3,028,248
56,670	Travel + Leisure Co.	2,308,169
6,054	Vail Resorts, Inc.	1,425,656
35,035	Wendy’s (The) Co.	752,902
15,229	Wingstop, Inc.	2,567,305
14,433	Wynn Resorts Ltd.	1,572,908
		57,860,844
	Household Durables — 2.0%
77,180	Leggett & Platt, Inc.	2,258,287
26,782	Meritage Homes Corp.	3,989,179
14,774	Mohawk Industries, Inc. (a)	1,571,067
87,592	Newell Brands, Inc.	977,527
78,126	Taylor Morrison Home Corp. (a)	3,782,861
57,052	Tempur Sealy International, Inc.	2,546,231
48,188	Toll Brothers, Inc.	3,870,942
8,595	TopBuild Corp. (a)	2,354,428
		21,350,522
	Household Products — 0.1%
26,975	Reynolds Consumer Products, Inc.	746,668
	Independent Power and Renewable Electricity Producers — 0.4%
145,150	Vistra Corp.	4,072,909
	Industrial REITs — 0.4%
47,186	Americold Realty Trust, Inc.	1,529,770
14,476	First Industrial Realty Trust, Inc.	748,409
42,479	STAG Industrial, Inc.	1,541,988
		3,820,167
	Insurance — 2.9%
29,246	American Equity Investment Life Holding Co.	1,569,633
12,835	American Financial Group, Inc.	1,560,864
6,062	Assurant, Inc.	815,400
27,312	Assured Guaranty Ltd.	1,632,711
28,313	Axis Capital Holdings Ltd.	1,560,613
6,241	Enstar Group Ltd. (a)	1,596,947
63,502	Fidelity National Financial, Inc.	2,487,373
26,729	First American Financial Corp.	1,694,084
13,903	Globe Life, Inc.	1,559,499
8,146	Kinsale Capital Group, Inc.	3,035,444
See Notes to Financial Statements

First Trust Mid Cap Core AlphaDEX® Fund (FNX)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Insurance (Continued)
90,829	Old Republic International Corp.	$2,504,156
3,854	Primerica, Inc.	819,746
16,484	Reinsurance Group of America, Inc.	2,313,529
8,172	RenaissanceRe Holdings Ltd.	1,526,203
33,950	Ryan Specialty Holdings, Inc. (a)	1,471,393
7,942	Selective Insurance Group, Inc.	819,535
63,902	Unum Group	3,106,276
547	White Mountains Insurance Group Ltd.	846,220
		30,919,626
	Interactive Media & Services — 0.1%
21,753	Ziff Davis, Inc. (a)	1,577,528
	IT Services — 0.1%
57,038	DXC Technology Co. (a)	1,577,101
	Leisure Products — 0.8%
35,183	Brunswick Corp.	3,036,645
11,765	Hasbro, Inc.	759,549
39,000	Mattel, Inc. (a)	830,700
25,205	Polaris, Inc.	3,423,847
38,391	Topgolf Callaway Brands Corp. (a)	766,668
		8,817,409
	Life Sciences Tools & Services — 0.4%
13,646	10X Genomics, Inc., Class A (a)	859,425
12,693	Medpace Holdings, Inc. (a)	3,213,487
		4,072,912
	Machinery — 4.2%
23,195	AGCO Corp.	3,087,255
8,170	Albany International Corp., Class A	786,608
67,486	Allison Transmission Holdings, Inc.	3,960,753
67,510	Crane NXT Co.	3,993,217
12,191	Donaldson Co., Inc.	765,961
34,356	Esab Corp.	2,360,257
41,024	Flowserve Corp.	1,549,066
29,624	Franklin Electric Co., Inc.	2,927,444
26,474	Graco, Inc.	2,100,183
24,525	ITT, Inc.	2,442,690
6,284	John Bean Technologies Corp.	776,765
15,345	Lincoln Electric Holdings, Inc.	3,079,895
10,311	Middleby (The) Corp. (a)	1,565,725
43,655	Mueller Industries, Inc.	3,538,674
17,602	Oshkosh Corp.	1,620,616
7,007	RBC Bearings, Inc. (a)	1,583,932
63,683	Terex Corp.	3,733,734
Shares	Description	Value

	Machinery (Continued)
24,976	Timken (The) Co.	$2,319,271
7,497	Toro (The) Co.	762,070
12,443	Watts Water Technologies, Inc., Class A	2,320,993
		45,275,109
	Marine Transportation — 0.2%
29,709	Kirby Corp. (a)	2,420,689
	Media — 1.3%
3,480	Cable One, Inc.	2,519,311
578,177	DISH Network Corp., Class A (a)	4,584,944
19,352	New York Times (The) Co., Class A	788,788
117,236	News Corp., Class A	2,323,617
22,877	Nexstar Media Group, Inc.	4,271,593
		14,488,253
	Metals & Mining — 1.3%
86,143	ATI, Inc. (a)	4,107,298
181,870	Cleveland-Cliffs, Inc. (a)	3,210,005
57,885	Commercial Metals Co.	3,312,180
152,346	United States Steel Corp.	3,884,823
		14,514,306
	Mortgage REITs — 0.8%
76,165	Annaly Capital Management, Inc.	1,530,155
109,857	Blackstone Mortgage Trust, Inc., Class A (b)	2,525,612
244,503	Rithm Capital Corp.	2,464,590
117,840	Starwood Property Trust, Inc.	2,444,002
		8,964,359
	Multi-Utilities — 0.3%
50,585	Black Hills Corp.	3,051,793
	Office REITs — 1.0%
52,929	Boston Properties, Inc.	3,526,659
133,690	Cousins Properties, Inc.	3,266,047
126,626	Kilroy Realty Corp.	4,520,548
		11,313,254
	Oil, Gas & Consumable Fuels — 4.8%
131,386	Antero Midstream Corp.	1,568,749
33,088	Antero Resources Corp. (a)	885,104
45,532	Chesapeake Energy Corp.	3,840,169
24,773	Chord Energy Corp.	3,885,397
43,941	Civitas Resources, Inc.	3,289,423
17,667	Denbury, Inc. (a)	1,553,106
61,493	DT Midstream, Inc.	3,291,105
92,638	EQT Corp.	3,907,471
85,411	HF Sinclair Corp.	4,449,059
See Notes to Financial Statements

First Trust Mid Cap Core AlphaDEX® Fund (FNX)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Oil, Gas & Consumable Fuels (Continued)
36,462	Magnolia Oil & Gas Corp., Class A	$807,633
29,130	Matador Resources Co.	1,620,502
59,689	Murphy Oil Corp.	2,582,743
93,068	PBF Energy, Inc., Class A	4,415,146
175,909	Peabody Energy Corp.	3,947,398
103,680	Range Resources Corp.	3,258,663
120,461	SM Energy Co.	4,371,530
633,975	Southwestern Energy Co. (a)	4,108,158
		51,781,356
	Paper & Forest Products — 0.3%
40,653	Louisiana-Pacific Corp.	3,094,913
	Passenger Airlines — 0.4%
14,329	Alaska Air Group, Inc. (a)	696,819
212,386	American Airlines Group, Inc. (a)	3,557,466
		4,254,285
	Personal Care Products — 0.6%
83,283	BellRing Brands, Inc. (a)	2,994,024
62,004	Coty, Inc., Class A (a)	746,528
16,905	Inter Parfums, Inc.	2,528,312
		6,268,864
	Pharmaceuticals — 0.9%
17,576	Catalent, Inc. (a)	852,788
302,996	Elanco Animal Health, Inc. (a)	3,657,162
36,103	Intra-Cellular Therapies, Inc. (a)	2,232,609
73,238	Organon & Co.	1,609,771
22,446	Perrigo Co. PLC	822,421
		9,174,751
	Professional Services — 2.5%
82,473	Alight, Inc., Class A (a)	806,586
40,304	ASGN, Inc. (a)	3,076,001
4,472	CACI International, Inc., Class A (a)	1,567,168
11,380	Ceridian HCM Holding, Inc. (a)	805,818
47,186	Concentrix Corp.	3,927,763
131,725	Dun & Bradstreet Holdings, Inc.	1,556,989
4,006	FTI Consulting, Inc. (a)	701,691
40,565	Genpact Ltd.	1,463,991
19,216	Insperity, Inc.	2,260,762
35,140	KBR, Inc.	2,160,759
28,791	ManpowerGroup, Inc.	2,271,034
9,017	Maximus, Inc.	755,264
30,392	Robert Half, Inc.	2,253,567
Shares	Description	Value

	Professional Services (Continued)
13,551	Science Applications International Corp.	$1,644,278
16,047	TriNet Group, Inc. (a)	1,688,626
		26,940,297
	Real Estate Management & Development — 0.5%
19,312	Howard Hughes (The) Corp. (a)	1,630,512
19,566	Jones Lang LaSalle, Inc. (a)	3,258,717
		4,889,229
	Residential REITs — 0.5%
21,497	American Homes 4 Rent, Class A	805,708
84,458	Apartment Income REIT Corp.	2,917,179
83,648	Independence Realty Trust, Inc.	1,425,362
		5,148,249
	Retail REITs — 0.2%
102,333	Kite Realty Group Trust	2,341,379
	Semiconductors & Semiconductor Equipment — 2.6%
50,644	Allegro MicroSystems, Inc. (a)	2,613,737
128,075	Amkor Technology, Inc.	3,725,702
20,783	Axcelis Technologies, Inc. (a)	4,166,576
16,479	Diodes, Inc. (a)	1,557,101
23,797	Lattice Semiconductor Corp. (a)	2,164,099
14,099	MKS Instruments, Inc.	1,539,188
26,172	Onto Innovation, Inc. (a)	3,253,703
8,048	Power Integrations, Inc.	781,783
59,378	Rambus, Inc. (a)	3,717,656
9,662	Silicon Laboratories, Inc. (a)	1,440,990
26,776	Synaptics, Inc. (a)	2,418,140
5,286	Universal Display Corp.	771,122
		28,149,797
	Software — 3.9%
42,156	Bentley Systems, Inc., Class B	2,271,365
25,937	Box, Inc., Class A (a)	810,531
271,912	CCC Intelligent Solutions Holdings, Inc. (a)	2,996,470
107,907	Confluent, Inc., Class A (a)	3,727,108
9,105	Dolby Laboratories, Inc., Class A	806,794
97,899	DoubleVerify Holdings, Inc. (a)	4,121,548
85,717	Dropbox, Inc., Class A (a)	2,310,073
44,415	Dynatrace, Inc. (a)	2,429,056
23,769	Elastic N.V. (a)	1,579,450
18,486	Five9, Inc. (a)	1,622,147
44,729	Gitlab, Inc., Class A (a)	2,219,900
10,015	Guidewire Software, Inc. (a)	849,472
15,251	Manhattan Associates, Inc. (a)	2,907,146
90,718	NCR Corp. (a)	2,438,500
See Notes to Financial Statements

First Trust Mid Cap Core AlphaDEX® Fund (FNX)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Software (Continued)
11,646	New Relic, Inc. (a)	$978,031
54,334	Nutanix, Inc., Class A (a)	1,640,887
35,133	Procore Technologies, Inc. (a)	2,664,838
5,899	Qualys, Inc. (a)	818,781
15,871	SPS Commerce, Inc. (a)	2,862,970
14,992	Workiva, Inc. (a)	1,578,508
		41,633,575
	Specialized REITs — 0.3%
7,677	Lamar Advertising Co., Class A	757,720
43,257	PotlatchDeltic Corp.	2,319,873
		3,077,593
	Specialty Retail — 4.8%
28,196	Academy Sports & Outdoors, Inc.	1,685,839
43,358	Advance Auto Parts, Inc.	3,225,402
15,848	Asbury Automotive Group, Inc. (a)	3,575,309
23,147	AutoNation, Inc. (a)	3,726,204
40,642	Bath & Body Works, Inc.	1,506,192
9,103	CarMax, Inc. (a)	751,999
38,614	Chewy, Inc., Class A (a)	1,309,015
11,529	Dick’s Sporting Goods, Inc.	1,625,589
7,755	Five Below, Inc. (a)	1,615,677
29,320	Floor & Decor Holdings, Inc., Class A (a)	3,367,402
140,545	Foot Locker, Inc.	3,776,444
256,004	Gap (The), Inc.	2,636,841
12,528	Lithia Motors, Inc.	3,890,320
12,248	Murphy USA, Inc.	3,760,503
18,295	Penske Automotive Group, Inc.	2,953,179
2,311	RH (a)	897,061
58,384	Signet Jewelers Ltd.	4,699,328
20,316	Valvoline, Inc.	771,398
131,159	Victoria’s Secret & Co. (a)	2,687,448
24,357	Williams-Sonoma, Inc.	3,376,854
		51,838,004
	Technology Hardware, Storage & Peripherals — 0.8%
82,785	Pure Storage, Inc., Class A (a)	3,062,217
15,287	Super Micro Computer, Inc. (a)	5,048,838
		8,111,055
	Textiles, Apparel & Luxury Goods — 1.8%
20,332	Crocs, Inc. (a)	2,202,972
5,776	Deckers Outdoor Corp. (a)	3,140,353
26,904	PVH Corp.	2,411,675
18,540	Ralph Lauren Corp.	2,434,858
43,412	Skechers U.S.A., Inc., Class A (a)	2,412,839
Shares	Description	Value

	Textiles, Apparel & Luxury Goods (Continued)
35,610	Tapestry, Inc.	$1,536,571
527,726	Under Armour, Inc., Class A (a)	4,253,472
39,917	VF Corp.	790,756
		19,183,496
	Trading Companies & Distributors — 2.8%
91,045	Air Lease Corp.	3,854,845
21,047	Applied Industrial Technologies, Inc.	3,051,605
45,916	Beacon Roofing Supply, Inc. (a)	3,933,624
121,576	Core & Main, Inc., Class A (a)	3,843,017
11,840	GATX Corp.	1,484,262
27,842	Herc Holdings, Inc.	3,726,095
31,993	MSC Industrial Direct Co., Inc., Class A	3,228,734
4,554	SiteOne Landscape Supply, Inc. (a)	774,180
7,991	Watsco, Inc.	3,022,116
21,280	WESCO International, Inc.	3,736,130
		30,654,608
	Total Common Stocks	1,079,967,869
	(Cost $922,350,610)
MONEY MARKET FUNDS — 0.2%
945,375	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 5.23% (d) (e)	945,375
1,366,194	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.13% (d)	1,366,194
	Total Money Market Funds	2,311,569
	(Cost $2,311,569)

See Notes to Financial Statements

First Trust Mid Cap Core AlphaDEX® Fund (FNX)
Portfolio of Investments (Continued)
July 31, 2023
Principal Value	Description	Value
REPURCHASE AGREEMENTS — 0.9%
$9,346,695	BNP Paribas S.A., 5.24% (d), dated 07/31/23, due 08/01/23, with a maturity value of $9,348,056. Collateralized by U.S. Treasury Securities, interest rates of 1.75% to 3.88%, due 12/31/24 to 03/31/25. The value of the collateral including accrued interest is $9,533,838. (e)	$9,346,695
	(Cost $9,346,695)

	Total Investments — 101.0%	1,091,626,133
	(Cost $934,008,874)
	Net Other Assets and Liabilities — (1.0)%	(10,792,218)
	Net Assets — 100.0%	$1,080,833,915

(a)	Non-income producing security.
(b)
All or a portion of this security is on loan (see Note 2D -
Securities Lending in the Notes to Financial Statements). The
remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate
value of such securities, including those sold and pending
settlement, is $9,958,578 and the total value of the collateral held by the Fund is $10,292,070.

(c)	Non-income producing security which makes payment-in- kind (“PIK”) distributions. There were no in-kind distributions received for the fiscal year ended July 31, 2023.
(d)	Rate shown reflects yield as of July 31, 2023.
(e)	This security serves as collateral for securities on loan.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 7/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$1,079,967,869	$1,079,967,869	$—	$—
Money Market Funds	2,311,569	2,311,569	—	—
Repurchase Agreements	9,346,695	—	9,346,695	—
Total Investments	$1,091,626,133	$1,082,279,438	$9,346,695	$—

*	See Portfolio of Investments for industry breakout.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Securities Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities(1)	$9,958,578
Non-cash Collateral(2)	(9,958,578)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At July 31, 2023, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities(3)	$9,346,695
Non-cash Collateral(4)	(9,346,695)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At July 31, 2023, the value of the collateral received from each seller exceeded the value of the repurchase agreements.
See Notes to Financial Statements

First Trust Small Cap Core AlphaDEX® Fund (FYX)
Portfolio of Investments
July 31, 2023

Shares	Description	Value
COMMON STOCKS — 99.9%
	Aerospace & Defense — 0.9%
17,756	AAR Corp. (a)	$1,061,809
15,039	AeroVironment, Inc. (a)	1,432,615
14,824	Mercury Systems, Inc. (a)	563,016
9,459	Moog, Inc., Class A	997,357
427,347	Rocket Lab USA, Inc. (a)	3,149,547
10,350	V2X, Inc. (a)	532,611
		7,736,955
	Air Freight & Logistics — 0.8%
135,883	Air Transport Services Group, Inc. (a)	2,739,401
9,665	Forward Air Corp.	1,148,589
31,923	Hub Group, Inc., Class A (a)	2,877,220
		6,765,210
	Automobile Components — 1.8%
30,165	Dana, Inc.	572,532
13,011	Dorman Products, Inc. (a)	1,101,902
9,075	Gentherm, Inc. (a)	542,413
149,946	Goodyear Tire & Rubber (The) Co. (a)	2,411,132
12,176	LCI Industries	1,659,223
223,612	Luminar Technologies, Inc. (a) (b)	1,654,729
77,652	Modine Manufacturing Co. (a)	2,916,609
32,053	Patrick Industries, Inc.	2,774,187
24,358	XPEL, Inc. (a) (c)	1,978,600
		15,611,327
	Automobiles — 0.3%
38,447	Winnebago Industries, Inc.	2,645,154
	Banks — 14.1%
36,689	1st Source Corp.	1,720,714
59,959	Ameris Bancorp	2,617,210
157,985	Associated Banc-Corp.	2,993,816
79,045	Atlantic Union Bankshares Corp.	2,527,859
39,007	Axos Financial, Inc. (a)	1,833,329
11,151	BancFirst Corp.	1,113,985
31,411	Bancorp (The), Inc. (a)	1,190,477
37,311	Bank of Hawaii Corp. (b)	2,131,577
95,186	BankUnited, Inc.	2,840,350
46,969	Banner Corp.	2,236,194
74,215	Berkshire Hills Bancorp, Inc.	1,692,844
234,698	Brookline Bancorp, Inc.	2,506,575
249,346	Capitol Federal Financial, Inc.	1,653,164
63,721	Cathay General Bancorp	2,423,947
5,699	City Holding Co.	563,688
50,575	Columbia Banking System, Inc.	1,130,351
21,878	Community Bank System, Inc.	1,177,693
145,437	Dime Community Bancshares, Inc.	3,257,789
Shares	Description	Value

	Banks (Continued)
121,176	Eagle Bancorp, Inc.	$3,356,575
52,461	Enterprise Financial Services Corp.	2,150,901
54,844	FB Financial Corp.	1,942,574
51,716	First Bancorp	1,710,765
125,896	First BanCorp	1,869,556
102,053	First Busey Corp.	2,210,468
121,615	First Commonwealth Financial Corp.	1,756,121
100,354	First Financial Bancorp	2,317,174
72,664	First Merchants Corp.	2,333,968
172,090	Fulton Financial Corp.	2,460,887
92,002	Heartland Financial USA, Inc.	3,159,349
32,599	Hilltop Holdings, Inc.	1,008,287
304,525	Hope Bancorp, Inc.	3,307,141
44,554	Independent Bank Group, Inc.	1,999,138
46,412	International Bancshares Corp.	2,303,892
58,475	Live Oak Bancshares, Inc.	2,214,448
52,978	National Bank Holdings Corp., Class A	1,820,324
48,302	NBT Bancorp, Inc.	1,796,834
145,139	Northwest Bancshares, Inc.	1,793,918
164,153	OceanFirst Financial Corp.	3,058,170
78,651	OFG Bancorp	2,634,022
52,510	Origin Bancorp, Inc.	1,711,826
99,194	Pacific Premier Bancorp, Inc.	2,533,415
62,920	PacWest Bancorp (b)	585,156
10,024	Park National Corp.	1,117,876
33,182	Pathward Financial, Inc.	1,724,137
125,535	Provident Financial Services, Inc.	2,327,419
78,500	Renasant Corp.	2,428,790
113,056	Sandy Spring Bancorp, Inc.	2,766,480
46,412	Seacoast Banking Corp. of Florida	1,146,841
118,917	Simmons First National Corp., Class A	2,400,934
78,413	Southside Bancshares, Inc.	2,604,096
44,805	Stellar Bancorp, Inc.	1,113,852
39,829	Texas Capital Bancshares, Inc. (a)	2,543,082
66,198	TowneBank	1,673,485
16,893	Triumph Financial, Inc.	1,197,883
72,845	Trustmark Corp.	1,912,910
143,006	Veritex Holdings, Inc.	3,076,059
77,351	Washington Federal, Inc.	2,400,975
80,099	WesBanco, Inc.	2,243,573
54,381	WSFS Financial Corp.	2,379,169
		122,704,032
	Beverages — 0.1%
9,650	MGP Ingredients, Inc.	1,100,197
See Notes to Financial Statements

First Trust Small Cap Core AlphaDEX® Fund (FYX)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Biotechnology — 3.0%
85,650	ACADIA Pharmaceuticals, Inc. (a)	$2,504,406
54,326	Agios Pharmaceuticals, Inc. (a)	1,440,726
59,632	Bridgebio Pharma, Inc. (a)	2,087,716
38,158	Catalyst Pharmaceuticals, Inc. (a)	527,725
158,768	Dynavax Technologies Corp. (a)	2,221,164
319,513	Geron Corp. (a)	1,035,222
48,610	Insmed, Inc. (a)	1,073,795
126,002	MannKind Corp. (a)	575,829
44,725	Morphic Holding, Inc. (a)	2,537,249
15,020	Prothena Corp. PLC (a)	1,034,427
12,610	PTC Therapeutics, Inc. (a)	508,687
137,301	Recursion Pharmaceuticals, Inc., Class A (a)	1,938,690
38,344	REVOLUTION Medicines, Inc. (a)	1,006,530
31,099	Rhythm Pharmaceuticals, Inc. (a) (b)	554,806
43,623	Sage Therapeutics, Inc. (a)	1,512,846
82,579	TG Therapeutics, Inc. (a)	1,708,560
25,063	Twist Bioscience Corp. (a)	610,034
11,114	Ultragenyx Pharmaceutical, Inc. (a)	479,236
60,405	Veracyte, Inc. (a)	1,658,117
40,950	Vericel Corp. (a)	1,470,924
		26,486,689
	Broadline Retail — 0.1%
25,051	Nordstrom, Inc. (b)	578,929
	Building Products — 1.5%
15,427	CSW Industrials, Inc.	2,785,345
16,302	Gibraltar Industries, Inc. (a)	1,054,250
63,625	Griffon Corp.	2,654,435
39,910	Hayward Holdings, Inc. (a)	533,198
192,428	Janus International Group, Inc. (a)	2,197,528
52,777	PGT Innovations, Inc. (a)	1,509,950
145,192	Resideo Technologies, Inc. (a)	2,717,994
		13,452,700
	Capital Markets — 2.0%
13,044	Artisan Partners Asset Management, Inc., Class A	541,195
51,868	AssetMark Financial Holdings, Inc. (a)	1,550,853
33,460	B. Riley Financial, Inc. (b)	1,858,034
115,763	BGC Group, Inc., Class A	551,032
33,793	Donnelley Financial Solutions, Inc. (a)	1,598,409
76,216	Golub Capital BDC, Inc. (b)	1,061,689
19,237	Hamilton Lane, Inc., Class A	1,701,128
Shares	Description	Value

	Capital Markets (Continued)
11,308	Moelis & Co., Class A	$552,170
7,933	Piper Sandler Cos.	1,161,074
18,518	StoneX Group, Inc. (a)	1,703,841
65,037	Victory Capital Holdings, Inc., Class A	2,156,627
60,016	Virtu Financial, Inc., Class A	1,113,897
7,794	Virtus Investment Partners, Inc.	1,603,459
		17,153,408
	Chemicals — 1.8%
73,301	AdvanSix, Inc.	2,940,103
89,495	Ecovyst, Inc. (a)	1,099,894
8,819	Ingevity Corp. (a)	564,592
10,213	Innospec, Inc.	1,094,221
135,668	Mativ Holdings, Inc.	2,135,414
35,554	Minerals Technologies, Inc.	2,181,238
96,668	Orion S.A.	2,118,963
250,156	Perimeter Solutions S.A. (a)	1,390,867
14,418	Sensient Technologies Corp.	923,329
16,101	Stepan Co.	1,542,798
		15,991,419
	Commercial Services & Supplies — 2.1%
24,048	ABM Industries, Inc.	1,112,941
32,340	Brady Corp., Class A	1,668,097
30,244	Brink’s (The) Co.	2,206,602
272,485	CoreCivic, Inc. (a)	2,643,104
358,114	GEO Group (The), Inc. (a)	2,675,112
72,795	HNI Corp.	2,117,607
173,486	MillerKnoll, Inc.	3,395,121
24,353	Montrose Environmental Group, Inc. (a)	985,566
9,923	UniFirst Corp.	1,610,503
		18,414,653
	Communications Equipment — 1.1%
97,399	ADTRAN Holdings, Inc.	947,692
52,074	Digi International, Inc. (a)	2,183,463
98,432	Extreme Networks, Inc. (a)	2,617,307
126,857	Harmonic, Inc. (a)	1,892,706
49,706	NetScout Systems, Inc. (a)	1,389,283
12,428	Viasat, Inc. (a)	384,522
45,264	Viavi Solutions, Inc. (a)	492,020
		9,906,993
	Construction & Engineering — 1.1%
10,548	Ameresco, Inc., Class A (a)	613,999
27,070	Arcosa, Inc.	2,089,263
16,338	Construction Partners, Inc., Class A (a)	480,337
22,564	Dycom Industries, Inc. (a)	2,246,923
38,672	Granite Construction, Inc.	1,582,845
See Notes to Financial Statements

First Trust Small Cap Core AlphaDEX® Fund (FYX)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Construction & Engineering (Continued)
3,708	MYR Group, Inc. (a)	$528,612
67,322	Primoris Services Corp.	2,138,147
		9,680,126
	Consumer Finance — 1.4%
81,687	Bread Financial Holdings, Inc.	3,395,729
21,095	Encore Capital Group, Inc. (a)	1,128,582
48,270	Enova International, Inc. (a)	2,659,194
110,400	Navient Corp.	2,102,016
15,947	Nelnet, Inc., Class A	1,573,650
44,887	PRA Group, Inc. (a)	1,071,004
		11,930,175
	Consumer Staples Distribution & Retail — 1.5%
44,450	Andersons (The), Inc.	2,170,049
57,361	Chefs’ Warehouse (The), Inc. (a)	2,084,499
16,753	Grocery Outlet Holding Corp. (a)	560,388
31,020	Ingles Markets, Inc., Class A	2,630,496
13,847	PriceSmart, Inc.	1,076,327
131,157	United Natural Foods, Inc. (a)	2,728,065
31,946	Weis Markets, Inc.	2,119,298
		13,369,122
	Containers & Packaging — 0.8%
120,209	O-I Glass, Inc. (a)	2,759,999
338,715	Pactiv Evergreen, Inc.	2,916,336
55,963	TriMas Corp.	1,441,607
		7,117,942
	Diversified Consumer Services — 1.7%
14,935	Adtalem Global Education, Inc. (a)	645,789
288,750	Chegg, Inc. (a)	2,925,037
14,351	Duolingo, Inc. (a)	2,227,132
16,078	Frontdoor, Inc. (a)	561,444
2,694	Graham Holdings Co., Class B	1,580,704
84,835	Laureate Education, Inc.	1,087,585
53,143	Mister Car Wash, Inc. (a)	527,710
15,120	Strategic Education, Inc.	1,135,512
55,099	Stride, Inc. (a)	2,105,333
143,380	Udemy, Inc. (a)	1,693,318
		14,489,564
	Diversified REITs — 1.0%
106,835	American Assets Trust, Inc.	2,403,787
132,852	Broadstone Net Lease, Inc.	2,165,488
Shares	Description	Value

	Diversified REITs (Continued)
273,867	Empire State Realty Trust, Inc., Class A	$2,451,110
149,657	Global Net Lease, Inc.	1,599,833
		8,620,218
	Diversified Telecommunication Services — 0.3%
7,623	Cogent Communications Holdings, Inc.	466,833
237,967	Liberty Latin America Ltd., Class C (a)	1,979,885
		2,446,718
	Electric Utilities — 0.2%
6,483	MGE Energy, Inc.	520,196
19,484	Otter Tail Corp.	1,578,399
		2,098,595
	Electrical Equipment — 1.4%
113,456	Array Technologies, Inc. (a)	2,161,337
13,790	Encore Wire Corp.	2,353,815
77,000	Fluence Energy, Inc. (a)	2,251,480
406,998	GrafTech International Ltd.	2,148,949
40,129	Shoals Technologies Group, Inc., Class A (a)	1,041,749
89,653	Stem, Inc. (a) (b)	633,847
52,331	SunPower Corp. (a) (b)	516,507
9,496	Vicor Corp. (a)	876,196
		11,983,880
	Electronic Equipment, Instruments & Components — 1.5%
12,029	CTS Corp.	536,854
27,327	ePlus, Inc. (a)	1,539,877
28,394	Knowles Corp. (a)	518,758
61,198	Methode Electronics, Inc.	2,058,701
8,703	OSI Systems, Inc. (a)	1,037,659
10,440	Plexus Corp. (a)	1,028,236
6,333	Rogers Corp. (a)	1,067,807
184,465	TTM Technologies, Inc. (a)	2,648,917
87,216	Vishay Intertechnology, Inc.	2,455,130
		12,891,939
	Energy Equipment & Services — 2.3%
150,093	Archrock, Inc.	1,750,084
180,063	Diamond Offshore Drilling, Inc. (a)	2,850,397
115,763	Expro Group Holdings N.V. (a)	2,568,781
277,950	Helix Energy Solutions Group, Inc. (a)	2,668,320
153,425	Liberty Energy, Inc.	2,526,910
27,422	Oceaneering International, Inc. (a)	615,624
See Notes to Financial Statements

First Trust Small Cap Core AlphaDEX® Fund (FYX)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Energy Equipment & Services (Continued)
45,950	ProFrac Holding Corp., Class A (a)	$591,377
248,943	ProPetro Holding Corp. (a)	2,598,965
143,445	RPC, Inc.	1,193,462
46,251	Tidewater, Inc. (a)	2,918,901
		20,282,821
	Entertainment — 0.8%
155,400	Cinemark Holdings, Inc. (a)	2,593,626
93,613	Sphere Entertainment Co. (a)	3,973,872
		6,567,498
	Financial Services — 3.0%
197,617	AvidXchange Holdings, Inc. (a)	2,452,427
25,376	Cannae Holdings, Inc. (a)	517,163
47,286	Compass Diversified Holdings	1,065,354
41,772	EVERTEC, Inc.	1,642,893
14,268	Federal Agricultural Mortgage Corp., Class C	2,293,581
66,082	Flywire Corp. (a)	2,256,039
105,304	Marqeta, Inc., Class A (a)	587,596
80,190	Merchants Bancorp	2,534,806
40,509	Mr. Cooper Group, Inc. (a)	2,348,307
99,306	NMI Holdings, Inc., Class A (a)	2,652,463
106,614	Payoneer Global, Inc. (a)	567,186
29,174	PennyMac Financial Services, Inc.	2,194,760
136,245	Remitly Global, Inc. (a)	2,626,804
25,938	Walker & Dunlop, Inc.	2,359,839
		26,099,218
	Food Products — 1.4%
11,397	Cal-Maine Foods, Inc.	526,428
99,729	Fresh Del Monte Produce, Inc.	2,650,797
23,379	Freshpet, Inc. (a)	1,719,292
60,758	Hostess Brands, Inc. (a)	1,460,622
9,713	J & J Snack Foods Corp.	1,557,188
131,086	Sovos Brands, Inc. (a)	2,333,331
10,181	TreeHouse Foods, Inc. (a)	525,441
62,691	Utz Brands, Inc.	1,050,074
		11,823,173
	Gas Utilities — 0.2%
47,650	Northwest Natural Holding Co.	2,047,520
	Ground Transportation — 1.5%
20,759	ArcBest Corp.	2,414,687
156,250	Heartland Express, Inc.	2,554,687
95,406	Marten Transport Ltd.	2,161,900
22,622	RXO, Inc. (a)	498,815
Shares	Description	Value

	Ground Transportation (Continued)
89,278	Schneider National, Inc., Class B	$2,750,655
58,040	Werner Enterprises, Inc.	2,729,041
		13,109,785
	Health Care Equipment & Supplies — 1.7%
142,609	Alphatec Holdings, Inc. (a)	2,519,901
31,167	AtriCure, Inc. (a)	1,725,093
60,193	Avanos Medical, Inc. (a)	1,472,923
21,607	Glaukos Corp. (a)	1,666,764
11,576	Integer Holdings Corp. (a)	1,070,549
4,916	iRhythm Technologies, Inc. (a)	516,475
23,449	Outset Medical, Inc. (a)	482,580
28,909	Paragon 28, Inc. (a)	510,822
29,012	PROCEPT BioRobotics Corp. (a)	999,173
30,532	TransMedics Group, Inc. (a)	2,844,972
60,141	Treace Medical Concepts, Inc. (a)	1,370,613
		15,179,865
	Health Care Providers & Services — 2.5%
5,531	Addus HomeCare Corp. (a)	506,474
16,226	Apollo Medical Holdings, Inc. (a)	594,358
7,949	CorVel Corp. (a)	1,626,047
42,973	Guardant Health, Inc. (a)	1,676,806
218,222	Hims & Hers Health, Inc. (a)	1,957,451
280,845	LifeStance Health Group, Inc. (a) (b)	2,637,135
22,685	ModivCare, Inc. (a)	992,242
11,788	National Research Corp.	505,823
80,800	Owens & Minor, Inc. (a)	1,554,592
30,840	Patterson Cos., Inc.	1,014,328
144,356	Pediatrix Medical Group, Inc. (a)	1,982,008
39,279	Privia Health Group, Inc. (a)	1,096,670
65,179	Progyny, Inc. (a)	2,721,875
78,605	RadNet, Inc. (a)	2,600,253
		21,466,062
	Health Care REITs — 0.2%
19,564	National Health Investors, Inc.	1,074,259
43,569	Sabra Health Care REIT, Inc.	565,962
		1,640,221
	Health Care Technology — 0.8%
33,850	Evolent Health, Inc., Class A (a)	1,028,702
31,613	NextGen Healthcare, Inc. (a)	525,724
16,538	Phreesia, Inc. (a)	524,585
51,366	Schrodinger, Inc. (a)	2,686,956
162,797	Veradigm, Inc. (a)	2,201,015
		6,966,982
See Notes to Financial Statements

First Trust Small Cap Core AlphaDEX® Fund (FYX)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Hotel & Resort REITs — 1.3%
128,045	DiamondRock Hospitality Co.	$1,088,383
200,006	Park Hotels & Resorts, Inc.	2,726,082
110,361	Pebblebrook Hotel Trust	1,705,077
99,868	RLJ Lodging Trust	1,028,640
236,048	Service Properties Trust	2,004,048
152,023	Sunstone Hotel Investors, Inc.	1,549,114
83,318	Xenia Hotels & Resorts, Inc.	1,058,139
		11,159,483
	Hotels, Restaurants & Leisure — 2.6%
95,355	Bloomin’ Brands, Inc.	2,562,189
44,058	Bowlero Corp. (a)	534,424
56,043	Brinker International, Inc. (a)	2,201,369
59,319	Cheesecake Factory (The), Inc.	2,181,753
11,008	Cracker Barrel Old Country Store, Inc.	1,025,946
57,542	Dave & Buster’s Entertainment, Inc. (a)	2,635,424
35,465	Everi Holdings, Inc. (a)	526,301
26,288	Jack in the Box, Inc.	2,613,290
7,279	Monarch Casino & Resort, Inc.	504,580
6,945	Papa John’s International, Inc.	574,351
188,997	Playa Hotels & Resorts N.V. (a)	1,542,215
21,923	Red Rock Resorts, Inc., Class A	1,063,265
32,989	Shake Shack, Inc., Class A (a)	2,561,926
19,738	Six Flags Entertainment Corp. (a)	471,738
152,852	Target Hospitality Corp. (a) (b)	1,951,920
		22,950,691
	Household Durables — 3.2%
5,212	Cavco Industries, Inc. (a)	1,540,928
33,466	Century Communities, Inc.	2,584,245
36,112	Green Brick Partners, Inc. (a)	2,041,050
14,240	Helen of Troy Ltd. (a)	2,012,112
18,295	Installed Building Products, Inc.	2,708,026
49,587	KB Home	2,676,210
89,525	La-Z-Boy, Inc.	2,808,399
11,406	LGI Homes, Inc. (a)	1,582,583
54,822	M.D.C. Holdings, Inc.	2,811,272
29,406	M/I Homes, Inc. (a)	2,940,600
23,504	Skyline Champion Corp. (a)	1,637,289
78,030	Tri Pointe Homes, Inc. (a)	2,487,596
		27,830,310
	Household Products — 0.4%
56,264	Central Garden & Pet Co., Class A (a)	2,150,410
30,543	Energizer Holdings, Inc.	1,090,385
2,720	WD-40 Co.	624,240
		3,865,035
Shares	Description	Value

	Independent Power and Renewable Electricity Producers — 0.2%
94,966	Altus Power, Inc. (a) (b)	$646,719
84,026	Sunnova Energy International, Inc. (a) (b)	1,483,899
		2,130,618
	Industrial REITs — 0.2%
157,790	LXP Industrial Trust	1,588,945
	Insurance — 1.7%
41,389	BRP Group, Inc., Class A (a)	1,031,000
86,662	CNO Financial Group, Inc.	2,228,947
54,830	Employers Holdings, Inc.	2,118,083
512,818	Genworth Financial, Inc., Class A (a)	3,005,113
17,292	Horace Mann Educators Corp.	521,008
17,673	Palomar Holdings, Inc. (a)	1,070,277
14,303	Safety Insurance Group, Inc.	1,029,816
56,789	SiriusPoint Ltd. (a)	530,409
62,324	Stewart Information Services Corp.	2,937,330
		14,471,983
	Interactive Media & Services — 0.9%
67,983	Cargurus, Inc. (a)	1,540,495
103,493	Cars.com, Inc. (a)	2,360,675
21,074	Shutterstock, Inc.	1,084,257
31,099	TripAdvisor, Inc. (a)	579,996
14,082	Yelp, Inc. (a)	634,394
86,626	ZipRecruiter, Inc., Class A (a)	1,604,314
		7,804,131
	IT Services — 0.6%
38,330	DigitalOcean Holdings, Inc. (a)	1,898,102
77,232	Kyndryl Holdings, Inc. (a)	1,054,989
12,305	Perficient, Inc. (a)	784,936
48,780	Squarespace, Inc., Class A (a)	1,616,569
		5,354,596
	Leisure Products — 0.6%
37,511	Acushnet Holdings Corp.	2,236,781
43,712	Malibu Boats, Inc., Class A (a)	2,620,534
18,533	Vista Outdoor, Inc. (a)	561,550
		5,418,865
	Life Sciences Tools & Services — 0.2%
115,672	Pacific Biosciences of California, Inc. (a)	1,528,027
	Machinery — 2.7%
5,575	Alamo Group, Inc.	1,080,212
12,157	Barnes Group, Inc.	477,770
36,694	Energy Recovery, Inc. (a)	1,118,433
37,987	Enerpac Tool Group Corp.	1,043,883
See Notes to Financial Statements

First Trust Small Cap Core AlphaDEX® Fund (FYX)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Machinery (Continued)
15,362	EnPro Industries, Inc.	$2,131,938
19,791	ESCO Technologies, Inc.	1,989,985
40,044	Federal Signal Corp.	2,446,288
7,757	Helios Technologies, Inc.	490,242
29,999	Hillenbrand, Inc.	1,558,148
56,917	Hillman Solutions Corp. (a)	560,063
4,615	Kadant, Inc.	1,028,453
54,190	Kennametal, Inc.	1,651,711
31,594	Mueller Water Products, Inc., Class A	508,348
46,493	Shyft Group (The), Inc.	670,894
14,502	Standex International Corp.	2,154,562
12,644	Tennant Co.	1,014,555
59,840	Trinity Industries, Inc.	1,569,005
100,005	Wabash National Corp.	2,368,118
		23,862,608
	Marine Transportation — 0.4%
32,984	Matson, Inc.	3,082,685
	Media — 0.7%
169,808	Altice USA, Inc., Class A (a)	575,649
30,139	John Wiley & Sons, Inc., Class A	1,031,658
150,277	Magnite, Inc. (a)	2,273,691
52,747	Scholastic Corp.	2,278,143
		6,159,141
	Metals & Mining — 1.4%
15,599	Alpha Metallurgical Resources, Inc.	2,702,059
9,134	Carpenter Technology Corp.	546,761
7,157	Kaiser Aluminum Corp.	581,148
13,469	Materion Corp.	1,604,697
59,107	Ryerson Holding Corp.	2,511,456
65,830	Warrior Met Coal, Inc.	2,912,978
22,143	Worthington Industries, Inc.	1,652,311
		12,511,410
	Mortgage REITs — 1.7%
181,209	Apollo Commercial Real Estate Finance, Inc.	2,138,266
138,415	Arbor Realty Trust, Inc. (b)	2,340,598
135,668	Claros Mortgage Trust, Inc.	1,671,430
108,651	Franklin BSP Realty Trust, Inc.	1,553,709
20,512	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	535,568
189,059	Ladder Capital Corp.	2,077,758
91,247	MFA Financial, Inc.	1,027,441
103,392	New York Mortgage Trust, Inc.	1,049,429
Shares	Description	Value

	Mortgage REITs (Continued)
38,042	PennyMac Mortgage Investment Trust	$486,177
136,386	Ready Capital Corp.	1,577,986
		14,458,362
	Multi-Utilities — 0.4%
39,177	Avista Corp.	1,513,799
36,137	NorthWestern Corp.	2,040,657
		3,554,456
	Office REITs — 2.3%
163,186	Douglas Emmett, Inc.	2,398,834
70,733	Easterly Government Properties, Inc.	1,044,019
50,624	Equity Commonwealth	991,724
107,237	Highwoods Properties, Inc.	2,709,879
607,603	Hudson Pacific Properties, Inc.	3,566,630
170,482	JBG SMITH Properties	2,852,164
463,039	Paramount Group, Inc.	2,426,324
352,693	Piedmont Office Realty Trust, Inc., Class A	2,624,036
34,130	SL Green Realty Corp. (b)	1,287,042
		19,900,652
	Oil, Gas & Consumable Fuels — 5.2%
22,737	Arch Resources, Inc.	2,920,340
56,613	California Resources Corp.	3,020,303
73,113	Callon Petroleum Co. (a)	2,746,124
144,704	CNX Resources Corp. (a)	2,951,962
132,624	Comstock Resources, Inc.	1,690,956
37,813	CONSOL Energy, Inc.	2,817,825
34,235	CVR Energy, Inc.	1,257,794
107,057	Delek US Holdings, Inc.	2,953,703
143,548	Earthstone Energy, Inc., Class A (a)	2,293,897
214,567	Equitrans Midstream Corp.	2,225,060
47,718	Green Plains, Inc. (a)	1,694,466
24,404	Gulfport Energy Corp. (a)	2,500,190
53,640	International Seaways, Inc.	2,300,620
43,779	Kinetik Holdings, Inc.	1,576,044
74,710	Northern Oil and Gas, Inc.	2,941,333
96,357	Par Pacific Holdings, Inc. (a)	3,033,318
233,953	Permian Resources Corp.	2,734,910
39,041	Sitio Royalties Corp., Class A (b)	1,067,381
123,987	World Kinect Corp.	2,794,667
		45,520,893
	Paper & Forest Products — 0.3%
50,709	Sylvamo Corp.	2,488,291
See Notes to Financial Statements

First Trust Small Cap Core AlphaDEX® Fund (FYX)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Passenger Airlines — 0.2%
8,121	Allegiant Travel Co. (a)	$1,004,568
115,763	JetBlue Airways Corp. (a)	899,478
		1,904,046
	Personal Care Products — 1.0%
37,241	Edgewell Personal Care Co.	1,467,668
22,447	elf Beauty, Inc. (a)	2,620,014
77,463	Herbalife Ltd. (a)	1,257,999
16,695	Medifast, Inc.	1,701,054
46,337	Nu Skin Enterprises, Inc., Class A	1,361,844
		8,408,579
	Pharmaceuticals — 0.9%
44,613	Amphastar Pharmaceuticals, Inc. (a)	2,707,563
23,048	Corcept Therapeutics, Inc. (a)	587,263
14,224	Ligand Pharmaceuticals, Inc. (a)	952,012
10,059	Reata Pharmaceuticals, Inc., Class A (a)	1,665,569
40,525	Revance Therapeutics, Inc. (a)	957,606
34,119	Supernus Pharmaceuticals, Inc. (a)	1,047,112
		7,917,125
	Professional Services — 1.3%
38,497	CBIZ, Inc. (a)	2,036,106
9,722	CSG Systems International, Inc.	501,558
66,558	First Advantage Corp. (a)	998,370
24,160	Huron Consulting Group, Inc. (a)	2,284,811
4,123	ICF International, Inc.	484,824
8,187	Kforce, Inc.	519,383
10,354	Korn Ferry	545,449
4,633	NV5 Global, Inc. (a)	507,545
45,464	TTEC Holdings, Inc.	1,565,780
104,020	Verra Mobility Corp. (a)	2,183,380
		11,627,206
	Real Estate Management & Development — 1.2%
69,724	DigitalBridge Group, Inc.	1,116,978
31,401	Kennedy-Wilson Holdings, Inc.	518,117
48,825	Marcus & Millichap, Inc.	1,790,901
412,236	Newmark Group, Inc., Class A	2,852,673
637,835	Opendoor Technologies, Inc. (a)	3,259,337
10,609	St. Joe (The) Co.	673,459
		10,211,465
	Residential REITs — 0.3%
120,379	Apartment Investment and Management Co., Class A	1,002,757
31,191	Elme Communities	506,854
Shares	Description	Value

	Residential REITs (Continued)
11,274	NexPoint Residential Trust, Inc.	$468,547
31,950	Veris Residential, Inc. (a)	596,826
		2,574,984
	Retail REITs — 0.7%
71,276	Acadia Realty Trust	1,119,746
66,482	InvenTrust Properties Corp.	1,618,172
45,503	Macerich (The) Co.	580,163
37,960	Retail Opportunity Investments Corp.	559,151
38,791	SITE Centers Corp.	545,014
46,473	Tanger Factory Outlet Centers, Inc.	1,087,933
33,237	Urban Edge Properties	565,361
		6,075,540
	Semiconductors & Semiconductor Equipment — 0.8%
37,019	Cohu, Inc. (a)	1,615,879
147,874	Credo Technology Group Holding Ltd. (a)	2,509,422
5,720	Impinj, Inc. (a)	381,066
45,483	PDF Solutions, Inc. (a)	2,091,763
13,336	Ultra Clean Holdings, Inc. (a)	508,102
		7,106,232
	Software — 4.6%
44,267	ACI Worldwide, Inc. (a)	1,026,552
9,921	Alarm.com Holdings, Inc. (a)	547,738
93,863	Alkami Technology, Inc. (a)	1,584,407
13,526	Altair Engineering, Inc., Class A (a)	1,013,638
14,898	Appfolio, Inc., Class A (a)	2,690,430
32,320	Appian Corp., Class A (a)	1,665,126
69,801	Asana, Inc., Class A (a)	1,694,768
14,408	Blackbaud, Inc. (a)	1,087,084
46,845	Braze, Inc., Class A (a)	2,129,574
22,131	Clear Secure, Inc., Class A	524,726
14,125	CommVault Systems, Inc. (a)	1,100,761
33,086	Consensus Cloud Solutions, Inc. (a)	1,072,317
165,785	Digital Turbine, Inc. (a)	1,797,109
87,510	Freshworks, Inc., Class A (a)	1,632,937
36,707	Intapp, Inc. (a)	1,507,189
10,623	InterDigital, Inc.	984,646
73,961	MeridianLink, Inc. (a)	1,652,289
4,494	MicroStrategy, Inc., Class A (a)	1,967,833
14,505	Model N, Inc. (a)	483,307
106,763	N-able, Inc. (a)	1,502,155
51,076	nCino, Inc. (a)	1,652,309
17,655	Progress Software Corp.	1,060,359
33,300	PROS Holdings, Inc. (a)	1,265,400
33,189	Q2 Holdings, Inc. (a)	1,177,214
See Notes to Financial Statements

First Trust Small Cap Core AlphaDEX® Fund (FYX)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Software (Continued)
11,322	Rapid7, Inc. (a)	$519,793
15,671	RingCentral, Inc., Class A (a)	648,153
92,535	Samsara, Inc., Class A (a)	2,585,428
148,321	Sprinklr, Inc., Class A (a)	2,082,427
19,244	Varonis Systems, Inc. (a)	552,303
120,100	Zeta Global Holdings Corp., Class A (a)	1,107,322
		40,315,294
	Specialized REITs — 0.4%
32,874	EPR Properties	1,467,495
32,624	Outfront Media, Inc.	504,367
221,999	Uniti Group, Inc.	1,238,755
		3,210,617
	Specialty Retail — 2.3%
13,609	Abercrombie & Fitch Co., Class A (a)	539,053
173,834	American Eagle Outfitters, Inc.	2,442,368
24,221	Boot Barn Holdings, Inc. (a)	2,274,352
14,820	Buckle (The), Inc.	541,819
9,932	Group 1 Automotive, Inc.	2,567,720
105,462	Guess?, Inc.	2,213,647
21,111	National Vision Holdings, Inc. (a)	456,631
43,810	ODP (The) Corp. (a)	2,185,243
62,536	Revolve Group, Inc. (a)	1,233,210
124,569	Sally Beauty Holdings, Inc. (a)	1,491,091
21,514	Sonic Automotive, Inc., Class A	1,030,305
32,946	Upbound Group, Inc.	1,140,920
61,914	Urban Outfitters, Inc. (a)	2,251,812
		20,368,171
	Technology Hardware, Storage & Peripherals — 0.1%
34,442	Xerox Holdings Corp.	550,383
	Textiles, Apparel & Luxury Goods — 0.7%
14,129	Carter’s, Inc.	1,059,816
24,364	Kontoor Brands, Inc.	1,032,059
106,614	Levi Strauss & Co., Class A	1,606,673
10,421	Oxford Industries, Inc.	1,123,905
47,062	Steven Madden Ltd.	1,570,930
		6,393,383
	Tobacco — 0.4%
51,345	Universal Corp.	2,596,517
80,063	Vector Group Ltd.	1,050,426
		3,646,943
	Trading Companies & Distributors — 2.4%
28,379	Boise Cascade Co.	2,936,943
Shares	Description	Value

	Trading Companies & Distributors (Continued)
228,260	Custom Truck One Source, Inc. (a)	$1,579,559
80,988	FTAI Aviation Ltd.	2,608,623
37,053	GMS, Inc. (a)	2,730,435
33,629	H&E Equipment Services, Inc.	1,633,697
5,544	McGrath RentCorp	534,331
247,497	NOW, Inc. (a)	2,818,991
42,212	Rush Enterprises, Inc., Class A	2,730,272
20,415	Veritiv Corp.	2,860,754
24,213	Xometry, Inc., Class A (a)	502,662
		20,936,267
	Water Utilities — 0.1%
9,930	California Water Service Group	526,489
6,356	Middlesex Water Co.	511,149
		1,037,638
	Wireless Telecommunication Services — 0.6%
30,148	Gogo, Inc. (a)	454,331
311,552	Telephone and Data Systems, Inc.	2,498,647
145,437	United States Cellular Corp. (a)	2,575,689
		5,528,667
	Total Common Stocks	871,812,812
	(Cost $769,172,568)
MONEY MARKET FUNDS — 0.3%
1,291,263	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 5.23% (d) (e)	1,291,263
1,162,486	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.13% (d)	1,162,486
	Total Money Market Funds	2,453,749
	(Cost $2,453,749)

See Notes to Financial Statements

First Trust Small Cap Core AlphaDEX® Fund (FYX)
Portfolio of Investments (Continued)
July 31, 2023
Principal Value	Description	Value
REPURCHASE AGREEMENTS — 1.4%
$12,766,413	BNP Paribas S.A., 5.24% (d), dated 07/31/23, due 08/01/23, with a maturity value of $12,768,271. Collateralized by U.S. Treasury Securities, interest rates of 1.75% to 3.88%, due 12/31/24 to 03/31/25. The value of the collateral including accrued interest is $13,022,026. (e)	$12,766,413
	(Cost $12,766,413)

	Total Investments — 101.6%	887,032,974
	(Cost $784,392,730)
	Net Other Assets and Liabilities — (1.6)%	(14,330,056)
	Net Assets — 100.0%	$872,702,918

(a)	Non-income producing security.
(b)
All or a portion of this security is on loan (see Note 2D -
Securities Lending in the Notes to Financial Statements). The
remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate
value of such securities, including those sold and pending
settlement, is $13,791,293 and the total value of the collateral held by the Fund is $14,057,676.

(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended.
(d)	Rate shown reflects yield as of July 31, 2023.
(e)	This security serves as collateral for securities on loan.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 7/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$871,812,812	$871,812,812	$—	$—
Money Market Funds	2,453,749	2,453,749	—	—
Repurchase Agreements	12,766,413	—	12,766,413	—
Total Investments	$887,032,974	$874,266,561	$12,766,413	$—

*	See Portfolio of Investments for industry breakout.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Securities Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities(1)	$13,791,293
Non-cash Collateral(2)	(13,791,293)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At July 31, 2023, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities(3)	$12,766,413
Non-cash Collateral(4)	(12,766,413)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At July 31, 2023, the value of the collateral received from each seller exceeded the value of the repurchase agreements.
See Notes to Financial Statements

First Trust Large Cap Value AlphaDEX® Fund (FTA)
Portfolio of Investments
July 31, 2023

Shares	Description	Value
COMMON STOCKS — 100.0%
	Aerospace & Defense — 2.4%
29,076	General Dynamics Corp.	$6,500,812
10,629	L3Harris Technologies, Inc.	2,014,089
4,520	Lockheed Martin Corp.	2,017,593
13,724	Northrop Grumman Corp.	6,107,180
43,635	RTX Corp.	3,836,826
126,664	Textron, Inc.	9,850,659
		30,327,159
	Air Freight & Logistics — 1.3%
51,644	Expeditors International of Washington, Inc.	6,574,281
34,555	FedEx Corp.	9,328,122
		15,902,403
	Automobiles — 1.4%
566,181	Ford Motor Co.	7,479,251
277,694	General Motors Co.	10,655,119
		18,134,370
	Banks — 11.1%
298,582	Bank of America Corp.	9,554,624
232,578	Citigroup, Inc.	11,084,667
410,578	Citizens Financial Group, Inc.	13,245,246
326,834	Fifth Third Bancorp	9,510,869
993,311	Huntington Bancshares, Inc.	12,158,127
43,012	JPMorgan Chase & Co.	6,794,176
1,158,864	KeyCorp	14,265,616
69,217	M&T Bank Corp.	9,680,690
68,014	PNC Financial Services Group (The), Inc.	9,310,436
600,892	Regions Financial Corp.	12,240,170
352,814	Truist Financial Corp.	11,720,481
259,271	U.S. Bancorp	10,287,873
200,710	Wells Fargo & Co.	9,264,774
		139,117,749
	Beverages — 0.2%
66,551	Keurig Dr Pepper, Inc.	2,263,400
	Biotechnology — 0.6%
30,073	Biogen, Inc. (a)	8,125,424
	Building Products — 0.4%
86,163	Carrier Global Corp.	5,131,007
	Capital Markets — 4.5%
192,415	Bank of New York Mellon (The) Corp.	8,727,944
3,012	BlackRock, Inc.	2,225,416
195,795	Carlyle Group (The), Inc.	6,980,092
320,716	Franklin Resources, Inc.	9,377,736
26,559	Goldman Sachs Group (The), Inc.	9,451,551
50,154	Morgan Stanley	4,592,100
Shares	Description	Value

	Capital Markets (Continued)
117,058	State Street Corp.	$8,479,682
55,844	T. Rowe Price Group, Inc.	6,883,332
		56,717,853
	Chemicals — 6.5%
92,469	Celanese Corp.	11,594,688
74,599	Corteva, Inc.	4,209,622
201,050	Dow, Inc.	11,353,293
149,887	DuPont de Nemours, Inc.	11,635,728
40,968	FMC Corp.	3,942,351
116,605	LyondellBasell Industries N.V., Class A	11,527,570
305,940	Mosaic (The) Co.	12,470,114
14,034	PPG Industries, Inc.	2,019,493
89,628	Westlake Corp.	12,323,850
		81,076,709
	Communications Equipment — 0.3%
82,617	Cisco Systems, Inc.	4,299,389
	Construction Materials — 0.2%
4,507	Martin Marietta Materials, Inc.	2,012,195
	Consumer Finance — 2.4%
97,905	Capital One Financial Corp.	11,456,843
73,310	Discover Financial Services	7,737,870
315,681	Synchrony Financial	10,903,622
		30,098,335
	Consumer Staples Distribution & Retail — 1.8%
25,176	Dollar General Corp.	4,251,219
29,848	Dollar Tree, Inc. (a)	4,606,442
182,262	Kroger (The) Co.	8,865,224
32,409	Target Corp.	4,422,856
		22,145,741
	Containers & Packaging — 2.3%
24,932	Avery Dennison Corp.	4,587,737
336,620	International Paper Co.	12,138,517
81,022	Packaging Corp. of America	12,424,724
		29,150,978
	Distributors — 0.8%
147,010	LKQ Corp.	8,054,678
5,554	Pool Corp.	2,136,846
		10,191,524
	Diversified Telecommunication Services — 1.1%
268,001	AT&T, Inc.	3,891,374
287,924	Verizon Communications, Inc.	9,812,450
		13,703,824
See Notes to Financial Statements

First Trust Large Cap Value AlphaDEX® Fund (FTA)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Electric Utilities — 6.8%
119,201	Alliant Energy Corp.	$6,405,862
74,296	American Electric Power Co., Inc.	6,295,843
69,709	Duke Energy Corp.	6,526,157
90,074	Edison International	6,481,725
87,977	Entergy Corp.	9,035,238
183,292	Evergy, Inc.	10,992,021
120,788	Eversource Energy	8,736,596
210,268	Exelon Corp.	8,801,818
323,746	PPL Corp.	8,912,727
60,849	Southern (The) Co.	4,401,817
137,788	Xcel Energy, Inc.	8,643,441
		85,233,245
	Electrical Equipment — 0.3%
23,022	Emerson Electric Co.	2,103,060
6,316	Rockwell Automation, Inc.	2,124,007
		4,227,067
	Electronic Equipment, Instruments & Components — 0.8%
11,341	CDW Corp.	2,121,561
121,992	Corning, Inc.	4,140,408
80,745	Trimble, Inc. (a)	4,344,081
		10,606,050
	Entertainment — 0.5%
9,705	Netflix, Inc. (a)	4,260,204
23,310	Walt Disney (The) Co. (a)	2,072,026
		6,332,230
	Financial Services — 1.3%
606,336	Corebridge Financial, Inc.	11,344,547
8,289	FleetCor Technologies, Inc. (a)	2,063,215
21,124	Global Payments, Inc.	2,328,921
		15,736,683
	Food Products — 5.3%
141,714	Archer-Daniels-Midland Co.	12,040,021
113,491	Bunge Ltd.	12,333,067
93,515	Campbell Soup Co.	4,284,857
185,518	Conagra Brands, Inc.	6,086,846
55,730	General Mills, Inc.	4,165,260
106,279	Hormel Foods Corp.	4,344,686
241,305	Kraft Heinz (The) Co.	8,730,415
28,531	Mondelez International, Inc., Class A	2,115,003
209,794	Tyson Foods, Inc., Class A	11,689,722
		65,789,877
	Gas Utilities — 0.5%
53,770	Atmos Energy Corp.	6,544,347
Shares	Description	Value

	Ground Transportation — 1.5%
34,555	J.B. Hunt Transport Services, Inc.	$7,047,147
193,563	U-Haul Holding Co.	11,780,244
		18,827,391
	Health Care Equipment & Supplies — 0.7%
52,793	Hologic, Inc. (a)	4,192,820
48,522	Medtronic PLC	4,258,291
		8,451,111
	Health Care Providers & Services — 4.1%
92,746	Centene Corp. (a)	6,315,075
30,529	Cigna Group (The)	9,009,108
90,491	CVS Health Corp.	6,758,773
14,080	Elevance Health, Inc.	6,640,550
9,579	Humana, Inc.	4,375,975
25,922	Laboratory Corp. of America Holdings	5,545,493
4,870	McKesson Corp.	1,959,688
6,910	Molina Healthcare, Inc. (a)	2,104,026
44,505	Quest Diagnostics, Inc.	6,017,521
4,330	UnitedHealth Group, Inc.	2,192,582
		50,918,791
	Health Care REITs — 0.3%
90,429	Ventas, Inc.	4,387,615
	Household Durables — 3.7%
87,993	D.R. Horton, Inc.	11,176,871
59,984	Garmin Ltd.	6,351,706
85,452	Lennar Corp., Class A	10,837,877
985	NVR, Inc. (a)	6,211,843
137,846	PulteGroup, Inc.	11,632,824
		46,211,121
	Household Products — 0.3%
15,074	Kimberly-Clark Corp.	1,946,054
13,714	Procter & Gamble (The) Co.	2,143,498
		4,089,552
	Industrial Conglomerates — 1.1%
85,586	3M Co.	9,542,839
38,914	General Electric Co.	4,445,535
		13,988,374
	Insurance — 5.6%
89,622	Aflac, Inc.	6,483,255
186,094	American International Group, Inc.	11,217,746
83,576	Arch Capital Group Ltd. (a)	6,493,019
30,230	Brown & Brown, Inc.	2,129,704
32,487	Chubb Ltd.	6,640,668
6,088	Everest Group Ltd.	2,194,785
See Notes to Financial Statements

First Trust Large Cap Value AlphaDEX® Fund (FTA)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Insurance (Continued)
118,943	Hartford Financial Services Group (The), Inc.	$8,549,623
144,262	Loews Corp.	9,038,014
36,815	MetLife, Inc.	2,318,241
112,953	Principal Financial Group, Inc.	9,021,556
36,022	Travelers (The) Cos., Inc.	6,217,757
		70,304,368
	Interactive Media & Services — 0.4%
17,386	Alphabet, Inc., Class A (a)	2,307,470
7,252	Meta Platforms, Inc., Class A (a)	2,310,487
		4,617,957
	IT Services — 1.2%
6,743	Accenture PLC, Class A	2,133,148
47,660	Akamai Technologies, Inc. (a)	4,503,870
131,225	Cognizant Technology Solutions Corp., Class A	8,664,787
		15,301,805
	Life Sciences Tools & Services — 1.4%
20,332	Charles River Laboratories International, Inc. (a)	4,260,367
90,142	Revvity, Inc.	11,082,959
5,442	West Pharmaceutical Services, Inc.	2,002,874
		17,346,200
	Machinery — 3.3%
34,942	Cummins, Inc.	9,112,874
28,952	Dover Corp.	4,226,123
27,834	Fortive Corp.	2,180,794
102,407	PACCAR, Inc.	8,820,315
21,707	Snap-on, Inc.	5,913,855
66,755	Stanley Black & Decker, Inc.	6,626,769
39,055	Westinghouse Air Brake Technologies Corp.	4,625,674
		41,506,404
	Media — 2.4%
17,029	Charter Communications, Inc., Class A (a)	6,899,981
150,557	Comcast Corp., Class A	6,814,210
251,951	Fox Corp., Class A	8,427,761
110,800	Interpublic Group of (The) Cos., Inc.	3,792,684
21,873	Omnicom Group, Inc.	1,850,893
130,803	Paramount Global, Class B	2,096,772
		29,882,301
	Metals & Mining — 0.2%
48,783	Newmont Corp.	2,093,766
Shares	Description	Value

	Multi-Utilities — 5.1%
76,597	Ameren Corp.	$6,562,065
214,602	CenterPoint Energy, Inc.	6,457,374
72,761	CMS Energy Corp.	4,443,514
118,450	Consolidated Edison, Inc.	11,236,167
120,789	Dominion Energy, Inc.	6,468,251
56,859	DTE Energy Co.	6,498,984
136,821	Public Service Enterprise Group, Inc.	8,636,141
58,838	Sempra	8,768,039
48,444	WEC Energy Group, Inc.	4,353,178
		63,423,713
	Office REITs — 0.8%
75,481	Alexandria Real Estate Equities, Inc.	9,486,452
	Oil, Gas & Consumable Fuels — 4.9%
465,157	Marathon Oil Corp.	12,219,675
91,834	Marathon Petroleum Corp.	12,215,759
281,268	Ovintiv, Inc.	12,963,642
112,266	Phillips 66	12,523,272
91,286	Valero Energy Corp.	11,767,678
		61,690,026
	Passenger Airlines — 1.0%
118,050	Southwest Airlines Co.	4,032,588
156,121	United Airlines Holdings, Inc. (a)	8,478,931
		12,511,519
	Pharmaceuticals — 0.9%
1,072,935	Viatris, Inc.	11,298,006
	Professional Services — 1.4%
52,617	Jacobs Solutions, Inc.	6,598,698
70,701	Leidos Holdings, Inc.	6,612,665
70,538	SS&C Technologies Holdings, Inc.	4,108,838
		17,320,201
	Real Estate Management & Development — 0.4%
52,962	CBRE Group, Inc., Class A (a)	4,412,264
	Residential REITs — 0.9%
22,586	AvalonBay Communities, Inc.	4,260,849
64,797	Equity Residential	4,272,714
8,882	Essex Property Trust, Inc.	2,163,211
		10,696,774
	Retail REITs — 0.2%
105,532	Kimco Realty Corp.	2,138,078
	Semiconductors & Semiconductor Equipment — 1.8%
62,233	Intel Corp.	2,226,074
32,974	Micron Technology, Inc.	2,354,014
See Notes to Financial Statements

First Trust Large Cap Value AlphaDEX® Fund (FTA)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Semiconductors & Semiconductor Equipment (Continued)
52,551	QUALCOMM, Inc.	$6,945,666
77,391	Skyworks Solutions, Inc.	8,851,209
18,691	Teradyne, Inc.	2,110,961
		22,487,924
	Specialized REITs — 0.7%
18,277	Digital Realty Trust, Inc.	2,277,680
186,680	Weyerhaeuser Co.	6,358,321
		8,636,001
	Specialty Retail — 0.8%
76,335	Best Buy Co., Inc.	6,339,622
9,220	Lowe’s Cos., Inc.	2,159,969
9,414	Tractor Supply Co.	2,108,642
		10,608,233
	Technology Hardware, Storage & Peripherals — 1.8%
637,375	Hewlett Packard Enterprise Co.	11,077,577
139,471	HP, Inc.	4,578,833
81,881	NetApp, Inc.	6,387,537
		22,043,947
	Wireless Telecommunication Services — 0.3%
30,776	T-Mobile US, Inc. (a)	4,240,010
	Total Common Stocks	1,251,787,463
	(Cost $1,157,709,464)
MONEY MARKET FUNDS — 0.2%
2,507,356	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.13% (b)	2,507,356
	(Cost $2,507,356)

	Total Investments — 100.2%	1,254,294,819
	(Cost $1,160,216,820)
	Net Other Assets and Liabilities — (0.2)%	(1,897,170)
	Net Assets — 100.0%	$1,252,397,649

(a)	Non-income producing security.
(b)	Rate shown reflects yield as of July 31, 2023.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 7/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$1,251,787,463	$1,251,787,463	$—	$—
Money Market Funds	2,507,356	2,507,356	—	—
Total Investments	$1,254,294,819	$1,254,294,819	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Large Cap Growth AlphaDEX® Fund (FTC)
Portfolio of Investments
July 31, 2023

Shares	Description	Value
COMMON STOCKS — 100.0%
	Aerospace & Defense — 3.6%
27,064	Axon Enterprise, Inc. (a)	$5,032,010
34,245	Boeing (The) Co. (a)	8,179,418
29,844	HEICO Corp.	5,251,947
182,387	Howmet Aerospace, Inc.	9,327,271
10,109	TransDigm Group, Inc.	9,095,269
		36,885,915
	Automobiles — 1.2%
105,657	Rivian Automotive, Inc., Class A (a)	2,920,360
34,531	Tesla, Inc. (a)	9,234,625
		12,154,985
	Beverages — 0.7%
62,947	Monster Beverage Corp. (a)	3,618,823
19,521	PepsiCo, Inc.	3,659,407
		7,278,230
	Biotechnology — 0.5%
15,006	Vertex Pharmaceuticals, Inc. (a)	5,287,214
	Building Products — 1.5%
28,189	Carlisle Cos., Inc.	7,813,991
37,809	Trane Technologies PLC	7,540,627
		15,354,618
	Capital Markets — 4.1%
15,898	Ameriprise Financial, Inc.	5,539,658
54,807	Ares Management Corp., Class A	5,437,951
18,933	Blackstone, Inc.	1,983,989
31,055	Charles Schwab (The) Corp.	2,052,736
4,394	FactSet Research Systems, Inc.	1,911,566
31,433	KKR & Co., Inc.	1,866,492
24,287	LPL Financial Holdings, Inc.	5,570,466
10,399	Moody’s Corp.	3,668,247
23,742	Northern Trust Corp.	1,902,209
50,888	Raymond James Financial, Inc.	5,601,242
18,038	S&P Global, Inc.	7,116,171
		42,650,727
	Chemicals — 1.7%
12,071	Air Products and Chemicals, Inc.	3,685,638
23,671	Albemarle Corp.	5,024,880
25,356	CF Industries Holdings, Inc.	2,081,220
38,734	Ecolab, Inc.	7,093,745
		17,885,483
	Commercial Services & Supplies — 2.7%
10,623	Cintas Corp.	5,333,171
79,282	Copart, Inc. (a)	7,007,736
47,211	Republic Services, Inc.	7,134,054
Shares	Description	Value

	Commercial Services & Supplies (Continued)
123,295	Rollins, Inc.	$5,034,135
20,849	Waste Management, Inc.	3,414,858
		27,923,954
	Communications Equipment — 1.2%
44,621	Arista Networks, Inc. (a)	6,920,271
18,006	Motorola Solutions, Inc.	5,161,060
		12,081,331
	Construction & Engineering — 0.9%
46,012	Quanta Services, Inc.	9,276,939
	Consumer Staples Distribution & Retail — 0.2%
23,723	Sysco Corp.	1,810,302
	Distributors — 0.5%
31,205	Genuine Parts Co.	4,859,243
	Electric Utilities — 1.6%
98,734	Constellation Energy Corp.	9,542,641
418,477	PG&E Corp. (a)	7,369,380
		16,912,021
	Electrical Equipment — 2.2%
32,622	AMETEK, Inc.	5,173,849
44,949	Eaton Corp. PLC	9,228,929
27,263	Hubbell, Inc.	8,506,056
		22,908,834
	Electronic Equipment, Instruments & Components — 1.4%
62,163	Amphenol Corp., Class A	5,489,615
10,512	Keysight Technologies, Inc. (a)	1,693,273
37,676	TE Connectivity Ltd.	5,406,129
4,281	Teledyne Technologies, Inc. (a)	1,646,173
		14,235,190
	Energy Equipment & Services — 1.2%
160,071	Halliburton Co.	6,255,575
107,507	Schlumberger Ltd.	6,271,958
		12,527,533
	Entertainment — 1.2%
23,782	Liberty Media Corp.-Liberty Formula One, Class C (a)	1,726,573
99,211	Live Nation Entertainment, Inc. (a)	8,705,765
43,678	ROBLOX Corp., Class A (a)	1,714,362
		12,146,700
	Financial Services — 2.3%
117,682	Apollo Global Management, Inc.	9,615,796
57,323	Fiserv, Inc. (a)	7,234,736
See Notes to Financial Statements

First Trust Large Cap Growth AlphaDEX® Fund (FTC)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Financial Services (Continued)
9,193	Mastercard, Inc., Class A	$3,624,616
15,225	Visa, Inc., Class A	3,619,439
		24,094,587
	Food Products — 1.1%
14,480	Hershey (The) Co.	3,349,369
78,635	Lamb Weston Holdings, Inc.	8,148,945
		11,498,314
	Ground Transportation — 3.0%
212,061	CSX Corp.	7,065,872
15,945	Norfolk Southern Corp.	3,724,593
19,557	Old Dominion Freight Line, Inc.	8,203,966
209,384	Uber Technologies, Inc. (a)	10,356,133
8,603	Union Pacific Corp.	1,996,068
		31,346,632
	Health Care Equipment & Supplies — 3.6%
16,146	Abbott Laboratories	1,797,534
97,629	Boston Scientific Corp. (a)	5,062,064
56,270	Dexcom, Inc. (a)	7,008,991
18,660	Edwards Lifesciences Corp. (a)	1,531,426
3,505	IDEXX Laboratories, Inc. (a)	1,944,329
6,104	Insulet Corp. (a)	1,689,282
21,147	Intuitive Surgical, Inc. (a)	6,860,087
8,056	ResMed, Inc.	1,791,251
17,309	Stryker Corp.	4,905,544
36,269	Zimmer Biomet Holdings, Inc.	5,010,562
		37,601,070
	Health Care Providers & Services — 1.6%
95,581	Cardinal Health, Inc.	8,742,794
29,785	HCA Healthcare, Inc.	8,125,646
		16,868,440
	Health Care REITs — 0.3%
44,698	Welltower, Inc.	3,671,941
	Health Care Technology — 0.2%
8,903	Veeva Systems, Inc., Class A (a)	1,818,171
	Hotel & Resort REITs — 0.6%
313,769	Host Hotels & Resorts, Inc.	5,773,350
	Hotels, Restaurants & Leisure — 8.5%
56,424	Airbnb, Inc., Class A (a)	8,587,169
3,347	Booking Holdings, Inc. (a)	9,943,268
4,226	Chipotle Mexican Grill, Inc. (a)	8,292,595
54,100	Darden Restaurants, Inc.	9,138,572
49,682	Hilton Worldwide Holdings, Inc.	7,725,054
124,677	Las Vegas Sands Corp. (a)	7,456,931
Shares	Description	Value

	Hotels, Restaurants & Leisure (Continued)
49,209	Marriott International, Inc., Class A	$9,930,868
5,899	McDonald’s Corp.	1,729,587
205,808	MGM Resorts International	10,448,872
87,132	Royal Caribbean Cruises Ltd. (a)	9,506,973
17,769	Starbucks Corp.	1,804,797
26,096	Yum! Brands, Inc.	3,592,636
		88,157,322
	Independent Power and Renewable Electricity Producers — 0.2%
84,913	AES (The) Corp.	1,836,668
	Industrial Conglomerates — 0.3%
17,425	Honeywell International, Inc.	3,382,715
	Insurance — 1.2%
10,474	Aon PLC, Class A	3,335,969
24,050	Arthur J. Gallagher & Co.	5,165,940
19,224	Marsh & McLennan Cos., Inc.	3,622,186
		12,124,095
	Interactive Media & Services — 0.4%
42,061	Match Group, Inc. (a)	1,956,257
64,383	Pinterest, Inc., Class A (a)	1,866,463
		3,822,720
	IT Services — 3.5%
110,621	Cloudflare, Inc., Class A (a)	7,607,406
20,643	Gartner, Inc. (a)	7,299,159
23,429	GoDaddy, Inc., Class A (a)	1,806,142
21,993	MongoDB, Inc. (a)	9,311,836
41,092	Snowflake, Inc., Class A (a)	7,302,459
16,000	VeriSign, Inc. (a)	3,375,200
		36,702,202
	Life Sciences Tools & Services — 0.3%
16,086	IQVIA Holdings, Inc. (a)	3,599,403
	Machinery — 3.8%
29,390	Caterpillar, Inc.	7,793,346
13,032	Deere & Co.	5,598,547
8,177	IDEX Corp.	1,846,448
14,453	Illinois Tool Works, Inc.	3,805,764
138,297	Ingersoll Rand, Inc.	9,026,645
14,568	Nordson Corp.	3,665,455
40,620	Otis Worldwide Corp.	3,694,795
32,105	Xylem, Inc.	3,619,839
		39,050,839
	Metals & Mining — 2.7%
90,391	Freeport-McMoRan, Inc.	4,035,958
44,099	Nucor Corp.	7,588,997
See Notes to Financial Statements

First Trust Large Cap Growth AlphaDEX® Fund (FTC)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Metals & Mining (Continued)
33,282	Reliance Steel & Aluminum Co.	$9,746,967
66,385	Steel Dynamics, Inc.	7,075,313
		28,447,235
	Oil, Gas & Consumable Fuels — 5.7%
51,514	APA Corp.	2,085,802
34,659	Cheniere Energy, Inc.	5,609,906
22,978	Chevron Corp.	3,760,579
50,968	ConocoPhillips	5,999,953
208,725	Coterra Energy, Inc.	5,748,287
36,414	Devon Energy Corp.	1,966,356
13,401	Diamondback Energy, Inc.	1,974,235
31,594	EOG Resources, Inc.	4,187,153
49,238	Exxon Mobil Corp.	5,280,283
38,843	Hess Corp.	5,893,648
102,221	Kinder Morgan, Inc.	1,810,334
61,491	Occidental Petroleum Corp.	3,881,927
28,520	ONEOK, Inc.	1,911,981
8,496	Pioneer Natural Resources Co.	1,917,292
69,392	Targa Resources Corp.	5,689,450
53,946	Williams (The) Cos., Inc.	1,858,440
		59,575,626
	Passenger Airlines — 0.8%
190,137	Delta Air Lines, Inc.	8,795,738
	Pharmaceuticals — 0.7%
7,710	Eli Lilly & Co.	3,504,581
31,334	Merck & Co., Inc.	3,341,771
		6,846,352
	Professional Services — 1.2%
22,443	Equifax, Inc.	4,580,167
11,255	Paycom Software, Inc.	4,150,394
15,996	Verisk Analytics, Inc.	3,662,124
		12,392,685
	Real Estate Management & Development — 0.5%
59,335	CoStar Group, Inc. (a)	4,982,360
	Residential REITs — 0.7%
16,169	Camden Property Trust	1,763,876
105,106	Invitation Homes, Inc.	3,731,263
40,974	UDR, Inc.	1,675,017
		7,170,156
	Semiconductors & Semiconductor Equipment — 9.0%
27,107	Analog Devices, Inc.	5,408,660
62,537	Applied Materials, Inc.	9,479,984
10,421	Broadcom, Inc.	9,364,832
27,780	First Solar, Inc. (a)	5,761,572
18,637	KLA Corp.	9,578,486
Shares	Description	Value

	Semiconductors & Semiconductor Equipment (Continued)
14,061	Lam Research Corp.	$10,102,688
80,716	Microchip Technology, Inc.	7,582,461
13,386	Monolithic Power Systems, Inc.	7,489,333
17,095	NVIDIA Corp.	7,988,322
44,162	NXP Semiconductors N.V.	9,847,243
95,571	ON Semiconductor Corp. (a)	10,297,775
		92,901,356
	Software — 14.4%
14,788	Adobe, Inc. (a)	8,076,762
10,947	ANSYS, Inc. (a)	3,744,969
8,603	Autodesk, Inc. (a)	1,823,750
45,192	BILL Holdings, Inc. (a)	5,664,365
30,835	Cadence Design Systems, Inc. (a)	7,215,698
24,618	Crowdstrike Holdings, Inc., Class A (a)	3,979,746
73,504	Datadog, Inc., Class A (a)	8,579,387
8,936	Fair Isaac Corp. (a)	7,488,100
119,581	Fortinet, Inc. (a)	9,293,835
16,988	HubSpot, Inc. (a)	9,862,383
3,842	Intuit, Inc.	1,965,951
15,507	Microsoft Corp.	5,209,112
75,902	Oracle Corp.	8,897,992
589,635	Palantir Technologies, Inc., Class A (a)	11,698,358
35,377	Palo Alto Networks, Inc. (a)	8,842,835
25,409	PTC, Inc. (a)	3,704,886
12,868	ServiceNow, Inc. (a)	7,502,044
68,162	Splunk, Inc. (a)	7,383,990
16,608	Synopsys, Inc. (a)	7,503,494
12,680	Tyler Technologies, Inc. (a)	5,029,268
32,013	Workday, Inc., Class A (a)	7,591,243
49,428	Zscaler, Inc. (a)	7,927,263
		148,985,431
	Specialized REITs — 1.1%
4,612	Equinix, Inc.	3,735,351
92,938	Iron Mountain, Inc.	5,706,393
56,005	VICI Properties, Inc.	1,763,038
		11,204,782
	Specialty Retail — 2.8%
1,450	AutoZone, Inc. (a)	3,598,494
11,640	Home Depot (The), Inc.	3,885,898
9,462	O’Reilly Automotive, Inc. (a)	8,759,825
32,245	Ross Stores, Inc.	3,696,567
62,280	TJX (The) Cos., Inc.	5,389,088
7,684	Ulta Beauty, Inc. (a)	3,417,843
		28,747,715
See Notes to Financial Statements

First Trust Large Cap Growth AlphaDEX® Fund (FTC)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Technology Hardware, Storage & Peripherals — 0.7%
37,280	Apple, Inc.	$7,323,656
	Trading Companies & Distributors — 2.4%
122,585	Fastenal Co.	7,184,707
20,296	United Rentals, Inc.	9,431,145
11,462	W.W. Grainger, Inc.	8,464,572
		25,080,424
	Total Common Stocks	1,035,981,204
	(Cost $857,957,649)
MONEY MARKET FUNDS — 0.0%
446,088	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.13% (b)	446,088
	(Cost $446,088)

	Total Investments — 100.0%	1,036,427,292
	(Cost $858,403,737)
	Net Other Assets and Liabilities — (0.0)%	(298,673)
	Net Assets — 100.0%	$1,036,128,619

(a)	Non-income producing security.
(b)	Rate shown reflects yield as of July 31, 2023.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 7/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$1,035,981,204	$1,035,981,204	$—	$—
Money Market Funds	446,088	446,088	—	—
Total Investments	$1,036,427,292	$1,036,427,292	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Multi Cap Value AlphaDEX® Fund (FAB)
Portfolio of Investments
July 31, 2023

Shares	Description	Value
COMMON STOCKS — 100.0%
	Aerospace & Defense — 1.6%
1,447	AAR Corp. (a)	$86,531
1,993	General Dynamics Corp.	445,595
954	Huntington Ingalls Industries, Inc.	219,105
730	L3Harris Technologies, Inc.	138,328
16,705	Leonardo DRS, Inc. (a)	278,806
310	Lockheed Martin Corp.	138,375
378	Moog, Inc., Class A	39,856
942	Northrop Grumman Corp.	419,190
2,997	RTX Corp.	263,526
8,681	Textron, Inc.	675,121
		2,704,433
	Air Freight & Logistics — 1.0%
11,069	Air Transport Services Group, Inc. (a)	223,151
1,536	C.H. Robinson Worldwide, Inc.	153,876
3,540	Expeditors International of Washington, Inc.	450,642
2,369	FedEx Corp.	639,512
2,600	Hub Group, Inc., Class A (a)	234,338
		1,701,519
	Automobile Components — 0.8%
1,890	Adient PLC (a)	80,438
5,922	BorgWarner, Inc.	275,373
521	Dorman Products, Inc. (a)	44,124
4,949	Gentex Corp.	166,187
12,215	Goodyear Tire & Rubber (The) Co. (a)	196,417
662	LCI Industries	90,211
1,513	Lear Corp.	234,152
2,611	Patrick Industries, Inc.	225,982
		1,312,884
	Automobiles — 1.0%
38,806	Ford Motor Co.	512,627
19,033	General Motors Co.	730,296
3,498	Thor Industries, Inc.	403,984
2,507	Winnebago Industries, Inc.	172,482
		1,819,389
	Banks — 15.8%
2,932	1st Source Corp.	137,511
4,885	Ameris Bancorp	213,230
10,296	Associated Banc-Corp.	195,109
4,739	Atlantic Union Bankshares Corp.	151,553
3,117	Axos Financial, Inc. (a)	146,499
1,256	Bancorp (The), Inc. (a)	47,602
20,465	Bank of America Corp.	654,880
2,027	Bank of Hawaii Corp. (b)	115,803
Shares	Description	Value

	Banks (Continued)
7,212	Bank OZK	$315,381
7,754	BankUnited, Inc.	231,379
2,816	Banner Corp.	134,070
5,932	Berkshire Hills Bancorp, Inc.	135,309
2,690	BOK Financial Corp.	239,625
19,120	Brookline Bancorp, Inc.	204,202
14,748	Cadence Bank	369,437
13,543	Capitol Federal Financial, Inc.	89,790
5,191	Cathay General Bancorp	197,466
15,940	Citigroup, Inc.	759,700
28,141	Citizens Financial Group, Inc.	907,829
2,021	Columbia Banking System, Inc.	45,169
6,837	Comerica, Inc.	368,925
874	Community Bank System, Inc.	47,047
11,848	Dime Community Bancshares, Inc.	265,395
9,871	Eagle Bancorp, Inc.	273,427
5,488	East West Bancorp, Inc.	341,409
4,274	Enterprise Financial Services Corp.	175,234
25,321	F.N.B. Corp.	323,856
2,978	FB Financial Corp.	105,481
22,402	Fifth Third Bancorp	651,898
4,133	First Bancorp	136,720
6,837	First BanCorp	101,529
6,118	First Busey Corp.	132,516
282	First Citizens BancShares, Inc., Class A	403,627
6,604	First Commonwealth Financial Corp.	95,362
8,175	First Financial Bancorp	188,761
12,063	First Hawaiian, Inc.	249,583
12,150	First Interstate BancSystem, Inc., Class A	349,070
5,919	First Merchants Corp.	190,118
14,019	Fulton Financial Corp.	200,472
4,646	Glacier Bancorp, Inc.	151,924
9,434	Hancock Whitney Corp.	415,190
7,495	Heartland Financial USA, Inc.	257,378
1,304	Hilltop Holdings, Inc.	40,333
6,352	Home BancShares, Inc.	154,417
24,809	Hope Bancorp, Inc.	269,426
68,084	Huntington Bancshares, Inc.	833,348
6,509	Independent Bank Corp.	392,167
3,562	Independent Bank Group, Inc.	159,827
2,783	International Bancshares Corp.	138,148
2,948	JPMorgan Chase & Co.	465,666
79,430	KeyCorp	977,783
4,673	Live Oak Bancshares, Inc.	176,967
4,745	M&T Bank Corp.	663,636
2,876	National Bank Holdings Corp., Class A	98,819
See Notes to Financial Statements

First Trust Multi Cap Value AlphaDEX® Fund (FAB)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Banks (Continued)
2,623	NBT Bancorp, Inc.	$97,576
32,214	New York Community Bancorp, Inc.	446,808
11,601	Northwest Bancshares, Inc.	143,388
13,373	OceanFirst Financial Corp.	249,139
6,408	OFG Bancorp	214,604
20,779	Old National Bancorp	353,866
4,197	Origin Bancorp, Inc.	136,822
8,080	Pacific Premier Bancorp, Inc.	206,363
5,030	PacWest Bancorp (b)	46,779
816	Park National Corp.	91,000
1,803	Pathward Financial, Inc.	93,684
5,114	Pinnacle Financial Partners, Inc.	388,153
4,662	PNC Financial Services Group (The), Inc.	638,181
4,786	Popular, Inc.	347,224
3,846	Prosperity Bancshares, Inc.	243,529
10,228	Provident Financial Services, Inc.	189,627
41,187	Regions Financial Corp.	838,979
6,395	Renasant Corp.	197,861
9,211	Sandy Spring Bancorp, Inc.	225,393
3,781	Seacoast Banking Corp. of Florida	93,429
7,129	Simmons First National Corp., Class A	143,935
4,701	Southside Bancshares, Inc.	156,120
3,301	SouthState Corp.	256,389
3,651	Stellar Bancorp, Inc.	90,764
9,576	Synovus Financial Corp.	324,626
3,244	Texas Capital Bancshares, Inc. (a)	207,129
5,291	TowneBank	133,756
674	Triumph Financial, Inc.	47,793
24,182	Truist Financial Corp.	803,326
5,822	Trustmark Corp.	152,886
17,772	U.S. Bancorp	705,193
3,566	UMB Financial Corp.	253,186
7,322	United Bankshares, Inc.	244,848
8,693	United Community Banks, Inc.	252,706
37,375	Valley National Bancorp	383,468
9,320	Veritex Holdings, Inc.	200,473
6,301	Washington Federal, Inc.	195,583
7,673	Webster Financial Corp.	363,086
13,757	Wells Fargo & Co.	635,023
6,525	WesBanco, Inc.	182,765
9,928	Western Alliance Bancorp (b)	515,760
3,988	Wintrust Financial Corp.	336,428
Shares	Description	Value

	Banks (Continued)
3,260	WSFS Financial Corp.	$142,625
10,785	Zions Bancorp N.A. (b)	412,526
		27,469,802
	Beverages — 0.2%
342	Coca-Cola Consolidated, Inc.	216,626
4,571	Keurig Dr Pepper, Inc.	155,460
		372,086
	Biotechnology — 0.3%
2,061	Biogen, Inc. (a)	556,861
	Broadline Retail — 0.5%
12,567	Kohl’s Corp.	357,531
22,560	Macy’s, Inc.	374,271
2,002	Nordstrom, Inc. (b)	46,266
1,250	Ollie’s Bargain Outlet Holdings, Inc. (a)	91,100
		869,168
	Building Products — 1.0%
5,906	Carrier Global Corp.	351,702
2,012	Fortune Brands Innovations, Inc.	142,993
652	Gibraltar Industries, Inc. (a)	42,165
2,220	Owens Corning	310,778
2,867	PGT Innovations, Inc. (a)	82,025
9,462	Resideo Technologies, Inc. (a)	177,128
1,045	Simpson Manufacturing Co., Inc.	165,110
1,105	Trex Co., Inc. (a)	76,400
2,984	UFP Industries, Inc.	306,636
		1,654,937
	Capital Markets — 3.4%
1,042	Artisan Partners Asset Management, Inc., Class A	43,233
13,188	Bank of New York Mellon (The) Corp.	598,208
207	BlackRock, Inc.	152,942
13,420	Carlyle Group (The), Inc.	478,423
1,835	Donnelley Financial Solutions, Inc. (a)	86,796
1,758	Evercore, Inc., Class A	237,435
6,059	Federated Hermes, Inc.	204,976
21,982	Franklin Resources, Inc.	642,754
1,820	Goldman Sachs Group (The), Inc.	647,683
6,188	Golub Capital BDC, Inc. (b)	86,199
737	Houlihan Lokey, Inc.	73,589
21,540	Invesco Ltd.	361,872
6,550	Jefferies Financial Group, Inc.	240,974
3,437	Morgan Stanley	314,692
317	Piper Sandler Cos.	46,396
8,024	State Street Corp.	581,259
3,641	Stifel Financial Corp.	231,349
1,480	StoneX Group, Inc. (a)	136,175
See Notes to Financial Statements

First Trust Multi Cap Value AlphaDEX® Fund (FAB)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Capital Markets (Continued)
3,828	T. Rowe Price Group, Inc.	$471,839
5,299	Victory Capital Holdings, Inc., Class A	175,715
2,399	Virtu Financial, Inc., Class A	44,525
622	Virtus Investment Partners, Inc.	127,964
		5,984,998
	Chemicals — 4.6%
5,971	AdvanSix, Inc.	239,497
3,541	Avient Corp.	143,517
6,338	Celanese Corp.	794,722
5,124	Corteva, Inc.	289,147
13,779	Dow, Inc.	778,100
10,274	DuPont de Nemours, Inc.	797,571
2,596	Eastman Chemical Co.	222,166
7,291	Ecovyst, Inc. (a)	89,606
7,543	Element Solutions, Inc.	158,101
2,814	FMC Corp.	270,791
2,025	H.B. Fuller Co.	149,911
10,720	Huntsman Corp.	319,134
7,992	LyondellBasell Industries N.V., Class A	790,089
8,132	Mativ Holdings, Inc.	127,998
2,897	Minerals Technologies, Inc.	177,731
20,969	Mosaic (The) Co.	854,696
540	NewMarket Corp.	243,918
7,046	Olin Corp.	406,413
19,994	Perimeter Solutions S.A. (a)	111,167
964	PPG Industries, Inc.	138,719
575	Sensient Technologies Corp.	36,823
874	Stepan Co.	83,747
6,142	Westlake Corp.	844,525
		8,068,089
	Commercial Services & Supplies — 0.6%
1,757	Brady Corp., Class A	90,626
22,198	CoreCivic, Inc. (a)	215,321
29,175	GEO Group (The), Inc. (a)	217,937
4,363	HNI Corp.	126,920
14,134	MillerKnoll, Inc.	276,602
1,559	Stericycle, Inc. (a)	66,242
538	UniFirst Corp.	87,317
		1,080,965
	Communications Equipment — 0.4%
3,892	ADTRAN Holdings, Inc.	37,869
1,704	Ciena Corp. (a)	71,909
5,675	Cisco Systems, Inc.	295,327
495	F5, Inc. (a)	78,329
Shares	Description	Value

	Communications Equipment (Continued)
4,623	Juniper Networks, Inc.	$128,519
2,699	NetScout Systems, Inc. (a)	75,437
		687,390
	Construction & Engineering — 0.5%
2,205	Arcosa, Inc.	170,182
2,100	Granite Construction, Inc.	85,953
17,291	MDU Resources Group, Inc.	382,477
297	MYR Group, Inc. (a)	42,340
5,485	Primoris Services Corp.	174,204
		855,156
	Construction Materials — 0.2%
309	Martin Marietta Materials, Inc.	137,956
5,739	Summit Materials, Inc., Class A (c)	207,637
		345,593
	Consumer Finance — 2.2%
13,406	Ally Financial, Inc.	409,419
6,654	Bread Financial Holdings, Inc.	276,607
6,710	Capital One Financial Corp.	785,204
143	Credit Acceptance Corp. (a)	79,594
5,025	Discover Financial Services	530,389
1,719	Encore Capital Group, Inc. (a)	91,966
3,147	Enova International, Inc. (a)	173,368
8,993	Navient Corp.	171,227
866	Nelnet, Inc., Class A	85,457
6,630	OneMain Holdings, Inc.	301,532
1,794	PRA Group, Inc. (a)	42,805
8,874	SLM Corp.	143,581
21,638	Synchrony Financial	747,377
		3,838,526
	Consumer Staples Distribution & Retail — 1.7%
3,620	Andersons (The), Inc.	176,728
2,298	BJ’s Wholesale Club Holdings, Inc. (a)	152,380
1,728	Dollar General Corp.	291,790
2,047	Dollar Tree, Inc. (a)	315,913
2,527	Ingles Markets, Inc., Class A	214,290
12,492	Kroger (The) Co.	607,611
1,202	Performance Food Group Co. (a)	71,832
1,127	PriceSmart, Inc.	87,602
5,914	Sprouts Farmers Market, Inc. (a)	232,124
2,226	Target Corp.	303,782
10,685	United Natural Foods, Inc. (a)	222,248
1,645	US Foods Holding Corp. (a)	70,291
2,602	Weis Markets, Inc.	172,617
		2,919,208
See Notes to Financial Statements

First Trust Multi Cap Value AlphaDEX® Fund (FAB)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Containers & Packaging — 2.0%
624	AptarGroup, Inc.	$75,791
1,709	Avery Dennison Corp.	314,473
4,502	Berry Global Group, Inc.	295,196
834	Crown Holdings, Inc.	77,362
23,072	International Paper Co.	831,976
9,793	O-I Glass, Inc. (a)	224,847
5,553	Packaging Corp. of America	851,553
27,594	Pactiv Evergreen, Inc.	237,584
1,811	Sealed Air Corp.	82,618
3,089	Silgan Holdings, Inc.	135,453
3,681	Sonoco Products Co.	215,854
3,040	TriMas Corp.	78,311
2,491	Westrock Co.	82,925
		3,503,943
	Distributors — 0.4%
10,076	LKQ Corp.	552,064
382	Pool Corp.	146,971
		699,035
	Diversified Consumer Services — 0.4%
23,524	Chegg, Inc. (a)	238,298
1,285	Frontdoor, Inc. (a)	44,872
147	Graham Holdings Co., Class B	86,252
3,390	Laureate Education, Inc.	43,460
1,231	Strategic Education, Inc.	92,448
4,488	Stride, Inc. (a)	171,487
		676,817
	Diversified REITs — 0.4%
8,704	American Assets Trust, Inc.	195,840
10,824	Broadstone Net Lease, Inc.	176,431
22,311	Empire State Realty Trust, Inc., Class A	199,683
11,962	Global Net Lease, Inc.	127,874
		699,828
	Diversified Telecommunication Services — 0.9%
18,406	AT&T, Inc.	267,255
19,425	Frontier Communications Parent, Inc. (a)	353,729
14,266	Liberty Latin America Ltd., Class C (a)	118,693
128,169	Lumen Technologies, Inc.	229,423
19,735	Verizon Communications, Inc.	672,569
		1,641,669
	Electric Utilities — 4.0%
4,996	ALLETE, Inc.	286,920
8,169	Alliant Energy Corp.	439,002
Shares	Description	Value

	Electric Utilities (Continued)
5,092	American Electric Power Co., Inc.	$431,496
4,778	Duke Energy Corp.	447,316
6,174	Edison International	444,281
6,030	Entergy Corp.	619,281
12,563	Evergy, Inc.	753,403
8,279	Eversource Energy	598,820
14,413	Exelon Corp.	603,328
4,001	Hawaiian Electric Industries, Inc.	153,599
1,411	IDACORP, Inc.	145,079
2,667	Pinnacle West Capital Corp.	220,881
6,186	Portland General Electric Co.	294,887
22,191	PPL Corp.	610,918
4,179	Southern (The) Co.	302,309
9,445	Xcel Energy, Inc.	592,485
		6,944,005
	Electrical Equipment — 0.5%
1,332	Acuity Brands, Inc.	220,100
1,582	Emerson Electric Co.	144,516
667	EnerSys	72,249
33,157	GrafTech International Ltd.	175,069
942	Regal Rexnord Corp.	147,121
435	Rockwell Automation, Inc.	146,286
		905,341
	Electronic Equipment, Instruments & Components — 1.8%
650	Advanced Energy Industries, Inc.	81,367
2,528	Arrow Electronics, Inc. (a)	360,341
7,177	Avnet, Inc.	348,085
779	CDW Corp.	145,728
1,420	Coherent Corp. (a)	67,251
8,379	Corning, Inc.	284,383
2,185	ePlus, Inc. (a)	123,125
494	Insight Enterprises, Inc. (a)	72,465
1,342	Jabil, Inc.	148,519
3,668	Methode Electronics, Inc.	123,392
347	OSI Systems, Inc. (a)	41,373
851	Plexus Corp. (a)	83,815
253	Rogers Corp. (a)	42,658
4,807	Sanmina Corp. (a)	295,438
3,082	TD SYNNEX Corp.	304,224
5,545	Trimble, Inc. (a)	298,321
12,023	TTM Technologies, Inc. (a)	172,650
5,683	Vishay Intertechnology, Inc.	159,976
		3,153,111
	Energy Equipment & Services — 0.4%
8,152	Archrock, Inc.	95,052
13,545	NOV, Inc.	271,984
See Notes to Financial Statements

First Trust Multi Cap Value AlphaDEX® Fund (FAB)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Energy Equipment & Services (Continued)
2,191	Oceaneering International, Inc. (a)	$49,188
20,280	ProPetro Holding Corp. (a)	211,723
		627,947
	Entertainment — 0.3%
667	Netflix, Inc. (a)	292,793
1,600	Walt Disney (The) Co. (a)	142,224
		435,017
	Financial Services — 2.3%
2,028	Cannae Holdings, Inc. (a)	41,331
1,890	Compass Diversified Holdings	42,582
41,560	Corebridge Financial, Inc.	777,588
2,666	Equitable Holdings, Inc.	76,487
7,737	Essent Group Ltd.	383,755
2,269	EVERTEC, Inc.	89,240
570	FleetCor Technologies, Inc. (a)	141,879
1,450	Global Payments, Inc.	159,862
11,829	Jackson Financial, Inc., Class A	390,593
6,533	Merchants Bancorp	206,508
22,931	MGIC Investment Corp.	383,865
2,428	Mr. Cooper Group, Inc. (a)	140,751
8,090	NMI Holdings, Inc., Class A (a)	216,084
1,749	PennyMac Financial Services, Inc.	131,577
14,323	Radian Group, Inc.	385,718
1,010	Voya Financial, Inc.	75,003
2,113	Walker & Dunlop, Inc.	192,241
18,520	Western Union (The) Co.	225,574
		4,060,638
	Food Products — 3.3%
9,714	Archer-Daniels-Midland Co.	825,301
7,779	Bunge Ltd.	845,344
6,422	Campbell Soup Co.	294,256
12,717	Conagra Brands, Inc.	417,245
2,911	Flowers Foods, Inc.	71,931
8,124	Fresh Del Monte Produce, Inc.	215,936
3,828	General Mills, Inc.	286,105
7,299	Hormel Foods Corp.	298,383
2,050	Ingredion, Inc.	228,083
16,539	Kraft Heinz (The) Co.	598,381
1,959	Mondelez International, Inc., Class A	145,221
3,342	Post Holdings, Inc. (a)	285,072
102	Seaboard Corp.	367,710
14,379	Tyson Foods, Inc., Class A	801,198
		5,680,166
	Gas Utilities — 0.6%
3,686	Atmos Energy Corp.	448,623
Shares	Description	Value

	Gas Utilities (Continued)
3,883	Northwest Natural Holding Co.	$166,852
2,829	ONE Gas, Inc.	223,859
4,566	Spire, Inc.	290,261
		1,129,595
	Ground Transportation — 1.8%
1,691	ArcBest Corp.	196,697
12,729	Heartland Express, Inc.	208,119
19,689	Hertz Global Holdings, Inc. (a)	331,760
2,369	J.B. Hunt Transport Services, Inc.	483,134
6,516	Knight-Swift Transportation Holdings, Inc.	395,847
4,270	Ryder System, Inc.	436,181
5,819	Schneider National, Inc., Class B	179,283
13,268	U-Haul Holding Co. (b)	807,490
3,783	Werner Enterprises, Inc.	177,877
		3,216,388
	Health Care Equipment & Supplies — 0.8%
4,810	Avanos Medical, Inc. (a)	117,701
4,280	Envista Holdings Corp. (a)	147,275
3,625	Hologic, Inc. (a)	287,897
463	Integer Holdings Corp. (a)	42,818
5,282	Integra LifeSciences Holdings Corp. (a)	240,173
3,333	Medtronic PLC	292,504
2,622	QuidelOrtho Corp. (a)	229,058
299	Teleflex, Inc.	75,100
		1,432,526
	Health Care Providers & Services — 2.7%
1,298	Apollo Medical Holdings, Inc. (a)	47,546
6,357	Centene Corp. (a)	432,848
2,093	Cigna Group (The)	617,644
6,202	CVS Health Corp.	463,227
720	DaVita, Inc. (a)	73,433
965	Elevance Health, Inc.	455,123
1,070	Encompass Health Corp.	70,652
894	Henry Schein, Inc. (a)	70,438
657	Humana, Inc.	300,137
1,776	Laboratory Corp. of America Holdings	379,940
335	McKesson Corp.	134,804
906	ModivCare, Inc. (a)	39,628
475	Molina Healthcare, Inc. (a)	144,633
4,389	Owens & Minor, Inc. (a)	84,444
2,512	Patterson Cos., Inc.	82,620
8,654	Pediatrix Medical Group, Inc. (a)	118,819
7,854	Premier, Inc., Class A	217,949
See Notes to Financial Statements

First Trust Multi Cap Value AlphaDEX® Fund (FAB)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Health Care Providers & Services (Continued)
3,051	Quest Diagnostics, Inc.	$412,526
2,274	Select Medical Holdings Corp.	68,243
890	Tenet Healthcare Corp. (a)	66,510
298	UnitedHealth Group, Inc.	150,898
1,836	Universal Health Services, Inc., Class B	255,131
		4,687,193
	Health Care REITs — 0.6%
3,840	Healthcare Realty Trust, Inc.	74,995
31,281	Medical Properties Trust, Inc.	315,625
1,593	National Health Investors, Inc.	87,472
15,528	Physicians Realty Trust	228,883
3,482	Sabra Health Care REIT, Inc.	45,231
6,211	Ventas, Inc.	301,358
		1,053,564
	Health Care Technology — 0.1%
13,263	Veradigm, Inc. (a)	179,316
	Hotel & Resort REITs — 0.1%
16,295	Park Hotels & Resorts, Inc.	222,101
	Hotels, Restaurants & Leisure — 0.3%
439	Cracker Barrel Old Country Store, Inc.	40,915
15,067	Penn Entertainment, Inc. (a)	396,111
		437,026
	Household Durables — 3.8%
417	Cavco Industries, Inc. (a)	123,286
2,727	Century Communities, Inc.	210,579
6,031	D.R. Horton, Inc.	766,057
4,112	Garmin Ltd.	435,420
2,165	Green Brick Partners, Inc. (a)	122,366
773	Helen of Troy Ltd. (a)	109,225
4,039	KB Home	217,985
7,293	La-Z-Boy, Inc.	228,781
7,335	Leggett & Platt, Inc.	214,622
5,858	Lennar Corp., Class A	742,970
911	LGI Homes, Inc. (a)	126,401
4,467	M.D.C. Holdings, Inc.	229,068
2,396	M/I Homes, Inc. (a)	239,600
2,546	Meritage Homes Corp.	379,227
1,403	Mohawk Industries, Inc. (a)	149,195
68	NVR, Inc. (a)	428,838
9,449	PulteGroup, Inc.	797,401
7,425	Taylor Morrison Home Corp. (a)	359,518
4,578	Toll Brothers, Inc.	367,751
Shares	Description	Value

	Household Durables (Continued)
544	TopBuild Corp. (a)	$149,018
6,357	Tri Pointe Homes, Inc. (a)	202,661
		6,599,969
	Household Products — 0.3%
3,373	Central Garden & Pet Co., Class A (a)	128,916
1,035	Kimberly-Clark Corp.	133,618
943	Procter & Gamble (The) Co.	147,391
2,563	Reynolds Consumer Products, Inc.	70,944
217	WD-40 Co.	49,802
		530,671
	Industrial Conglomerates — 0.6%
5,865	3M Co.	653,947
2,673	General Electric Co.	305,364
		959,311
	Industrial REITs — 0.2%
12,613	LXP Industrial Trust	127,013
4,036	STAG Industrial, Inc.	146,507
		273,520
	Insurance — 4.3%
6,142	Aflac, Inc.	444,312
2,780	American Equity Investment Life Holding Co.	149,203
1,219	American Financial Group, Inc.	148,243
12,756	American International Group, Inc.	768,932
5,728	Arch Capital Group Ltd. (a)	445,008
575	Assurant, Inc.	77,343
2,596	Assured Guaranty Ltd.	155,189
2,691	Axis Capital Holdings Ltd.	148,328
1,530	Brighthouse Financial, Inc. (a)	79,759
2,076	Brown & Brown, Inc.	146,254
2,227	Chubb Ltd.	455,221
5,195	CNO Financial Group, Inc.	133,615
3,288	Employers Holdings, Inc.	127,016
418	Everest Group Ltd.	150,693
4,024	Fidelity National Financial, Inc.	157,620
1,269	First American Financial Corp.	80,429
41,778	Genworth Financial, Inc., Class A (a)	244,819
661	Globe Life, Inc.	74,144
8,153	Hartford Financial Services Group (The), Inc.	586,038
9,888	Loews Corp.	619,483
2,528	MetLife, Inc.	159,188
8,630	Old Republic International Corp.	237,929
7,743	Principal Financial Group, Inc.	618,434
See Notes to Financial Statements

First Trust Multi Cap Value AlphaDEX® Fund (FAB)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Insurance (Continued)
1,044	Reinsurance Group of America, Inc.	$146,525
572	Safety Insurance Group, Inc.	41,184
4,539	SiriusPoint Ltd. (a)	42,394
5,078	Stewart Information Services Corp.	239,326
2,468	Travelers (The) Cos., Inc.	426,002
6,073	Unum Group	295,209
52	White Mountains Insurance Group Ltd.	80,445
		7,478,285
	Interactive Media & Services — 0.3%
1,194	Alphabet, Inc., Class A (a)	158,468
5,434	Cargurus, Inc. (a)	123,134
498	Meta Platforms, Inc., Class A (a)	158,663
843	Shutterstock, Inc.	43,372
1,035	Ziff Davis, Inc. (a)	75,058
		558,695
	IT Services — 0.7%
463	Accenture PLC, Class A	146,470
3,267	Akamai Technologies, Inc. (a)	308,732
8,993	Cognizant Technology Solutions Corp., Class A	593,808
5,420	DXC Technology Co. (a)	149,863
3,087	Kyndryl Holdings, Inc. (a)	42,168
		1,241,041
	Leisure Products — 0.3%
3,343	Brunswick Corp.	288,534
2,849	Malibu Boats, Inc., Class A (a)	170,798
		459,332
	Life Sciences Tools & Services — 0.7%
1,397	Charles River Laboratories International, Inc. (a)	292,727
6,179	Revvity, Inc.	759,708
374	West Pharmaceutical Services, Inc.	137,647
		1,190,082
	Machinery — 2.7%
2,204	AGCO Corp.	293,353
454	Alamo Group, Inc.	87,967
6,416	Crane NXT Co.	379,507
2,395	Cummins, Inc.	624,616
1,989	Dover Corp.	290,334
921	EnPro Industries, Inc.	127,816
1,950	Flowserve Corp.	73,632
1,911	Fortive Corp.	149,727
4,332	Kennametal, Inc.	132,039
Shares	Description	Value

	Machinery (Continued)
980	Middleby (The) Corp. (a)	$148,813
3,319	Mueller Industries, Inc.	269,038
2,525	Mueller Water Products, Inc., Class A	40,627
1,673	Oshkosh Corp.	154,033
7,018	PACCAR, Inc.	604,460
1,859	Shyft Group (The), Inc.	26,825
1,488	Snap-on, Inc.	405,391
4,576	Stanley Black & Decker, Inc.	454,260
505	Tennant Co.	40,521
1,583	Timken (The) Co.	146,998
2,677	Westinghouse Air Brake Technologies Corp.	317,064
		4,767,021
	Marine Transportation — 0.2%
1,882	Kirby Corp. (a)	153,345
2,688	Matson, Inc.	251,221
		404,566
	Media — 2.1%
13,573	Altice USA, Inc., Class A (a)	46,012
220	Cable One, Inc.	159,267
1,168	Charter Communications, Inc., Class A (a)	473,262
10,320	Comcast Corp., Class A	467,083
54,944	DISH Network Corp., Class A (a)	435,706
17,270	Fox Corp., Class A	577,681
7,610	Interpublic Group of (The) Cos., Inc.	260,490
1,205	John Wiley & Sons, Inc., Class A	41,247
1,839	New York Times (The) Co., Class A	74,958
11,141	News Corp., Class A	220,815
2,175	Nexstar Media Group, Inc.	406,116
1,501	Omnicom Group, Inc.	127,015
8,984	Paramount Global, Class B	144,013
3,161	Scholastic Corp.	136,524
		3,570,189
	Metals & Mining — 0.9%
1,270	Alpha Metallurgical Resources, Inc.	219,989
17,282	Cleveland-Cliffs, Inc. (a)	305,027
3,350	Newmont Corp.	143,782
4,815	Ryerson Holding Corp.	204,589
14,477	United States Steel Corp.	369,164
5,362	Warrior Met Coal, Inc.	237,269
1,203	Worthington Industries, Inc.	89,768
		1,569,588
See Notes to Financial Statements

First Trust Multi Cap Value AlphaDEX® Fund (FAB)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Mortgage REITs — 0.7%
8,298	Arbor Realty Trust, Inc. (b)	$140,319
6,960	Blackstone Mortgage Trust, Inc., Class A	160,010
10,843	Claros Mortgage Trust, Inc.	133,586
15,402	Ladder Capital Corp.	169,268
7,408	Ready Capital Corp.	85,711
23,235	Rithm Capital Corp.	234,209
11,199	Starwood Property Trust, Inc.	232,267
		1,155,370
	Multi-Utilities — 2.8%
5,250	Ameren Corp.	449,768
3,132	Avista Corp.	121,020
3,606	Black Hills Corp.	217,550
14,709	CenterPoint Energy, Inc.	442,594
4,996	CMS Energy Corp.	305,106
8,119	Consolidated Edison, Inc.	770,168
8,279	Dominion Energy, Inc.	443,340
3,897	DTE Energy Co.	445,427
2,167	NorthWestern Corp.	122,371
9,378	Public Service Enterprise Group, Inc.	591,939
4,032	Sempra	600,849
3,328	WEC Energy Group, Inc.	299,054
		4,809,186
	Office REITs — 1.9%
5,175	Alexandria Real Estate Equities, Inc.	650,394
5,030	Boston Properties, Inc.	335,149
12,705	Cousins Properties, Inc.	310,383
9,782	Douglas Emmett, Inc.	143,795
2,828	Easterly Government Properties, Inc.	41,741
4,124	Equity Commonwealth	80,789
8,736	Highwoods Properties, Inc.	220,759
49,500	Hudson Pacific Properties, Inc.	290,565
13,889	JBG SMITH Properties	232,363
12,032	Kilroy Realty Corp.	429,543
37,723	Paramount Group, Inc.	197,669
28,732	Piedmont Office Realty Trust, Inc., Class A	213,766
2,782	SL Green Realty Corp. (b)	104,909
		3,251,825
	Oil, Gas & Consumable Fuels — 5.1%
1,853	Arch Resources, Inc.	237,999
4,613	California Resources Corp.	246,104
5,957	Callon Petroleum Co. (a)	223,745
4,327	Chesapeake Energy Corp.	364,939
2,355	Chord Energy Corp.	369,358
6,977	Delek US Holdings, Inc.	192,495
Shares	Description	Value

	Oil, Gas & Consumable Fuels (Continued)
5,844	DT Midstream, Inc.	$312,771
1,989	Gulfport Energy Corp. (a)	203,773
8,117	HF Sinclair Corp.	422,815
31,883	Marathon Oil Corp.	837,566
6,294	Marathon Petroleum Corp.	837,228
19,279	Ovintiv, Inc.	888,569
7,849	Par Pacific Holdings, Inc. (a)	247,086
8,845	PBF Energy, Inc., Class A	419,607
16,717	Peabody Energy Corp.	375,129
7,695	Phillips 66	858,377
11,447	SM Energy Co.	415,412
60,245	Southwestern Energy Co. (a)	390,388
6,257	Valero Energy Corp.	806,590
10,100	World Kinect Corp.	227,654
		8,877,605
	Paper & Forest Products — 0.2%
2,897	Louisiana-Pacific Corp.	220,549
4,131	Sylvamo Corp.	202,708
		423,257
	Passenger Airlines — 0.6%
325	Allegiant Travel Co. (a)	40,203
9,431	JetBlue Airways Corp. (a)	73,279
8,108	Southwest Airlines Co.	276,969
10,700	United Airlines Holdings, Inc. (a)	581,117
		971,568
	Personal Care Products — 0.3%
2,023	Edgewell Personal Care Co.	79,727
9,288	Herbalife Ltd. (a)	150,837
1,334	Medifast, Inc.	135,921
3,703	Nu Skin Enterprises, Inc., Class A	108,831
		475,316
	Pharmaceuticals — 0.8%
21,596	Elanco Animal Health, Inc. (a)	260,664
569	Ligand Pharmaceuticals, Inc. (a)	38,083
10,439	Organon & Co.	229,449
2,134	Perrigo Co. PLC	78,190
2,781	Supernus Pharmaceuticals, Inc. (a)	85,349
73,540	Viatris, Inc.	774,376
		1,466,111
	Professional Services — 1.7%
2,873	ASGN, Inc. (a)	219,267
425	CACI International, Inc., Class A (a)	148,937
4,485	Concentrix Corp.	373,331
See Notes to Financial Statements

First Trust Multi Cap Value AlphaDEX® Fund (FAB)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Professional Services (Continued)
777	CSG Systems International, Inc.	$40,085
12,518	Dun & Bradstreet Holdings, Inc.	147,963
2,660	First Advantage Corp. (a)	39,900
1,927	Genpact Ltd.	69,545
3,607	Jacobs Solutions, Inc.	452,354
655	Kforce, Inc.	41,553
4,847	Leidos Holdings, Inc.	453,340
2,737	ManpowerGroup, Inc.	215,895
1,925	Robert Half, Inc.	142,739
644	Science Applications International Corp.	78,143
4,845	SS&C Technologies Holdings, Inc.	282,221
1,525	TriNet Group, Inc. (a)	160,476
2,468	TTEC Holdings, Inc.	84,998
		2,950,747
	Real Estate Management & Development — 0.5%
3,637	CBRE Group, Inc., Class A (a)	302,999
1,395	Jones Lang LaSalle, Inc. (a)	232,337
2,651	Marcus & Millichap, Inc.	97,239
33,584	Newmark Group, Inc., Class A	232,401
		864,976
	Residential REITs — 0.6%
8,027	Apartment Income REIT Corp.	277,253
1,551	AvalonBay Communities, Inc.	292,596
4,450	Equity Residential	293,433
611	Essex Property Trust, Inc.	148,809
		1,012,091
	Retail REITs — 0.2%
2,848	Acadia Realty Trust	44,742
5,313	InvenTrust Properties Corp.	129,319
7,247	Kimco Realty Corp.	146,824
		320,885
	Semiconductors & Semiconductor Equipment — 1.3%
12,170	Amkor Technology, Inc.	354,025
2,010	Cohu, Inc. (a)	87,736
4,274	Intel Corp.	152,881
2,265	Micron Technology, Inc.	161,698
669	MKS Instruments, Inc.	73,035
3,603	QUALCOMM, Inc.	476,209
5,305	Skyworks Solutions, Inc.	606,733
2,545	Synaptics, Inc. (a)	229,839
1,284	Teradyne, Inc.	145,015
		2,287,171
Shares	Description	Value

	Software — 0.3%
1,770	ACI Worldwide, Inc. (a)	$41,046
2,695	Consensus Cloud Solutions, Inc. (a)	87,345
9,003	Digital Turbine, Inc. (a)	97,593
865	Dolby Laboratories, Inc., Class A	76,648
865	InterDigital, Inc.	80,177
5,747	NCR Corp. (a)	154,479
		537,288
	Specialized REITs — 0.4%
1,256	Digital Realty Trust, Inc.	156,523
2,740	PotlatchDeltic Corp.	146,946
12,796	Weyerhaeuser Co.	435,832
		739,301
	Specialty Retail — 3.0%
1,087	Abercrombie & Fitch Co., Class A (a)	43,056
4,119	Advance Auto Parts, Inc.	306,412
10,420	American Eagle Outfitters, Inc.	146,401
1,505	Asbury Automotive Group, Inc. (a)	339,528
1,760	AutoNation, Inc. (a)	283,325
3,862	Bath & Body Works, Inc.	143,126
5,232	Best Buy Co., Inc.	434,518
13,357	Foot Locker, Inc.	358,903
16,218	Gap (The), Inc.	167,045
808	Group 1 Automotive, Inc.	208,892
6,323	Guess?, Inc.	132,720
1,190	Lithia Motors, Inc.	369,531
633	Lowe’s Cos., Inc.	148,293
3,568	ODP (The) Corp. (a)	177,972
1,738	Penske Automotive Group, Inc.	280,548
2,500	Revolve Group, Inc. (a)	49,300
219	RH (a)	85,009
9,958	Sally Beauty Holdings, Inc. (a)	119,197
5,547	Signet Jewelers Ltd.	446,478
859	Sonic Automotive, Inc., Class A	41,137
646	Tractor Supply Co.	144,697
1,316	Upbound Group, Inc.	45,573
5,043	Urban Outfitters, Inc. (a)	183,414
12,464	Victoria’s Secret & Co. (a)	255,387
2,315	Williams-Sonoma, Inc.	320,952
		5,231,414
	Technology Hardware, Storage & Peripherals — 0.9%
1,339	Dell Technologies, Inc., Class C	70,860
43,686	Hewlett Packard Enterprise Co.	759,263
9,559	HP, Inc.	313,822
5,612	NetApp, Inc.	437,792
2,752	Xerox Holdings Corp.	43,977
		1,625,714
See Notes to Financial Statements

First Trust Multi Cap Value AlphaDEX® Fund (FAB)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Textiles, Apparel & Luxury Goods — 0.7%
1,151	Carter’s, Inc.	$86,337
5,790	Levi Strauss & Co., Class A	87,255
2,556	PVH Corp.	229,120
1,174	Ralph Lauren Corp.	154,181
2,750	Skechers U.S.A., Inc., Class A (a)	152,845
2,555	Steven Madden Ltd.	85,286
50,149	Under Armour, Inc., Class A (a)	404,201
3,794	VF Corp.	75,159
		1,274,384
	Tobacco — 0.1%
4,183	Universal Corp.	211,534
	Trading Companies & Distributors — 0.9%
8,652	Air Lease Corp.	366,326
2,313	Boise Cascade Co.	239,372
1,126	GATX Corp.	141,155
2,279	MSC Industrial Direct Co., Inc., Class A	229,997
16,130	NOW, Inc. (a)	183,721
2,751	Rush Enterprises, Inc., Class A	177,935
1,663	Veritiv Corp.	233,036
		1,571,542
	Water Utilities — 0.0%
794	California Water Service Group	42,098
	Wireless Telecommunication Services — 0.4%
25,381	Telephone and Data Systems, Inc.	203,556
2,113	T-Mobile US, Inc. (a)	291,108
11,848	United States Cellular Corp. (a)	209,828
		704,492
	Total Common Stocks	174,032,375
	(Cost $168,470,468)
MONEY MARKET FUNDS — 0.1%
144,211	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 5.23% (d) (e)	144,211
103,343	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.13% (d)	103,343
	Total Money Market Funds	247,554
	(Cost $247,554)

Principal Value	Description	Value
REPURCHASE AGREEMENTS — 0.8%
$1,425,781	BNP Paribas S.A., 5.24% (d), dated 07/31/23, due 08/01/23, with a maturity value of $1,425,989. Collateralized by U.S. Treasury Securities, interest rates of 1.75% to 3.88%, due 12/31/24 to 03/31/25. The value of the collateral including accrued interest is $1,454,329. (e)	$1,425,781
	(Cost $1,425,781)

	Total Investments — 100.9%	175,705,710
	(Cost $170,143,803)
	Net Other Assets and Liabilities — (0.9)%	(1,621,273)
	Net Assets — 100.0%	$174,084,437

(a)	Non-income producing security.
(b)
All or a portion of this security is on loan (see Note 2D -
Securities Lending in the Notes to Financial Statements). The
remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate
value of such securities, including those sold and pending
settlement, is $1,517,033 and the total value of the collateral held by the Fund is $1,569,992.

(c)	Non-income producing security which makes payment-in- kind (“PIK”) distributions. For the fiscal year ended July 31, 2023, the Fund received 115 PIK shares of Summit Materials, Inc.
(d)	Rate shown reflects yield as of July 31, 2023.
(e)	This security serves as collateral for securities on loan.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 7/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$174,032,375	$174,032,375	$—	$—
Money Market Funds	247,554	247,554	—	—
Repurchase Agreements	1,425,781	—	1,425,781	—
Total Investments	$175,705,710	$174,279,929	$1,425,781	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Multi Cap Value AlphaDEX® Fund (FAB)
Portfolio of Investments (Continued)
July 31, 2023

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Securities Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities(1)	$1,517,033
Non-cash Collateral(2)	(1,517,033)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At July 31, 2023, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities(3)	$1,425,781
Non-cash Collateral(4)	(1,425,781)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At July 31, 2023, the value of the collateral received from each seller exceeded the value of the repurchase agreements.
See Notes to Financial Statements

First Trust Multi Cap Growth AlphaDEX® Fund (FAD)
Portfolio of Investments
July 31, 2023

Shares	Description	Value
COMMON STOCKS — 100.0%
	Aerospace & Defense — 2.5%
1,743	AeroVironment, Inc. (a)	$166,038
2,345	Axon Enterprise, Inc. (a)	436,006
2,967	Boeing (The) Co. (a)	708,668
3,239	BWX Technologies, Inc.	223,491
1,262	Curtiss-Wright Corp.	241,497
2,586	HEICO Corp.	455,084
4,065	Hexcel Corp.	287,314
15,799	Howmet Aerospace, Inc.	807,961
37,143	Rocket Lab USA, Inc. (a)	273,744
5,294	Spirit AeroSystems Holdings, Inc., Class A	168,455
875	TransDigm Group, Inc.	787,255
		4,555,513
	Air Freight & Logistics — 0.1%
841	Forward Air Corp.	99,944
	Automobile Components — 0.6%
1,424	Fox Factory Holding Corp. (a)	159,346
19,069	Luminar Technologies, Inc. (a) (b)	141,111
6,749	Modine Manufacturing Co. (a)	253,492
2,152	Visteon Corp. (a)	331,602
2,646	XPEL, Inc. (a) (c)	214,934
		1,100,485
	Automobiles — 0.7%
4,388	Harley-Davidson, Inc.	169,421
9,153	Rivian Automotive, Inc., Class A (a)	252,989
2,991	Tesla, Inc. (a)	799,883
		1,222,293
	Banks — 0.2%
1,426	BancFirst Corp.	142,457
486	City Holding Co.	48,070
1,436	Cullen/Frost Bankers, Inc.	155,921
1,608	S&T Bancorp, Inc.	50,781
		397,229
	Beverages — 0.6%
2,590	Celsius Holdings, Inc. (a)	374,773
839	MGP Ingredients, Inc.	95,654
5,453	Monster Beverage Corp. (a)	313,493
1,691	PepsiCo, Inc.	316,995
		1,100,915
	Biotechnology — 2.6%
7,444	ACADIA Pharmaceuticals, Inc. (a)	217,663
6,295	Agios Pharmaceuticals, Inc. (a)	166,943
4,936	Alkermes PLC (a)	144,526
6,152	Amicus Therapeutics, Inc. (a)	83,790
Shares	Description	Value

	Biotechnology (Continued)
3,392	Apellis Pharmaceuticals, Inc. (a)	$87,344
7,628	Bridgebio Pharma, Inc. (a)	267,056
6,633	Catalyst Pharmaceuticals, Inc. (a)	91,734
1,376	CRISPR Therapeutics AG (a)	78,886
17,249	Dynavax Technologies Corp. (a)	241,314
4,114	Exact Sciences Corp. (a)	401,280
4,043	Exelixis, Inc. (a)	79,688
40,871	Geron Corp. (a)	132,422
4,225	Insmed, Inc. (a)	93,330
1,895	Intellia Therapeutics, Inc. (a)	80,215
1,883	Ionis Pharmaceuticals, Inc. (a)	78,013
712	Karuna Therapeutics, Inc. (a)	142,236
10,748	MannKind Corp. (a)	49,118
3,887	Morphic Holding, Inc. (a)	220,510
1,588	Natera, Inc. (a)	71,809
1,922	Prothena Corp. PLC (a)	132,368
2,192	PTC Therapeutics, Inc. (a)	88,425
11,933	Recursion Pharmaceuticals, Inc., Class A (a)	168,494
3,333	REVOLUTION Medicines, Inc. (a)	87,491
5,406	Rhythm Pharmaceuticals, Inc. (a)	96,443
22,994	Roivant Sciences Ltd. (a)	275,468
3,792	Sage Therapeutics, Inc. (a)	131,507
7,178	TG Therapeutics, Inc. (a)	148,513
4,357	Twist Bioscience Corp. (a)	106,049
948	Ultragenyx Pharmaceutical, Inc. (a)	40,878
5,151	Veracyte, Inc. (a)	141,395
4,745	Vericel Corp. (a)	170,441
1,300	Vertex Pharmaceuticals, Inc. (a)	458,042
		4,773,391
	Broadline Retail — 0.1%
710	Dillard’s, Inc., Class A	243,558
	Building Products — 2.5%
3,259	AAON, Inc.	343,042
2,716	Advanced Drainage Systems, Inc.	331,325
1,931	Allegion PLC	225,657
2,103	Armstrong World Industries, Inc.	162,688
10,203	AZEK (The) Co., Inc. (a)	318,334
2,841	Builders FirstSource, Inc. (a)	410,326
2,442	Carlisle Cos., Inc.	676,922
1,341	CSW Industrials, Inc.	242,117
5,530	Griffon Corp.	230,712
6,938	Hayward Holdings, Inc. (a)	92,692
16,725	Janus International Group, Inc. (a)	190,999
1,185	Lennox International, Inc.	435,416
See Notes to Financial Statements

First Trust Multi Cap Growth AlphaDEX® Fund (FAD)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Building Products (Continued)
4,040	Masco Corp.	$245,147
3,275	Trane Technologies PLC	653,166
		4,558,543
	Capital Markets — 2.7%
515	Affiliated Managers Group, Inc.	71,400
1,377	Ameriprise Financial, Inc.	479,816
4,748	Ares Management Corp., Class A	471,096
4,423	AssetMark Financial Holdings, Inc. (a)	132,248
3,878	B. Riley Financial, Inc.	215,345
1,640	Blackstone, Inc.	171,856
2,690	Charles Schwab (The) Corp.	177,809
380	FactSet Research Systems, Inc.	165,315
2,229	Hamilton Lane, Inc., Class A	197,110
3,720	Interactive Brokers Group, Inc., Class A	324,868
2,723	KKR & Co., Inc.	161,692
2,104	LPL Financial Holdings, Inc.	482,573
901	Moody’s Corp.	317,828
2,057	Northern Trust Corp.	164,807
628	PJT Partners, Inc., Class A	49,807
4,408	Raymond James Financial, Inc.	485,188
7,741	Robinhood Markets, Inc., Class A (a)	99,549
1,563	S&P Global, Inc.	616,619
1,296	SEI Investments Co.	81,635
1,495	TPG, Inc.	43,998
		4,910,559
	Chemicals — 1.9%
1,045	Air Products and Chemicals, Inc.	319,070
2,051	Albemarle Corp.	435,386
9,419	Axalta Coating Systems Ltd. (a)	301,408
1,146	Balchem Corp.	154,412
1,155	Cabot Corp.	82,005
2,196	CF Industries Holdings, Inc.	180,248
8,377	Chemours (The) Co.	309,781
3,355	Ecolab, Inc.	614,435
23,519	Ginkgo Bioworks Holdings, Inc. (a) (b)	59,033
752	Ingevity Corp. (a)	48,143
1,306	Innospec, Inc.	139,925
14,083	Livent Corp. (a)	346,723
8,402	Orion S.A.	184,172
1,722	RPM International, Inc.	177,900
		3,352,641
	Commercial Services & Supplies — 2.2%
2,091	ABM Industries, Inc.	96,771
2,628	Brink’s (The) Co.	191,739
Shares	Description	Value

	Commercial Services & Supplies (Continued)
2,562	Casella Waste Systems, Inc., Class A (a)	$206,728
920	Cintas Corp.	461,877
2,350	Clean Harbors, Inc. (a)	390,711
6,868	Copart, Inc. (a)	607,063
2,855	Driven Brands Holdings, Inc. (a)	73,859
2,117	Montrose Environmental Group, Inc. (a)	85,675
1,776	MSA Safety, Inc.	294,816
4,090	Republic Services, Inc.	618,040
10,680	Rollins, Inc.	436,064
1,415	Tetra Tech, Inc.	239,432
1,806	Waste Management, Inc.	295,805
		3,998,580
	Communications Equipment — 1.0%
3,865	Arista Networks, Inc. (a)	599,423
3,096	Calix, Inc. (a)	139,661
7,771	CommScope Holding Co., Inc. (a)	34,969
4,526	Digi International, Inc. (a)	189,775
8,555	Extreme Networks, Inc. (a)	227,477
11,026	Harmonic, Inc. (a)	164,508
1,560	Motorola Solutions, Inc.	447,143
		1,802,956
	Construction & Engineering — 1.6%
1,825	AECOM	158,775
1,833	Ameresco, Inc., Class A (a)	106,699
14,171	API Group Corp. (a)	407,558
2,353	Comfort Systems USA, Inc.	409,351
1,961	Dycom Industries, Inc. (a)	195,276
2,091	EMCOR Group, Inc.	449,649
3,986	Quanta Services, Inc.	803,657
531	Valmont Industries, Inc.	140,582
4,850	WillScot Mobile Mini Holdings Corp. (a)	232,558
		2,904,105
	Construction Materials — 0.2%
2,072	Eagle Materials, Inc.	382,015
	Consumer Finance — 0.5%
3,312	FirstCash Holdings, Inc.	315,567
46,318	SoFi Technologies, Inc. (a)	530,341
		845,908
	Consumer Staples Distribution & Retail — 0.4%
1,268	Casey’s General Stores, Inc.	320,373
See Notes to Financial Statements

First Trust Multi Cap Growth AlphaDEX® Fund (FAD)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Consumer Staples Distribution & Retail (Continued)
4,986	Chefs’ Warehouse (The), Inc. (a)	$181,191
2,055	Sysco Corp.	156,817
		658,381
	Containers & Packaging — 0.2%
9,646	Graphic Packaging Holding Co.	233,433
2,243	Greif, Inc., Class A	165,915
		399,348
	Distributors — 0.2%
2,703	Genuine Parts Co.	420,911
	Diversified Consumer Services — 0.3%
1,273	Adtalem Global Education, Inc. (a)	55,045
1,247	Duolingo, Inc. (a)	193,522
9,238	Mister Car Wash, Inc. (a)	91,733
12,227	Udemy, Inc. (a)	144,401
		484,701
	Diversified Telecommunication Services — 0.2%
1,325	Cogent Communications Holdings, Inc.	81,143
3,731	Iridium Communications, Inc.	196,064
		277,207
	Electric Utilities — 1.0%
8,553	Constellation Energy Corp.	826,647
1,127	MGE Energy, Inc.	90,430
2,152	OGE Energy Corp.	77,795
2,258	Otter Tail Corp.	182,921
36,251	PG&E Corp. (a)	638,380
		1,816,173
	Electrical Equipment — 1.9%
2,825	AMETEK, Inc.	448,045
9,861	Array Technologies, Inc. (a)	187,852
2,477	Atkore, Inc. (a)	393,026
3,894	Eaton Corp. PLC	799,516
1,199	Encore Wire Corp.	204,657
8,366	Fluence Energy, Inc. (a)	244,622
2,361	Hubbell, Inc.	736,632
3,487	Shoals Technologies Group, Inc., Class A (a)	90,522
15,585	Stem, Inc. (a) (b)	110,186
1,651	Vicor Corp. (a)	152,338
		3,367,396
	Electronic Equipment, Instruments & Components — 1.4%
5,385	Amphenol Corp., Class A	475,549
Shares	Description	Value

	Electronic Equipment, Instruments & Components (Continued)
2,095	Badger Meter, Inc.	$344,921
4,039	Belden, Inc.	390,329
2,758	Cognex Corp.	150,642
2,092	CTS Corp.	93,366
910	Keysight Technologies, Inc. (a)	146,583
4,937	Knowles Corp. (a)	90,199
796	Littelfuse, Inc.	242,461
3,264	TE Connectivity Ltd.	468,351
371	Teledyne Technologies, Inc. (a)	142,661
		2,545,062
	Energy Equipment & Services — 2.3%
3,651	Cactus, Inc., Class A	185,398
9,956	ChampionX Corp.	354,434
15,651	Diamond Offshore Drilling, Inc. (a)	247,755
10,061	Expro Group Holdings N.V. (a)	223,254
13,867	Halliburton Co.	541,922
24,159	Helix Energy Solutions Group, Inc. (a)	231,926
4,359	Helmerich & Payne, Inc.	195,152
13,335	Liberty Energy, Inc.	219,628
470	Nabors Industries Ltd. (a)	57,570
12,909	Patterson-UTI Energy, Inc.	204,479
3,918	ProFrac Holding Corp., Class A (a)	50,425
12,468	RPC, Inc.	103,734
9,313	Schlumberger Ltd.	543,320
4,020	Tidewater, Inc. (a)	253,702
3,683	Valaris Ltd. (a)	282,854
5,816	Weatherford International PLC (a)	483,310
		4,178,863
	Entertainment — 1.0%
13,507	Cinemark Holdings, Inc. (a)	225,432
3,230	Endeavor Group Holdings, Inc., Class A (a)	76,228
2,060	Liberty Media Corp.-Liberty Formula One, Class C (a)	149,556
8,595	Live Nation Entertainment, Inc. (a)	754,211
822	Madison Square Garden Sports Corp.	174,881
3,783	ROBLOX Corp., Class A (a)	148,483
8,136	Sphere Entertainment Co. (a)	345,373
		1,874,164
	Financial Services — 2.3%
10,194	Apollo Global Management, Inc.	832,952
17,177	AvidXchange Holdings, Inc. (a)	213,167
See Notes to Financial Statements

First Trust Multi Cap Growth AlphaDEX® Fund (FAD)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Financial Services (Continued)
1,550	Federal Agricultural Mortgage Corp., Class C	$249,162
4,966	Fiserv, Inc. (a)	626,759
5,744	Flywire Corp. (a)	196,100
8,983	Marqeta, Inc., Class A (a)	50,125
796	Mastercard, Inc., Class A	313,847
18,533	Payoneer Global, Inc. (a)	98,596
11,842	Remitly Global, Inc. (a)	228,314
4,550	Shift4 Payments, Inc., Class A (a)	313,904
17,115	Toast, Inc., Class A (a)	377,728
1,319	Visa, Inc., Class A	313,566
1,273	WEX, Inc. (a)	241,042
		4,055,262
	Food Products — 1.2%
1,981	Cal-Maine Foods, Inc.	91,502
3,634	Darling Ingredients, Inc. (a)	251,655
1,994	Freshpet, Inc. (a)	146,639
1,254	Hershey (The) Co.	290,063
5,181	Hostess Brands, Inc. (a)	124,551
829	J & J Snack Foods Corp.	132,905
6,812	Lamb Weston Holdings, Inc.	705,928
769	Lancaster Colony Corp.	148,132
11,394	Sovos Brands, Inc. (a)	202,813
1,236	Tootsie Roll Industries, Inc.	43,087
5,449	Utz Brands, Inc.	91,271
		2,228,546
	Gas Utilities — 0.1%
368	Chesapeake Utilities Corp.	43,512
1,504	National Fuel Gas Co.	79,878
		123,390
	Ground Transportation — 2.3%
1,690	Avis Budget Group, Inc. (a)	372,290
18,370	CSX Corp.	612,088
1,204	Landstar System, Inc.	245,122
8,056	Lyft, Inc., Class A (a)	102,392
8,293	Marten Transport Ltd.	187,919
1,381	Norfolk Southern Corp.	322,588
1,695	Old Dominion Freight Line, Inc.	711,036
1,128	Saia, Inc. (a)	477,302
18,138	Uber Technologies, Inc. (a)	897,106
745	Union Pacific Corp.	172,855
		4,100,698
	Health Care Equipment & Supplies — 3.4%
1,399	Abbott Laboratories	155,751
12,395	Alphatec Holdings, Inc. (a)	219,020
2,657	AtriCure, Inc. (a)	147,065
Shares	Description	Value

	Health Care Equipment & Supplies (Continued)
8,458	Boston Scientific Corp. (a)	$438,547
4,874	Dexcom, Inc. (a)	607,105
1,616	Edwards Lifesciences Corp. (a)	132,625
2,504	Glaukos Corp. (a)	193,158
2,723	Haemonetics Corp. (a)	251,169
304	IDEXX Laboratories, Inc. (a)	168,638
1,190	Inspire Medical Systems, Inc. (a)	342,494
529	Insulet Corp. (a)	146,401
1,832	Intuitive Surgical, Inc. (a)	594,301
419	iRhythm Technologies, Inc. (a)	44,020
3,682	Lantheus Holdings, Inc. (a)	318,456
2,771	Merit Medical Systems, Inc. (a)	206,911
4,077	Outset Medical, Inc. (a)	83,905
2,466	Paragon 28, Inc. (a)	43,574
898	Penumbra, Inc. (a)	272,417
2,522	PROCEPT BioRobotics Corp. (a)	86,858
698	ResMed, Inc.	155,200
1,353	Shockwave Medical, Inc. (a)	352,592
1,500	Stryker Corp.	425,115
2,654	TransMedics Group, Inc. (a)	247,300
5,129	Treace Medical Concepts, Inc. (a)	116,890
3,142	Zimmer Biomet Holdings, Inc.	434,067
		6,183,579
	Health Care Providers & Services — 2.3%
1,940	Acadia Healthcare Co., Inc. (a)	153,318
3,593	AdaptHealth Corp. (a)	49,368
472	Addus HomeCare Corp. (a)	43,221
2,652	Agiliti, Inc. (a)	45,535
4,457	agilon health, Inc. (a)	85,351
7,608	Alignment Healthcare, Inc. (a)	47,246
2,124	AMN Healthcare Services, Inc. (a)	227,587
8,280	Cardinal Health, Inc.	757,372
143	Chemed Corp.	74,516
677	CorVel Corp. (a)	138,487
2,428	Ensign Group (The), Inc.	235,200
3,665	Guardant Health, Inc. (a)	143,008
2,580	HCA Healthcare, Inc.	703,850
1,224	HealthEquity, Inc. (a)	83,159
23,709	Hims & Hers Health, Inc. (a)	212,670
24,410	LifeStance Health Group, Inc. (a)	229,210
1,006	National Research Corp.	43,167
7,134	Option Care Health, Inc. (a)	240,986
3,415	Privia Health Group, Inc. (a)	95,347
See Notes to Financial Statements

First Trust Multi Cap Growth AlphaDEX® Fund (FAD)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Health Care Providers & Services (Continued)
5,665	Progyny, Inc. (a)	$236,570
6,832	RadNet, Inc. (a)	226,003
		4,071,171
	Health Care REITs — 0.2%
2,202	CareTrust REIT, Inc.	45,780
2,518	Omega Healthcare Investors, Inc.	80,324
3,872	Welltower, Inc.	318,085
		444,189
	Health Care Technology — 0.5%
3,977	Definitive Healthcare Corp. (a)	47,048
2,271	Doximity, Inc., Class A (a)	81,143
2,942	Evolent Health, Inc., Class A (a)	89,407
2,697	NextGen Healthcare, Inc. (a)	44,851
2,875	Phreesia, Inc. (a)	91,195
4,465	Schrodinger, Inc. (a)	233,564
3,052	Teladoc Health, Inc. (a)	90,858
771	Veeva Systems, Inc., Class A (a)	157,454
		835,520
	Hotel & Resort REITs — 1.0%
5,113	Apple Hospitality REIT, Inc.	79,252
16,379	DiamondRock Hospitality Co.	139,222
27,181	Host Hotels & Resorts, Inc.	500,130
9,412	Pebblebrook Hotel Trust	145,415
12,775	RLJ Lodging Trust	131,583
3,326	Ryman Hospitality Properties, Inc.	316,935
20,516	Service Properties Trust	174,181
17,618	Sunstone Hotel Investors, Inc.	179,527
7,242	Xenia Hotels & Resorts, Inc.	91,973
		1,758,218
	Hotels, Restaurants & Leisure — 8.7%
4,888	Airbnb, Inc., Class A (a)	743,905
7,178	Aramark	289,776
8,288	Bloomin’ Brands, Inc.	222,699
290	Booking Holdings, Inc. (a)	861,532
3,758	Bowlero Corp. (a)	45,585
4,455	Boyd Gaming Corp.	304,366
4,871	Brinker International, Inc. (a)	191,333
6,063	Caesars Entertainment, Inc. (a)	357,838
20,515	Carnival Corp. (a)	386,503
5,156	Cheesecake Factory (The), Inc.	189,638
366	Chipotle Mexican Grill, Inc. (a)	718,194
1,315	Choice Hotels International, Inc.	171,936
2,221	Churchill Downs, Inc.	257,303
4,687	Darden Restaurants, Inc.	791,728
Shares	Description	Value

	Hotels, Restaurants & Leisure (Continued)
5,001	Dave & Buster’s Entertainment, Inc. (a)	$229,046
753	Dine Brands Global, Inc.	45,421
14,538	DraftKings, Inc., Class A (a)	462,018
1,537	Dutch Bros, Inc., Class A (a)	47,662
3,025	Everi Holdings, Inc. (a)	44,891
6,801	Hilton Grand Vacations, Inc. (a)	316,247
4,304	Hilton Worldwide Holdings, Inc.	669,229
3,372	Hyatt Hotels Corp., Class A	426,052
2,285	Jack in the Box, Inc.	227,152
10,801	Las Vegas Sands Corp. (a)	646,008
19,639	Life Time Group Holdings, Inc. (a)	355,270
4,495	Light & Wonder, Inc. (a)	315,999
4,263	Marriott International, Inc., Class A	860,316
1,259	Marriott Vacations Worldwide Corp.	161,794
512	McDonald’s Corp.	150,118
17,829	MGM Resorts International	905,178
1,266	Monarch Casino & Resort, Inc.	87,759
17,744	Norwegian Cruise Line Holdings Ltd. (a)	391,610
592	Papa John’s International, Inc.	48,958
21,903	Playa Hotels & Resorts N.V. (a)	178,728
2,804	Red Rock Resorts, Inc., Class A	135,994
7,548	Royal Caribbean Cruises Ltd. (a)	823,562
13,713	Sabre Corp. (a)	56,223
2,758	SeaWorld Entertainment, Inc. (a)	152,710
2,867	Shake Shack, Inc., Class A (a)	222,651
3,431	Six Flags Entertainment Corp. (a)	82,001
1,539	Starbucks Corp.	156,316
13,285	Target Hospitality Corp. (a) (b)	169,649
2,753	Texas Roadhouse, Inc.	307,097
5,746	Travel + Leisure Co.	234,035
921	Vail Resorts, Inc.	216,886
7,104	Wendy’s (The) Co.	152,665
1,544	Wingstop, Inc.	260,288
2,195	Wynn Resorts Ltd.	239,211
2,261	Yum! Brands, Inc.	311,272
		15,622,352
	Household Durables — 0.4%
1,590	Installed Building Products, Inc.	235,352
2,724	Skyline Champion Corp. (a)	189,754
5,785	Tempur Sealy International, Inc.	258,184
		683,290
	Household Products — 0.1%
2,655	Energizer Holdings, Inc.	94,784
See Notes to Financial Statements

First Trust Multi Cap Growth AlphaDEX® Fund (FAD)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Independent Power and Renewable Electricity Producers — 0.4%
7,356	AES (The) Corp.	$159,110
8,101	Altus Power, Inc. (a)	55,168
9,737	Sunnova Energy International, Inc. (a) (b)	171,955
14,716	Vistra Corp.	412,931
		799,164
	Industrial Conglomerates — 0.2%
1,509	Honeywell International, Inc.	292,942
	Industrial REITs — 0.1%
4,784	Americold Realty Trust, Inc.	155,097
1,468	First Industrial Realty Trust, Inc.	75,896
		230,993
	Insurance — 1.2%
908	Aon PLC, Class A	289,198
2,084	Arthur J. Gallagher & Co.	447,643
3,597	BRP Group, Inc., Class A (a)	89,601
633	Enstar Group Ltd. (a)	161,972
826	Kinsale Capital Group, Inc.	307,793
1,666	Marsh & McLennan Cos., Inc.	313,908
2,261	Palomar Holdings, Inc. (a)	136,926
829	RenaissanceRe Holdings Ltd.	154,824
566	RLI Corp.	75,510
3,442	Ryan Specialty Holdings, Inc. (a)	149,176
		2,126,551
	Interactive Media & Services — 0.5%
11,244	Cars.com, Inc. (a)	256,476
3,644	Match Group, Inc. (a)	169,482
5,577	Pinterest, Inc., Class A (a)	161,677
5,406	TripAdvisor, Inc. (a)	100,822
10,039	ZipRecruiter, Inc., Class A (a)	185,922
		874,379
	IT Services — 2.0%
9,583	Cloudflare, Inc., Class A (a)	659,023
4,441	DigitalOcean Holdings, Inc. (a)	219,918
1,788	Gartner, Inc. (a)	632,219
2,030	GoDaddy, Inc., Class A (a)	156,493
1,905	MongoDB, Inc. (a)	806,577
1,574	Perficient, Inc. (a)	100,405
3,559	Snowflake, Inc., Class A (a)	632,470
5,653	Squarespace, Inc., Class A (a)	187,340
1,386	VeriSign, Inc. (a)	292,377
		3,686,822
	Leisure Products — 0.4%
3,260	Acushnet Holdings Corp.	194,394
Shares	Description	Value

	Leisure Products (Continued)
2,556	Polaris, Inc.	$347,207
7,784	Topgolf Callaway Brands Corp. (a)	155,446
		697,047
	Life Sciences Tools & Services — 0.6%
2,767	10X Genomics, Inc., Class A (a)	174,266
1,045	Bruker Corp.	71,812
1,394	IQVIA Holdings, Inc. (a)	311,922
1,608	Medpace Holdings, Inc. (a)	407,097
162	OmniAb, Inc. - 12.5 Earnout Shares (a) (d) (e) (f) (g)	0
162	OmniAb, Inc. - 15 Earnout Shares (a) (d) (e) (f) (g)	0
9,864	Pacific Biosciences of California, Inc. (a)	130,303
		1,095,400
	Machinery — 4.5%
1,657	Albany International Corp., Class A	159,536
6,842	Allison Transmission Holdings, Inc.	401,557
2,546	Caterpillar, Inc.	675,123
1,129	Deere & Co.	485,018
2,472	Donaldson Co., Inc.	155,316
4,694	Energy Recovery, Inc. (a)	143,073
4,859	Enerpac Tool Group Corp.	133,525
4,644	Esab Corp.	319,043
1,721	ESCO Technologies, Inc.	173,047
3,481	Federal Signal Corp.	212,654
3,003	Franklin Electric Co., Inc.	296,756
2,684	Graco, Inc.	212,922
1,349	Helios Technologies, Inc.	85,257
3,477	Hillenbrand, Inc.	180,595
709	IDEX Corp.	160,099
1,252	Illinois Tool Works, Inc.	329,677
11,980	Ingersoll Rand, Inc.	781,935
2,487	ITT, Inc.	247,705
591	Kadant, Inc.	131,704
1,556	Lincoln Electric Holdings, Inc.	312,305
31,690	Nikola Corp. (a) (b)	84,612
1,262	Nordson Corp.	317,532
3,519	Otis Worldwide Corp.	320,088
710	RBC Bearings, Inc. (a)	160,495
1,260	Standex International Corp.	187,198
6,456	Terex Corp.	378,515
1,520	Toro (The) Co.	154,508
5,103	Trinity Industries, Inc.	133,801
8,692	Wabash National Corp.	205,827
See Notes to Financial Statements

First Trust Multi Cap Growth AlphaDEX® Fund (FAD)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Machinery (Continued)
1,262	Watts Water Technologies, Inc., Class A	$235,401
2,781	Xylem, Inc.	313,558
		8,088,382
	Media — 0.1%
16,327	Magnite, Inc. (a)	247,028
	Metals & Mining — 1.9%
8,733	ATI, Inc. (a)	416,389
5,868	Commercial Metals Co.	335,767
7,831	Freeport-McMoRan, Inc.	349,654
1,562	Materion Corp.	186,097
3,820	Nucor Corp.	657,384
2,884	Reliance Steel & Aluminum Co.	844,608
5,751	Steel Dynamics, Inc.	612,942
		3,402,841
	Mortgage REITs — 0.6%
11,583	Annaly Capital Management, Inc.	232,702
19,687	Apollo Commercial Real Estate Finance, Inc.	232,307
7,581	Chimera Investment Corp.	47,609
9,265	Franklin BSP Realty Trust, Inc.	132,489
7,931	MFA Financial, Inc.	89,303
13,225	New York Mortgage Trust, Inc.	134,234
6,614	PennyMac Mortgage Investment Trust	84,527
3,152	Two Harbors Investment Corp.	42,268
		995,439
	Multi-Utilities — 0.0%
2,824	NiSource, Inc.	78,620
	Oil, Gas & Consumable Fuels — 5.4%
13,320	Antero Midstream Corp.	159,041
3,354	Antero Resources Corp. (a)	89,719
4,463	APA Corp.	180,707
3,002	Cheniere Energy, Inc.	485,904
1,991	Chevron Corp.	325,847
5,568	Civitas Resources, Inc.	416,820
12,577	CNX Resources Corp. (a)	256,571
11,310	Comstock Resources, Inc.	144,202
4,415	ConocoPhillips	519,734
3,286	CONSOL Energy, Inc.	244,873
18,081	Coterra Energy, Inc.	497,951
2,976	CVR Energy, Inc.	109,338
1,792	Denbury, Inc. (a)	157,535
3,154	Devon Energy Corp.	170,316
1,161	Diamondback Energy, Inc.	171,039
12,477	Earthstone Energy, Inc., Class A (a)	199,382
Shares	Description	Value

	Oil, Gas & Consumable Fuels (Continued)
2,737	EOG Resources, Inc.	$362,735
9,392	EQT Corp.	396,155
23,312	Equitrans Midstream Corp.	241,745
4,266	Exxon Mobil Corp.	457,486
4,070	Green Plains, Inc. (a)	144,526
3,365	Hess Corp.	510,571
4,663	International Seaways, Inc.	199,996
8,855	Kinder Morgan, Inc.	156,822
5,073	Kinetik Holdings, Inc.	182,628
12,898	Kosmos Energy Ltd. (a)	91,576
3,697	Magnolia Oil & Gas Corp., Class A	81,889
4,430	Matador Resources Co.	246,441
6,052	Murphy Oil Corp.	261,870
6,493	Northern Oil and Gas, Inc.	255,629
5,327	Occidental Petroleum Corp.	336,293
2,470	ONEOK, Inc.	165,589
20,334	Permian Resources Corp.	237,704
736	Pioneer Natural Resources Co.	166,093
10,511	Range Resources Corp.	330,361
4,994	Sitio Royalties Corp., Class A (b)	136,536
6,011	Targa Resources Corp.	492,842
4,673	Williams (The) Cos., Inc.	160,985
		9,745,451
	Passenger Airlines — 0.6%
21,533	American Airlines Group, Inc. (a)	360,678
16,471	Delta Air Lines, Inc.	761,948
		1,122,626
	Personal Care Products — 0.5%
5,227	Beauty Health (The) Co. (a)	43,332
8,443	BellRing Brands, Inc. (a)	303,526
1,951	elf Beauty, Inc. (a)	227,721
2,285	Inter Parfums, Inc.	341,744
		916,323
	Pharmaceuticals — 0.8%
3,878	Amphastar Pharmaceuticals, Inc. (a)	235,356
1,965	Corcept Therapeutics, Inc. (a)	50,068
668	Eli Lilly & Co.	303,639
1,242	Harmony Biosciences Holdings, Inc. (a)	43,930
3,660	Intra-Cellular Therapies, Inc. (a)	226,334
2,715	Merck & Co., Inc.	289,555
1,287	Reata Pharmaceuticals, Inc., Class A (a)	213,102
5,184	Revance Therapeutics, Inc. (a)	122,498
		1,484,482
See Notes to Financial Statements

First Trust Multi Cap Growth AlphaDEX® Fund (FAD)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Professional Services — 1.5%
4,183	CBIZ, Inc. (a)	$221,239
1,154	Ceridian HCM Holding, Inc. (a)	81,715
1,944	Equifax, Inc.	396,732
512	ExlService Holdings, Inc. (a)	72,166
2,624	Huron Consulting Group, Inc. (a)	248,152
1,948	Insperity, Inc.	229,182
4,750	KBR, Inc.	292,077
1,799	Korn Ferry	94,771
395	NV5 Global, Inc. (a)	43,272
975	Paycom Software, Inc.	359,541
3,568	Sterling Check Corp. (a)	42,852
1,386	Verisk Analytics, Inc.	317,311
11,302	Verra Mobility Corp. (a)	237,229
		2,636,239
	Real Estate Management & Development — 0.7%
5,140	CoStar Group, Inc. (a)	431,606
8,919	DigitalBridge Group, Inc.	142,882
1,958	Howard Hughes (The) Corp. (a)	165,314
2,679	Kennedy-Wilson Holdings, Inc.	44,204
55,438	Opendoor Technologies, Inc. (a)	283,288
1,844	St. Joe (The) Co.	117,057
		1,184,351
	Residential REITs — 0.6%
2,179	American Homes 4 Rent, Class A	81,669
15,398	Apartment Investment and Management Co., Class A	128,265
1,401	Camden Property Trust	152,835
12,722	Independence Realty Trust, Inc.	216,783
9,105	Invitation Homes, Inc.	323,228
3,549	UDR, Inc.	145,083
5,554	Veris Residential, Inc. (a)	103,749
		1,151,612
	Retail REITs — 0.2%
10,375	Kite Realty Group Trust	237,380
3,309	SITE Centers Corp.	46,491
5,945	Tanger Factory Outlet Centers, Inc.	139,173
		423,044
	Semiconductors & Semiconductor Equipment — 6.1%
6,847	Allegro MicroSystems, Inc. (a)	353,374
2,348	Analog Devices, Inc.	468,496
5,417	Applied Materials, Inc.	821,163
2,107	Axcelis Technologies, Inc. (a)	422,411
903	Broadcom, Inc.	811,481
954	Cirrus Logic, Inc. (a)	77,083
Shares	Description	Value

	Semiconductors & Semiconductor Equipment (Continued)
12,853	Credo Technology Group Holding Ltd. (a)	$218,115
2,506	Diodes, Inc. (a)	236,792
2,406	First Solar, Inc. (a)	499,004
488	Impinj, Inc. (a)	32,511
1,614	KLA Corp.	829,515
1,218	Lam Research Corp.	875,121
2,413	Lattice Semiconductor Corp. (a)	219,438
1,179	MACOM Technology Solutions Holdings, Inc. (a)	82,436
1,386	MaxLinear, Inc. (a)	34,193
6,992	Microchip Technology, Inc.	656,829
1,160	Monolithic Power Systems, Inc.	649,008
1,481	NVIDIA Corp.	692,057
3,826	NXP Semiconductors N.V.	853,122
8,279	ON Semiconductor Corp. (a)	892,062
2,654	Onto Innovation, Inc. (a)	329,945
3,953	PDF Solutions, Inc. (a)	181,798
1,633	Power Integrations, Inc.	158,630
6,020	Rambus, Inc. (a)	376,912
979	Silicon Laboratories, Inc. (a)	146,008
536	Universal Display Corp.	78,192
		10,995,696
	Software — 11.8%
1,281	Adobe, Inc. (a)	699,644
637	Agilysys, Inc. (a)	46,902
10,878	Alkami Technology, Inc. (a)	183,621
1,730	Altair Engineering, Inc., Class A (a)	129,646
948	ANSYS, Inc. (a)	324,311
1,295	Appfolio, Inc., Class A (a)	233,864
2,756	Appian Corp., Class A (a)	141,989
5,953	Asana, Inc., Class A (a)	144,539
745	Autodesk, Inc. (a)	157,933
5,698	Bentley Systems, Inc., Class B	307,008
3,915	BILL Holdings, Inc. (a)	490,706
1,843	Blackbaud, Inc. (a)	139,054
2,629	Box, Inc., Class A (a)	82,156
4,072	Braze, Inc., Class A (a)	185,113
2,671	Cadence Design Systems, Inc. (a)	625,041
27,568	CCC Intelligent Solutions Holdings, Inc. (a)	303,799
1,888	Clear Secure, Inc., Class A	44,764
1,806	CommVault Systems, Inc. (a)	140,742
10,940	Confluent, Inc., Class A (a)	377,868
2,132	Crowdstrike Holdings, Inc., Class A (a)	344,659
6,367	Datadog, Inc., Class A (a)	743,156
9,925	DoubleVerify Holdings, Inc. (a)	417,842
See Notes to Financial Statements

First Trust Multi Cap Growth AlphaDEX® Fund (FAD)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Software (Continued)
8,691	Dropbox, Inc., Class A (a)	$234,222
4,504	Dynatrace, Inc. (a)	246,324
2,410	Elastic N.V. (a)	160,144
1,302	Envestnet, Inc. (a)	80,698
775	Fair Isaac Corp. (a)	649,427
1,874	Five9, Inc. (a)	164,443
10,359	Fortinet, Inc. (a)	805,101
10,142	Freshworks, Inc., Class A (a)	189,250
4,535	Gitlab, Inc., Class A (a)	225,072
1,015	Guidewire Software, Inc. (a)	86,092
1,670	HashiCorp, Inc., Class A (a)	49,449
1,471	HubSpot, Inc. (a)	853,989
4,254	Intapp, Inc. (a)	174,669
333	Intuit, Inc.	170,396
2,240	Jamf Holding Corp. (a)	48,653
1,546	Manhattan Associates, Inc. (a)	294,699
8,571	MeridianLink, Inc. (a)	191,476
1,343	Microsoft Corp.	451,141
520	MicroStrategy, Inc., Class A (a)	227,698
2,521	Model N, Inc. (a)	84,000
9,104	N-able, Inc. (a)	128,093
4,356	nCino, Inc. (a)	140,917
1,180	New Relic, Inc. (a)	99,096
8,263	Nutanix, Inc., Class A (a)	249,543
6,575	Oracle Corp.	770,787
51,078	Palantir Technologies, Inc., Class A (a)	1,013,388
3,064	Palo Alto Networks, Inc. (a)	765,877
3,562	Procore Technologies, Inc. (a)	270,178
2,259	Progress Software Corp.	135,676
4,260	PROS Holdings, Inc. (a)	161,880
2,201	PTC, Inc. (a)	320,928
4,245	Q2 Holdings, Inc. (a)	150,570
598	Qualys, Inc. (a)	83,002
1,968	Rapid7, Inc. (a)	90,351
2,723	RingCentral, Inc., Class A (a)	112,623
8,042	Samsara, Inc., Class A (a)	224,693
2,897	SentinelOne, Inc., Class A (a)	48,293
1,114	ServiceNow, Inc. (a)	649,462
2,019	Smartsheet, Inc., Class A (a)	89,644
5,905	Splunk, Inc. (a)	639,689
12,891	Sprinklr, Inc., Class A (a)	180,990
1,609	SPS Commerce, Inc. (a)	290,248
1,438	Synopsys, Inc. (a)	649,688
1,774	Tenable Holdings, Inc. (a)	86,323
1,099	Tyler Technologies, Inc. (a)	435,896
4,664	UiPath, Inc., Class A (a)	84,325
3,345	Varonis Systems, Inc. (a)	96,002
2,773	Workday, Inc., Class A (a)	657,561
1,520	Workiva, Inc. (a)	160,041
Shares	Description	Value

	Software (Continued)
15,362	Zeta Global Holdings Corp., Class A (a)	$141,638
4,282	Zscaler, Inc. (a)	686,747
		21,265,449
	Specialized REITs — 0.8%
1,730	CubeSmart	75,013
2,803	EPR Properties	125,126
400	Equinix, Inc.	323,968
8,051	Iron Mountain, Inc.	494,331
778	Lamar Advertising Co., Class A	76,789
5,671	Outfront Media, Inc.	87,674
28,397	Uniti Group, Inc.	158,455
4,852	VICI Properties, Inc.	152,741
		1,494,097
	Specialty Retail — 2.5%
2,858	Academy Sports & Outdoors, Inc.	170,880
125	AutoZone, Inc. (a)	310,215
2,105	Boot Barn Holdings, Inc. (a)	197,659
1,264	Buckle (The), Inc.	46,212
5,872	Chewy, Inc., Class A (a)	199,061
1,753	Dick’s Sporting Goods, Inc.	247,173
786	Five Below, Inc. (a)	163,755
3,715	Floor & Decor Holdings, Inc., Class A (a)	426,668
1,008	Home Depot (The), Inc.	336,511
1,076	Monro, Inc.	39,435
1,241	Murphy USA, Inc.	381,024
819	O’Reilly Automotive, Inc. (a)	758,222
2,793	Ross Stores, Inc.	320,190
5,396	TJX (The) Cos., Inc.	466,916
666	Ulta Beauty, Inc. (a)	296,237
4,119	Valvoline, Inc.	156,398
		4,516,556
	Technology Hardware, Storage & Peripherals — 0.8%
3,229	Apple, Inc.	634,337
8,394	Pure Storage, Inc., Class A (a)	310,494
1,550	Super Micro Computer, Inc. (a)	511,919
		1,456,750
	Textiles, Apparel & Luxury Goods — 0.6%
2,749	Crocs, Inc. (a)	297,854
732	Deckers Outdoor Corp. (a)	397,981
2,118	Kontoor Brands, Inc.	89,719
1,333	Oxford Industries, Inc.	143,764
5,416	Tapestry, Inc.	233,700
		1,163,018
	Tobacco — 0.1%
10,242	Vector Group Ltd.	134,375
See Notes to Financial Statements

First Trust Multi Cap Growth AlphaDEX® Fund (FAD)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Trading Companies & Distributors — 3.0%
2,133	Applied Industrial Technologies, Inc.	$309,264
4,655	Beacon Roofing Supply, Inc. (a)	398,794
12,326	Core & Main, Inc., Class A (a)	389,625
19,465	Custom Truck One Source, Inc. (a)	134,698
10,619	Fastenal Co.	622,380
7,040	FTAI Aviation Ltd.	226,758
3,220	GMS, Inc. (a)	237,282
3,897	H&E Equipment Services, Inc.	189,316
2,822	Herc Holdings, Inc.	377,668
964	McGrath RentCorp	92,910
1,758	United Rentals, Inc.	816,907
993	W.W. Grainger, Inc.	733,321
1,012	Watsco, Inc.	382,728
2,158	WESCO International, Inc.	378,880
4,208	Xometry, Inc., Class A (a)	87,358
		5,377,889
	Water Utilities — 0.1%
543	Middlesex Water Co.	43,668
624	SJW Group	43,967
		87,635
	Wireless Telecommunication Services — 0.0%
5,242	Gogo, Inc. (a)	78,997
	Total Common Stocks	180,322,038
	(Cost $147,069,979)
MONEY MARKET FUNDS — 0.1%
75,089	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 5.23% (h) (i)	75,089
127,210	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.13% (h)	127,210
	Total Money Market Funds	202,299
	(Cost $202,299)

Principal Value	Description	Value
REPURCHASE AGREEMENTS — 0.4%
$742,386	BNP Paribas S.A., 5.24% (h), dated 07/31/23, due 08/01/23, with a maturity value of $742,494. Collateralized by U.S. Treasury Securities, interest rates of 1.75% to 3.88%, due 12/31/24 to 03/31/25. The value of the collateral including accrued interest is $757,250. (i)	$742,386
	(Cost $742,386)

	Total Investments — 100.5%	181,266,723
	(Cost $148,014,664)
	Net Other Assets and Liabilities — (0.5)%	(921,146)
	Net Assets — 100.0%	$180,345,577

(a)	Non-income producing security.
(b)
All or a portion of this security is on loan (see Note 2D -
Securities Lending in the Notes to Financial Statements). The
remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate
value of such securities, including those sold and pending
settlement, is $822,208 and the total value of the collateral held by the Fund is $817,475.

(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended.
(d)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(e)	Restricted security as to resale, excluding Rule 144A securities (see Note2F - Restricted Securities in the Notes to Financial Statements).
(f)
This security is fair valued by the Advisor’s Pricing
Committee in accordance with procedures approved by the
Trust’s Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules
thereunder, as amended. At July 31, 2023, securities noted as such are valued at $0 or 0.0% of net assets.

(g)	This security’s value was determined using significant unobservable inputs (see Note2A- Portfolio Valuation in the Notes to Financial Statements).
(h)	Rate shown reflects yield as of July 31, 2023.
(i)	This security serves as collateral for securities on loan.
See Notes to Financial Statements

First Trust Multi Cap Growth AlphaDEX® Fund (FAD)
Portfolio of Investments (Continued)
July 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 7/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Life Sciences Tools & Services	$1,095,400	$1,095,400	$—	$— **
Other Industry Categories*	179,226,638	179,226,638	—	—
Money Market Funds	202,299	202,299	—	—
Repurchase Agreements	742,386	—	742,386	—
Total Investments	$181,266,723	$180,524,337	$742,386	$— **

*	See Portfolio of Investments for industry breakout.
**	Investments are valued at $0.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Securities Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities(1)	$822,208
Non-cash Collateral(2)	(817,475)
Net Amount	$4,733

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)
The collateral requirements are determined at the beginning
of each business day based on the market value of the loaned securities from the end of the prior day. On July 31, 2023, the last business day of the period, there was sufficient collateral based on the end of day market value from the prior business day; however, as a result of market movement from July 28 to
July 31, the value of the related securities loaned was above the collateral value received. See Note 2D - Securities
Lending in the Notes to Financial Statements.

The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities(3)	$742,386
Non-cash Collateral(4)	(742,386)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At July 31, 2023, the value of the collateral received from each seller exceeded the value of the repurchase agreements.
See Notes to Financial Statements

First Trust Mid Cap Value AlphaDEX® Fund (FNK)
Portfolio of Investments
July 31, 2023

Shares	Description	Value
COMMON STOCKS — 99.9%
	Aerospace & Defense — 1.0%
4,326	Huntington Ingalls Industries, Inc.	$993,552
75,721	Leonardo DRS, Inc. (a)	1,263,784
		2,257,336
	Air Freight & Logistics — 0.3%
6,958	C.H. Robinson Worldwide, Inc.	697,052
	Automobile Components — 1.4%
8,566	Adient PLC (a)	364,569
26,845	BorgWarner, Inc.	1,248,293
22,437	Gentex Corp.	753,434
6,860	Lear Corp.	1,061,654
		3,427,950
	Automobiles — 0.8%
15,858	Thor Industries, Inc.	1,831,440
	Banks — 17.5%
32,695	Bank OZK	1,429,752
12,190	BOK Financial Corp.	1,085,885
66,854	Cadence Bank	1,674,693
30,996	Comerica, Inc.	1,672,544
24,873	East West Bancorp, Inc.	1,547,349
114,774	F.N.B. Corp.	1,467,960
1,279	First Citizens BancShares, Inc., Class A	1,830,633
54,678	First Hawaiian, Inc.	1,131,288
55,076	First Interstate BancSystem, Inc., Class A	1,582,334
21,062	Glacier Bancorp, Inc.	688,727
42,764	Hancock Whitney Corp.	1,882,044
28,794	Home BancShares, Inc.	699,982
29,499	Independent Bank Corp.	1,777,315
146,021	New York Community Bancorp, Inc.	2,025,311
94,190	Old National Bancorp	1,604,056
23,178	Pinnacle Financial Partners, Inc.	1,759,210
21,695	Popular, Inc.	1,573,972
17,435	Prosperity Bancshares, Inc.	1,103,984
14,966	SouthState Corp.	1,162,409
43,406	Synovus Financial Corp.	1,471,463
16,170	UMB Financial Corp.	1,148,070
33,191	United Bankshares, Inc.	1,109,907
39,406	United Community Banks, Inc.	1,145,532
169,421	Valley National Bancorp	1,738,260
34,781	Webster Financial Corp.	1,645,837
45,003	Western Alliance Bancorp (b)	2,337,906
18,081	Wintrust Financial Corp.	1,525,313
48,884	Zions Bancorp N.A. (b)	1,869,813
		41,691,549
Shares	Description	Value

	Beverages — 0.4%
1,548	Coca-Cola Consolidated, Inc.	$980,519
	Broadline Retail — 1.6%
56,964	Kohl’s Corp.	1,620,626
102,260	Macy’s, Inc.	1,696,493
5,667	Ollie’s Bargain Outlet Holdings, Inc. (a)	413,011
		3,730,130
	Building Products — 1.9%
9,125	Fortune Brands Innovations, Inc.	648,514
10,061	Owens Corning	1,408,439
4,740	Simpson Manufacturing Co., Inc.	748,920
5,006	Trex Co., Inc. (a)	346,115
13,530	UFP Industries, Inc.	1,390,343
		4,542,331
	Capital Markets — 2.6%
7,968	Evercore, Inc., Class A	1,076,158
27,469	Federated Hermes, Inc.	929,276
3,339	Houlihan Lokey, Inc.	333,399
97,636	Invesco Ltd.	1,640,285
29,688	Jefferies Financial Group, Inc.	1,092,222
16,504	Stifel Financial Corp.	1,048,664
		6,120,004
	Chemicals — 3.1%
16,052	Avient Corp.	650,588
11,763	Eastman Chemical Co.	1,006,678
34,193	Element Solutions, Inc.	716,685
9,180	H.B. Fuller Co.	679,595
48,594	Huntsman Corp.	1,446,643
2,449	NewMarket Corp.	1,106,213
31,938	Olin Corp.	1,842,184
		7,448,586
	Commercial Services & Supplies — 0.1%
7,068	Stericycle, Inc. (a)	300,319
	Communications Equipment — 0.5%
7,725	Ciena Corp. (a)	325,995
2,244	F5, Inc. (a)	355,091
20,955	Juniper Networks, Inc.	582,549
		1,263,635
	Construction & Engineering — 0.7%
78,379	MDU Resources Group, Inc.	1,733,743
	Construction Materials — 0.4%
26,018	Summit Materials, Inc., Class A (c)	941,331
	Consumer Finance — 1.8%
60,766	Ally Financial, Inc.	1,855,794
646	Credit Acceptance Corp. (a)	359,564
See Notes to Financial Statements

First Trust Mid Cap Value AlphaDEX® Fund (FNK)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Consumer Finance (Continued)
30,053	OneMain Holdings, Inc.	$1,366,810
40,227	SLM Corp.	650,873
		4,233,041
	Consumer Staples Distribution & Retail — 1.0%
10,420	BJ’s Wholesale Club Holdings, Inc. (a)	690,950
5,449	Performance Food Group Co. (a)	325,632
26,811	Sprouts Farmers Market, Inc. (a)	1,052,332
7,460	US Foods Holding Corp. (a)	318,766
		2,387,680
	Containers & Packaging — 1.8%
2,833	AptarGroup, Inc.	344,096
20,408	Berry Global Group, Inc.	1,338,152
3,779	Crown Holdings, Inc.	350,540
8,206	Sealed Air Corp.	374,358
14,001	Silgan Holdings, Inc.	613,944
16,685	Sonoco Products Co.	978,408
11,292	Westrock Co.	375,911
		4,375,409
	Diversified Telecommunication Services — 1.1%
88,050	Frontier Communications Parent, Inc. (a)	1,603,391
580,980	Lumen Technologies, Inc.	1,039,954
		2,643,345
	Electric Utilities — 2.1%
22,650	ALLETE, Inc.	1,300,790
18,136	Hawaiian Electric Industries, Inc.	696,241
6,399	IDACORP, Inc.	657,945
12,089	Pinnacle West Capital Corp.	1,001,211
28,038	Portland General Electric Co.	1,336,571
		4,992,758
	Electrical Equipment — 0.8%
6,039	Acuity Brands, Inc.	997,884
3,025	EnerSys	327,668
4,266	Regal Rexnord Corp.	666,264
		1,991,816
	Electronic Equipment, Instruments & Components — 3.2%
2,946	Advanced Energy Industries, Inc.	368,780
11,459	Arrow Electronics, Inc. (a)	1,633,366
32,533	Avnet, Inc.	1,577,851
6,439	Coherent Corp. (a)	304,951
2,243	Insight Enterprises, Inc. (a)	329,026
Shares	Description	Value

	Electronic Equipment, Instruments & Components (Continued)
6,082	Jabil, Inc.	$673,095
21,785	Sanmina Corp. (a)	1,338,906
13,968	TD SYNNEX Corp.	1,378,781
		7,604,756
	Energy Equipment & Services — 0.5%
61,394	NOV, Inc.	1,232,792
	Financial Services — 3.7%
12,085	Equitable Holdings, Inc.	346,719
35,069	Essent Group Ltd.	1,739,422
53,618	Jackson Financial, Inc., Class A	1,770,466
103,943	MGIC Investment Corp.	1,740,006
64,924	Radian Group, Inc.	1,748,403
4,578	Voya Financial, Inc.	339,962
83,953	Western Union (The) Co.	1,022,548
		8,707,526
	Food Products — 1.8%
13,193	Flowers Foods, Inc.	325,999
9,295	Ingredion, Inc.	1,034,162
15,153	Post Holdings, Inc. (a)	1,292,551
461	Seaboard Corp.	1,661,905
		4,314,617
	Gas Utilities — 1.0%
12,821	ONE Gas, Inc.	1,014,526
20,697	Spire, Inc.	1,315,708
		2,330,234
	Ground Transportation — 2.2%
89,248	Hertz Global Holdings, Inc. (a)	1,503,829
29,540	Knight-Swift Transportation Holdings, Inc.	1,794,555
19,356	Ryder System, Inc.	1,977,215
		5,275,599
	Health Care Equipment & Supplies — 1.3%
19,400	Envista Holdings Corp. (a)	667,554
23,942	Integra LifeSciences Holdings Corp. (a)	1,088,643
11,884	QuidelOrtho Corp. (a)	1,038,186
1,356	Teleflex, Inc.	340,587
		3,134,970
	Health Care Providers & Services — 1.6%
3,267	DaVita, Inc. (a)	333,201
4,848	Encompass Health Corp.	320,114
4,047	Henry Schein, Inc. (a)	318,863
35,602	Premier, Inc., Class A	987,956
10,303	Select Medical Holdings Corp.	309,193
See Notes to Financial Statements

First Trust Mid Cap Value AlphaDEX® Fund (FNK)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Health Care Providers & Services (Continued)
4,033	Tenet Healthcare Corp. (a)	$301,386
8,322	Universal Health Services, Inc., Class B	1,156,425
		3,727,138
	Health Care REITs — 1.2%
17,405	Healthcare Realty Trust, Inc.	339,920
141,794	Medical Properties Trust, Inc.	1,430,701
70,390	Physicians Realty Trust	1,037,549
		2,808,170
	Hotels, Restaurants & Leisure — 0.8%
68,301	Penn Entertainment, Inc. (a)	1,795,633
	Household Durables — 3.1%
33,246	Leggett & Platt, Inc.	972,778
11,536	Meritage Homes Corp.	1,718,287
6,364	Mohawk Industries, Inc. (a)	676,748
33,653	Taylor Morrison Home Corp. (a)	1,629,478
20,757	Toll Brothers, Inc.	1,667,410
2,468	TopBuild Corp. (a)	676,059
		7,340,760
	Household Products — 0.1%
11,619	Reynolds Consumer Products, Inc.	321,614
	Industrial REITs — 0.3%
18,297	STAG Industrial, Inc.	664,181
	Insurance — 3.5%
12,598	American Equity Investment Life Holding Co.	676,135
5,528	American Financial Group, Inc.	672,260
2,611	Assurant, Inc.	351,206
11,766	Assured Guaranty Ltd.	703,371
12,196	Axis Capital Holdings Ltd.	672,243
6,933	Brighthouse Financial, Inc. (a)	361,417
18,236	Fidelity National Financial, Inc.	714,304
5,757	First American Financial Corp.	364,879
2,994	Globe Life, Inc.	335,837
39,125	Old Republic International Corp.	1,078,676
4,733	Reinsurance Group of America, Inc.	664,277
27,526	Unum Group	1,338,039
237	White Mountains Insurance Group Ltd.	366,644
		8,299,288
	Interactive Media & Services — 0.1%
4,686	Ziff Davis, Inc. (a)	339,829
	IT Services — 0.3%
24,570	DXC Technology Co. (a)	679,361
Shares	Description	Value

	Leisure Products — 0.6%
15,155	Brunswick Corp.	$1,308,028
	Machinery — 2.8%
9,991	AGCO Corp.	1,329,802
29,080	Crane NXT Co.	1,720,082
8,836	Flowserve Corp.	333,647
4,441	Middleby (The) Corp. (a)	674,366
15,044	Mueller Industries, Inc.	1,219,467
7,582	Oshkosh Corp.	698,075
7,172	Timken (The) Co.	665,992
		6,641,431
	Marine Transportation — 0.3%
8,532	Kirby Corp. (a)	695,187
	Media — 2.5%
999	Cable One, Inc.	723,216
249,054	DISH Network Corp., Class A (a)	1,974,998
8,335	New York Times (The) Co., Class A	339,735
50,500	News Corp., Class A	1,000,910
9,854	Nexstar Media Group, Inc.	1,839,939
		5,878,798
	Metals & Mining — 1.3%
78,342	Cleveland-Cliffs, Inc. (a)	1,382,736
65,624	United States Steel Corp.	1,673,412
		3,056,148
	Mortgage REITs — 1.2%
31,548	Blackstone Mortgage Trust, Inc., Class A (b)	725,288
105,322	Rithm Capital Corp.	1,061,646
50,761	Starwood Property Trust, Inc.	1,052,783
		2,839,717
	Multi-Utilities — 0.4%
16,342	Black Hills Corp.	985,913
	Office REITs — 2.1%
22,799	Boston Properties, Inc.	1,519,097
57,588	Cousins Properties, Inc.	1,406,875
54,546	Kilroy Realty Corp.	1,947,292
		4,873,264
	Oil, Gas & Consumable Fuels — 5.9%
19,614	Chesapeake Energy Corp.	1,654,245
10,672	Chord Energy Corp.	1,673,796
26,488	DT Midstream, Inc.	1,417,638
36,792	HF Sinclair Corp.	1,916,495
40,090	PBF Energy, Inc., Class A	1,901,870
75,774	Peabody Energy Corp.	1,700,368
51,889	SM Energy Co.	1,883,052
273,090	Southwestern Energy Co. (a)	1,769,623
		13,917,087
See Notes to Financial Statements

First Trust Mid Cap Value AlphaDEX® Fund (FNK)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Paper & Forest Products — 0.4%
13,134	Louisiana-Pacific Corp.	$999,891
	Pharmaceuticals — 1.1%
97,889	Elanco Animal Health, Inc. (a)	1,181,520
47,321	Organon & Co.	1,040,116
9,668	Perrigo Co. PLC	354,235
		2,575,871
	Professional Services — 3.0%
13,021	ASGN, Inc. (a)	993,763
1,926	CACI International, Inc., Class A (a)	674,948
20,325	Concentrix Corp.	1,691,853
56,742	Dun & Bradstreet Holdings, Inc.	670,690
8,737	Genpact Ltd.	315,318
12,402	ManpowerGroup, Inc.	978,270
8,728	Robert Half, Inc.	647,181
2,918	Science Applications International Corp.	354,070
6,913	TriNet Group, Inc. (a)	727,455
		7,053,548
	Real Estate Management & Development — 0.4%
6,321	Jones Lang LaSalle, Inc. (a)	1,052,763
	Residential REITs — 0.5%
36,382	Apartment Income REIT Corp.	1,256,634
	Semiconductors & Semiconductor Equipment — 1.3%
55,168	Amkor Technology, Inc.	1,604,837
3,037	MKS Instruments, Inc.	331,549
11,534	Synaptics, Inc. (a)	1,041,636
		2,978,022
	Software — 0.4%
3,923	Dolby Laboratories, Inc., Class A	347,617
26,051	NCR Corp. (a)	700,251
		1,047,868
	Specialized REITs — 0.3%
12,422	PotlatchDeltic Corp.	666,192
	Specialty Retail — 6.4%
18,677	Advance Auto Parts, Inc.	1,389,382
6,827	Asbury Automotive Group, Inc. (a)	1,540,171
7,977	AutoNation, Inc. (a)	1,284,138
17,507	Bath & Body Works, Inc.	648,809
60,541	Foot Locker, Inc.	1,626,737
73,517	Gap (The), Inc.	757,225
5,397	Lithia Motors, Inc.	1,675,930
7,880	Penske Automotive Group, Inc.	1,271,990
Shares	Description	Value

	Specialty Retail (Continued)
996	RH (a)	$386,617
25,150	Signet Jewelers Ltd.	2,024,324
56,498	Victoria’s Secret & Co. (a)	1,157,644
10,492	Williams-Sonoma, Inc.	1,454,611
		15,217,578
	Technology Hardware, Storage & Peripherals — 0.1%
6,066	Dell Technologies, Inc., Class C	321,013
	Textiles, Apparel & Luxury Goods — 1.9%
11,590	PVH Corp.	1,038,928
5,324	Ralph Lauren Corp.	699,201
12,466	Skechers U.S.A., Inc., Class A (a)	692,860
227,322	Under Armour, Inc., Class A (a)	1,832,215
17,195	VF Corp.	340,633
		4,603,837
	Trading Companies & Distributors — 1.4%
39,218	Air Lease Corp.	1,660,490
5,099	GATX Corp.	639,211
10,335	MSC Industrial Direct Co., Inc., Class A	1,043,008
		3,342,709
	Total Common Stocks	237,477,941
	(Cost $227,741,939)
MONEY MARKET FUNDS — 0.2%
377,661	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 5.23% (d) (e)	377,661
	(Cost $377,661)

See Notes to Financial Statements

First Trust Mid Cap Value AlphaDEX® Fund (FNK)
Portfolio of Investments (Continued)
July 31, 2023
Principal Value	Description	Value
REPURCHASE AGREEMENTS — 1.6%
$3,733,847	BNP Paribas S.A., 5.24% (d), dated 07/31/23, due 08/01/23, with a maturity value of $3,734,390. Collateralized by U.S. Treasury Securities, interest rates of 1.75% to 3.88%, due 12/31/24 to 03/31/25. The value of the collateral including accrued interest is $3,808,607. (e)	$3,733,847
	(Cost $3,733,847)

	Total Investments — 101.7%	241,589,449
	(Cost $231,853,447)
	Net Other Assets and Liabilities — (1.7)%	(3,941,315)
	Net Assets — 100.0%	$237,648,134

(a)	Non-income producing security.
(b)
All or a portion of this security is on loan (see Note 2D -
Securities Lending in the Notes to Financial Statements). The
remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate
value of such securities, including those sold and pending
settlement, is $3,978,407 and the total value of the collateral held by the Fund is $4,111,508.

(c)	Non-income producing security which makes payment-in- kind (“PIK”) distributions. There were no in-kind distributions received for the fiscal year ended July 31, 2023.
(d)	Rate shown reflects yield as of July 31, 2023.
(e)	This security serves as collateral for securities on loan.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 7/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$237,477,941	$237,477,941	$—	$—
Money Market Funds	377,661	377,661	—	—
Repurchase Agreements	3,733,847	—	3,733,847	—
Total Investments	$241,589,449	$237,855,602	$3,733,847	$—

*	See Portfolio of Investments for industry breakout.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Securities Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities(1)	$3,978,407
Non-cash Collateral(2)	(3,978,407)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At July 31, 2023, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities(3)	$3,733,847
Non-cash Collateral(4)	(3,733,847)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At July 31, 2023, the value of the collateral received from each seller exceeded the value of the repurchase agreements.
See Notes to Financial Statements

First Trust Mid Cap Growth AlphaDEX® Fund (FNY)
Portfolio of Investments
July 31, 2023

Shares	Description	Value
COMMON STOCKS — 100.0%
	Aerospace & Defense — 1.7%
16,714	BWX Technologies, Inc.	$1,153,266
6,513	Curtiss-Wright Corp.	1,246,328
20,982	Hexcel Corp.	1,483,008
27,321	Spirit AeroSystems Holdings, Inc., Class A	869,354
		4,751,956
	Automobile Components — 0.9%
7,350	Fox Factory Holding Corp. (a)	822,465
11,107	Visteon Corp. (a)	1,711,478
		2,533,943
	Automobiles — 0.3%
22,650	Harley-Davidson, Inc.	874,517
	Banks — 0.3%
7,416	Cullen/Frost Bankers, Inc.	805,229
	Beverages — 0.7%
13,364	Celsius Holdings, Inc. (a)	1,933,771
	Biotechnology — 2.8%
25,480	Alkermes PLC (a)	746,054
31,747	Amicus Therapeutics, Inc. (a)	432,394
17,509	Apellis Pharmaceuticals, Inc. (a)	450,857
7,103	CRISPR Therapeutics AG (a)	407,215
21,233	Exact Sciences Corp. (a)	2,071,067
20,866	Exelixis, Inc. (a)	411,269
9,779	Intellia Therapeutics, Inc. (a)	413,945
9,718	Ionis Pharmaceuticals, Inc. (a)	402,617
3,677	Karuna Therapeutics, Inc. (a)	734,554
8,195	Natera, Inc. (a)	370,578
118,677	Roivant Sciences Ltd. (a)	1,421,750
		7,862,300
	Broadline Retail — 0.5%
3,666	Dillard’s, Inc., Class A	1,257,585
	Building Products — 4.6%
16,824	AAON, Inc.	1,770,894
14,019	Advanced Drainage Systems, Inc.	1,710,178
9,967	Allegion PLC	1,164,744
10,857	Armstrong World Industries, Inc.	839,897
52,658	AZEK (The) Co., Inc. (a)	1,642,930
14,660	Builders FirstSource, Inc. (a)	2,117,344
6,115	Lennox International, Inc.	2,246,895
20,848	Masco Corp.	1,265,057
		12,757,939
	Capital Markets — 1.1%
2,660	Affiliated Managers Group, Inc.	368,783
19,201	Interactive Brokers Group, Inc., Class A	1,676,823
Shares	Description	Value

	Capital Markets (Continued)
39,955	Robinhood Markets, Inc., Class A (a)	$513,821
6,689	SEI Investments Co.	421,340
		2,980,767
	Chemicals — 2.6%
48,614	Axalta Coating Systems Ltd. (a)	1,555,648
5,916	Balchem Corp.	797,122
5,962	Cabot Corp.	423,302
43,237	Chemours (The) Co.	1,598,904
72,686	Livent Corp. (a)	1,789,530
8,888	RPM International, Inc.	918,219
		7,082,725
	Commercial Services & Supplies — 2.2%
13,225	Casella Waste Systems, Inc., Class A (a)	1,067,125
12,125	Clean Harbors, Inc. (a)	2,015,903
14,736	Driven Brands Holdings, Inc. (a)	381,220
9,168	MSA Safety, Inc.	1,521,888
7,306	Tetra Tech, Inc.	1,236,248
		6,222,384
	Communications Equipment — 0.3%
15,979	Calix, Inc. (a)	720,813
	Construction & Engineering — 3.4%
9,416	AECOM	819,192
73,139	API Group Corp. (a)	2,103,478
12,142	Comfort Systems USA, Inc.	2,112,344
10,790	EMCOR Group, Inc.	2,320,281
2,740	Valmont Industries, Inc.	725,415
25,032	WillScot Mobile Mini Holdings Corp. (a)	1,200,284
		9,280,994
	Construction Materials — 0.7%
10,695	Eagle Materials, Inc.	1,971,837
	Consumer Finance — 1.6%
17,090	FirstCash Holdings, Inc.	1,628,335
239,062	SoFi Technologies, Inc. (a)	2,737,260
		4,365,595
	Consumer Staples Distribution & Retail — 0.6%
6,541	Casey’s General Stores, Inc.	1,652,649
	Containers & Packaging — 0.7%
49,782	Graphic Packaging Holding Co.	1,204,724
11,576	Greif, Inc., Class A	856,277
		2,061,001
See Notes to Financial Statements

First Trust Mid Cap Growth AlphaDEX® Fund (FNY)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Diversified Telecommunication Services — 0.4%
19,257	Iridium Communications, Inc.	$1,011,955
	Electric Utilities — 0.1%
11,104	OGE Energy Corp.	401,410
	Electrical Equipment — 0.7%
12,786	Atkore, Inc. (a)	2,028,755
	Electronic Equipment, Instruments & Components — 2.1%
10,809	Badger Meter, Inc.	1,779,594
20,844	Belden, Inc.	2,014,364
14,237	Cognex Corp.	777,625
4,106	Littelfuse, Inc.	1,250,687
		5,822,270
	Energy Equipment & Services — 3.2%
18,845	Cactus, Inc., Class A	956,949
51,386	ChampionX Corp.	1,829,341
22,497	Helmerich & Payne, Inc.	1,007,191
66,626	Patterson-UTI Energy, Inc.	1,055,356
19,009	Valaris Ltd. (a)	1,459,891
30,018	Weatherford International PLC (a)	2,494,496
		8,803,224
	Entertainment — 0.5%
16,671	Endeavor Group Holdings, Inc., Class A (a)	393,435
4,241	Madison Square Garden Sports Corp.	902,273
		1,295,708
	Financial Services — 1.7%
23,487	Shift4 Payments, Inc., Class A (a)	1,620,368
88,337	Toast, Inc., Class A (a)	1,949,598
6,570	WEX, Inc. (a)	1,244,029
		4,813,995
	Food Products — 0.7%
18,753	Darling Ingredients, Inc. (a)	1,298,645
3,966	Lancaster Colony Corp.	763,971
		2,062,616
	Gas Utilities — 0.2%
7,764	National Fuel Gas Co.	412,346
	Ground Transportation — 2.2%
8,719	Avis Budget Group, Inc. (a)	1,920,708
6,213	Landstar System, Inc.	1,264,905
41,580	Lyft, Inc., Class A (a)	528,482
5,823	Saia, Inc. (a)	2,463,944
		6,178,039
Shares	Description	Value

	Health Care Equipment & Supplies — 3.3%
14,050	Haemonetics Corp. (a)	$1,295,972
6,141	Inspire Medical Systems, Inc. (a)	1,767,441
19,006	Lantheus Holdings, Inc. (a)	1,643,829
14,302	Merit Medical Systems, Inc. (a)	1,067,930
4,636	Penumbra, Inc. (a)	1,406,377
6,986	Shockwave Medical, Inc. (a)	1,820,552
		9,002,101
	Health Care Providers & Services — 2.1%
10,014	Acadia Healthcare Co., Inc. (a)	791,406
22,996	agilon health, Inc. (a)	440,373
10,963	AMN Healthcare Services, Inc. (a)	1,174,686
736	Chemed Corp.	383,522
12,532	Ensign Group (The), Inc.	1,213,975
6,315	HealthEquity, Inc. (a)	429,041
36,820	Option Care Health, Inc. (a)	1,243,780
		5,676,783
	Health Care REITs — 0.2%
12,993	Omega Healthcare Investors, Inc.	414,477
	Health Care Technology — 0.3%
11,721	Doximity, Inc., Class A (a)	418,791
15,749	Teladoc Health, Inc. (a)	468,848
		887,639
	Hotel & Resort REITs — 0.7%
26,390	Apple Hospitality REIT, Inc.	409,045
17,166	Ryman Hospitality Properties, Inc.	1,635,748
		2,044,793
	Hotels, Restaurants & Leisure — 10.7%
37,050	Aramark	1,495,709
22,993	Boyd Gaming Corp.	1,570,882
31,293	Caesars Entertainment, Inc. (a)	1,846,913
105,883	Carnival Corp. (a)	1,994,836
6,786	Choice Hotels International, Inc.	887,270
11,461	Churchill Downs, Inc.	1,327,757
75,039	DraftKings, Inc., Class A (a)	2,384,739
35,102	Hilton Grand Vacations, Inc. (a)	1,632,243
17,401	Hyatt Hotels Corp., Class A	2,198,616
101,361	Life Time Group Holdings, Inc. (a)	1,833,621
23,197	Light & Wonder, Inc. (a)	1,630,749
6,498	Marriott Vacations Worldwide Corp.	835,058
91,583	Norwegian Cruise Line Holdings Ltd. (a)	2,021,237
14,239	SeaWorld Entertainment, Inc. (a)	788,413
14,206	Texas Roadhouse, Inc.	1,584,679
See Notes to Financial Statements

First Trust Mid Cap Growth AlphaDEX® Fund (FNY)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Hotels, Restaurants & Leisure (Continued)
29,654	Travel + Leisure Co.	$1,207,807
4,751	Vail Resorts, Inc.	1,118,813
36,667	Wendy’s (The) Co.	787,974
7,969	Wingstop, Inc.	1,343,414
11,327	Wynn Resorts Ltd.	1,234,416
		29,725,146
	Household Durables — 0.5%
29,855	Tempur Sealy International, Inc.	1,332,429
	Independent Power and Renewable Electricity Producers — 0.8%
75,953	Vistra Corp.	2,131,241
	Industrial REITs — 0.4%
24,690	Americold Realty Trust, Inc.	800,450
7,575	First Industrial Realty Trust, Inc.	391,627
		1,192,077
	Insurance — 1.6%
3,265	Enstar Group Ltd. (a)	835,448
4,262	Kinsale Capital Group, Inc.	1,588,149
4,276	RenaissanceRe Holdings Ltd.	798,586
2,922	RLI Corp.	389,824
17,766	Ryan Specialty Holdings, Inc. (a)	769,979
		4,381,986
	Leisure Products — 0.9%
13,190	Polaris, Inc.	1,791,729
40,177	Topgolf Callaway Brands Corp. (a)	802,335
		2,594,064
	Life Sciences Tools & Services — 1.2%
14,282	10X Genomics, Inc., Class A (a)	899,480
5,395	Bruker Corp.	370,745
8,301	Medpace Holdings, Inc. (a)	2,101,564
		3,371,789
	Machinery — 5.7%
8,550	Albany International Corp., Class A	823,194
35,313	Allison Transmission Holdings, Inc.	2,072,520
12,758	Donaldson Co., Inc.	801,585
23,971	Esab Corp.	1,646,808
15,501	Franklin Electric Co., Inc.	1,531,809
13,854	Graco, Inc.	1,099,038
12,834	ITT, Inc.	1,278,266
8,030	Lincoln Electric Holdings, Inc.	1,611,701
3,667	RBC Bearings, Inc. (a)	828,925
33,324	Terex Corp.	1,953,786
Shares	Description	Value

	Machinery (Continued)
7,846	Toro (The) Co.	$797,546
6,511	Watts Water Technologies, Inc., Class A	1,214,497
		15,659,675
	Metals & Mining — 1.4%
45,077	ATI, Inc. (a)	2,149,271
30,289	Commercial Metals Co.	1,733,137
		3,882,408
	Mortgage REITs — 0.4%
59,783	Annaly Capital Management, Inc.	1,201,041
	Multi-Utilities — 0.1%
14,580	NiSource, Inc.	405,907
	Oil, Gas & Consumable Fuels — 4.2%
68,751	Antero Midstream Corp.	820,887
17,315	Antero Resources Corp. (a)	463,176
28,741	Civitas Resources, Inc.	2,151,551
9,245	Denbury, Inc. (a)	812,728
48,475	EQT Corp.	2,044,676
66,570	Kosmos Energy Ltd. (a)	472,647
19,079	Magnolia Oil & Gas Corp., Class A	422,600
22,864	Matador Resources Co.	1,271,924
31,234	Murphy Oil Corp.	1,351,495
54,253	Range Resources Corp.	1,705,172
		11,516,856
	Passenger Airlines — 0.7%
111,136	American Airlines Group, Inc. (a)	1,861,528
	Personal Care Products — 1.2%
43,580	BellRing Brands, Inc. (a)	1,566,701
11,795	Inter Parfums, Inc.	1,764,060
		3,330,761
	Pharmaceuticals — 0.4%
18,893	Intra-Cellular Therapies, Inc. (a)	1,168,343
	Professional Services — 1.3%
5,955	Ceridian HCM Holding, Inc. (a)	421,674
2,640	ExlService Holdings, Inc. (a)	372,108
10,056	Insperity, Inc.	1,183,088
24,516	KBR, Inc.	1,507,489
		3,484,359
	Real Estate Management & Development — 0.3%
10,106	Howard Hughes (The) Corp. (a)	853,250
See Notes to Financial Statements

First Trust Mid Cap Growth AlphaDEX® Fund (FNY)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Residential REITs — 0.6%
11,249	American Homes 4 Rent, Class A	$421,613
65,657	Independence Realty Trust, Inc.	1,118,795
		1,540,408
	Retail REITs — 0.4%
53,548	Kite Realty Group Trust	1,225,178
	Semiconductors & Semiconductor Equipment — 4.6%
35,335	Allegro MicroSystems, Inc. (a)	1,823,639
10,875	Axcelis Technologies, Inc. (a)	2,180,220
4,922	Cirrus Logic, Inc. (a)	397,698
12,934	Diodes, Inc. (a)	1,222,134
12,452	Lattice Semiconductor Corp. (a)	1,132,385
6,085	MACOM Technology Solutions Holdings, Inc. (a)	425,463
13,695	Onto Innovation, Inc. (a)	1,702,562
8,424	Power Integrations, Inc.	818,307
31,070	Rambus, Inc. (a)	1,945,293
5,056	Silicon Laboratories, Inc. (a)	754,052
2,766	Universal Display Corp.	403,504
		12,805,257
	Software — 8.2%
29,412	Bentley Systems, Inc., Class B	1,584,718
13,573	Box, Inc., Class A (a)	424,156
142,286	CCC Intelligent Solutions Holdings, Inc. (a)	1,567,992
56,465	Confluent, Inc., Class A (a)	1,950,301
51,227	DoubleVerify Holdings, Inc. (a)	2,156,657
44,854	Dropbox, Inc., Class A (a)	1,208,815
23,242	Dynatrace, Inc. (a)	1,271,105
12,438	Elastic N.V. (a)	826,505
6,719	Envestnet, Inc. (a)	416,444
9,673	Five9, Inc. (a)	848,806
23,406	Gitlab, Inc., Class A (a)	1,161,640
5,241	Guidewire Software, Inc. (a)	444,542
7,980	Manhattan Associates, Inc. (a)	1,521,147
6,093	New Relic, Inc. (a)	511,690
42,648	Nutanix, Inc., Class A (a)	1,287,970
18,384	Procore Technologies, Inc. (a)	1,394,426
3,087	Qualys, Inc. (a)	428,476
10,423	Smartsheet, Inc., Class A (a)	462,781
8,305	SPS Commerce, Inc. (a)	1,498,139
9,156	Tenable Holdings, Inc. (a)	445,531
24,065	UiPath, Inc., Class A (a)	435,095
7,845	Workiva, Inc. (a)	826,000
		22,672,936
Shares	Description	Value

	Specialized REITs — 0.3%
8,929	CubeSmart	$387,161
4,017	Lamar Advertising Co., Class A	396,478
		783,639
	Specialty Retail — 3.3%
14,755	Academy Sports & Outdoors, Inc.	882,202
30,308	Chewy, Inc., Class A (a)	1,027,441
9,050	Dick’s Sporting Goods, Inc.	1,276,050
4,058	Five Below, Inc. (a)	845,444
19,178	Floor & Decor Holdings, Inc., Class A (a)	2,202,593
6,408	Murphy USA, Inc.	1,967,448
21,261	Valvoline, Inc.	807,280
		9,008,458
	Technology Hardware, Storage & Peripherals — 1.5%
43,320	Pure Storage, Inc., Class A (a)	1,602,407
7,999	Super Micro Computer, Inc. (a)	2,641,830
		4,244,237
	Textiles, Apparel & Luxury Goods — 1.7%
14,186	Crocs, Inc. (a)	1,537,053
3,779	Deckers Outdoor Corp. (a)	2,054,605
27,950	Tapestry, Inc.	1,206,042
		4,797,700
	Trading Companies & Distributors — 4.2%
11,013	Applied Industrial Technologies, Inc.	1,596,775
24,027	Beacon Roofing Supply, Inc. (a)	2,058,393
63,617	Core & Main, Inc., Class A (a)	2,010,933
14,570	Herc Holdings, Inc.	1,949,903
5,227	Watsco, Inc.	1,976,799
11,134	WESCO International, Inc.	1,954,797
		11,547,600

	Total Investments — 100.0%	276,690,389
	(Cost $233,676,226)
	Net Other Assets and Liabilities — 0.0%	25,975
	Net Assets — 100.0%	$276,716,364

(a)	Non-income producing security.
See Notes to Financial Statements

First Trust Mid Cap Growth AlphaDEX® Fund (FNY)
Portfolio of Investments (Continued)
July 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 7/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$276,690,389	$276,690,389	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Small Cap Value AlphaDEX® Fund (FYT)
Portfolio of Investments
July 31, 2023

Shares	Description	Value
COMMON STOCKS — 100.0%
	Aerospace & Defense — 0.4%
7,031	AAR Corp. (a)	$420,454
1,837	Moog, Inc., Class A	193,693
		614,147
	Air Freight & Logistics — 1.3%
53,801	Air Transport Services Group, Inc. (a)	1,084,628
12,640	Hub Group, Inc., Class A (a)	1,139,243
		2,223,871
	Automobile Components — 1.6%
2,527	Dorman Products, Inc. (a)	214,012
59,371	Goodyear Tire & Rubber (The) Co. (a)	954,686
3,213	LCI Industries	437,835
12,690	Patrick Industries, Inc.	1,098,319
		2,704,852
	Automobiles — 0.5%
12,179	Winnebago Industries, Inc.	837,915
	Banks — 24.4%
14,253	1st Source Corp.	668,466
23,741	Ameris Bancorp	1,036,295
50,042	Associated Banc-Corp.	948,296
23,030	Atlantic Union Bankshares Corp.	736,499
15,153	Axos Financial, Inc. (a)	712,191
6,102	Bancorp (The), Inc. (a)	231,266
9,849	Bank of Hawaii Corp. (b)	562,673
37,689	BankUnited, Inc.	1,124,640
13,686	Banner Corp.	651,590
28,830	Berkshire Hills Bancorp, Inc.	657,612
92,927	Brookline Bancorp, Inc.	992,460
65,817	Capitol Federal Financial, Inc.	436,367
25,231	Cathay General Bancorp	959,787
9,824	Columbia Banking System, Inc.	219,566
4,249	Community Bank System, Inc.	228,724
57,585	Dime Community Bancshares, Inc.	1,289,904
47,979	Eagle Bancorp, Inc.	1,329,018
20,772	Enterprise Financial Services Corp.	851,652
14,477	FB Financial Corp.	512,775
20,089	First Bancorp	664,544
33,231	First BanCorp	493,480
29,734	First Busey Corp.	644,038
32,102	First Commonwealth Financial Corp.	463,553
39,735	First Financial Bancorp	917,481
28,770	First Merchants Corp.	924,092
68,137	Fulton Financial Corp.	974,359
36,427	Heartland Financial USA, Inc.	1,250,903
Shares	Description	Value

	Banks (Continued)
6,332	Hilltop Holdings, Inc.	$195,849
120,574	Hope Bancorp, Inc.	1,309,434
17,308	Independent Bank Group, Inc.	776,610
13,521	International Bancshares Corp.	671,182
22,716	Live Oak Bancshares, Inc.	860,255
13,984	National Bank Holdings Corp., Class A	480,490
12,750	NBT Bancorp, Inc.	474,300
56,382	Northwest Bancshares, Inc.	696,882
64,996	OceanFirst Financial Corp.	1,210,876
31,142	OFG Bancorp	1,042,946
20,397	Origin Bancorp, Inc.	664,942
39,274	Pacific Premier Bancorp, Inc.	1,003,058
24,444	PacWest Bancorp (b)	227,329
3,968	Park National Corp.	442,511
8,760	Pathward Financial, Inc.	455,170
49,706	Provident Financial Services, Inc.	921,549
31,083	Renasant Corp.	961,708
44,763	Sandy Spring Bancorp, Inc.	1,095,351
18,376	Seacoast Banking Corp. of Florida	454,071
34,646	Simmons First National Corp., Class A	699,503
22,846	Southside Bancshares, Inc.	758,716
17,741	Stellar Bancorp, Inc.	441,041
15,770	Texas Capital Bancshares, Inc. (a)	1,006,915
25,716	TowneBank	650,101
3,280	Triumph Financial, Inc.	232,585
28,298	Trustmark Corp.	743,106
45,298	Veritex Holdings, Inc.	974,360
30,625	Washington Federal, Inc.	950,600
31,713	WesBanco, Inc.	888,281
15,844	WSFS Financial Corp.	693,175
		42,465,127
	Broadline Retail — 0.1%
9,732	Nordstrom, Inc.	224,907
	Building Products — 0.8%
3,166	Gibraltar Industries, Inc. (a)	204,745
13,931	PGT Innovations, Inc. (a)	398,566
45,990	Resideo Technologies, Inc. (a)	860,933
		1,464,244
	Capital Markets — 2.1%
5,068	Artisan Partners Asset Management, Inc., Class A	210,271
8,920	Donnelley Financial Solutions, Inc. (a)	421,916
30,816	Golub Capital BDC, Inc. (b)	429,267
1,541	Piper Sandler Cos.	225,541
7,194	StoneX Group, Inc. (a)	661,920
See Notes to Financial Statements

First Trust Small Cap Value AlphaDEX® Fund (FYT)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Capital Markets (Continued)
25,751	Victory Capital Holdings, Inc., Class A	$853,903
11,657	Virtu Financial, Inc., Class A	216,354
3,026	Virtus Investment Partners, Inc.	622,539
		3,641,711
	Chemicals — 2.4%
29,023	AdvanSix, Inc.	1,164,113
35,435	Ecovyst, Inc. (a)	435,496
39,527	Mativ Holdings, Inc.	622,155
14,078	Minerals Technologies, Inc.	863,685
97,178	Perimeter Solutions S.A. (a)	540,310
2,800	Sensient Technologies Corp.	179,312
4,249	Stepan Co.	407,139
		4,212,210
	Commercial Services & Supplies — 2.8%
8,537	Brady Corp., Class A	440,338
107,888	CoreCivic, Inc. (a)	1,046,514
141,792	GEO Group (The), Inc. (a)	1,059,186
21,208	HNI Corp.	616,941
68,690	MillerKnoll, Inc.	1,344,263
2,620	UniFirst Corp.	425,226
		4,932,468
	Communications Equipment — 0.3%
18,919	ADTRAN Holdings, Inc.	184,082
13,121	NetScout Systems, Inc. (a)	366,732
		550,814
	Construction & Engineering — 1.3%
10,719	Arcosa, Inc.	827,292
10,208	Granite Construction, Inc.	417,814
1,440	MYR Group, Inc. (a)	205,286
26,655	Primoris Services Corp.	846,563
		2,296,955
	Consumer Finance — 2.3%
32,342	Bread Financial Holdings, Inc.	1,344,457
8,352	Encore Capital Group, Inc. (a)	446,832
15,289	Enova International, Inc. (a)	842,271
43,712	Navient Corp.	832,277
4,209	Nelnet, Inc., Class A	415,344
8,719	PRA Group, Inc. (a)	208,035
		4,089,216
	Consumer Staples Distribution & Retail — 2.4%
17,599	Andersons (The), Inc.	859,183
12,284	Ingles Markets, Inc., Class A	1,041,683
5,484	PriceSmart, Inc.	426,271
Shares	Description	Value

	Consumer Staples Distribution & Retail (Continued)
51,930	United Natural Foods, Inc. (a)	$1,080,144
12,649	Weis Markets, Inc.	839,135
		4,246,416
	Containers & Packaging — 1.5%
47,596	O-I Glass, Inc. (a)	1,092,804
134,112	Pactiv Evergreen, Inc.	1,154,704
14,772	TriMas Corp.	380,527
		2,628,035
	Diversified Consumer Services — 1.9%
114,328	Chegg, Inc. (a)	1,158,143
6,245	Frontdoor, Inc. (a)	218,075
711	Graham Holdings Co., Class B	417,179
16,477	Laureate Education, Inc.	211,235
5,986	Strategic Education, Inc.	449,549
21,816	Stride, Inc. (a)	833,589
		3,287,770
	Diversified REITs — 2.0%
42,301	American Assets Trust, Inc.	951,772
52,603	Broadstone Net Lease, Inc.	857,429
108,435	Empire State Realty Trust, Inc., Class A	970,493
58,136	Global Net Lease, Inc.	621,474
		3,401,168
	Diversified Telecommunication Services — 0.3%
69,332	Liberty Latin America Ltd., Class C (a)	576,842
	Electrical Equipment — 0.5%
161,148	GrafTech International Ltd.	850,861
	Electronic Equipment, Instruments & Components — 2.1%
10,615	ePlus, Inc. (a)	598,155
17,830	Methode Electronics, Inc.	599,801
1,691	OSI Systems, Inc. (a)	201,618
4,134	Plexus Corp. (a)	407,158
1,230	Rogers Corp. (a)	207,390
58,430	TTM Technologies, Inc. (a)	839,055
27,626	Vishay Intertechnology, Inc.	777,672
		3,630,849
	Energy Equipment & Services — 1.0%
39,619	Archrock, Inc.	461,958
10,654	Oceaneering International, Inc. (a)	239,182
98,567	ProPetro Holding Corp. (a)	1,029,039
		1,730,179
See Notes to Financial Statements

First Trust Small Cap Value AlphaDEX® Fund (FYT)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Financial Services — 3.0%
9,857	Cannae Holdings, Inc. (a)	$200,886
9,185	Compass Diversified Holdings	206,938
11,026	EVERTEC, Inc.	433,652
31,751	Merchants Bancorp	1,003,649
11,802	Mr. Cooper Group, Inc. (a)	684,162
39,319	NMI Holdings, Inc., Class A (a)	1,050,210
8,500	PennyMac Financial Services, Inc.	639,455
10,269	Walker & Dunlop, Inc.	934,274
		5,153,226
	Food Products — 0.6%
39,488	Fresh Del Monte Produce, Inc.	1,049,591
	Gas Utilities — 0.5%
18,866	Northwest Natural Holding Co.	810,672
	Ground Transportation — 2.1%
8,221	ArcBest Corp.	956,267
61,866	Heartland Express, Inc.	1,011,509
28,279	Schneider National, Inc., Class B	871,276
18,384	Werner Enterprises, Inc.	864,416
		3,703,468
	Health Care Equipment & Supplies — 0.4%
23,382	Avanos Medical, Inc. (a)	572,158
2,248	Integer Holdings Corp. (a)	207,895
		780,053
	Health Care Providers & Services — 1.0%
6,305	Apollo Medical Holdings, Inc. (a)	230,952
4,406	ModivCare, Inc. (a)	192,719
21,328	Owens & Minor, Inc. (a)	410,351
12,210	Patterson Cos., Inc.	401,587
42,058	Pediatrix Medical Group, Inc. (a)	577,456
		1,813,065
	Health Care REITs — 0.4%
7,747	National Health Investors, Inc.	425,388
16,926	Sabra Health Care REIT, Inc.	219,869
		645,257
	Health Care Technology — 0.5%
64,459	Veradigm, Inc. (a)	871,486
	Hotel & Resort REITs — 0.6%
79,191	Park Hotels & Resorts, Inc.	1,079,373
	Hotels, Restaurants & Leisure — 0.1%
2,138	Cracker Barrel Old Country Store, Inc.	199,262
Shares	Description	Value

	Household Durables — 5.1%
2,026	Cavco Industries, Inc. (a)	$598,987
13,250	Century Communities, Inc.	1,023,165
10,522	Green Brick Partners, Inc. (a)	594,703
3,760	Helen of Troy Ltd. (a)	531,288
19,633	KB Home	1,059,593
35,448	La-Z-Boy, Inc.	1,112,004
4,431	LGI Homes, Inc. (a)	614,801
21,706	M.D.C. Holdings, Inc.	1,113,084
11,644	M/I Homes, Inc. (a)	1,164,400
30,895	Tri Pointe Homes, Inc. (a)	984,933
		8,796,958
	Household Products — 0.5%
16,391	Central Garden & Pet Co., Class A (a)	626,464
1,056	WD-40 Co.	242,352
		868,816
	Industrial REITs — 0.4%
61,297	LXP Industrial Trust	617,261
	Insurance — 2.3%
25,249	CNO Financial Group, Inc.	649,404
15,975	Employers Holdings, Inc.	617,114
203,046	Genworth Financial, Inc., Class A (a)	1,189,850
2,778	Safety Insurance Group, Inc.	200,016
22,061	SiriusPoint Ltd. (a)	206,050
24,677	Stewart Information Services Corp.	1,163,027
		4,025,461
	Interactive Media & Services — 0.5%
26,409	Cargurus, Inc. (a)	598,428
4,094	Shutterstock, Inc.	210,636
		809,064
	IT Services — 0.1%
15,001	Kyndryl Holdings, Inc. (a)	204,914
	Leisure Products — 0.5%
13,845	Malibu Boats, Inc., Class A (a)	830,008
	Machinery — 1.3%
2,208	Alamo Group, Inc.	427,822
4,476	EnPro Industries, Inc.	621,179
21,051	Kennametal, Inc.	641,635
12,274	Mueller Water Products, Inc., Class A	197,489
9,030	Shyft Group (The), Inc.	130,303
2,456	Tennant Co.	197,069
		2,215,497
	Marine Transportation — 0.7%
13,061	Matson, Inc.	1,220,681
See Notes to Financial Statements

First Trust Small Cap Value AlphaDEX® Fund (FYT)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Media — 0.6%
65,965	Altice USA, Inc., Class A (a)	$223,621
5,854	John Wiley & Sons, Inc., Class A	200,383
15,367	Scholastic Corp.	663,701
		1,087,705
	Metals & Mining — 2.1%
6,176	Alpha Metallurgical Resources, Inc.	1,069,807
23,403	Ryerson Holding Corp.	994,393
26,065	Warrior Met Coal, Inc.	1,153,376
5,845	Worthington Industries, Inc.	436,154
		3,653,730
	Mortgage REITs — 1.5%
40,327	Arbor Realty Trust, Inc. (b)	681,929
52,702	Claros Mortgage Trust, Inc.	649,289
74,856	Ladder Capital Corp.	822,667
36,001	Ready Capital Corp.	416,532
		2,570,417
	Multi-Utilities — 0.7%
15,218	Avista Corp.	588,023
10,529	NorthWestern Corp.	594,573
		1,182,596
	Office REITs — 4.3%
47,545	Douglas Emmett, Inc.	698,912
13,739	Easterly Government Properties, Inc.	202,788
20,045	Equity Commonwealth	392,682
42,461	Highwoods Properties, Inc.	1,072,989
240,576	Hudson Pacific Properties, Inc.	1,412,181
67,502	JBG SMITH Properties	1,129,308
183,337	Paramount Group, Inc.	960,686
139,646	Piedmont Office Realty Trust, Inc., Class A	1,038,966
13,514	SL Green Realty Corp. (b)	509,613
		7,418,125
	Oil, Gas & Consumable Fuels — 4.4%
9,004	Arch Resources, Inc.	1,156,474
22,416	California Resources Corp.	1,195,893
28,948	Callon Petroleum Co. (a)	1,087,287
33,912	Delek US Holdings, Inc.	935,632
9,662	Gulfport Energy Corp. (a)	989,872
38,152	Par Pacific Holdings, Inc. (a)	1,201,025
49,093	World Kinect Corp.	1,106,556
		7,672,739
	Paper & Forest Products — 0.6%
20,079	Sylvamo Corp.	985,277
Shares	Description	Value

	Passenger Airlines — 0.3%
1,577	Allegiant Travel Co. (a)	$195,075
45,835	JetBlue Airways Corp. (a)	356,138
		551,213
	Personal Care Products — 1.3%
9,831	Edgewell Personal Care Co.	387,440
45,140	Herbalife Ltd. (a)	733,073
6,485	Medifast, Inc.	660,757
18,001	Nu Skin Enterprises, Inc., Class A	529,049
		2,310,319
	Pharmaceuticals — 0.3%
2,763	Ligand Pharmaceuticals, Inc. (a)	184,928
13,509	Supernus Pharmaceuticals, Inc. (a)	414,591
		599,519
	Professional Services — 0.6%
3,777	CSG Systems International, Inc.	194,855
12,928	First Advantage Corp. (a)	193,920
3,179	Kforce, Inc.	201,676
12,000	TTEC Holdings, Inc.	413,280
		1,003,731
	Real Estate Management & Development — 0.9%
12,887	Marcus & Millichap, Inc.	472,695
163,220	Newmark Group, Inc., Class A	1,129,483
		1,602,178
	Retail REITs — 0.5%
13,844	Acadia Realty Trust	217,489
25,828	InvenTrust Properties Corp.	628,654
		846,143
	Semiconductors & Semiconductor Equipment — 0.2%
9,771	Cohu, Inc. (a)	426,504
	Software — 0.9%
8,598	ACI Worldwide, Inc. (a)	199,388
13,100	Consensus Cloud Solutions, Inc. (a)	424,571
43,760	Digital Turbine, Inc. (a)	474,358
4,206	InterDigital, Inc.	389,854
		1,488,171
	Specialty Retail — 3.2%
5,287	Abercrombie & Fitch Co., Class A (a)	209,418
50,648	American Eagle Outfitters, Inc.	711,604
3,933	Group 1 Automotive, Inc.	1,016,799
30,728	Guess?, Inc.	644,981
17,347	ODP (The) Corp. (a)	865,268
12,147	Revolve Group, Inc. (a)	239,539
See Notes to Financial Statements

First Trust Small Cap Value AlphaDEX® Fund (FYT)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Specialty Retail (Continued)
48,393	Sally Beauty Holdings, Inc. (a)	$579,264
4,179	Sonic Automotive, Inc., Class A	200,132
6,399	Upbound Group, Inc.	221,597
24,515	Urban Outfitters, Inc. (a)	891,611
		5,580,213
	Technology Hardware, Storage & Peripherals — 0.1%
13,379	Xerox Holdings Corp.	213,796
	Textiles, Apparel & Luxury Goods — 0.7%
5,594	Carter’s, Inc.	419,606
28,142	Levi Strauss & Co., Class A	424,100
12,423	Steven Madden Ltd.	414,680
		1,258,386
	Tobacco — 0.6%
20,329	Universal Corp.	1,028,038
	Trading Companies & Distributors — 2.3%
11,236	Boise Cascade Co.	1,162,814
78,396	NOW, Inc. (a)	892,930
13,371	Rush Enterprises, Inc., Class A	864,836
8,083	Veritiv Corp.	1,132,671
		4,053,251
	Water Utilities — 0.1%
3,858	California Water Service Group	204,551
	Wireless Telecommunication Services — 1.2%
123,357	Telephone and Data Systems, Inc.	989,323
57,585	United States Cellular Corp. (a)	1,019,830
		2,009,153
	Total Common Stocks	174,050,425
	(Cost $168,141,967)
MONEY MARKET FUNDS — 0.1%
215,839	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 5.23% (c) (d)	215,839
	(Cost $215,839)

Principal Value	Description	Value
REPURCHASE AGREEMENTS — 1.2%
$2,133,954	BNP Paribas S.A., 5.24% (c), dated 07/31/23, due 08/01/23, with a maturity value of $2,134,264. Collateralized by U.S. Treasury Securities, interest rates of 1.75% to 3.88%, due 12/31/24 to 03/31/25. The value of the collateral including accrued interest is $2,176,680. (d)	$2,133,954
	(Cost $2,133,954)

	Total Investments — 101.3%	176,400,218
	(Cost $170,491,760)
	Net Other Assets and Liabilities — (1.3)%	(2,263,803)
	Net Assets — 100.0%	$174,136,415

(a)	Non-income producing security.
(b)
All or a portion of this security is on loan (see Note 2D -
Securities Lending in the Notes to Financial Statements). The
remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate
value of such securities, including those sold and pending
settlement, is $2,276,137 and the total value of the collateral held by the Fund is $2,349,793.

(c)	Rate shown reflects yield as of July 31, 2023.
(d)	This security serves as collateral for securities on loan.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 7/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$174,050,425	$174,050,425	$—	$—
Money Market Funds	215,839	215,839	—	—
Repurchase Agreements	2,133,954	—	2,133,954	—
Total Investments	$176,400,218	$174,266,264	$2,133,954	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Small Cap Value AlphaDEX® Fund (FYT)
Portfolio of Investments (Continued)
July 31, 2023

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Securities Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities(1)	$2,276,137
Non-cash Collateral(2)	(2,276,137)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At July 31, 2023, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities(3)	$2,133,954
Non-cash Collateral(4)	(2,133,954)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At July 31, 2023, the value of the collateral received from each seller exceeded the value of the repurchase agreements.
See Notes to Financial Statements

First Trust Small Cap Growth AlphaDEX® Fund (FYC)
Portfolio of Investments
July 31, 2023

Shares	Description	Value
COMMON STOCKS — 99.9%
	Aerospace & Defense — 1.2%
10,843	AeroVironment, Inc. (a)	$1,032,904
231,044	Rocket Lab USA, Inc. (a)	1,702,794
		2,735,698
	Air Freight & Logistics — 0.3%
5,226	Forward Air Corp.	621,058
	Automobile Components — 1.6%
118,614	Luminar Technologies, Inc. (a) (b)	877,744
41,983	Modine Manufacturing Co. (a)	1,576,881
16,460	XPEL, Inc. (a) (c)	1,337,046
		3,791,671
	Banks — 0.7%
8,870	BancFirst Corp.	886,113
3,023	City Holding Co.	299,005
10,004	S&T Bancorp, Inc.	315,926
		1,501,044
	Beverages — 0.3%
5,217	MGP Ingredients, Inc.	594,790
	Biotechnology — 7.5%
46,305	ACADIA Pharmaceuticals, Inc. (a)	1,353,958
39,160	Agios Pharmaceuticals, Inc. (a)	1,038,523
47,445	Bridgebio Pharma, Inc. (a)	1,661,049
41,258	Catalyst Pharmaceuticals, Inc. (a)	570,598
107,296	Dynavax Technologies Corp. (a)	1,501,071
254,225	Geron Corp. (a)	823,689
26,280	Insmed, Inc. (a)	580,525
66,836	MannKind Corp. (a)	305,441
24,180	Morphic Holding, Inc. (a)	1,371,731
11,952	Prothena Corp. PLC (a)	823,134
13,634	PTC Therapeutics, Inc. (a)	549,996
74,231	Recursion Pharmaceuticals, Inc., Class A (a)	1,048,142
20,729	REVOLUTION Medicines, Inc. (a)	544,136
33,627	Rhythm Pharmaceuticals, Inc. (a)	599,906
23,586	Sage Therapeutics, Inc. (a)	817,962
44,646	TG Therapeutics, Inc. (a)	923,726
27,102	Twist Bioscience Corp. (a)	659,663
5,897	Ultragenyx Pharmaceutical, Inc. (a)	254,279
32,040	Veracyte, Inc. (a)	879,498
29,518	Vericel Corp. (a)	1,060,287
		17,367,314
	Building Products — 2.0%
8,341	CSW Industrials, Inc.	1,505,967
Shares	Description	Value

	Building Products (Continued)
34,398	Griffon Corp.	$1,435,084
43,152	Hayward Holdings, Inc. (a)	576,511
104,035	Janus International Group, Inc. (a)	1,188,080
		4,705,642
	Capital Markets — 1.7%
27,514	AssetMark Financial Holdings, Inc. (a)	822,669
24,119	B. Riley Financial, Inc. (b)	1,339,328
13,866	Hamilton Lane, Inc., Class A	1,226,170
3,906	PJT Partners, Inc., Class A	309,785
9,297	TPG, Inc.	273,611
		3,971,563
	Chemicals — 1.2%
146,248	Ginkgo Bioworks Holdings, Inc. (a) (b)	367,082
4,677	Ingevity Corp. (a)	299,422
8,125	Innospec, Inc.	870,513
52,262	Orion S.A.	1,145,583
		2,682,600
	Commercial Services & Supplies — 1.0%
13,001	ABM Industries, Inc.	601,686
16,350	Brink’s (The) Co.	1,192,896
13,165	Montrose Environmental Group, Inc. (a)	532,788
		2,327,370
	Communications Equipment — 1.7%
48,316	CommScope Holding Co., Inc. (a)	217,422
28,155	Digi International, Inc. (a)	1,180,539
53,215	Extreme Networks, Inc. (a)	1,414,987
68,584	Harmonic, Inc. (a)	1,023,273
		3,836,221
	Construction & Engineering — 0.8%
11,403	Ameresco, Inc., Class A (a)	663,768
12,198	Dycom Industries, Inc. (a)	1,214,677
		1,878,445
	Consumer Staples Distribution & Retail — 0.5%
31,013	Chefs’ Warehouse (The), Inc. (a)	1,127,012
	Diversified Consumer Services — 1.3%
7,921	Adtalem Global Education, Inc. (a)	342,504
7,759	Duolingo, Inc. (a)	1,204,119
See Notes to Financial Statements

First Trust Small Cap Growth AlphaDEX® Fund (FYC)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Diversified Consumer Services (Continued)
57,462	Mister Car Wash, Inc. (a)	$570,598
76,054	Udemy, Inc. (a)	898,198
		3,015,419
	Diversified Telecommunication Services — 0.2%
8,240	Cogent Communications Holdings, Inc.	504,618
	Electric Utilities — 0.7%
7,009	MGE Energy, Inc.	562,402
14,045	Otter Tail Corp.	1,137,786
		1,700,188
	Electrical Equipment — 2.7%
61,339	Array Technologies, Inc. (a)	1,168,508
7,456	Encore Wire Corp.	1,272,665
52,037	Fluence Energy, Inc. (a) (b)	1,521,562
21,694	Shoals Technologies Group, Inc., Class A (a)	563,176
96,941	Stem, Inc. (a) (b)	685,373
10,269	Vicor Corp. (a)	947,520
		6,158,804
	Electronic Equipment, Instruments & Components — 0.5%
13,007	CTS Corp.	580,502
30,703	Knowles Corp. (a)	560,944
		1,141,446
	Energy Equipment & Services — 3.8%
97,350	Diamond Offshore Drilling, Inc. (a)	1,541,050
62,585	Expro Group Holdings N.V. (a)	1,388,761
150,272	Helix Energy Solutions Group, Inc. (a)	1,442,611
82,948	Liberty Energy, Inc.	1,366,154
2,924	Nabors Industries Ltd. (a)	358,161
24,375	ProFrac Holding Corp., Class A (a)	313,706
77,553	RPC, Inc.	645,241
25,005	Tidewater, Inc. (a)	1,578,066
		8,633,750
	Entertainment — 1.5%
84,016	Cinemark Holdings, Inc. (a)	1,402,227
50,612	Sphere Entertainment Co. (a)	2,148,479
		3,550,706
	Financial Services — 2.8%
106,841	AvidXchange Holdings, Inc. (a)	1,325,897
9,644	Federal Agricultural Mortgage Corp., Class C	1,550,273
Shares	Description	Value

	Financial Services (Continued)
35,728	Flywire Corp. (a)	$1,219,754
55,857	Marqeta, Inc., Class A (a)	311,682
115,281	Payoneer Global, Inc. (a)	613,295
73,659	Remitly Global, Inc. (a)	1,420,145
		6,441,046
	Food Products — 2.2%
12,322	Cal-Maine Foods, Inc.	569,153
12,400	Freshpet, Inc. (a)	911,896
32,230	Hostess Brands, Inc. (a)	774,809
5,153	J & J Snack Foods Corp.	826,129
70,872	Sovos Brands, Inc. (a)	1,261,522
7,682	Tootsie Roll Industries, Inc.	267,795
33,894	Utz Brands, Inc.	567,724
		5,179,028
	Gas Utilities — 0.1%
2,286	Chesapeake Utilities Corp.	270,297
	Ground Transportation — 0.5%
51,582	Marten Transport Ltd.	1,168,848
	Health Care Equipment & Supplies — 3.2%
77,100	Alphatec Holdings, Inc. (a)	1,362,357
16,533	AtriCure, Inc. (a)	915,102
15,574	Glaukos Corp. (a)	1,201,378
2,608	iRhythm Technologies, Inc. (a)	273,996
25,355	Outset Medical, Inc. (a)	521,806
15,334	Paragon 28, Inc. (a)	270,952
15,686	PROCEPT BioRobotics Corp. (a)	540,226
16,507	TransMedics Group, Inc. (a)	1,538,122
31,902	Treace Medical Concepts, Inc. (a)	727,047
		7,350,986
	Health Care Providers & Services — 4.1%
22,352	AdaptHealth Corp. (a)	307,116
2,934	Addus HomeCare Corp. (a)	268,666
16,486	Agiliti, Inc. (a)	283,065
47,308	Alignment Healthcare, Inc. (a)	293,783
4,217	CorVel Corp. (a)	862,629
22,795	Guardant Health, Inc. (a)	889,461
147,475	Hims & Hers Health, Inc. (a)	1,322,851
151,836	LifeStance Health Group, Inc. (a)	1,425,740
6,252	National Research Corp.	268,273
21,237	Privia Health Group, Inc. (a)	592,937
35,238	Progyny, Inc. (a)	1,471,539
42,497	RadNet, Inc. (a)	1,405,801
		9,391,861
See Notes to Financial Statements

First Trust Small Cap Growth AlphaDEX® Fund (FYC)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Health Care REITs — 0.1%
13,697	CareTrust REIT, Inc.	$284,761
	Health Care Technology — 1.4%
24,729	Definitive Healthcare Corp. (a)	292,544
18,301	Evolent Health, Inc., Class A (a)	556,167
16,771	NextGen Healthcare, Inc. (a)	278,902
17,881	Phreesia, Inc. (a)	567,185
27,770	Schrodinger, Inc. (a)	1,452,649
		3,147,447
	Hotel & Resort REITs — 2.3%
101,880	DiamondRock Hospitality Co.	865,980
58,541	Pebblebrook Hotel Trust	904,459
79,461	RLJ Lodging Trust	818,448
127,619	Service Properties Trust	1,083,485
109,586	Sunstone Hotel Investors, Inc.	1,116,681
45,045	Xenia Hotels & Resorts, Inc.	572,072
		5,361,125
	Hotels, Restaurants & Leisure — 6.0%
51,553	Bloomin’ Brands, Inc.	1,385,229
23,370	Bowlero Corp. (a)	283,478
30,301	Brinker International, Inc. (a)	1,190,223
32,071	Cheesecake Factory (The), Inc.	1,179,571
31,110	Dave & Buster’s Entertainment, Inc. (a)	1,424,838
4,688	Dine Brands Global, Inc.	282,780
9,561	Dutch Bros, Inc., Class A (a) (b)	296,487
18,812	Everi Holdings, Inc. (a)	279,170
14,214	Jack in the Box, Inc.	1,413,014
7,871	Monarch Casino & Resort, Inc.	545,618
3,684	Papa John’s International, Inc.	304,667
136,242	Playa Hotels & Resorts N.V. (a)	1,111,735
17,445	Red Rock Resorts, Inc., Class A	846,083
85,273	Sabre Corp. (a)	349,619
17,837	Shake Shack, Inc., Class A (a)	1,385,221
21,343	Six Flags Entertainment Corp. (a)	510,098
82,639	Target Hospitality Corp. (a)	1,055,300
		13,843,131
	Household Durables — 1.1%
9,891	Installed Building Products, Inc.	1,464,066
16,944	Skyline Champion Corp. (a)	1,180,319
		2,644,385
	Household Products — 0.3%
16,513	Energizer Holdings, Inc.	589,514
Shares	Description	Value

	Independent Power and Renewable Electricity Producers — 0.6%
50,374	Altus Power, Inc. (a)	$343,047
60,569	Sunnova Energy International, Inc. (a) (b)	1,069,648
		1,412,695
	Insurance — 0.6%
22,377	BRP Group, Inc., Class A (a)	557,411
14,060	Palomar Holdings, Inc. (a)	851,474
		1,408,885
	Interactive Media & Services — 1.5%
69,943	Cars.com, Inc. (a)	1,595,400
33,627	TripAdvisor, Inc. (a)	627,143
62,444	ZipRecruiter, Inc., Class A (a)	1,156,463
		3,379,006
	IT Services — 1.4%
27,629	DigitalOcean Holdings, Inc. (a)	1,368,188
9,793	Perficient, Inc. (a)	624,695
35,162	Squarespace, Inc., Class A (a)	1,165,269
		3,158,152
	Leisure Products — 0.5%
20,282	Acushnet Holdings Corp.	1,209,416
	Life Sciences Tools & Services — 0.4%
1,080	OmniAb, Inc. - 12.5 Earnout Shares (a) (d) (e) (f) (g)	0
1,080	OmniAb, Inc. - 15 Earnout Shares (a) (d) (e) (f) (g)	0
61,358	Pacific Biosciences of California, Inc. (a)	810,539
		810,539
	Machinery — 4.5%
29,197	Energy Recovery, Inc. (a)	889,925
30,224	Enerpac Tool Group Corp.	830,556
10,702	ESCO Technologies, Inc.	1,076,086
21,650	Federal Signal Corp.	1,322,598
8,390	Helios Technologies, Inc.	530,248
21,627	Hillenbrand, Inc.	1,123,306
3,674	Kadant, Inc.	818,751
197,117	Nikola Corp. (a) (b)	526,302
7,839	Standex International Corp.	1,164,640
31,741	Trinity Industries, Inc.	832,249
54,066	Wabash National Corp.	1,280,283
		10,394,944
	Media — 0.7%
101,558	Magnite, Inc. (a)	1,536,573
	Metals & Mining — 0.5%
9,711	Materion Corp.	1,156,969
See Notes to Financial Statements

First Trust Small Cap Growth AlphaDEX® Fund (FYC)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Mortgage REITs — 2.1%
122,461	Apollo Commercial Real Estate Finance, Inc.	$1,445,040
47,144	Chimera Investment Corp.	296,064
57,632	Franklin BSP Realty Trust, Inc.	824,138
49,333	MFA Financial, Inc.	555,489
82,264	New York Mortgage Trust, Inc.	834,980
41,135	PennyMac Mortgage Investment Trust	525,705
19,598	Two Harbors Investment Corp.	262,809
		4,744,225
	Oil, Gas & Consumable Fuels — 6.4%
78,232	CNX Resources Corp. (a)	1,595,933
70,350	Comstock Resources, Inc.	896,962
20,443	CONSOL Energy, Inc.	1,523,412
18,508	CVR Energy, Inc.	679,984
77,607	Earthstone Energy, Inc., Class A (a)	1,240,160
145,006	Equitrans Midstream Corp.	1,503,712
25,312	Green Plains, Inc. (a)	898,829
29,001	International Seaways, Inc.	1,243,853
31,560	Kinetik Holdings, Inc.	1,136,160
40,392	Northern Oil and Gas, Inc.	1,590,233
126,484	Permian Resources Corp.	1,478,598
31,064	Sitio Royalties Corp., Class A	849,290
		14,637,126
	Personal Care Products — 0.7%
32,499	Beauty Health (The) Co. (a)	269,417
12,136	elf Beauty, Inc. (a)	1,416,514
		1,685,931
	Pharmaceuticals — 1.8%
24,121	Amphastar Pharmaceuticals, Inc. (a)	1,463,904
12,226	Corcept Therapeutics, Inc. (a)	311,518
7,730	Harmony Biosciences Holdings, Inc. (a)	273,410
8,004	Reata Pharmaceuticals, Inc., Class A (a)	1,325,302
32,243	Revance Therapeutics, Inc. (a)	761,902
		4,136,036
	Professional Services — 2.4%
26,018	CBIZ, Inc. (a)	1,376,092
16,326	Huron Consulting Group, Inc. (a)	1,543,950
11,193	Korn Ferry	589,647
2,456	NV5 Global, Inc. (a)	269,055
22,188	Sterling Check Corp. (a)	266,478
70,297	Verra Mobility Corp. (a)	1,475,534
		5,520,756
Shares	Description	Value

	Real Estate Management & Development — 1.6%
55,477	DigitalBridge Group, Inc.	$888,742
16,658	Kennedy-Wilson Holdings, Inc.	274,857
344,841	Opendoor Technologies, Inc. (a)	1,762,137
11,471	St. Joe (The) Co.	728,179
		3,653,915
	Residential REITs — 0.6%
95,782	Apartment Investment and Management Co., Class A	797,864
34,549	Veris Residential, Inc. (a)	645,375
		1,443,239
	Retail REITs — 0.5%
20,576	SITE Centers Corp.	289,093
36,976	Tanger Factory Outlet Centers, Inc.	865,608
		1,154,701
	Semiconductors & Semiconductor Equipment — 1.3%
79,946	Credo Technology Group Holding Ltd. (a)	1,356,684
3,034	Impinj, Inc. (a)	202,125
8,619	MaxLinear, Inc. (a)	212,631
24,590	PDF Solutions, Inc. (a)	1,130,894
		2,902,334
	Software — 10.7%
3,963	Agilysys, Inc. (a)	291,796
67,664	Alkami Technology, Inc. (a)	1,142,168
10,760	Altair Engineering, Inc., Class A (a)	806,354
8,053	Appfolio, Inc., Class A (a)	1,454,291
17,144	Appian Corp., Class A (a)	883,259
37,026	Asana, Inc., Class A (a)	898,991
11,465	Blackbaud, Inc. (a)	865,034
25,326	Braze, Inc., Class A (a)	1,151,320
11,740	Clear Secure, Inc., Class A	278,355
11,237	CommVault Systems, Inc. (a)	875,700
63,084	Freshworks, Inc., Class A (a)	1,177,148
10,390	HashiCorp, Inc., Class A (a)	307,648
26,462	Intapp, Inc. (a)	1,086,530
13,936	Jamf Holding Corp. (a)	302,690
53,318	MeridianLink, Inc. (a)	1,191,124
3,239	MicroStrategy, Inc., Class A (a)	1,418,293
15,682	Model N, Inc. (a)	522,524
56,632	N-able, Inc. (a)	796,812
27,094	nCino, Inc. (a)	876,491
14,046	Progress Software Corp.	843,603
26,496	PROS Holdings, Inc. (a)	1,006,848
26,410	Q2 Holdings, Inc. (a)	936,763
12,246	Rapid7, Inc. (a)	562,214
16,942	RingCentral, Inc., Class A (a)	700,721
See Notes to Financial Statements

First Trust Small Cap Growth AlphaDEX® Fund (FYC)
Portfolio of Investments (Continued)
July 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Software (Continued)
50,028	Samsara, Inc., Class A (a)	$1,397,782
18,015	SentinelOne, Inc., Class A (a)	300,310
80,189	Sprinklr, Inc., Class A (a)	1,125,854
20,807	Varonis Systems, Inc. (a)	597,161
95,558	Zeta Global Holdings Corp., Class A (a)	881,045
		24,678,829
	Specialized REITs — 1.0%
17,437	EPR Properties	778,388
35,274	Outfront Media, Inc.	545,336
176,637	Uniti Group, Inc.	985,634
		2,309,358
	Specialty Retail — 0.8%
13,095	Boot Barn Holdings, Inc. (a)	1,229,620
7,862	Buckle (The), Inc.	287,435
6,695	Monro, Inc.	245,372
		1,762,427
	Textiles, Apparel & Luxury Goods — 0.6%
13,171	Kontoor Brands, Inc.	557,924
8,292	Oxford Industries, Inc.	894,292
		1,452,216
	Tobacco — 0.4%
63,705	Vector Group Ltd.	835,810
	Trading Companies & Distributors — 2.6%
121,078	Custom Truck One Source, Inc. (a)	837,860
43,786	FTAI Aviation Ltd.	1,410,347
20,033	GMS, Inc. (a)	1,476,232
24,241	H&E Equipment Services, Inc.	1,177,628
5,996	McGrath RentCorp	577,894
26,180	Xometry, Inc., Class A (a)	543,497
		6,023,458
	Water Utilities — 0.2%
3,373	Middlesex Water Co.	271,256
3,880	SJW Group	273,385
		544,641
	Wireless Telecommunication Services — 0.2%
32,599	Gogo, Inc. (a)	491,267
	Total Common Stocks	229,961,236
	(Cost $194,790,091)

Principal Value	Description	Value
REPURCHASE AGREEMENTS — 1.8%
$1,951,439	Bank of America Corp., 5.28% (h), dated 07/31/23, due 08/01/23, with a maturity value of $1,951,725. Collateralized by U.S. Treasury Securities, interest rates of 0.13% to 0.38%, due 01/15/27 to 07/15/31. The value of the collateral including accrued interest is $1,990,468. (i)	$1,951,439
2,033,312	JPMorgan Chase & Co., 5.28% (h), dated 07/31/23, due 08/01/23, with a maturity value of $2,033,610. Collateralized by U.S. Treasury Securities, interest rates of 0.00% to 7.63%, due 12/31/23 to 08/15/48. The value of the collateral including accrued interest is $2,073,978. (i)	2,033,312
	Total Repurchase Agreements	3,984,751
	(Cost $3,984,751)

	Total Investments — 101.7%	233,945,987
	(Cost $198,774,842)
	Net Other Assets and Liabilities — (1.7)%	(3,827,319)
	Net Assets — 100.0%	$230,118,668

(a)	Non-income producing security.
(b)
All or a portion of this security is on loan (see Note 2D -
Securities Lending in the Notes to Financial Statements). The
remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate
value of such securities, including those sold and pending
settlement, is $4,006,363 and the total value of the collateral held by the Fund is $3,984,751.

(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended.
(d)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(e)	Restricted security as to resale, excluding Rule 144A securities (see Note2F - Restricted Securities in the Notes to Financial Statements).
See Notes to Financial Statements

First Trust Small Cap Growth AlphaDEX® Fund (FYC)
Portfolio of Investments (Continued)
July 31, 2023
(f)
This security is fair valued by the Advisor’s Pricing
Committee in accordance with procedures approved by the
Trust’s Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules
thereunder, as amended. At July 31, 2023, securities noted as such are valued at $0 or 0.0% of net assets.

(g)	This security’s value was determined using significant unobservable inputs (see Note2A- Portfolio Valuation in the Notes to Financial Statements).
(h)	Rate shown reflects yield as of July 31, 2023.
(i)	This security serves as collateral for securities on loan.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 7/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Life Sciences Tools & Services	$810,539	$810,539	$—	$— **
Other Industry Categories*	229,150,697	229,150,697	—	—
Repurchase Agreements	3,984,751	—	3,984,751	—
Total Investments	$233,945,987	$229,961,236	$3,984,751	$— **

*	See Portfolio of Investments for industry breakout.
**	Investments are valued at $0.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Securities Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities(1)	$4,006,363
Non-cash Collateral(2)	(3,984,751)
Net Amount	$21,612

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)
The collateral requirements are determined at the beginning
of each business day based on the market value of the loaned securities from the end of the prior day. On July 31, 2023, the last business day of the period, there was sufficient collateral based on the end of day market value from the prior business day; however, as a result of market movement from July 28 to
July 31, the value of the related securities loaned was above the collateral value received. See Note 2D - Securities
Lending in the Notes to Financial Statements.

The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities(3)	$3,984,751
Non-cash Collateral(4)	(3,984,751)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At July 31, 2023, the value of the collateral received from each seller exceeded the value of the repurchase agreements.
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund
Style Funds
Statements of Assets and Liabilities
July 31, 2023

	First Trust Large Cap Core AlphaDEX® Fund (FEX)	First Trust Mid Cap Core AlphaDEX® Fund (FNX)	First Trust Small Cap Core AlphaDEX® Fund (FYX)
ASSETS:
Investments, at value	$1,182,027,597	$1,091,626,133	$887,032,974
Cash	—	—	—
Receivables:
Dividends	737,625	266,096	302,473
Investment securities sold	—	—	—
Securities lending income	—	4,142	28,898
Prepaid expenses	6,669	6,410	6,153
Total Assets	1,182,771,891	1,091,902,781	887,370,498

LIABILITIES:
Payables:
Investment advisory fees	487,727	450,273	344,064
Shareholder reporting fees	57,357	62,194	51,720
Licensing fees	36,986	33,535	26,443
Audit and tax fees	29,273	29,297	29,321
Trustees’ fees	625	620	611
Investment securities purchased	—	—	—
Capital shares redeemed	—	—	—
Collateral for securities on loan	—	10,292,070	14,057,676
Other liabilities	216,758	200,877	157,745
Total Liabilities	828,726	11,068,866	14,667,580
NET ASSETS	$1,181,943,165	$1,080,833,915	$872,702,918

NET ASSETS consist of:
Paid-in capital	$1,314,414,148	$1,225,144,811	$1,157,657,728
Par value	135,000	107,000	98,500
Accumulated distributable earnings (loss)	(132,605,983)	(144,417,896)	(285,053,310)
NET ASSETS	$1,181,943,165	$1,080,833,915	$872,702,918
NET ASSET VALUE, per share	$87.55	$101.01	$88.60
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	13,500,002	10,700,002	9,850,002
Investments, at cost	$1,017,613,077	$934,008,874	$784,392,730
Securities on loan, at value	$—	$9,958,578	$13,791,293
See Notes to Financial Statements

First Trust Large Cap Value AlphaDEX® Fund (FTA)	First Trust Large Cap Growth AlphaDEX® Fund (FTC)	First Trust Multi Cap Value AlphaDEX® Fund (FAB)	First Trust Multi Cap Growth AlphaDEX® Fund (FAD)	First Trust Mid Cap Value AlphaDEX® Fund (FNK)	First Trust Mid Cap Growth AlphaDEX® Fund (FNY)

$1,254,294,819	$1,036,427,292	$175,705,710	$181,266,723	$241,589,449	$276,690,389
—	—	—	67	211,595	149,462

1,080,700	431,110	109,189	53,624	94,520	35,773
3,502,679	—	—	—	—	—
—	—	1,498	6,387	1,095	275
6,678	6,449	4,951	4,896	—	—
1,258,884,876	1,036,864,851	175,821,348	181,331,697	241,896,659	276,875,899

519,196	431,219	73,251	76,499	137,017	159,535
66,885	54,857	13,767	12,806	—	—
40,249	31,871	6,087	6,008	—	—
29,188	29,180	29,408	29,291	—	—
631	619	585	586	—	—
2,090,551	—	—	—	—	—
3,509,036	—	—	—	—	—
—	—	1,569,992	817,475	4,111,508	—
231,491	188,486	43,821	43,455	—	—
6,487,227	736,232	1,736,911	986,120	4,248,525	159,535
$1,252,397,649	$1,036,128,619	$174,084,437	$180,345,577	$237,648,134	$276,716,364

$1,418,496,556	$1,117,600,413	$219,376,874	$219,272,195	$279,512,554	$382,363,915
178,000	99,500	23,000	16,500	48,500	41,500
(166,276,907)	(81,571,294)	(45,315,437)	(38,943,118)	(41,912,920)	(105,689,051)
$1,252,397,649	$1,036,128,619	$174,084,437	$180,345,577	$237,648,134	$276,716,364
$70.36	$104.13	$75.69	$109.30	$49.00	$66.68
17,800,002	9,950,002	2,300,002	1,650,002	4,850,002	4,150,002
$1,160,216,820	$858,403,737	$170,143,803	$148,014,664	$231,853,447	$233,676,226
$—	$—	$1,517,033	$822,208	$3,978,407	$—
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund
Style Funds
Statements of Assets and Liabilities (Continued)
July 31, 2023

	First Trust Small Cap Value AlphaDEX® Fund (FYT)	First Trust Small Cap Growth AlphaDEX® Fund (FYC)
ASSETS:
Investments, at value	$176,400,218	$233,945,987
Cash	117,993	198,330
Receivables:
Dividends	62,562	50,867
Investment securities sold	—	—
Securities lending income	4,067	39,655
Prepaid expenses	—	—
Total Assets	176,584,840	234,234,839

LIABILITIES:
Payables:
Investment advisory fees	98,632	131,420
Shareholder reporting fees	—	—
Licensing fees	—	—
Audit and tax fees	—	—
Trustees’ fees	—	—
Investment securities purchased	—	—
Capital shares redeemed	—	—
Collateral for securities on loan	2,349,793	3,984,751
Other liabilities	—	—
Total Liabilities	2,448,425	4,116,171
NET ASSETS	$174,136,415	$230,118,668

NET ASSETS consist of:
Paid-in capital	$242,912,620	$377,331,707
Par value	34,500	36,000
Accumulated distributable earnings (loss)	(68,810,705)	(147,249,039)
NET ASSETS	$174,136,415	$230,118,668
NET ASSET VALUE, per share	$50.47	$63.92
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	3,450,002	3,600,002
Investments, at cost	$170,491,760	$198,774,842
Securities on loan, at value	$2,276,137	$4,006,363
See Notes to Financial Statements

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First Trust Exchange-Traded AlphaDEX® Fund
Style Funds
Statements of Operations
For the Year Ended July 31, 2023

	First Trust Large Cap Core AlphaDEX® Fund (FEX)	First Trust Mid Cap Core AlphaDEX® Fund (FNX)	First Trust Small Cap Core AlphaDEX® Fund (FYX)
INVESTMENT INCOME:
Dividends	$25,100,147	$17,637,074	$14,024,756
Securities lending income (net of fees)	127,250	308,455	189,180
Foreign withholding tax	(8,094)	(8,560)	(13,158)
Total investment income	25,219,303	17,936,969	14,200,778

EXPENSES:
Investment advisory fees	5,576,924	4,914,374	3,997,433
Accounting and administration fees	548,418	493,417	404,154
Shareholder reporting fees	144,514	156,676	126,407
Licensing fees	119,003	105,752	87,413
Custodian fees	98,179	81,670	64,666
Transfer agent fees	52,876	48,804	39,974
Legal fees	37,116	32,221	26,612
Audit and tax fees	30,731	30,672	30,677
Listing fees	8,761	8,760	7,687
Trustees’ fees and expenses	8,494	8,412	8,277
Other expenses	19,674	17,175	14,486
Total expenses	6,644,690	5,897,933	4,807,786
NET INVESTMENT INCOME (LOSS)	18,574,613	12,039,036	9,392,992

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(34,778,741)	(22,494,770)	(75,262,251)
In-kind redemptions	26,922,340	17,656,753	12,356,198
Foreign currency transactions	—	—	13
Net realized gain (loss)	(7,856,401)	(4,838,017)	(62,906,040)
Net change in unrealized appreciation (depreciation) on investments	83,039,070	96,349,832	98,258,637
NET REALIZED AND UNREALIZED GAIN (LOSS)	75,182,669	91,511,815	35,352,597
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$93,757,282	$103,550,851	$44,745,589

(a)	Fund is subject to a unitary fee (see Note 3 in the Notes to Financial Statements).
See Notes to Financial Statements

First Trust Large Cap Value AlphaDEX® Fund (FTA)	First Trust Large Cap Growth AlphaDEX® Fund (FTC)	First Trust Multi Cap Value AlphaDEX® Fund (FAB)	First Trust Multi Cap Growth AlphaDEX® Fund (FAD)	First Trust Mid Cap Value AlphaDEX® Fund (FNK)	First Trust Mid Cap Growth AlphaDEX® Fund (FNY)

$34,381,108	$14,477,076	$4,919,810	$2,240,800	$5,835,330	$2,574,685
127,865	102,939	23,137	73,943	11,851	169,505
—	(17,702)	(1,381)	(2,329)	(3,945)	—
34,508,973	14,562,313	4,941,566	2,312,414	5,843,236	2,744,190

6,023,648	4,601,151	952,139	845,931	1,654,492 (a)	1,827,178 (a)
583,589	461,698	99,441	89,075	—	—
181,107	130,855	36,706	33,099	—	—
127,937	99,487	26,507	24,383	—	—
98,366	90,319	30,549	28,198	—	—
55,118	45,974	9,521	8,459	—	—
38,890	28,275	6,328	5,258	—	—
30,461	30,531	30,340	30,126	—	—
8,761	8,760	10,904	10,905	—	—
8,572	8,352	7,867	7,848	—	—
19,632	16,167	3,724	3,686	—	—
7,176,081	5,521,569	1,214,026	1,086,968	1,654,492	1,827,178
27,332,892	9,040,744	3,727,540	1,225,446	4,188,744	917,012

(31,948,032)	(59,501,602)	(16,263,319)	(13,422,766)	(16,769,768)	(22,122,982)
32,770,040	12,927,562	11,278,585	2,485,355	9,640,294	5,898,537
—	—	—	1	—	—
822,008	(46,574,040)	(4,984,734)	(10,937,410)	(7,129,474)	(16,224,445)
73,999,374	119,514,231	10,127,010	23,050,229	20,205,737	35,182,590
74,821,382	72,940,191	5,142,276	12,112,819	13,076,263	18,958,145
$102,154,274	$81,980,935	$8,869,816	$13,338,265	$17,265,007	$19,875,157
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund
Style Funds
Statements of Operations (Continued)
For the Year Ended July 31, 2023

	First Trust Small Cap Value AlphaDEX® Fund (FYT)	First Trust Small Cap Growth AlphaDEX® Fund (FYC)
INVESTMENT INCOME:
Dividends	$3,921,192	$2,591,700
Securities lending income (net of fees)	43,930	202,251
Foreign withholding tax	(2,241)	(4,553)
Total investment income	3,962,881	2,789,398

EXPENSES:
Investment advisory fees	1,309,156 (a)	1,484,647 (a)
Accounting and administration fees	—	—
Shareholder reporting fees	—	—
Licensing fees	—	—
Custodian fees	—	—
Transfer agent fees	—	—
Legal fees	—	—
Audit and tax fees	—	—
Listing fees	—	—
Trustees’ fees and expenses	—	—
Other expenses	—	—
Total expenses	1,309,156	1,484,647
NET INVESTMENT INCOME (LOSS)	2,653,725	1,304,751

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(28,189,984)	(40,755,973)
In-kind redemptions	3,740,518	4,239,717
Foreign currency transactions	—	7
Net realized gain (loss)	(24,449,466)	(36,516,249)
Net change in unrealized appreciation (depreciation) on investments	21,066,812	48,228,720
NET REALIZED AND UNREALIZED GAIN (LOSS)	(3,382,654)	11,712,471
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(728,929)	$13,017,222

(a)	Fund is subject to a unitary fee (see Note 3 in the Notes to Financial Statements).
See Notes to Financial Statements

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First Trust Exchange-Traded AlphaDEX® Fund
Style Funds
Statements of Changes in Net Assets

	First Trust Large Cap Core AlphaDEX® Fund (FEX)		First Trust Mid Cap Core AlphaDEX® Fund (FNX)
	Year Ended 7/31/2023	Year Ended 7/31/2022	Year Ended 7/31/2023	Year Ended 7/31/2022
OPERATIONS:
Net investment income (loss)	$18,574,613	$13,537,699	$12,039,036	$11,286,980
Net realized gain (loss)	(7,856,401)	75,775,406	(4,838,017)	45,120,425
Net change in unrealized appreciation (depreciation)	83,039,070	(145,056,854)	96,349,832	(115,208,047)
Net increase (decrease) in net assets resulting from operations	93,757,282	(55,743,749)	103,550,851	(58,800,642)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(18,821,067)	(12,780,587)	(12,566,002)	(11,863,187)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	138,119,024	117,700,738	97,294,441	292,232,090
Cost of shares redeemed	(135,841,602)	(134,355,401)	(82,940,240)	(273,376,258)
Net increase (decrease) in net assets resulting from shareholder transactions	2,277,422	(16,654,663)	14,354,201	18,855,832
Total increase (decrease) in net assets	77,213,637	(85,178,999)	105,339,050	(51,807,997)

NET ASSETS:
Beginning of period	1,104,729,528	1,189,908,527	975,494,865	1,027,302,862
End of period	$1,181,943,165	$1,104,729,528	$1,080,833,915	$975,494,865

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	13,500,002	13,700,002	10,550,002	10,350,002
Shares sold	1,700,000	1,350,000	1,050,000	3,050,000
Shares redeemed	(1,700,000)	(1,550,000)	(900,000)	2,850,000
Shares outstanding, end of period	13,500,002	13,500,002	10,700,002	10,550,002
See Notes to Financial Statements

First Trust Small Cap Core AlphaDEX® Fund (FYX)		First Trust Large Cap Value AlphaDEX® Fund (FTA)		First Trust Large Cap Growth AlphaDEX® Fund (FTC)		First Trust Multi Cap Value AlphaDEX® Fund (FAB)
Year Ended 7/31/2023	Year Ended 7/31/2022	Year Ended 7/31/2023	Year Ended 7/31/2022	Year Ended 7/31/2023	Year Ended 7/31/2022	Year Ended 7/31/2023	Year Ended 7/31/2022

$9,392,992	$10,602,007	$27,332,892	$20,518,915	$9,040,744	$3,595,317	$3,727,540	$2,694,333
(62,906,040)	43,061,168	822,008	136,797,917	(46,574,040)	34,895,405	(4,984,734)	17,079,575
98,258,637	(117,062,484)	73,999,374	(137,057,638)	119,514,231	(199,373,147)	10,127,010	(20,229,557)
44,745,589	(63,399,309)	102,154,274	20,259,194	81,980,935	(160,882,425)	8,869,816	(455,649)

(9,564,637)	(9,613,591)	(26,595,703)	(19,926,672)	(9,713,938)	(2,104,295)	(3,751,808)	(2,513,652)

103,154,985	296,774,587	214,903,371	590,343,175	117,908,249	146,870,105	102,313,823	101,835,616
(93,625,840)	(313,468,453)	(198,103,369)	(496,617,438)	(83,750,927)	(248,289,677)	(110,241,298)	(88,914,640)
9,529,145	(16,693,866)	16,800,002	93,725,737	34,157,322	(101,419,572)	(7,927,475)	12,920,976
44,710,097	(89,706,766)	92,358,573	94,058,259	106,424,319	(264,406,292)	(2,809,467)	9,951,675

827,992,821	917,699,587	1,160,039,076	1,065,980,817	929,704,300	1,194,110,592	176,893,904	166,942,229
$872,702,918	$827,992,821	$1,252,397,649	$1,160,039,076	$1,036,128,619	$929,704,300	$174,084,437	$176,893,904

9,800,002	10,050,002	17,550,002	16,200,002	9,600,002	10,600,002	2,500,002	2,350,002
1,250,000	3,300,000	3,250,000	8,700,000	1,250,000	1,350,000	1,400,000	1,400,000
(1,200,000)	(3,550,000)	(3,000,000)	(7,350,000)	(900,000)	(2,350,000)	(1,600,000)	(1,250,000)
9,850,002	9,800,002	17,800,002	17,550,002	9,950,002	9,600,002	2,300,002	2,500,002
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund
Style Funds
Statements of Changes in Net Assets (Continued)

	First Trust Multi Cap Growth AlphaDEX® Fund (FAD)		First Trust Mid Cap Value AlphaDEX® Fund (FNK)
	Year Ended 7/31/2023	Year Ended 7/31/2022	Year Ended 7/31/2023	Year Ended 7/31/2022
OPERATIONS:
Net investment income (loss)	$1,225,446	$871,124	$4,188,744	$3,202,980
Net realized gain (loss)	(10,937,410)	265,415	(7,129,474)	10,435,310
Net change in unrealized appreciation (depreciation)	23,050,229	(37,297,428)	20,205,737	(18,825,308)
Net increase (decrease) in net assets resulting from operations	13,338,265	(36,160,889)	17,265,007	(5,187,018)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(1,227,461)	(548,985)	(4,162,527)	(2,896,736)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	4,979,045	77,610,274	147,434,722	270,963,252
Cost of shares redeemed	(19,429,951)	(79,443,452)	(145,782,661)	(180,759,426)
Net increase (decrease) in net assets resulting from shareholder transactions	(14,450,906)	(1,833,178)	1,652,061	90,203,826
Total increase (decrease) in net assets	(2,340,102)	(38,543,052)	14,754,541	82,120,072

NET ASSETS:
Beginning of period	182,685,679	221,228,731	222,893,593	140,773,521
End of period	$180,345,577	$182,685,679	$237,648,134	$222,893,593

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	1,800,002	1,850,002	5,000,002	3,150,002
Shares sold	50,000	650,000	3,200,000	5,900,000
Shares redeemed	(200,000)	(700,000)	(3,350,000)	(4,050,000)
Shares outstanding, end of period	1,650,002	1,800,002	4,850,002	5,000,002
See Notes to Financial Statements

First Trust Mid Cap Growth AlphaDEX® Fund (FNY)		First Trust Small Cap Value AlphaDEX® Fund (FYT)		First Trust Small Cap Growth AlphaDEX® Fund (FYC)
Year Ended 7/31/2023	Year Ended 7/31/2022	Year Ended 7/31/2023	Year Ended 7/31/2022	Year Ended 7/31/2023	Year Ended 7/31/2022

$917,012	$337,265	$2,653,725	$3,058,043	$1,304,751	$2,574,987
(16,224,445)	(16,773,148)	(24,449,466)	9,493,179	(36,516,249)	3,931,586
35,182,590	(52,725,413)	21,066,812	(21,876,108)	48,228,720	(53,232,094)
19,875,157	(69,161,296)	(728,929)	(9,324,886)	13,017,222	(46,725,521)

(1,037,481)	—	(3,120,867)	(2,856,336)	(476,050)	(2,337,676)

42,824,802	38,997,641	61,113,503	142,579,606	52,916,460	78,477,080
(66,575,110)	(151,779,469)	(106,848,902)	(175,667,971)	(37,065,594)	(222,514,171)
(23,750,308)	(112,781,828)	(45,735,399)	(33,088,365)	15,850,866	(144,037,091)
(4,912,632)	(181,943,124)	(49,585,195)	(45,269,587)	28,392,038	(193,100,288)

281,628,996	463,572,120	223,721,610	268,991,197	201,726,630	394,826,918
$276,716,364	$281,628,996	$174,136,415	$223,721,610	$230,118,668	$201,726,630

4,600,002	6,300,002	4,600,002	5,350,002	3,350,002	5,550,002
700,000	550,000	1,250,000	2,850,000	900,000	1,100,000
(1,150,000)	(2,250,000)	(2,400,000)	(3,600,000)	(650,000)	(3,300,000)
4,150,002	4,600,002	3,450,002	4,600,002	3,600,002	3,350,002
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund
Style Funds
Financial Highlights
For a share outstanding throughout each period

First Trust Large Cap Core AlphaDEX® Fund (FEX)

	Year Ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$81.83	$86.85	$62.29	$62.11	$60.79
Income from investment operations:
Net investment income (loss)	1.35 (a)	1.01	0.71	0.93	0.77
Net realized and unrealized gain (loss)	5.74	(5.08)	24.55	0.20	1.28
Total from investment operations	7.09	(4.07)	25.26	1.13	2.05
Distributions paid to shareholders from:
Net investment income	(1.37)	(0.95)	(0.70)	(0.95)	(0.73)
Net asset value, end of period	$87.55	$81.83	$86.85	$62.29	$62.11
Total return (b)	8.86%	(4.73)%	40.77%	1.95%	3.48%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,181,943	$1,104,730	$1,189,909	$924,980	$1,434,679
Ratio of total expenses to average net assets	0.60%	0.59%	0.59%	0.59%	0.60%
Ratio of net investment income (loss) to average net assets	1.67%	1.16%	0.94%	1.49%	1.29%
Portfolio turnover rate (c)	87%	87%	91%	104%	102%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund
Style Funds
Financial Highlights (Continued)
For a share outstanding throughout each period

First Trust Mid Cap Core AlphaDEX® Fund (FNX)

	Year Ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$92.46	$99.26	$64.83	$69.86	$69.63
Income from investment operations:
Net investment income (loss)	1.11 (a)	1.08	0.70	0.85	0.63
Net realized and unrealized gain (loss)	8.60	(6.74)	34.51	(4.93)	0.16
Total from investment operations	9.71	(5.66)	35.21	(4.08)	0.79
Distributions paid to shareholders from:
Net investment income	(1.16)	(1.14)	(0.78)	(0.95)	(0.56)
Net asset value, end of period	$101.01	$92.46	$99.26	$64.83	$69.86
Total return (b)	10.70%	(5.74)%	54.62%	(5.86)%	1.22%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,080,834	$975,495	$1,027,303	$589,912	$887,176
Ratio of total expenses to average net assets	0.60%	0.59%	0.59%	0.60%	0.61%
Ratio of net investment income (loss) to average net assets	1.22%	1.12%	0.79%	1.32%	0.94%
Portfolio turnover rate (c)	106%	95%	114%	115%	114%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund
Style Funds
Financial Highlights (Continued)
For a share outstanding throughout each period

First Trust Small Cap Core AlphaDEX® Fund (FYX)

	Year Ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$84.49	$91.31	$55.98	$61.84	$66.80
Income from investment operations:
Net investment income (loss)	0.95 (a)	1.05	0.61	0.51	0.60
Net realized and unrealized gain (loss)	4.13	(6.92)	35.35	(5.75)	(4.98)
Total from investment operations	5.08	(5.87)	35.96	(5.24)	(4.38)
Distributions paid to shareholders from:
Net investment income	(0.97)	(0.95)	(0.63)	(0.62)	(0.58)
Net asset value, end of period	$88.60	$84.49	$91.31	$55.98	$61.84
Total return (b)	6.16%	(6.50)%	64.45%	(8.55)%	(6.52)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$872,703	$827,993	$917,700	$397,470	$602,918
Ratio of total expenses to average net assets	0.60%	0.59%	0.60%	0.61%	0.62%
Ratio of net investment income (loss) to average net assets	1.17%	1.18%	0.77%	0.93%	0.96%
Portfolio turnover rate (c)	109%	94%	116%	123%	117%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund
Style Funds
Financial Highlights (Continued)
For a share outstanding throughout each period

First Trust Large Cap Value AlphaDEX® Fund (FTA)

	Year Ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$66.10	$65.80	$46.39	$52.79	$54.07
Income from investment operations:
Net investment income (loss)	1.50 (a)	1.21	1.01	1.11	1.02
Net realized and unrealized gain (loss)	4.22	0.27 (b)	19.41	(6.28)	(1.43)
Total from investment operations	5.72	1.48	20.42	(5.17)	(0.41)
Distributions paid to shareholders from:
Net investment income	(1.46)	(1.18)	(1.01)	(1.23)	(0.87)
Net asset value, end of period	$70.36	$66.10	$65.80	$46.39	$52.79
Total return (c)	8.90%	2.24%	44.43%	(9.84)%	(0.65)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,252,398	$1,160,039	$1,065,981	$617,016	$1,166,569
Ratio of total expenses to average net assets	0.60%	0.59%	0.59%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	2.27%	1.79%	1.76%	2.12%	1.99%
Portfolio turnover rate (d)	80%	75%	91%	94%	96%

(a)	Based on average shares outstanding.
(b)
The per share amount does not correlate with the aggregate realized and unrealized gain (loss) due to the timing of the Fund share sales and repurchases in relation to market value fluctuation of the underlying investments.

(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund
Style Funds
Financial Highlights (Continued)
For a share outstanding throughout each period

First Trust Large Cap Growth AlphaDEX® Fund (FTC)

	Year Ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$96.84	$112.65	$82.09	$71.35	$66.91
Income from investment operations:
Net investment income (loss)	0.93 (a)	0.37	(0.07)	0.55	0.37
Net realized and unrealized gain (loss)	7.36	(15.96)	30.67	10.80	4.39
Total from investment operations	8.29	(15.59)	30.60	11.35	4.76
Distributions paid to shareholders from:
Net investment income	(1.00)	(0.22)	(0.04)	(0.61)	(0.32)
Net asset value, end of period	$104.13	$96.84	$112.65	$82.09	$71.35
Total return (b)	8.71%	(13.84)%	37.30%	16.10%	7.16%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,036,129	$929,704	$1,194,111	$989,147	$1,041,726
Ratio of total expenses to average net assets	0.60%	0.59%	0.59%	0.60%	0.61%
Ratio of net investment income (loss) to average net assets	0.98%	0.32%	(0.07)%	0.76%	0.56%
Portfolio turnover rate (c)	127%	121%	116%	138%	132%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund
Style Funds
Financial Highlights (Continued)
For a share outstanding throughout each period

First Trust Multi Cap Value AlphaDEX® Fund (FAB)

	Year Ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$70.76	$71.04	$46.72	$54.39	$57.35
Income from investment operations:
Net investment income (loss)	1.38 (a)	1.20	0.84	0.95	0.92
Net realized and unrealized gain (loss)	4.94	(0.35)	24.34	(7.54)	(3.04)
Total from investment operations	6.32	0.85	25.18	(6.59)	(2.12)
Distributions paid to shareholders from:
Net investment income	(1.39)	(1.13)	(0.86)	(1.08)	(0.84)
Net asset value, end of period	$75.69	$70.76	$71.04	$46.72	$54.39
Total return (b)	9.19%	1.20%	54.35%	(12.24)%	(3.62)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$174,084	$176,894	$166,942	$51,387	$84,301
Ratio of total expenses to average net assets	0.64%	0.66%	0.69%	0.74%	0.73%
Ratio of net expenses to average net assets	0.64%	0.66%	0.69%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	1.96%	1.64%	1.43%	1.86%	1.69%
Portfolio turnover rate (c)	85%	76%	92%	98%	96%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund
Style Funds
Financial Highlights (Continued)
For a share outstanding throughout each period

First Trust Multi Cap Growth AlphaDEX® Fund (FAD)

	Year Ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$101.49	$119.58	$83.11	$75.90	$72.71
Income from investment operations:
Net investment income (loss)	0.72 (a)	0.46	(0.11)	0.42	0.22
Net realized and unrealized gain (loss)	7.81	(18.27)	36.71	7.27	3.14
Total from investment operations	8.53	(17.81)	36.60	7.69	3.36
Distributions paid to shareholders from:
Net investment income	(0.72)	(0.28)	(0.13)	(0.48)	(0.17)
Net asset value, end of period	$109.30	$101.49	$119.58	$83.11	$75.90
Total return (b)	8.50%	(14.91)%	44.10%	10.23%	4.65%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$180,346	$182,686	$221,229	$170,367	$185,955
Ratio of total expenses to average net assets	0.64%	0.63%	0.63%	0.63%	0.66%
Ratio of net investment income (loss) to average net assets	0.72%	0.39%	(0.09)%	0.56%	0.31%
Portfolio turnover rate (c)	125%	115%	104%	123%	130%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund
Style Funds
Financial Highlights (Continued)
For a share outstanding throughout each period

First Trust Mid Cap Value AlphaDEX® Fund (FNK)

	Year Ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$44.58	$44.69	$27.71	$34.67	$36.71
Income from investment operations:
Net investment income (loss)	0.78 (a)	0.74	0.54	0.63	0.51
Net realized and unrealized gain (loss)	4.42	(0.16)	16.98	(6.86)	(2.10)
Total from investment operations	5.20	0.58	17.52	(6.23)	(1.59)
Distributions paid to shareholders from:
Net investment income	(0.78)	(0.69)	(0.54)	(0.73)	(0.45)
Net asset value, end of period	$49.00	$44.58	$44.69	$27.71	$34.67
Total return (b)	11.95%	1.31%	63.76%	(18.19)%	(4.26)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$237,648	$222,894	$140,774	$34,636	$55,473
Ratio of total expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	1.77%	1.63%	1.33%	2.04%	1.49%
Portfolio turnover rate (c)	102%	84%	102%	107%	113%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund
Style Funds
Financial Highlights (Continued)
For a share outstanding throughout each period

First Trust Mid Cap Growth AlphaDEX® Fund (FNY)

	Year Ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$61.22	$73.58	$51.23	$46.59	$43.80
Income from investment operations:
Net investment income (loss)	0.21 (a)	0.01	(0.18)	0.11	0.04
Net realized and unrealized gain (loss)	5.49	(12.37)	22.69	4.67	2.77
Total from investment operations	5.70	(12.36)	22.51	4.78	2.81
Distributions paid to shareholders from:
Net investment income	(0.24)	—	(0.16)	(0.14)	(0.02)
Net asset value, end of period	$66.68	$61.22	$73.58	$51.23	$46.59
Total return (b)	9.37%	(16.80)%	44.02%	10.28%	6.43%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$276,716	$281,629	$463,572	$338,149	$309,826
Ratio of total expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	0.35%	0.09%	(0.24)%	0.23%	0.09%
Portfolio turnover rate (c)	142%	136%	138%	135%	144%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund
Style Funds
Financial Highlights (Continued)
For a share outstanding throughout each period

First Trust Small Cap Value AlphaDEX® Fund (FYT)

	Year Ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$48.64	$50.28	$30.78	$34.66	$38.98
Income from investment operations:
Net investment income (loss)	0.66 (a)	0.67	0.45	0.38	0.57
Net realized and unrealized gain (loss)	1.96 (b)	(1.69)	19.52	(3.75)	(4.36)
Total from investment operations	2.62	(1.02)	19.97	(3.37)	(3.79)
Distributions paid to shareholders from:
Net investment income	(0.79)	(0.62)	(0.47)	(0.51)	(0.53)
Net asset value, end of period	$50.47	$48.64	$50.28	$30.78	$34.66
Total return (c)	5.61%	(2.06)%	65.22%	(9.83)%	(9.69)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$174,136	$223,722	$268,991	$46,176	$60,659
Ratio of total expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	1.42%	1.29%	1.08%	1.18%	1.58%
Portfolio turnover rate (d)	110%	90%	109%	120%	120%

(a)	Based on average shares outstanding.
(b)
The per share amount does not correlate with the aggregate realized and unrealized gain (loss) due to the timing of the Fund share sales and repurchases in relation to market value fluctuation of the underlying investments.

(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund
Style Funds
Financial Highlights (Continued)
For a share outstanding throughout each period

First Trust Small Cap Growth AlphaDEX® Fund (FYC)

	Year Ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$60.22	$71.14	$44.46	$46.87	$48.79
Income from investment operations:
Net investment income (loss)	0.36 (a)	0.54	0.03	0.17	0.02
Net realized and unrealized gain (loss)	3.47	(10.99)	26.72	(2.40)	(1.93)
Total from investment operations	3.83	(10.45)	26.75	(2.23)	(1.91)
Distributions paid to shareholders from:
Net investment income	(0.13)	(0.47)	(0.07)	(0.18)	(0.01)
Net asset value, end of period	$63.92	$60.22	$71.14	$44.46	$46.87
Total return (b)	6.38%	(14.81)%	60.24%	(4.79)%	(3.90)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$230,119	$201,727	$394,827	$146,704	$278,851
Ratio of total expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	0.62%	0.88%	0.02%	0.44%	0.04%
Portfolio turnover rate (c)	140%	132%	151%	137%	152%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded AlphaDEX® Fund
Style Funds
July 31, 2023
1. Organization
First Trust Exchange-Traded AlphaDEX® Fund (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on December 6, 2006, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of twenty exchange-traded funds considered either a Sector Fund or a Style Fund. This report covers the eleven Style Funds (each a “Fund” and collectively, the “Funds”) listed below. The shares of each Style Fund are listed and traded on The Nasdaq Stock Market LLC (“Nasdaq”).

First Trust Large Cap Core AlphaDEX® Fund – (ticker “FEX”)
First Trust Mid Cap Core AlphaDEX® Fund – (ticker “FNX”)
First Trust Small Cap Core AlphaDEX® Fund – (ticker “FYX”)
First Trust Large Cap Value AlphaDEX® Fund – (ticker “FTA”)
First Trust Large Cap Growth AlphaDEX® Fund – (ticker “FTC”)
First Trust Multi Cap Value AlphaDEX® Fund – (ticker “FAB”)
First Trust Multi Cap Growth AlphaDEX® Fund – (ticker “FAD”)
First Trust Mid Cap Value AlphaDEX® Fund – (ticker “FNK”)
First Trust Mid Cap Growth AlphaDEX® Fund – (ticker “FNY”)
First Trust Small Cap Value AlphaDEX® Fund – (ticker “FYT”)
First Trust Small Cap Growth AlphaDEX® Fund – (ticker “FYC”)
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.” The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the following indices:

Fund	Index
First Trust Large Cap Core AlphaDEX® Fund	Nasdaq AlphaDEX® Large Cap Core Index
First Trust Mid Cap Core AlphaDEX® Fund	Nasdaq AlphaDEX® Mid Cap Core Index
First Trust Small Cap Core AlphaDEX® Fund	Nasdaq AlphaDEX® Small Cap Core Index
First Trust Large Cap Value AlphaDEX® Fund	Nasdaq AlphaDEX® Large Cap Value Index
First Trust Large Cap Growth AlphaDEX® Fund	Nasdaq AlphaDEX® Large Cap Growth Index
First Trust Multi Cap Value AlphaDEX® Fund	Nasdaq AlphaDEX® Multi Cap Value Index
First Trust Multi Cap Growth AlphaDEX® Fund	Nasdaq AlphaDEX® Multi Cap Growth Index
First Trust Mid Cap Value AlphaDEX® Fund	Nasdaq AlphaDEX® Mid Cap Value Index
First Trust Mid Cap Growth AlphaDEX® Fund	Nasdaq AlphaDEX® Mid Cap Growth Index
First Trust Small Cap Value AlphaDEX® Fund	Nasdaq AlphaDEX® Small Cap Value Index
First Trust Small Cap Growth AlphaDEX® Fund	Nasdaq AlphaDEX® Small Cap Growth Index
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund
Style Funds
July 31, 2023
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments.  Each Fund’s investments are valued as follows:
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Shares of open-end funds are valued based on NAV per share.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Overnight repurchase agreements are valued at amortized cost when it represents the most appropriate reflection of fair market value.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
In addition, differences between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s corresponding index could result in a difference between a Fund’s performance and the performance of its underlying index.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund
Style Funds
July 31, 2023
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of July 31, 2023, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Distributions received from a Fund’s investments in real estate investment trusts (“REITs”) may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Offsetting on the Statements of Assets and Liabilities
Offsetting Assets and Liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a Fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
This disclosure, if applicable, is included within each Fund’s Portfolio of Investments under the heading “Offsetting Assets and Liabilities.” For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
D. Securities Lending
The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund’s loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund
Style Funds
July 31, 2023
value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.
Under the Funds’ Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. (“BBH”) acts as the Funds’ securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers with the exception of FYC. The Bank of New York Mellon (“BNYM”) acts as FYC’s securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The fees received from the securities lending agent are accrued daily. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At July 31, 2023, all the Funds except FEX, FTA, FTC, and FNY had securities in the securities lending program. During the fiscal year ended July 31, 2023, all the Funds participated in the securities lending program.
In the event of a default by a borrower with respect to any loan, BBH or BNYM will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH and BNYM to exercise these remedies, a Fund sustains losses as a result of a borrower’s default, BBH or BNYM will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH or BNYM.
E. Repurchase Agreements
Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.
MRAs govern transactions between a Fund and select counterparties. The MRAs contain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.
Repurchase agreements received for lending securities are collateralized by U.S. Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH or BNYM on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a Fund’s portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with the delay and enforcement of the MRA.
While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the fiscal year ended July 31, 2023, were received as collateral for lending securities.
F. Restricted Securities
As of July 31, 2023, FAD and FYC held restricted securities as shown in the following tables that the Advisor has deemed illiquid pursuant to procedures adopted by FAD and FYC’s Board of Trustees.

Security	Acquisition Date	Shares	Current Price	Carrying Cost	Value	% of Net Assets
FAD
OmniAb, Inc. - 12.5 Earnout Shares	11/02/2022	162	$0.00	$0	$0	0.00%
OmniAb, Inc. - 15 Earnout Shares	11/02/2022	162	0.00	0	0	0.00
				$0	$0	0.00%

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund
Style Funds
July 31, 2023
Security	Acquisition Date	Shares	Current Price	Carrying Cost	Value	% of Net Assets
FYC
OmniAb, Inc. - 12.5 Earnout Shares	11/02/2022	1,080	$0.00	$0	$0	0.00%
OmniAb, Inc. - 15 Earnout Shares	11/02/2022	1,080	0.00	0	0	0.00
				$0	$0	0.00%
G. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually. A Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended July 31, 2023 was as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Large Cap Core AlphaDEX® Fund	$18,821,067	$—	$—
First Trust Mid Cap Core AlphaDEX® Fund	12,566,002	—	—
First Trust Small Cap Core AlphaDEX® Fund	9,564,637	—	—
First Trust Large Cap Value AlphaDEX® Fund	26,595,703	—	—
First Trust Large Cap Growth AlphaDEX® Fund	9,713,938	—	—
First Trust Multi Cap Value AlphaDEX® Fund	3,751,808	—	—
First Trust Multi Cap Growth AlphaDEX® Fund	1,227,461	—	—
First Trust Mid Cap Value AlphaDEX® Fund	4,162,527	—	—
First Trust Mid Cap Growth AlphaDEX® Fund	1,037,481	—	—
First Trust Small Cap Value AlphaDEX® Fund	3,120,867	—	—
First Trust Small Cap Growth AlphaDEX® Fund	476,050	—	—
The tax character of distributions paid by each Fund during the fiscal year ended July 31, 2022 was as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Large Cap Core AlphaDEX® Fund	$12,780,587	$—	$—
First Trust Mid Cap Core AlphaDEX® Fund	11,863,187	—	—
First Trust Small Cap Core AlphaDEX® Fund	9,613,591	—	—
First Trust Large Cap Value AlphaDEX® Fund	19,926,672	—	—
First Trust Large Cap Growth AlphaDEX® Fund	2,104,295	—	—
First Trust Multi Cap Value AlphaDEX® Fund	2,513,652	—	—
First Trust Multi Cap Growth AlphaDEX® Fund	548,985	—	—
First Trust Mid Cap Value AlphaDEX® Fund	2,896,736	—	—
First Trust Mid Cap Growth AlphaDEX® Fund	—	—	—
First Trust Small Cap Value AlphaDEX® Fund	2,856,336	—	—
First Trust Small Cap Growth AlphaDEX® Fund	2,337,676	—	—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund
Style Funds
July 31, 2023
As of July 31, 2023, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust Large Cap Core AlphaDEX® Fund	$1,560,433	$(292,986,503)	$158,820,087
First Trust Mid Cap Core AlphaDEX® Fund	1,004,086	(297,476,802)	152,054,820
First Trust Small Cap Core AlphaDEX® Fund	168,719	(381,698,439)	96,476,410
First Trust Large Cap Value AlphaDEX® Fund	2,995,203	(253,541,569)	84,269,459
First Trust Large Cap Growth AlphaDEX® Fund	445,136	(259,634,595)	177,618,165
First Trust Multi Cap Value AlphaDEX® Fund	331,905	(49,210,255)	3,562,913
First Trust Multi Cap Growth AlphaDEX® Fund	15,162	(72,152,962)	33,194,682
First Trust Mid Cap Value AlphaDEX® Fund	448,808	(50,016,603)	7,654,875
First Trust Mid Cap Growth AlphaDEX® Fund	—	(148,424,420)	42,735,369
First Trust Small Cap Value AlphaDEX® Fund	—	(73,238,940)	4,428,235
First Trust Small Cap Growth AlphaDEX® Fund	94,438	(182,271,213)	34,927,736
H. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2020, 2021, 2022, and 2023 remain open to federal and state audit. As of July 31, 2023, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At July 31, 2023, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the following table, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund’s shareholders.

Non-Expiring Capital Loss Carryforwards
First Trust Large Cap Core AlphaDEX® Fund	$292,986,503
First Trust Mid Cap Core AlphaDEX® Fund	297,476,802
First Trust Small Cap Core AlphaDEX® Fund	381,698,439
First Trust Large Cap Value AlphaDEX® Fund	253,541,569
First Trust Large Cap Growth AlphaDEX® Fund	259,634,595
First Trust Multi Cap Value AlphaDEX® Fund	49,210,255
First Trust Multi Cap Growth AlphaDEX® Fund	72,152,962
First Trust Mid Cap Value AlphaDEX® Fund	50,016,603
First Trust Mid Cap Growth AlphaDEX® Fund	148,424,420
First Trust Small Cap Value AlphaDEX® Fund	73,238,940
First Trust Small Cap Growth AlphaDEX® Fund	182,271,213

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund
Style Funds
July 31, 2023
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended July 31, 2023, the Funds had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended July 31, 2023, the adjustments for each Fund were as follows:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
First Trust Large Cap Core AlphaDEX® Fund	$—	$(23,842,871)	$23,842,871
First Trust Mid Cap Core AlphaDEX® Fund	57,369	(16,358,607)	16,301,238
First Trust Small Cap Core AlphaDEX® Fund	(1,465)	(10,454,025)	10,455,490
First Trust Large Cap Value AlphaDEX® Fund	—	(29,236,942)	29,236,942
First Trust Large Cap Growth AlphaDEX® Fund	—	(11,453,842)	11,453,842
First Trust Multi Cap Value AlphaDEX® Fund	(3,593)	(9,582,110)	9,585,703
First Trust Multi Cap Growth AlphaDEX® Fund	1,813	(2,381,799)	2,379,986
First Trust Mid Cap Value AlphaDEX® Fund	(36,861)	(7,241,752)	7,278,613
First Trust Mid Cap Growth AlphaDEX® Fund	131,998	(5,521,663)	5,389,665
First Trust Small Cap Value AlphaDEX® Fund	74,207	(1,467,288)	1,393,081
First Trust Small Cap Growth AlphaDEX® Fund	(1,661)	(3,181,628)	3,183,289
As of July 31, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust Large Cap Core AlphaDEX® Fund	$1,023,207,510	$190,061,106	$(31,241,019)	$158,820,087
First Trust Mid Cap Core AlphaDEX® Fund	939,571,313	190,002,190	(37,947,370)	152,054,820
First Trust Small Cap Core AlphaDEX® Fund	790,556,564	138,305,273	(41,828,863)	96,476,410
First Trust Large Cap Value AlphaDEX® Fund	1,170,025,360	136,424,058	(52,154,599)	84,269,459
First Trust Large Cap Growth AlphaDEX® Fund	858,809,127	184,778,389	(7,160,224)	177,618,165
First Trust Multi Cap Value AlphaDEX® Fund	172,142,797	15,811,946	(12,249,033)	3,562,913
First Trust Multi Cap Growth AlphaDEX® Fund	148,072,041	35,073,392	(1,878,710)	33,194,682
First Trust Mid Cap Value AlphaDEX® Fund	233,934,574	23,989,693	(16,334,818)	7,654,875
First Trust Mid Cap Growth AlphaDEX® Fund	233,955,020	46,987,335	(4,251,966)	42,735,369
First Trust Small Cap Value AlphaDEX® Fund	171,971,983	19,580,289	(15,152,054)	4,428,235
First Trust Small Cap Growth AlphaDEX® Fund	199,018,251	38,975,112	(4,047,376)	34,927,736
I. Expenses
Expenses that are directly related to one of the Funds are charged directly to the respective Fund, except for First Trust Mid Cap Value AlphaDEX® Fund, First Trust Mid Cap Growth AlphaDEX® Fund, First Trust Small Cap Value AlphaDEX® Fund and First Trust Small Cap Growth AlphaDEX® Fund (the “Unitary Fee Funds”), for which expenses other than excluded expenses (discussed in Note 3) are paid by the Advisor. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund.
First Trust Portfolios L.P. (“FTP”) has entered into licensing agreements with Nasdaq, Inc. for each of the Style Funds. The license agreements allow for the use by FTP of certain trademarks and trade names. The Funds and First Trust are sub-licensees to the

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund
Style Funds
July 31, 2023
applicable license agreement. The Funds, except for the Unitary Fee Funds, are required to pay licensing fees, which are shown on the Statements of Operations. The licensing fees for the Unitary Fee Funds are paid by First Trust from the unitary investment advisory fees it receives from each of these Funds.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
For the Unitary Fee Funds, First Trust is paid an annual unitary management fee of such Fund’s average daily net assets and is responsible for the expenses of such Fund including the cost of transfer agency, custody, fund administration, legal, audit, license and other services, and excluding fee payments under the Investment Management Agreement, distribution and service fees pursuant to a Rule 12b-1 plan, if any, brokerage expenses, acquired fund fees and expenses, taxes, interest, and extraordinary expenses. Effective November 1, 2022, the management fee payable by each Fund to First Trust for these services will be reduced at certain levels of each Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.7000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.6825%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.6650%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.6475%
Fund net assets greater than $10 billion up to and including $15 billion	0.6300%
Fund net assets greater than $15 billion	0.5950%
Prior to November 1, 2022, First Trust was paid an annual unitary management fee of 0.70% of such Unitary Fee Funds’ average daily net assets.
Effective November 1, 2022, for the First Trust Large Cap Core AlphaDEX® Fund, First Trust Mid Cap Core AlphaDEX® Fund, First Trust Small Cap Core AlphaDEX® Fund, First Trust Large Cap Value AlphaDEX® Fund, First Trust Large Cap Growth AlphaDEX® Fund, First Trust Multi Cap Value AlphaDEX® Fund and First Trust Multi Cap Growth AlphaDEX® Fund, First Trust is paid an annual management fee of each Fund’s average daily net assets and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.5000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.4875%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.4750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.4625%
Fund net assets greater than $10 billion up to and including $15 billion	0.4500%
Fund net assets greater than $15 billion	0.4250%
Prior to November 1, 2022, First Trust was paid an annual management fee of 0.50% of such Fund’s average daily net assets.
For First Trust Large Cap Core AlphaDEX® Fund, First Trust Mid Cap Core AlphaDEX® Fund, First Trust Small Cap Core AlphaDEX® Fund, First Trust Large Cap Value AlphaDEX® Fund, First Trust Large Cap Growth AlphaDEX® Fund, First Trust Multi Cap Value AlphaDEX® Fund and First Trust Multi Cap Growth AlphaDEX® Fund, the Trust and First Trust have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement (“Recovery Agreement”) in which First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each such Fund (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and extraordinary expenses) exceed 0.70% of average daily net assets per year (the “Expense Cap”). These Funds will have the Expense Cap in effect until at least November 30, 2024. For the fiscal year ended July 31, 2023, there were no fees waived or expenses reimbursed by First Trust for these Funds.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund
Style Funds
July 31, 2023
Prior to November 1, 2022, expenses reimbursed and fees waived by First Trust under the Recovery Agreement were subject to recovery by First Trust for up to three years from the date the fee or expense was incurred, but no reimbursement payment would be made by a Fund if it resulted in the Fund’s expenses exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation. These amounts would be included in “Expenses previously waived or reimbursed” on the Statements of Operations. Effective November 1, 2022, in connection with the introduction of breakpoints discussed above, First Trust has agreed to remove its ability to recover previous expenses borne and fees waived under the Recovery Agreement.
The Trust has multiple service agreements with BNYM. Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund’s assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended July 31, 2023, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
First Trust Large Cap Core AlphaDEX® Fund	$970,300,133	$968,560,104
First Trust Mid Cap Core AlphaDEX® Fund	1,044,136,294	1,042,820,386
First Trust Small Cap Core AlphaDEX® Fund	875,213,119	872,716,500
First Trust Large Cap Value AlphaDEX® Fund	967,833,891	964,376,764
First Trust Large Cap Growth AlphaDEX® Fund	1,169,642,025	1,169,249,154
First Trust Multi Cap Value AlphaDEX® Fund	160,473,241	160,011,222
First Trust Multi Cap Growth AlphaDEX® Fund	212,309,172	211,964,874
First Trust Mid Cap Value AlphaDEX® Fund	242,479,771	242,005,533
First Trust Mid Cap Growth AlphaDEX® Fund	373,149,365	372,678,021
First Trust Small Cap Value AlphaDEX® Fund	205,533,531	204,750,408
First Trust Small Cap Growth AlphaDEX® Fund	299,178,425	298,016,348
For the fiscal year ended July 31, 2023, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

	Purchases	Sales
First Trust Large Cap Core AlphaDEX® Fund	$137,818,189	$135,585,152
First Trust Mid Cap Core AlphaDEX® Fund	97,088,361	82,762,751
First Trust Small Cap Core AlphaDEX® Fund	102,993,842	93,502,273
First Trust Large Cap Value AlphaDEX® Fund	214,210,340	197,330,398
First Trust Large Cap Growth AlphaDEX® Fund	117,809,169	83,676,174
First Trust Multi Cap Value AlphaDEX® Fund	102,162,955	110,099,072
First Trust Multi Cap Growth AlphaDEX® Fund	4,965,425	19,366,502
First Trust Mid Cap Value AlphaDEX® Fund	147,086,859	145,408,016
First Trust Mid Cap Growth AlphaDEX® Fund	42,743,817	66,420,667

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund
Style Funds
July 31, 2023
	Purchases	Sales
First Trust Small Cap Value AlphaDEX® Fund	$60,986,470	$106,674,082
First Trust Small Cap Growth AlphaDEX® Fund	52,816,081	36,961,671
5. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process:the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse FTP, the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before November 30, 2024.
7. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund
Style Funds
July 31, 2023
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded AlphaDEX® Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust Large Cap Core AlphaDEX® Fund, First Trust Mid Cap Core AlphaDEX® Fund, First Trust Small Cap Core AlphaDEX® Fund, First Trust Large Cap Value AlphaDEX® Fund, First Trust Large Cap Growth AlphaDEX® Fund, First Trust Multi Cap Value AlphaDEX® Fund, First Trust Multi Cap Growth AlphaDEX® Fund, First Trust Mid Cap Value AlphaDEX® Fund, First Trust Mid Cap Growth AlphaDEX® Fund, First Trust Small Cap Value AlphaDEX® Fund, and First Trust Small Cap Growth AlphaDEX® Fund (the “Funds”), each a series of the First Trust Exchange-Traded AlphaDEX® Fund, including the portfolios of investments, as of July 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois
September 22, 2023
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded AlphaDEX® Fund
Style Funds
July 31, 2023 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended July 31, 2023, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends Received Deduction
First Trust Large Cap Core AlphaDEX® Fund	100.00%
First Trust Mid Cap Core AlphaDEX® Fund	99.92%
First Trust Small Cap Core AlphaDEX® Fund	100.00%
First Trust Large Cap Value AlphaDEX® Fund	100.00%
First Trust Large Cap Growth AlphaDEX® Fund	100.00%
First Trust Multi Cap Value AlphaDEX® Fund	100.00%
First Trust Multi Cap Growth AlphaDEX® Fund	99.51%
First Trust Mid Cap Value AlphaDEX® Fund	100.00%
First Trust Mid Cap Growth AlphaDEX® Fund	100.00%
First Trust Small Cap Value AlphaDEX® Fund	99.96%
First Trust Small Cap Growth AlphaDEX® Fund	100.00%
For the taxable year ended July 31, 2023, the following percentages of income dividend paid by the Funds are hereby designated as qualified dividend income:

Qualified Dividend Income
First Trust Large Cap Core AlphaDEX® Fund	100.00%
First Trust Mid Cap Core AlphaDEX® Fund	100.00%
First Trust Small Cap Core AlphaDEX® Fund	100.00%
First Trust Large Cap Value AlphaDEX® Fund	100.00%
First Trust Large Cap Growth AlphaDEX® Fund	100.00%
First Trust Multi Cap Value AlphaDEX® Fund	100.00%
First Trust Multi Cap Growth AlphaDEX® Fund	100.00%
First Trust Mid Cap Value AlphaDEX® Fund	100.00%
First Trust Mid Cap Growth AlphaDEX® Fund	100.00%
First Trust Small Cap Value AlphaDEX® Fund	100.00%
First Trust Small Cap Growth AlphaDEX® Fund	100.00%
A portion of each of the Funds’ 2023 ordinary dividends (including short-term capital gains) paid to its shareholders during the fiscal year ended July 31, 2023, may be eligible for the Qualified Business Income Deduction (QBI) under the Internal Revenue Code of 1986, as amended, Section 199A for the aggregate dividends each Fund received from the underlying Real Estate Investment Trusts (REITs) these Funds invest in.

Additional Information (Continued)
First Trust Exchange-Traded AlphaDEX® Fund
Style Funds
July 31, 2023 (Unaudited)
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

Additional Information (Continued)
First Trust Exchange-Traded AlphaDEX® Fund
Style Funds
July 31, 2023 (Unaudited)
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions,

Additional Information (Continued)
First Trust Exchange-Traded AlphaDEX® Fund
Style Funds
July 31, 2023 (Unaudited)
political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to:possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
NOT FDIC INSURED  NOT BANK GUARANTEED  MAY LOSE VALUE

Additional Information (Continued)
First Trust Exchange-Traded AlphaDEX® Fund
Style Funds
July 31, 2023 (Unaudited)
Remuneration
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of the First Trust Exchange-Traded AlphaDEX® Fund funds it manages (the “Funds”) in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2022, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $3,135,201. This figure is comprised of $121,541 paid (or to be paid) in fixed compensation and $3,013,660 paid (or to be paid) in variable compensation. There were a total of 24 beneficiaries of the remuneration described above. Those amounts include $1,653,514 paid (or to be paid) to senior management of First Trust Advisors L.P. and $1,481,687 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Funds.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.
Advisory Agreement
Board Considerations Regarding Approval of the Continuation of the Investment Management Agreement
The Board of Trustees of First Trust Exchange-Traded AlphaDEX® Fund (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the following series of the Trust (each a “Fund” and collectively, the “Funds”):

First Trust Large Cap Core AlphaDEX® Fund (FEX)
First Trust Mid Cap Core AlphaDEX® Fund (FNX)
First Trust Small Cap Core AlphaDEX® Fund (FYX)
First Trust Large Cap Value AlphaDEX® Fund (FTA)
First Trust Large Cap Growth AlphaDEX® Fund (FTC)
First Trust Multi Cap Value AlphaDEX® Fund (FAB)
First Trust Multi Cap Growth AlphaDEX® Fund (FAD)
First Trust Mid Cap Value AlphaDEX® Fund (FNK)
First Trust Mid Cap Growth AlphaDEX® Fund (FNY)

Additional Information (Continued)
First Trust Exchange-Traded AlphaDEX® Fund
Style Funds
July 31, 2023 (Unaudited)
First Trust Small Cap Value AlphaDEX® Fund (FYT)
First Trust Small Cap Growth AlphaDEX® Fund (FYC)
The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2024 at a meeting held on June 4–5, 2023. The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 17, 2023 and June 4–5, 2023, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined:the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the advisory or unitary fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 17, 2023, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 4–5, 2023 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund’s advisory or unitary fee.
In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 17, 2023 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreements have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective, policies and restrictions.
For FEX, FTC, FTA, FNX, FAD, FAB and FYX (the “Non-Unitary Fee Funds”), the Board considered the advisory fee rate schedule payable by each Non-Unitary Fee Fund under the applicable Agreement for the services provided. The Board considered that the Advisor agreed to extend the current expense cap for each Non-Unitary Fee Fund through November 30, 2024.

Additional Information (Continued)
First Trust Exchange-Traded AlphaDEX® Fund
Style Funds
July 31, 2023 (Unaudited)
For FNY, FNK, FYC and FYT (the “Unitary Fee Funds”), the Board considered the unitary fee rate schedule payable by each Unitary Fee Fund under the applicable Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for each Unitary Fee Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the applicable Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.
The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund’s Expense Group included peer funds that pay a unitary fee and because each Unitary Fee Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for each Fund was above the median total (net) expense ratio of the peer funds in its respective Expense Group. With respect to the Expense Groups, the Board, at the April 17, 2023 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for index ETFs, including differences in underlying indexes and index-tracking methodologies that can result in greater management complexities across seemingly comparable ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the advisory and unitary fee rate schedules overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. The Board received and reviewed information for periods ended December 31, 2022 regarding the performance of each Fund’s underlying index, the correlation between each Fund’s performance and that of its underlying index, each Fund’s tracking difference and each Fund’s excess return as compared to its benchmark index. The Board noted that, effective April 8, 2016, each Fund changed its underlying index to an index developed and maintained by Nasdaq, Inc. using the AlphaDEX® stock selection methodology, and that the performance information included a blend of the old and new indexes. The Board considered the Advisor’s explanations of how the AlphaDEX® stock selection methodology impacts Fund performance in various market environments, and the Advisor’s statement that AlphaDEX® is designed to provide long-term outperformance. Based on the information provided and its ongoing review of performance, the Board concluded that each Fund was correlated to its underlying index and that the tracking difference for each Fund was within a reasonable range. In addition, the Board reviewed data prepared by Broadridge comparing each Fund’s performance to that of its respective Performance Universe and to that of a broad-based benchmark index. However, given each Fund’s objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of correlation and tracking difference.
On the basis of all the information provided on the fees, expenses and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the advisory or unitary fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds at current asset levels and whether the Funds may benefit from any economies of scale. The Board noted that the advisory or unitary fee rate schedule for each Fund includes breakpoints pursuant to which the advisory or unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Funds will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. For the Non-Unitary Fee Funds, the Board concluded that the advisory fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. For the Unitary Fee Funds, the Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Unitary Fee Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Unitary Fee Funds. The Board concluded that the unitary fee rate schedule for each Unitary Fee Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation

Additional Information (Continued)
First Trust Exchange-Traded AlphaDEX® Fund
Style Funds
July 31, 2023 (Unaudited)
methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2022 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
Liquidity Risk Management Program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the “Program”) reasonably designed to assess and manage the funds’ liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. The Board of Trustees of the First Trust Funds has appointed First Trust Advisors, L.P. (the “Advisor”) as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee (the “Liquidity Committee”).
Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund’s portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds’ holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund’s net assets and establishes policies and procedures regarding redemptions in kind.
At the April 17, 2023 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from March 17, 2022 through the Liquidity Committee’s annual meeting held on March 23, 2023 and assessed the Program’s adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Funds primarily hold assets that are highly liquid investments, the Funds have not adopted any highly liquid investment minimums.
As stated in the written report, during the review period, two funds breached the 15% limitation on illiquid investments for one day each, as a result of an unscheduled week-long closure of the stock exchange in Istanbul following devastating earthquakes in February, causing all Turkish equities to be re-classified as “illiquid” for one day. Each fund filed a Form N-RN on the day after the breach occurred, and one day later after the breach was cured. No fund with a highly liquid investment minimum breached that minimum during the reporting period. The Advisor concluded that each fund’s investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.
Board of Trustees
Effective September 10, 2023, the exchange-traded funds, closed-end funds, mutual funds and variable insurance funds (collectively, the “Funds”) advised by First Trust Advisors L.P. (“FTA”) announced the appointment of Ms. Bronwyn Wright as a Trustee of all Funds except the exchange-traded funds included in the First Trust Exchange-Traded Fund and the First Trust Dynamic Europe Equity Income Fund, a closed-end fund. Ms. Wright has acted as an independent director to a number of Irish collective investment funds since 2009. Ms. Wright is a former Managing Director of Citibank Europe plc and Head of Securities and Fund Services for Citi Ireland. In these positions, she was responsible for the management and strategic direction of Citi Ireland's securities and fund services

Additional Information (Continued)
First Trust Exchange-Traded AlphaDEX® Fund
Style Funds
July 31, 2023 (Unaudited)
business which included funds, custody, security finance/lending and global agency and trust. She also had responsibility for leading, managing and growing the Trustee, Custodian and Depositary business in Ireland, the United Kingdom, Luxembourg, Jersey and Cayman.

Board of Trustees and Officers
First Trust Exchange-Traded AlphaDEX® Fund
July 31, 2023 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.

Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician, Edward-Elmhurst Medical Group; Physician and Officer, Wheaton Orthopedics (1990 to 2021)	238	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investors Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	238
Director, National Futures
Association and ADMIS
Singapore Ltd.; Formerly,
Director of ADM Investor
Services, Inc., ADM Investor
Services International,
ADMIS Hong Kong Ltd., and
Futures Industry Association

Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	238
Director and Board Chair of
Advocate Home Health
Services, Advocate Home
Care Products and Advocate
Hospice; Director and Board
Chair of Aurora At Home
(since 2018); Director of
Advocate Physician Partners
Accountable Care
Organization; Director of
RML Long Term Acute Care
Hospitals; Director of Senior
Helpers (since 2021); and
Director of MobileHelp
(since 2022)

Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	238	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	238	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee, Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P., Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	238	None

(1)
Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded AlphaDEX® Fund
July 31, 2023 (Unaudited)

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016
Managing Director and Chief Financial Officer, First Trust
Advisors L.P. and First Trust Portfolios L.P.; Chief Financial
Officer, BondWave LLC (Software Development Company) and
Stonebridge Advisors LLC (Investment Advisor)

Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023
Senior Vice President, First Trust Advisors L.P. and First Trust
Portfolios L.P., July 2021 - present. Previously, Vice President,
First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 -
2021.

W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Chief Compliance Officer Since January 2011 • Assistant Secretary Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.

(2)
The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Exchange-Traded AlphaDEX® Fund
July 31, 2023 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•  Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•  Information about your transactions with us, our affiliates or others;
•  Information we receive from your inquiries by mail, e-mail or telephone; and
•  Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•  In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•  We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2023

First Trust Exchange-Traded AlphaDEX® Fund
Style Funds
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.
(d)	The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
(e)	Not applicable.
(f)	A copy of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)       Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $400,000 for the fiscal year ended July 31, 2022 and $400,000 for the fiscal year ended July 31, 2023.

(b)       Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended July 31, 2022 and $0 for the fiscal year ended July 31, 2023.

Audit-Related Fees (Investment Advisor and Distributor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended July 31, 2022 and $0 for the fiscal year ended July 31, 2023.

(c)       Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $223,261 for the fiscal year ended July 31, 2022 and $175,323 for the fiscal year ended July 31, 2023. These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

Tax Fees (Investment Advisor and Distributor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s advisor and distributor were $0 for the fiscal year ended July 31, 2022 and $0 for the fiscal year ended July 31, 2023.

(d)       All Other Fees (Registrant) -- All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended July 31, 2022 and $0 for the fiscal year ended July 31, 2023.

All Other Fees (Investment Advisor and Distributor) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant’s investment advisor and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended July 31, 2022 and $0 for the fiscal year ended July 31, 2023.

(e)(1)       Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)       The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment advisor and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

Registrant:		Advisor and Distributor:
(b)	0%	(b)	0%
(c)	0%	(c)	0%
(d)	0%	(d)	0%

(f)       The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)       The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for the fiscal year ended July 31, 2022, were $223,261 for the registrant, $16,500 for the registrant’s investment advisor and $29,500 for the registrant’s distributor, and for the fiscal year ended July 31, 2023 were $175,323 for the registrant, $31,000 for the registrant’s investment advisor and $45,500 for the registrant’s distributor.

(h)       The registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)       Not applicable.

(j)       Not applicable.

Items 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, Robert F. Keith and Niel B. Nielson.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Exchange-Traded AlphaDEX® Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	October 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	October 6, 2023
By (Signature and Title)*	/s/ Derek D. Maltbie
Derek D. Maltbie, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	October 6, 2023

* Print the name and title of each signing officer under his or her signature.